UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5485

Atlas Funds
(Exact name of registrant as specified in charter)

794 Davis Street, San Leandro, California			94577-6900
(Address of principal executive offices)			(Zip code)

W. Lawrence Key, President, Atlas Funds 794 Davis Street, San Leandro, California 94577-6900
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(510) 297-7444

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2006 through December 31, 2006 is filed herewith.

Atlas Funds

Annual Report

December 31, 2006

The investments you want from the people you trust.®

Table of Contents

Letter from the Chairman of the Board	2

Atlas Funds Performance Review	4

Atlas Funds Financial Information

Atlas Stock and Bond Funds Total Returns	18

Comparing Atlas Funds Performance to the Market	19

Shareholder Expenses	22

Statements of Investments in Securities and Net Assets	23

Statements of Assets and Liabilities	76

Statements of Operations	80

Statements of Changes in Net Assets	84

Financial Highlights	90

Notes to Financial Statements	102

Report of Independent Registered Public Accounting Firm	121

Tax Information	122

Portfolio Proxy Voting Policies and Procedures/Availability of Quarterly Portfolio Schedule	123

Approval of Investment Advisory and Investment Sub-Advisory Agreements	123

Trustees and Officers	131

S&P 500 Index Master Portfolio	133

This material must be preceded or accompanied by a prospectus. Please carefully consider the investment objectives, risks, charges, and expenses of Atlas products before investing. The prospectus contains these details and other information. Please call 1-800-933-2852 for a prospectus and read it carefully before investing.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the data quoted. For the most recent month-end performance data, call 1-800-933-2852. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

NOT FDIC INSURED • NOT A DEPOSIT • NO BANK GUARANTEE • MAY LOSE VALUE • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

From the office of Marion O. Sandler

Chairman of the Board

Dear Atlas Shareholder:

Despite some volatility, the investment markets remained relatively positive in 2006, particularly in the second half of the year, aided in part by the Federal Reserve ending its long series of interest rate hikes in June. The unemployment rate continued to fall, with companies creating more new jobs, and corporate profit growth increased. Though rising consumer debt levels, continued tensions in the Middle East, high energy costs and the softening housing market often dominated headlines, the stock market persevered and by the end of the year consumer confidence was on the rise.

Atlas Funds showed solid performance in 2006

Atlas Funds continued to perform well in 2006. Every Atlas portfolio delivered a positive return for the 12-month period. Our stock and bond funds generated solid gains and our bond funds continued to provide attractive yields. In the pages following this letter, you may read detailed market and economic reviews as well as portfolio managers' in-depth discussions of Atlas Funds' performance.

Atlas continues to emphasize the need for asset allocation

The increased necessity for personal retirement savings and the current uncertainty of the housing market serve as reminders to all investors that a consistent, carefully constructed, long-term investment strategy is key to investment success. Asset allocation plans better enable investors to obtain their financial goals regardless of short term market shifts or trends. Trying to time the market is not advisable, since you could miss out when one asset class takes the lead. Diversifying your portfolio may increase your possibility of benefiting from an upturn while also potentially cushioning you from a downturn. However, asset allocation or diversification does not ensure a profit or guarantee against a loss. Ask your Representative to review your portfolio with you on a regular basis for appropriate asset allocation as your needs, goals and tolerance for risk evolve.

Proposed fund mergers and liquidations

On November 14, 2006, Atlas Funds' Board of Trustees approved proposals to merge the majority of the Atlas Funds into corresponding Evergreen Funds and to merge the Atlas Strategic Income Fund into the Oppenheimer Strategic Income Fund. The Board also approved the liquidation of the Atlas Money Market Fund and the Atlas California Municipal Money Fund, which will occur on or about March 30, 2007. These proposals were outlined in recent mailings to shareholders and the mergers are subject to shareholder approval.

If approved, the mergers will be completed in May 2007. The Board believes these proposals are in the best interests of Atlas shareholders and provide the potential for lower fund expenses. In addition, shareholders invested in Atlas Funds as of the Funds' merger date will be permitted to purchase or exchange shares into additional Funds in their respective Evergreen or Oppenheimer fund families without a sales charge for as long as they maintain their current account registration.

We appreciate your investment and your commitment.

The proposed fund mergers, if approved by shareholders, make this the last annual report letter you will receive from Atlas Funds and from this Chairman. Thank you for entrusting your investment assets to Atlas. It has been a privilege to serve you over the past seventeen years, and we wish you continued financial success in the future.

If you have any questions or concerns, you may continue to reach us at 1-800-933-ATLAS (1-800-933-2852). Best wishes for a prosperous 2007.

Sincerely,

Marion O. Sandler
Chairman of the Board

NOT FDIC INSURED • NOT A DEPOSIT • NO BANK GUARANTEE • MAY LOSE VALUE • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2006 Annual Review

2006 Atlas Funds Review

The following portfolio reviews report on the one-year period ended 12/31/06. For each fund, the portfolio management team has provided an overview of the market climate, investment strategy, and a discussion of some of the factors that helped or hindered performance during the period.

The fund manager opinions, portfolio positioning, and holdings discussed herein are as of 12/31/06 and are subject to change. This commentary is for general information only and should not be relied upon as research or investment advice.

Important notes about performance:

•  Total returns represent the increase or decrease in value during the time periods noted. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. A fund's "net asset value" is the value of one share of a fund.

•  Performance data referenced in the following fund discussions represent past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance data, please call 1-800-933-ATLAS or visit www.atlasfunds.com. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

•  A fund's index is generally representative of the market in which the fund invests and is used as a performance "benchmark" (e.g., large company stock funds are usually compared with the S&P 500 Index). It is important to remember that the securities represented in an index may differ materially from a fund's portfolio. For example, a fund that seeks growth with capital preservation may be managed to be less volatile than an index and, therefore, its return may not equal the return of its representative index. Unlike funds, an index is unmanaged and therefore does not incur fees and expenses. You may not invest directly in an index. The words "index" and "benchmark" are used interchangeably in the following commentaries.

Atlas Stock Funds

Atlas Dual Focus Fund

Atlas Dual Focus Fund1 seeks long-term growth and current income, with capital preservation as an additional goal. In seeking this goal, the Fund invests at least 80% of its assets in dividend-paying equity securities from issuers believed to have good

1  Effective July 31, 2006, Atlas Balanced Fund's investment strategy was changed to reflect an equity income approach by investing primarily in dividend-paying stocks. The Fund was renamed the Atlas Dual Focus Fund. Blackrock Investment Management LLC (formerly Fund Asset Management, L.P.) became the sub-advisor to the Fund.

prospects for capital appreciation. The Fund returned 7.39% for the three-month period ended December 31, 2006, while its benchmark, the Russell 1000 Value Index, returned 7.99%. For the twelve-month period the Fund returned 9.44%, underperforming the index's 22.25% return.

Overweight positions in Materials and Utilities and an underweight position in Healthcare had a positive effect on the comparative performance. Excluding cash and its equivalents, the stocks in the portfolio outperformed the Fund's index. However, the Fund's cash allocation hindered its performance versus the benchmark during a period of generally rising equity prices. Individual stock selection in the Energy, Industrials and Telecommunications Services sectors also detracted from the relative return.

In 2007 the Fund's portfolio managers will maintain their focus on companies, industries and sectors that they believe will benefit from the combination of increased global demand and limited production. The management team remains confident that the long-term earnings power of these companies is not exclusively dependent on the spot price of commodities, which have recently experienced speculative inflows. Further, they believe the stability of these companies' operations, as demonstrated by their balance sheets, dividend histories and forward earnings estimates, is not being reflected accurately by short-term fluctuations in their stock price and will be more highly valued in the mid- to longer term. The team remains cautious on consumer-related sectors given reduced purchasing power from rising healthcare and utility costs, as well as potential negative wealth effects from the slowing housing market.

Atlas Emerging Growth Fund

Atlas Emerging Growth Fund seeks long-term appreciation by building a balanced portfolio of both growth and value stocks. For the one-year period ended December 31, 2006, Atlas Emerging Growth Fund produced a positive return (11.43%), but lagged its blended benchmark, the Russell 2000 Index, which returned 18.37% for the same period.

The Fund's positive performance can be attributed primarily to strong stock selection within the Autos & Transportation, Producer Durables and Consumer Discretionary sectors, which accounted for 30% of the average weight of the Fund's portfolio and led performance for the year. The portfolio's overweight position in the aerospace and defense industry benefited the Fund, as it was the most significant contributor to performance within the Autos & Transportation sector. Aviall Inc., which distributes aviation products and provides aftermarket services to military and government aircraft operators, commercial airlines and general aviation customers, was the best performing stock within its industry. The company was acquired by Boeing during the period.

2006 Annual Review (continued)

Weak relative returns and individual stock selection within the Materials and Processing, Financial Services and Utilities sectors were the biggest detractors from the Fund's performance. The three sectors represented a combined 36% average weighting in the portfolio during the period. The specialty chemicals industry in particular detracted from performance. In the Financial Services sector, regional banks and internet software services industries were the biggest detractors. In Utilities, an underweight in electric utilities had a negative effect on the Fund for the year.

The Fund's portfolio managers believe the economy may grow at a solid pace, inflation may be subdued, corporate earnings growth may at least reach the high single digits, and the stock market should have more gains in store for 2007. Moving into the New Year, the team's emphasis, as always, is on holding small and mid-cap stocks in both the growth and value segments that have either undervalued assets or strong prospective earnings power. Currently the team favors shares of companies in the apparel/footwear, internet software, investment banks/brokers, data processing services, semiconductors, telecommunications equipment, hospital nursing management, and aerospace and defense industries.

Please note: Investments in small- and mid-size companies present greater risk of loss than investments in large companies.

Atlas Global Growth Fund

Atlas Global Growth Fund seeks long-term growth by investing primarily in the stocks of companies from around the world. For the one-year period ended December 31, 2006, the Fund returned 16.01%, underperforming its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned 20.07% for the period. The MSCI World Index measures major stock markets in 23 countries, including the United States.

The Fund's positive performance can be attributed to the notable successes of some of the portfolio's largest holdings, such as Reckitt Benckiser plc and H&M Hennes & Mauritz AB. Investments in software companies Intuit, Inc. and Adobe Systems, Inc. also continued to pay off during the reporting period, as the companies continued to develop new products that not only appeal to their existing customer bases but also achieve broader interest. Also aiding performance were investments in Inditex S.A., the parent company of Zara stores and Tesco plc, the UK's leading grocery chain, which continued to grow worldwide in 2006, and in the Mexican television company Grupo Televisa SA, which continued to retain high market share.

Underperformers including eBay, Inc., Advanced Micro Devices, Inc., and Boston Scientific Corp. detracted from Fund performance during the year. In addition, significant market slowdown in the demand for implantable cardiac defibrillators and a slowdown in the growth rate of knee and hip replacements impaired the performance of certain portfolio holdings. However, the portfolio managers' investment decision making process considers the next three to five years as the operative period rather than the next quarter or two. The team therefore remains confident that the long-term opportunity for the segments that faced setbacks in 2006 remains positive and they will continue to look for opportunities in the Technology sector, as well as in the areas of analog and mixed signal semiconductors. They will also continue to favor a number of the Fund's existing holdings, such as L.M. Ericsson and Juniper Networks, Inc., perhaps even increasing their investment in the stocks, as the opportunity for communication network build-outs remains robust.

The team's investment philosophy is based on the idea that earnings growth drives stock prices and that long-term earnings growth opportunities are discovered by examining trends that provide opportunities for growth in the coming decade. Ideally, those opportunities, or the stocks of those businesses showing long-term growth potential, are then purchased at bargain prices. As global growth continues and interest rates remain relatively low, the Fund's managers remain optimistic about the markets and expect to see good opportunities for investment in 2007. The team remains focused on its long-term investment philosophy and its mantra of looking for "good companies in good businesses at good prices."

Please note: International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political changes, and differing accounting standards that may adversely affect portfolio securities. A redemption fee of 2% will be applied to shares of the Global Growth Fund if redeemed within 60 days of purchase.

Atlas Growth Opportunities Fund

Atlas Growth Opportunities Fund seeks long-term capital appreciation through investing in large company growth and value stocks. For the one-year period ended December 31, 2006, the Fund returned 9.82%, while its benchmark, the S&P 500 Index, returned 15.79% for the same period.

Individual stock performance had an impact on the Fund's return during the period, as did the portfolio managers' investment approach. The Fund's management team employs a longer-term growth approach and looks for companies that exhibit strong historical growth and expected growth data, along with accelerating sales growth. Historically, this performance metric has proven to generate strong returns. Unfortunately, a challenging market environment in 2006 favored stocks that did not fit management's metrics, and the Fund's performance suffered as a result.

2006 Annual Review (continued)

Most of the Fund's relative gains were achieved in the Materials sector, including top contributors Monsanto Co., an agricultural company, and Phelps Dodge Corp., a copper production company, which the portfolio managers sold and consequently realized profits. Within Consumer Staples, the Fund benefited from holdings in ConAgra Foods, Inc., a global retail food products firm. UBS AG, a holding in the Financials sector, posted dynamic earnings growth due to its robust asset gathering in its private wealth business. Within Technology, top contributors included Apple Computer, Inc., Cisco Systems, Inc., and Cognizant Technology Solutions Corp. Within Energy, the Fund's relative underperformance was due to its underweight position in the sector as well as poor returns from individual stocks. However, the Fund's positions in Exxon Mobil Corp. and BP plc, ADR aided performance.

The Fund was negatively affected by its overweight position in the Information Technology sector, most notably underperformance by software companies Microsoft Corp. and Novell, Inc., both of which experienced internal growing pains during the period. Additional performance detractors included Corning, Inc., a diversified technology products maker and chief supplier of liquid crystal display (LCD) products and Yahoo!, Inc. The Fund's underweight position and poor stock selection in the Financials and Telecommunication Services sectors also detracted from returns. Underperformers in Financials included Legg Mason, Inc. and Capital One Financial Corp., both of which faced difficulties over the integration of recent acquisitions. Management's investment in Sprint Nextel Corp. hindered performance in the Telecommunication Services sector. Sprint Nextel came under pressure as it struggled to attract and retain subscribers. The Fund's team has since sold its position in Sprint Nextel. Finally, the Fund's holdings in the Healthcare sector hurt relative performance, despite strong returns generated by UnitedHealth Group, Inc. and Celgene Corporation.

Going into 2007, the Fund has an underweight position relative to the S&P 500 Index in the Energy sector. Conversely, the Fund's most significant relative overweight position is in the Information Technology sector. Regardless of broader market trends, the Fund's portfolio managers continue to follow a bottom-up, research-driven stock selection strategy, adhering to a longer-term growth approach, and target companies they believe offer high earnings potential, accomplished management teams and strong financials with attractive valuations.

Atlas Independence Flagship Fund

Atlas Independence Flagship Fund2 is a fund of funds that seeks long-term growth of capital and moderate current income. It achieves this by allocating its assets among a variety of Atlas stock, bond, and money funds. The Fund targets a balanced growth allocation of approximately 60% stocks, 30% bonds, and 10% cash and money market securities. Allocation is adjusted based on the outlook for the economy,

2  The risks associated with each of the underlying Atlas Funds are in proportion to their respective weighting within the portfolio and are described in the prospectus. As a fund of funds, each Portfolio will pay a portion of the expenses of the underlying funds that make up its portfolio in addition to the Portfolio's own expenses.

financial markets, and the market values of the underlying Atlas Funds. For the one-year period ended December 31, 2006, the Fund returned 7.52%, outperforming the 4.33% return of the Lehman Aggregate Bond Index but lagging the 15.79% return of the S&P 500 Index.

At the end of the year, Atlas Independence Flagship Fund was broadly diversified among eight Atlas Funds. The portfolio's largest positions were Atlas Strategic Income Fund (21.17% of assets), Atlas Value Fund (15.40% of assets), Atlas Strategic Growth Fund (15.21% of assets), Atlas Emerging Growth Fund (14.90% of assets), Atlas Dual Focus Fund (14.27% of assets), and Atlas Global Growth Fund (10.02% of assets).

Moving ahead, the Fund continues to be positioned as a well-diversified balanced investment for long-term investors.

Atlas Independence Star Spangled Fund

Atlas Independence Star Spangled Fund3 is a fund of funds that seeks long-term capital appreciation and allocates its assets among a variety of Atlas stock funds. The Fund targets an allocation of approximately 95% stocks and 5% cash and money market securities. Allocation is adjusted based on the outlook for the economy, financial markets, and the market values of the underlying Atlas Funds. For the one-year period ended December 31, 2006, the Fund returned 9.59%, while the S&P 500 Index returned 15.79%.

At the end of the year, Atlas Independence Star Spangled Fund was broadly diversified among five Atlas Funds. The portfolio's positions were Atlas Global Growth Fund (33.54% of assets), Atlas Value Fund (32.02% of assets), Atlas Strategic Growth Fund (14.98% of assets), Atlas Emerging Growth Fund (14.16% of assets), and Atlas Money Market Fund (4.82%).

Atlas S&P 500 Index Fund

Atlas S&P 500 Index Fund attempts to mirror the risk and return of the Standard & Poor's 500 Index—before fees and expenses—and enables investors to own part of a stock portfolio composed of the five hundred companies that make up the S&P 500 Index.4 For the one-year period ended December 31, 2006, the Fund returned 15.14%5 while the index returned 15.79%.

3  The risks associated with each of the underlying Atlas Funds are in proportion to their respective weighting within the portfolio and are described in the prospectus. As a fund of funds, each Portfolio will pay a portion of the expenses of the underlying funds that make up its portfolio in addition to the Portfolio's own expenses.

4  The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Portfolio, which has the same investment objective. "Standard & Poor's®," "S&P®," "S&P 500®,"and "500®" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Funds. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

5  Some of the Fund's expenses are currently being absorbed by the adviser. Without expense waivers and reimbursements, the Fund's total return would have been lower.

2006 Annual Review (continued)

Within the S&P 500 Index, the top-performing sectors in 2006 included Telecommunications Services, Energy, Consumer Discretionary, Utilities, Financials and Materials.

Atlas Strategic Growth Fund

Atlas Strategic Growth Fund seeks long-term growth by investing primarily in the stocks of medium-to-large U.S. companies. For the one-year period ended December 31, 2006, the Fund returned 4.10%, underperforming its benchmark, the Russell 1000 Growth Index, which returned 9.07%.

Aiding performance during the period were holdings including NVIDIA (+102% in 2006), a graphics semiconductor maker currently benefiting from Microsoft's latest upgrade to their Windows operating system, and Cisco (+60% in 2006), whose shares gained 18.9% during the fourth quarter as the networking and communications technology company continued to experience strong sales and earnings momentum. Cisco continues to invest heavily in emerging markets, in particular India, where it has established a major globalization center and relocated one of the company's top five executives as part of its longer-term plan to invest up to $1 billion in operations in the country.

The Fund's underperformance of the Russell 1000 Growth benchmark during the year was primarily a product of individual stock selection rather than economic sector-weighting decisions. Shares of Ann Taylor (–20% for 2006), one of the Fund's holdings, dropped 15.2% in the fourth quarter as a result of disappointing sales trends. Ann Taylor exhibited very strong operating trends over the summer. However, the company experienced several merchandising problems entering the key holiday season that will probably affect earnings for several quarters. For this reason the portfolio managers elected to sell the Fund's position in the stock in December.

Management reduced the Fund's positions in the Energy sector over the course of 2006, as falling oil and natural gas prices resulted in lower growth opportunities within the group. In contrast the team increased the Fund's positions in stocks in the Industrial sector during the year, as a falling U.S. dollar improved the competitiveness of companies in this sector that export their products overseas. Throughout the year the team maintained significant positions in Health Care, Technology, and Industrial issues.

Going into 2007, the Fund's managers expect tremendous opportunity in growth stocks, especially large cap growth stocks. As a group, the sales and earnings of these companies have grown significantly since 2000, while their stock prices have generally declined. This is why price/earnings ratios for many high-quality growth stocks have dropped to today's depressed levels. For investors with patience and a long-term time horizon, the team believes the prospective returns from growth stocks are likely to be very attractive both on a relative and an absolute basis. In particular, they are finding promising investment opportunities among companies in the Technology, Health Care and Industrials sectors.

Atlas Value Fund

Atlas Value Fund seeks long-term growth and some income through investments in value stocks of large U.S. companies. For the one-year period ended December 31, 2006, the equity portion of the Fund returned 10.62%, while its benchmark, the Russell 1000 Value Index, returned 22.25% for the same period.

Weak stock selection in the Consumer Discretionary, Information Technology, Financials, Consumer Staples and Materials sectors hindered performance during the 12-month period. While an underweight position in Financials benefited the Fund's relative return, underweights in Energy and Telecommunication Services and overweights in the Consumer Discretionary, Information Technology and Industrials detracted from performance.

The Fund's portfolio managers anticipate another year of strong returns for equities in 2007. Assuming the economy continues to grow, investors may be willing to extend time horizons, permitting some upward valuation of mildly rising earnings. The key will be for inflation expectations to remain reasonable. The environment may provide a constructive liquidity backdrop, encouraging continued dividend increases, stock buy-backs, and merger and acquisition activity. As U.S. growth slows and interest rate differentials work against the U.S., the path of least resistance for the dollar is down, hopefully in a gradual way.

The management team believes that 2007 likely will feature continued rotation away from domestic growth and the consumer toward business fixed investments, exports and other sources of non-U.S. growth. Therefore, in another year where security selection will be critical, the team will look for companies with exposure to foreign sales, the ability to increase dividends, and those that are generally larger and of higher quality. Along with the usual unpredictable geopolitical risks and the headline risk associated with populist politics, the Fund's managers expect volatility levels to move up from their record-low levels.

Atlas Bond Funds

Atlas American Enterprise Bond Fund

Atlas American Enterprise Bond Fund seeks to provide current income with capital preservation as an additional goal. The Fund may invest in a broad range of corporate and government securities. For the twelve-month period ended December 31, 2006, the Fund slightly outperformed its index, the Lehman Intermediate Government/Credit Index returning 5.20% versus 4.08%.6

The most significant contributor to performance throughout the year was the team's active management of the portfolio's allocation to corporate bonds, or the credit sector. Two strong months of outperformance by the sector led management to

6  Some of the Fund's expenses are currently being absorbed by the adviser. Without expense waivers and reimbursements, the Fund's total return would have been lower.

2006 Annual Review (continued)

reduce the portfolio's exposure to longer-maturity (30-year) bonds, shifting from a modestly overweight position in credit to a significant underweight. This substantially increased returns, especially since March and April proved to be difficult months for the credit market, long-maturity credits in particular. In May, conditions began to show signs of improvement, so the team restored the Fund's position in credit at attractive valuations. Management's decision to heavily overweight the portfolio's exposure to financial-services credit, specifically longer-maturity, banking-related bonds, pushed Fund returns higher, as this was the best-performing sector within the corporate bond market in 2006. An increased exposure to high-yield bonds also added to absolute and relative returns for the period.

Two additional aids to performance were the Fund's mortgage exposure and the team's active management of the Fund's duration.7 Mortgages, particularly longer-maturity mortgages, enjoyed a strong year, outperforming like-duration Treasuries by a substantial margin. Therefore, management's decision to overweight 30-year maturity mortgages boosted the Fund's returns. The portfolio's underweight allocation to Ginnie Maes, which performed poorly relative to other areas of the mortgage market, also helped performance. With respect to duration, the Fund began the fiscal year with less interest-rate exposure than the market, based on management's belief that the Federal Reserve was not finished raising short-term rates and that the U.S. economy was healthier than some market participants believed. When rates increased over the first half of the year, this stance helped portfolio performance tremendously.

Despite the positive results derived from the bulk of the Fund's mortgage allocation, the most significant detractor to Fund performance this year came from the portfolio managers' emphasis on higher-coupon mortgages. While some of these securities performed reasonably well, lower-coupon mortgages, which held more risk, enjoyed greater return relative to equal-duration Treasuries than did higher coupon issues. Thus the portfolio's overweight to the high-coupon sector of the mortgage market had a slightly negative impact on returns.

Yields fell quickly in the second half of 2006, when the market began to react to various data hinting at economic softening, and the portfolio managers again viewed this as more pessimistic than warranted given the state of the economy. As such, management reverted back to a short-duration position on interest rates for the remainder of the year. For the twelve-month period, the adjustments made to the portfolio's interest rate sensitivity generally aided the Fund's total return.

Please note: There are risks associated with an investment in a bond fund, including interest rate risk, credit risk, and inflation risk. Bond fund investments are affected by changes in interest rates. Prices of bonds in the Fund will decline as interest rates rise and vice versa. This may affect the value of your investments in the Fund.

7  Duration is defined as the price volatility of a bond relative to a change in the general level of interest rates.

Atlas Independence Eagle Bond Fund

Atlas Independence Eagle Bond Fund8 is a fund of funds that seeks current income consistent with capital preservation. It achieves this by allocating its assets among several Atlas bond funds. The Fund targets an allocation of approximately 95% bonds and 5% cash and money market securities. Allocation is adjusted based on the outlook for the economy, financial markets, and the market values of the underlying Atlas Funds. For the one-year period ended December 31, 2006, the Fund returned 6.01%, outperforming the 4.33% return of the Lehman Aggregate Bond Index.

At the end of the year, Atlas Independence Eagle Bond Fund was broadly diversified among three Atlas Funds. The portfolio's positions were Atlas Strategic Income Fund (47.41% of assets), Atlas American Enterprise Bond Fund (47.37% of assets), and Atlas Money Market Fund (4.99% of assets).

Please note: There are risks associated with an investment in a bond fund, including interest rate risk, credit risk, and inflation risk. Bond fund investments are affected by changes in interest rates. Prices of bonds in the Fund will decline as interest rates rise and vice versa. This may affect the value of your investments in the Fund.

Atlas Municipal Bond Funds

Atlas municipal bond funds seek high current income exempt from federal income tax with capital preservation as an additional goal. Atlas California Municipal Bond Fund ("California Fund") is also exempt from California income tax. For the one-year period ended December 31, 2006, Atlas National Municipal Bond Fund ("National Fund") returned 4.35%, while the California Fund returned 4.27%. The Lehman Municipal Bond Index, the Funds' benchmark, returned 4.84% for the year.

Atlas California Fund's allocation to lower investment grade credits (Baa2/BBB) and longer maturity bonds (20+ years) was the most significant boon to the Fund's total return. The management team's commitment to the futures market (short Treasury futures position) also contributed positively to performance, as did the Fund's exposure to the uninsured hospital sector. The IDR/PCR sector again led all sectors in the index, up 8.14% for the year, largely due to the total return of Tobacco bonds (bonds backed by the MSA agreement between the tobacco companies and the majority of the states) and some airline credits. As the Atlas Funds do not purchase Tobacco bonds, the California Fund did not benefit from this significant outperformance. Another area that detracted from the Fund's relative performance was its exposure to cash instruments, as short-term maturities underperformed long-term maturities.

8  The risks associated with each of the underlying Atlas Funds are in proportion to their respective weighting within the portfolio and are described in the prospectus. As a fund of funds, each Portfolio will pay a portion of the expenses of the underlying funds that make up its portfolio in addition to the Portfolio's own expenses.

2006 Annual Review (continued)

Similar to the California Fund, the National Fund's allocation to lower investment grade credits (Baa2/BBB) and longer maturity bonds (20+ years) contributed the most to the Fund's positive performance. Exposure to uninsured hospital bonds also added to the Fund's performance, as did the short Treasury futures position (see above) that the portfolio managers closed during the year. Detracting from performance was the allocation to cash instruments, though reduced during the year, as longer maturities outperformed shorter maturities.

Management's focus in 2007 will be to maintain sufficient liquidity without holding too much cash, to benefit from potentially higher bond prices and lower yields. The team will also focus on purchasing high-quality credits and will opportunistically seek attractive uninsured credits. Municipal supply is anticipated to be somewhat less than the 2006 near record $384 billion, but not significantly so, as the Funds' portfolio managers expect plenty of issuance to support infrastructure spending throughout the country, particularly in California.

Please note: There are risks associated with an investment in a bond fund, including interest rate risk, credit risk, and inflation risk. Bond fund investments are affected by changes in interest rates. Prices of bonds in the Fund will decline as interest rates rise and vice versa. This may affect the value of your investments in the Fund.

Atlas Strategic Income Fund

Atlas Strategic Income Fund seeks to provide investors with high current income, consistent with capital preservation, by investing in a diversified portfolio of high-yield bonds, foreign debt, and government securities. For the one-year period ended December 31, 2006, the Fund returned 6.97%, exceeding the 4.33% return of its benchmark, the Lehman Brothers Aggregate Bond Index.

The Fund benefited from its emphasis on bonds and currencies from the emerging markets in 2006. Investments in Brazil, Mexico and Russia in particular produced attractive returns as these nations progressed toward reforming their financial systems and taming inflation. Returns were also bolstered by the Fund's relatively heavy exposure to the Euro, which gained value relative to the U.S. dollar. In fact, due to low interest rates, a soaring current account deficit and other factors, most major currencies advanced against the U.S. dollar during the year, making investments denominated in foreign currencies more valuable for U.S. residents.

The Fund received generally positive contributions from high-yield corporate bonds, and the management team's security selection and duration management strategies helped support returns from U.S. government securities. The team captured higher yields than those provided by U.S. Treasuries by focusing on mortgage- and asset-backed securities from U.S. government agencies. In the spring the team began to increase the Fund's average duration toward a range that was closer to industry averages. This change helped the Fund participate more fully in rallies as the market rebounded during the summer and fall.

When concerns arose in the spring that a U.S. economic slowdown might precede a downturn in international economic conditions, the Fund's overweight position in emerging market bonds hurt its relative performance. Fortunately, most of the Fund's emerging markets positions bounced back when U.S. economic growth moderated and U.S. interest rates stabilized. Bonds from Turkey proved to be an exception, as the country encountered regional political difficulties over the second half of the year. As previously mentioned, high-yield corporate bonds generally aided the Fund's performance. However, bonds in the lower rating categories tended to fare better than those with higher credit ratings. Since management had reduced the Fund's exposure to high-yield bonds—lower-rated securities in particular—in anticipation of slower U.S. economic growth, the Fund did not participate fully in the high-yield sector's strength during the second half of the year.

As 2007 begins, the Fund's portfolio managers remain guardedly optimistic regarding the prospects for currencies and bonds in the emerging and developed markets. The team believes that the emerging markets remain fundamentally sound despite signs of slower growth in the United States, and bond prices may rise further as the global economic expansion continues. While strong corporate profits may continue to support high-yield bond prices, the team remains concerned about rich valuations and the possibility that recent trends in corporate financing may cause default rates to rise. Finally, management expects U.S. interest rates to remain relatively stable, which may help keep prices and yields of U.S. Treasury securities near current levels. The Fund enables investors to participate in all three of these major bond market sectors.

Please note: The Strategic Income Fund involves the risks associated with investing in high-yield, low-rated bonds known as "junk bonds," which have a greater chance of default on interest and principal payments. This fund also includes risks associated with an investment in a bond fund, including interest rate risk, credit risk, and inflation risk. Bond fund investments are affected by changes in interest rates. Prices of bonds in the Fund will decline as interest rates rise and vice versa. This may affect the value of your investments in the Fund.

Atlas U.S. Government and Mortgage Securities Fund

Atlas U.S. Government and Mortgage Securities Fund seeks high current income by investing primarily in mortgage-backed securities. Capital preservation is an additional goal. The Fund focuses predominantly on AAA-rated government agency mortgage-backed securities, including holdings in the Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation. For the twelve-month period ended December 31, 2006, the Fund returned 4.77%, compared with the Lehman MBS Fixed Rate Index's return of 5.22%.

A significant contributor to performance throughout the reporting period was the Fund team's active management of the portfolio's duration, or interest-rate sensitivity. (Duration is defined as the price volatility of a bond relative to a change in the general level of interest rates.) At the beginning of the year the Fund had less

2006 Annual Review (continued)

interest-rate exposure than the market, based on management's belief that the Federal Reserve was not finished raising short-term rates and that the U.S. economy was healthier than some market participants believed. When rates increased rather markedly over the first half of the year, this stance helped the Fund outperform its benchmarks. The second half of the year saw yields reaching levels that the Fund's portfolio managers deemed more consistent with economic fundamentals. As such, the team began trending its short duration position a bit closer to a neutral stance. In August, when the market began to react to various data hinting at economic softening, yields fell rather quickly. Management again viewed this as more pessimistic than warranted, given the state of the economy, and reverted back to a short-duration position on interest rates for the remainder of the year.

The Fund's mortgage exposure throughout the year also aided performance, first because mortgages in general experienced a strong year, outperforming like-duration Treasuries by a substantial margin, and second because this sector derived support from the market's lower expectations for future interest rate volatility. Further, the Fund's allocation to U.S. government agency securities and exposure to commercial mortgage-backed securities, or CMBS, contributed to positive returns for the period. The CMBS sector performed well throughout 2006, and as such, the portfolio managers' decision to maintain a slight overweight in this sector throughout most of the period aided returns. Similarly, the portfolio's allocation to asset-backed securities positively affected Fund returns this period, while its underweight allocation to Ginnie Maes, which performed very poorly relative to other areas of the mortgage market, benefited the portfolio.

Despite the positive results the Fund derived from the bulk of its mortgage allocation, management's emphasis on higher-coupon mortgages hindered performance. While some of these securities performed reasonably well, lower-coupon mortgages, which held more risk, enjoyed greater return relative to equal duration Treasuries than did higher coupon issues. Hence the portfolio's overweight to the high coupon sector of the mortgage market had a slightly negative impact on Fund returns.

The adjustments made to the portfolio's interest-rate sensitivity during the period generally aided the Fund's total return. Management believes that these adjustments have also positioned the Fund well for the conditions anticipated in 2007.

Please note: When interest rates decline, mortgage-backed securities are subject to prepayments of principal. This may affect the value of your investments in the Fund.

Atlas Money Market Funds

Atlas money market funds seek to provide investors with money market returns, after-tax advantages and stability of principal.9

The Atlas Money Market Fund invests in high-quality money market securities, which may include commercial paper, certificates of deposit, and bankers' acceptances. The Fund produced a 4.26% return for the twelve-month period ended December 31, 2006, ranking in the 56th percentile out of the 354 funds in its Lipper peer group.

The Atlas California Municipal Money Fund invests in short-term California municipal securities with the two highest credit ratings of AAA and AA. The Fund returned 2.76% for the year and ranked in the 67th percentile out of the 65 funds in the Lipper California Money Fund peer group.

9  A money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Money market yields quoted are 7-day current yields (as opposed to 30-day yields for other bond funds), reflecting short-term investments. Taxable equivalent yields assume a 41.05% combined tax bracket for the California Municipal Money Fund. For some individuals, alternative minimum tax may apply. Some of the Funds' expenses are currently being absorbed by the adviser. Without expense waivers and reimbursements, total returns would have been lower.

Atlas Stock and Bond Funds Total Returns  for periods ended December 31, 2006

			Average Annual Total Returns
	3 Months[1] %	6 Months[1] %	1 Year %	5 Years %	10 Years %	Since Inception %	Inception Date
Stock Funds
Dual Focus	7.39	7.19	9.44	2.88	2.71	4.84	9/30/93
Emerging Growth	6.18	3.06	11.43	5.31	—	6.89	4/30/97
Global Growth	8.19	12.36	16.01	10.83	13.14	13.35	4/30/96
Growth Opportunities	5.64	10.61	9.82	5.79	8.56	11.31	12/5/90
Independence Flagship[3]	5.24	6.72	7.52	—	—	6.33	5/1/02
Independence Star Spangled[2,3]	6.24	8.16	9.59	—	—	7.68	12/1/05
S&P 500 Index[2]	6.48	12.36	15.14	5.62	7.87	10.37	7/2/93
Strategic Growth	2.91	5.93	4.10	1.98	3.48	6.44	9/30/93
Value Fund	7.61	11.17	10.62	—	—	7.67	5/1/02
Bond Funds
American Enterprise Bond[2]	1.59	5.44	5.20	—	—	3.13	5/1/03
California Municipal Bond	0.94	4.24	4.27	4.78	4.88	6.10	1/24/90
Independence Eagle Bond[2,3]	2.62	6.16	6.01	—	—	6.42	12/1/05
National Municipal Bond	1.05	4.40	4.35	5.11	5.02	6.24	1/26/90
Strategic Income	3.97	7.53	6.97	8.00	6.17	6.65	5/20/96
U.S. Government and Mortgage Securities	1.37	5.11	4.77	3.62	5.00	6.29	1/19/90

1  Returns for periods less than a full year are aggregate (non-annualized) returns.

2  Some of the Fund's expenses currently are being absorbed by the Adviser. Without expense waivers and reimbursements, the Fund's total return would have been lower.

3  As a fund of funds, the Fund will pay a portion of the expenses of the underlying funds that make up its portfolio in addition to the Fund's own expenses.

The data above represents past performance and does not guarantee future results. Current performance may be lower or higher than the data quoted. For the current to most recent month-end performance data call 1-800-933-2852. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns assume reinvestment of dividends and capital gains. Please carefully consider the investment objectives, risks, charges, and expenses of Atlas products before investing. The prospectus contains these details and other information. Please call 1-800-933-2852 for a prospectus and read it carefully before investing. While there are no sales charges associated with Atlas Funds, other ongoing charges may apply.

A redemption fee of 2% will be applied to shares of the Atlas Global Growth Fund that are redeemed within 60 days of their purchase. The performance data does not reflect the deduction of this fee. If the fee were reflected, returns would be lower than quoted.

The Emerging Growth Fund involves greater risks associated with investing in small and emerging growth companies. Small company stocks may be more volatile than large company stocks, resulting in greater share price fluctuations. Foreign investing involves greater risk due to currency fluctuation, political uncertainty, and changes in economic conditions. The Strategic Income Fund involves the risks associated with investing in high-yield low-rated bonds known as "junk bonds," which are subject to more volatility and less liquidity than higher-rated bonds, and have a greater chance of default on interest and principal payments. There are risks associated with an investment in a bond fund including interest rate, credit, and inflation risks. When interest rates decline, mortgage-backed securities are subject to prepayment of principal. All bond fund investments are affected by changes in interest rates. Prices of bonds in a fund will decline as interest rates rise and vice versa. This may affect the value of your investments in the fund. The risks associated with each of the underlying Atlas Funds are in proportion to their respective weighting within each Independence Portfolio and are described in the prospectus.

The California Municipal Funds are intended for residents of California only. Investors who reside outside of California may not receive the full benefit of tax-exempt features of these funds.

Distributions of capital gains are generally taxable. Distributions to certain municipal bond fund shareholders may be subject to alternative minimum tax.

The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000, reflects that of the Master Portfolio, adjusted for current fund net operating expenses. "Standard & Poor's®", "S&P®", "S&P 500®", and "500®" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Funds. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Distributed by Atlas Securities, LLC, a registered broker-dealer.

NOT FDIC INSURED • NOT A DEPOSIT • NO BANK GUARANTEE • MAY LOSE VALUE • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Comparing Atlas Fund Performance to the Market

As always, past performance is no guarantee of future results. The following charts compare the growth of a hypothetical $10,000 investment in each of the Atlas stock and bond funds as compared to a representative total return index for the market(s) in which each fund invests. Index performance does not include management expenses, and the mix, quality and maturity of securities in an index may vary widely from those in our fund's portfolios. All returns reflect the reinvestment of dividends and capital gains, if applicable.

Dual Focus Fund	Emerging Growth Fund

Global Growth Fund	Growth Opportunities Fund

Comparing Atlas Fund Performance to the Market

Independence Flagship Fund	Independence Star Spangled Fund

S&P 500 Index Fund*	Strategic Growth Fund

Value Fund

*  The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Investment Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000 (commencement of operations), reflects that of the Master Investment Portfolio, adjusted for current fund net operating expenses.

  "Standard & Poor's®", "S&P®", "S&P 500®", and "500®" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Funds. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

American Enterprise Bond Fund	California Municipal Bond Fund

Independence Eagle Bond Fund	National Municipal Bond Fund

Strategic Income Fund	U.S. Government & Mortgage Securities Fund

Shareholder Expenses  (unaudited)

As a shareholder of an Atlas Fund, you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in a Fund and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about the hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Atlas Funds	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Annualized Expense Ratio	Expenses Paid During Period*
Dual Focus Fund
Actual	$1,000.00	$1,071.90	1.22%	$6.37
Hypothetical	1,000.00	1,019.10	1.22%	6.21
Emerging Growth Fund
Actual	1,000.00	1,030.60	1.45%	7.42
Hypothetical	1,000.00	1,017.90	1.45%	7.38
Global Growth Fund[2]
Actual	1,000.00	1,123.60	1.31%	7.01
Hypothetical	1,000.00	1,018.60	1.31%	6.67
Growth Opportunities Fund
Actual	1,000.00	1,106.10	1.11%	5.89
Hypothetical	1,000.00	1,019.60	1.11%	5.65
Independence Flagship Fund[1]
Actual	1,000.00	1,067.20	0.49%	2.55
Hypothetical	1,000.00	1,022.70	0.49%	2.50
Independence Star Spangled Fund[1]
Actual	1,000.00	1,081.60	0.81%	4.25
Hypothetical	1,000.00	1,021.10	0.81%	4.13
S&P 500 Index Fund
Actual	1,000.00	1,123.60	0.59%	3.16
Hypothetical	1,000.00	1,022.20	0.59%	3.01
Strategic Growth Fund
Actual	1,000.00	1,059.30	1.22%	6.33
Hypothetical	1,000.00	1,019.10	1.22%	6.21
Value Fund
Actual	1,000.00	1,111.70	1.33%	7.08
Hypothetical	1,000.00	1,018.50	1.33%	6.77

Atlas Funds	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Annualized Expense Ratio	Expenses Paid During Period*
American Enterprise Bond Fund
Actual	$1,000.00	$1,054.40	0.94%	4.87
Hypothetical	1,000.00	1,020.50	0.94%	4.79
California Municipal Bond Fund
Actual	1,000.00	1,042.40	0.92%	4.74
Hypothetical	1,000.00	1,020.60	0.92%	4.69
Independence Eagle Bond Fund[1]
Actual	1,000.00	1,061.60	0.00%	0.00
Hypothetical	1,000.00	1,025.20	0.00%	0.00
National Municipal Bond Fund
Actual	1,000.00	1,044.00	0.98%	5.05
Hypothetical	1,000.00	1,020.30	0.98%	4.99
Strategic Income Fund
Actual	1,000.00	1,075.30	1.24%	6.49
Hypothetical	1,000.00	1,019.00	1.24%	6.31
U.S. Government and Mortgage Securities Fund
Actual	1,000.00	1,051.10	1.01%	5.22
Hypothetical	1,000.00	1,020.10	1.01%	5.14
California Municipal Money Fund
Actual	1,000.00	1,014.40	0.59%	3.00
Hypothetical	1,000.00	1,022.20	0.59%	3.01
Money Market Fund
Actual	1,000.00	1,022.60	0.88%	4.49
Hypothetical	1,000.00	1,020.80	0.88%	4.48

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

1  Fund is not subject to distribution fees.

2  Fund charges a redemption fee of 2% to shares redeemed within 60 days of purchase.

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Dual Focus Fund

	shares or face amount	market value (note 1)
Common Stocks - 95.19%
Aerospace & Defense - 5.18%
General Dynamics Corp.	8,900	$661,715
Northrop Grumman Corp.	8,600	582,220
Raytheon Co.	17,700	934,560
Rockwell Collins, Inc.	4,900	310,121
United Technologies Corp.	11,800	737,736
Apparel - .31%
Limited Brands, Inc.	6,700	193,898
Banks - 6.21%
Bank of America Corp.	31,100	1,660,429
Bank of Montreal	11,000	650,860
Bank of New York Co., Inc. (The)	2,700	106,299
National Bank of Canada	10,800	609,760
SunTrust Banks, Inc.	3,500	295,575
U.S. Bancorp	15,200	550,088
Beverages - 1.59%
Coca-Cola Co. (The)	6,100	294,325
Diageo PLC	35,600	698,791
Broadcasting & Cable TV - .89%
CBS Corp. - Class B	17,700	551,886
Chemicals - 1.18%
Dow Chemical Co. (The)	4,200	167,748
Olin Corp.	7,600	125,552
Rohm & Haas Co.	8,600	439,632
Coal - 1.50%
Peabody Energy Corp.	23,200	937,512
Computers - 1.51%
Hewlett-Packard Co.	13,400	551,946
International Business Machines Corp.	4,000	388,600
Cosmetics & Personal Care - 1.26%
Avon Products, Inc.	11,100	366,744
Kimberly-Clark Corp.	6,200	421,290
Diversified Chemicals - 1.76%
Air Products & Chemicals, Inc.	4,400	309,232
E.I. du Pont de Nemours & Co.	12,300	599,133
Lyondell Chemical Co.	7,300	186,661
Diversified Financial Services - 6.43%
American Express Co.	3,400	206,278
Ameriprise Financial, Inc.	600	32,700
Citigroup, Inc.	26,300	1,464,910
Freddie Mac	1,500	101,850
JPMorgan Chase & Co.	18,800	908,040
Morgan Stanley	5,900	480,437
Wells Fargo & Co.	22,800	810,768
Electric Utilities - 10.96%
Ameren Corp.	4,900	263,277
American Electric Power Co., Inc.	5,200	221,416
Consolidated Edison, Inc.	2,500	120,175
Dominion Resources, Inc.	6,200	519,808
DTE Energy Co.	4,900	237,209
Duke Energy Corp.	18,500	614,385
Electrolux AB - Class B	21,400	428,253
Exelon Corp.	7,600	470,364
FirstEnergy Corp.	5,900	355,239
FPL Group, Inc.	6,600	359,172
ITC Holdings Corp.	6,200	247,380
Northeast Utilities	9,200	259,072
PG&E Corp.	4,900	231,917
Pinnacle West Capital Corp.	4,000	202,560

Atlas Dual Focus Fund  (continued)

	shares or face amount	market value (note 1)
PPL Corp.	14,600	$523,264
Sempra Energy	4,800	268,656
Southern Co.	9,200	339,112
TXU Corp.	17,500	948,675
Wisconsin Energy Corp.	4,700	223,062
Electrical Components & Equipment - .46%
Rockwell Automation, Inc.	4,700	287,076
Environmental Services - .24%
Synagro Technologies, Inc.	34,300	151,606
Food Distributors - 1.05%
General Mills, Inc.	3,500	201,600
Reddy Ice Holdings, Inc.	1,900	49,058
Unilever NV	14,900	406,025
Forest Products & Paper - 2.55%
International Paper Co.	8,500	289,850
Meadwestvaco Corp.	8,900	267,534
Temple-Inland, Inc.	11,000	506,330
Weyerhaeuser Co.	7,400	522,810
Gas - 1.04%
AGL Resources, Inc.	6,700	260,697
KeySpan Corp.	4,000	164,720
Praxair, Inc.	3,800	225,454
Health Care - Products - .49%
Johnson & Johnson	4,600	303,692
Household Products - 1.23%
Procter & Gamble Co. (The)	11,900	764,813
Household Products & Wares - 1.26%
Clorox Co.	7,900	506,785
Newell Rubbermaid, Inc.	9,600	277,920
Industrial Conglomerates - .79%
3M Co.	6,300	490,959
Insurance - 3.08%
Lincoln National Corp.	9,200	610,880
Marsh & McLennan Cos., Inc.	5,200	159,432
St. Paul Travelers Cos., Inc. (The)	17,100	918,099
XL Capital Ltd. - Class A	3,200	230,464
Integrated Oil & Gas - 6.10%
BP PLC, ADR	9,700	650,870
Chevron Corp.	16,500	1,213,245
Exxon Mobil Corp.	25,300	1,938,739
Integrated Telecommunication Services - 1.48%
Verizon Communications, Inc.	24,800	923,552
Iron & Steel - 8.30%
Alcan, Inc.	6,600	321,684
Alumina Ltd.	66,200	331,296
Aluminum Corp. of China, ADR (o)	15,200	357,200
Barrick Gold Corp.	9,200	282,828
BHP Billiton Ltd.	47,800	954,592
Bluescope Steel Ltd.	111,900	761,390
Cameco Corp.	26,300	1,064,494
Newmont Mining Corp.	1,400	63,210
Rio Tinto Ltd.	14,400	844,541
Southern Copper Corp. (o)	3,600	194,004
Machinery - Construction & Mining - .91%
Caterpillar, Inc.	9,200	564,236
Machinery - Diversified - 1.17%
Deere & Co.	7,700	732,039
Miscellaneous - Manufacturing - 2.20%
General Electric Co.	36,800	1,369,328

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Dual Focus Fund  (continued)

	shares or face amount	market value (note 1)
Oil & Gas - 7.26%
ConocoPhillips	13,100	$942,545
CONSOL Energy, Inc.	18,300	587,979
Marathon Oil Corp.	7,500	693,750
Murphy Oil Corp.	10,100	513,585
National Fuel Gas Co.	3,800	146,452
Occidental Petroleum Corp.	8,600	419,938
Total SA	17,000	1,222,640
Oil & Gas Drilling - .44%
GlobalSantaFe Corp.	4,700	276,266
Oil & Gas Equipment & Services - 1.73%
Halliburton Co.	18,700	580,635
Schlumberger Ltd.	7,900	498,964
Packaged Foods - .34%
Heinz (H.J) Co.	4,700	211,547
Pharmaceuticals - 3.02%
Abbott Laboratories	5,600	272,776
Bristol-Myers Squibb Co.	9,800	257,936
Merck & Co., Inc.	6,100	265,960
Pfizer, Inc.	20,900	541,310
Wyeth	10,700	544,844
Pipelines - .90%
Equitable Resources, Inc.	13,500	563,625
Property & Casualty Insurance - .51%
Chubb Corp. (The)	6,000	317,460
Publishing & Printing - 1.23%
Idearc, Inc. (b)	1,640	46,986
McGraw-Hill Cos., Inc. (The)	7,900	537,358
R.R. Donnelley & Sons Co.	5,200	184,808
Real Estate Investment Trusts - 1.37%
Kimco Realty Corp. REIT	6,400	287,680
Simon Property Group, Inc. REIT	2,600	263,354
Taubman Centers, Inc.	5,900	300,074
Restaurants - .49%
Tim Hortons, Inc.	10,600	306,976
Retail - .40%
Federated Department Stores, Inc.	3,200	122,016
Wal-Mart Stores, Inc.	2,800	129,304
Software - .51%
Microsoft Corp.	10,600	316,516
Telecommunication Services - 2.18%
AT&T, Inc.	31,700	1,133,275
Manitoba Telecom Services, Inc.	5,700	226,798
Telecommunications - 1.08%
Alltel Corp.	4,200	254,016
Teck Cominco Ltd. - Class B	2,700	203,516
Telus Corp.	4,900	218,623
Transportation - .20%
Eagle Bulk Shipping, Inc. (o)	7,100	123,114
Wireless Telecommunication Services - 2.40%
BCE, Inc.	13,800	372,600
BellSouth Corp.	12,800	603,008
Vodafone Group PLC, Sponsored ADR	7,700	213,906
Windstream Corp.	21,400	304,308
Total Common Stocks (cost: $54,742,020)		59,339,792
Short-Term Investments - 5.68%
Dreyfus Cash Management Plus Fund (p)	286,241	286,241
Goldman Sachs Financial Square Prime Obligations Fund (p)	294,727	294,727

Atlas Dual Focus Fund  (continued)

	shares or face amount	market value (note 1)
Triparty Repurchase Agreement dated December 29, 2006 with Investors Bank & Trust Co., effective yield of 3.10%, due January 02, 2007, collateralized by U.S. Treasury Notes, 2.75%, August 15, 2007, with a value of $3,018,754	$2,959,563	$2,959,563
Total Short-Term Investments (cost: $3,540,531)		3,540,531
Total Securities (cost: $58,282,551) - 100.87%		62,880,323
Other Assets and Liabilities, Net - (.87)%		(544,355)
Net Assets - 100.00%		$62,335,968

Sector (Unaudited)	Percent Of Net Assets
Energy	18.62%
Financials	17.34
Materials	12.55
Industrials	12.31
Utilities	11.26
Telecommunication Services	7.14
Consumer Staples	6.47
Consumer Discretionary	3.97
Health Care	3.51
Information Technology	2.02
Short-Term Investments	5.68
100.87%

Atlas Emerging Growth Fund

	shares or face amount	market value (note 1)
Common Stocks - 98.03%
Advertising - 1.58%
Inventiv Health, Inc. (b)	35,830	$1,266,590
R.H. Donnelley Corp.	3,180	199,481
Aerospace & Defense - .29%
Precision Castparts Corp.	3,500	273,980
Air Freight & Couriers - 1.09%
AAR Corp. (b)(o)	34,760	1,014,644
Airlines - 1.06%
Alaska Air Group, Inc. (b)	20,470	808,565
US Airways Group, Inc. (b)(o)	3,340	179,859
Apparel & Accessories - 1.29%
Carter's, Inc. (b)	22,730	579,615
Tween Brands, Inc. (b)	15,590	622,509
Auto Parts & Equipment - 1.19%
Autoliv, Inc.	3,330	200,799
Harsco Corp.	1,920	146,112
Tenneco, Inc. (b)	30,810	761,623
Banks - 2.38%
First Midwest Bancorp, Inc.	21,620	836,262
Greater Bay Bancorp	21,590	568,465
SVB Financial Group (b)	17,300	806,526
Beverages - .11%
Molson Coors Brewing Co. - Class B	1,320	100,901
Commercial Services - 5.09%
Alliance Data Systems Corp. (b)	3,000	187,410
Arbitron, Inc.	18,100	786,264
Brink's Co. (The)	4,410	281,887

The accompanying notes are an integral part of these financial statements.

Atlas Emerging Growth Fund  (continued)

	shares or face amount	market value (note 1)
Foundry Networks, Inc. (b)	86,510	$1,295,920
FTI Consulting, Inc. (b)	26,770	746,615
Itron, Inc. (b)	12,100	627,264
Live Nation, Inc.	36,150	809,760
Computers - 1.80%
BMC Software, Inc. (b)	5,100	164,220
CACI International, Inc. - Class A (b)	13,970	789,305
Gartner, Inc. (b)	36,190	716,200
Consumer Electronics - 2.37%
ATMI, Inc. (b)(o)	27,870	850,871
Integrated Device Technology, Inc. (b)	6,470	100,156
ON Semiconductor Corp. (b)	164,760	1,247,233
Consumer Finance - .18%
Lazard Ltd. - Class A	3,520	166,637
Cosmetics & Personal Care - .11%
Sally Beauty Holdings, Inc. (b)	12,520	97,656
Data Processing - .21%
Fidelity National Information Services, Inc.	4,956	198,686
Department Stores - .19%
Saks, Inc.	9,880	176,062
Distribution & Wholesale - .89%
Brightpoint, Inc. (b)	50,950	685,277
WESCO International, Inc. (b)	2,420	142,320
Diversified Chemicals - .80%
Celanese Corp. - Class A	6,980	180,642
Compass Minerals International, Inc.	17,900	564,924
Diversified Financial Services - 4.37%
A.G. Edwards, Inc.	3,300	208,857
GFI Group, Inc. (b)	19,920	1,240,219
IntercontinentalExchange, Inc.	2,180	235,222
International Securities Exchange, Inc.	14,430	675,180
Investment Technology Group, Inc. (b)	11,050	473,824
People's Bank	5,020	223,992
Waddell & Reed Financial, Inc. - Class A	36,530	999,461
Electric Utilities - 1.80%
Allegheny Energy, Inc. (b)	5,060	232,305
El Paso Electric Co. (b)	27,720	675,536
Unisource Energy Corp.	20,910	763,842
Electrical Components & Equipment - .62%
Amphenol Corp. - Class A	2,960	183,757
Lincoln Electric Holdings, Inc.	3,070	185,489
ONEOK, Inc.	4,830	208,270
Electronic Equipment & Instruments - .77%
Mentor Graphics Corp. (b)	39,610	714,168
Energy - Alternate Sources - .67%
Covanta Holding Corp. (b)	9,920	218,637
VeraSun Energy Corp. (b)(o)	20,510	405,072
Engineering & Construction - 1.26%
Washington Group International, Inc. (b)	19,510	1,166,503
Environmental Services - 1.19%
Clean Harbors, Inc. (b)	22,830	1,105,200
Food - .99%
Hormel Foods Corp.	5,090	190,061
Ralcorp Holdings, Inc. (b)	14,330	729,254
Health Care - Products - 1.67%
Haemonetics Corp. (b)	18,830	847,727
PolyMedica Corp. (o)	17,460	705,559
Health Care - Services - 3.21%
Covance, Inc. (b)	2,130	125,478
Davita, Inc. (b)	3,010	171,209

Atlas Emerging Growth Fund  (continued)

	shares or face amount	market value (note 1)
Emdeon Corp. (b)(o)	13,290	$164,663
Genesis HealthCare Corp. (b)	21,160	999,387
IMS Health, Inc.	6,630	182,192
Psychiatric Solutions, Inc. (b)	29,410	1,103,463
Wellcare Health Plans, Inc. (b)	3,400	234,260
Health Care Distributors & Services - 1.04%
Techne Corp. (b)	17,480	969,266
Health Care Supplies - .88%
Sirona Dental Systems, Inc.	21,150	814,486
Household Products & Wares - 1.20%
Church & Dwight Co., Inc.	4,730	201,734
Jarden Corp. (b)	26,250	913,237
Insurance - 3.60%
Assurant, Inc.	3,950	218,238
Delphi Financial Group, Inc. - Class A (b)	25,820	1,044,677
Hanover Insurance Group, Inc.	4,090	199,592
IPC Holdings Ltd.	34,670	1,090,372
ProAssurance Corp. (b)	15,940	795,725
Integrated Telecommunication Services - .90%
NeuStar, Inc. - Class A (b)	25,830	837,925
Internet - .88%
WebEx Communications, Inc. (b)	23,330	813,984
Internet Software & Services - 1.22%
Baidu.com, Inc., ADR (b)(o)	900	101,448
Sina Corp. (o)	35,910	1,030,617
Investment Companies - .37%
Harris & Harris Group, Inc. (o)	28,300	342,147
Iron & Steel - 1.68%
Brush Engineered Materials, Inc. (b)	11,590	391,394
Cleveland-Cliffs, Inc.	13,730	665,081
IPSCO, Inc.	910	85,422
RTI International Metals, Inc. (b)	5,400	422,388
Leisure Time - .92%
WMS Industries, Inc. (b)(o)	24,550	855,813
Life & Health Insurance - .91%
Arch Capital Group Ltd. (b)	3,220	217,704
Tower Group, Inc.	20,140	625,750
Lodging - 1.39%
Pinnacle Entertainment, Inc. (b)	18,090	599,503
Vail Resorts, Inc. (b)	15,550	696,951
Machinery - Diversified - .16%
Chicago Bridge & Iron Co. N.V.	5,510	150,643
Media - 2.61%
Arris Group, Inc. (b)	60,890	761,734
Lions Gate Entertainment Corp. (b)(o)	80,320	861,834
Polycom, Inc. (b)	25,990	803,351
Mining - .86%
Randgold Resources Ltd., ADR (b)	33,870	794,590
Miscellaneous - Manufacturing - 4.21%
Cameron International Corp. (b)	3,090	163,925
Carlisle Cos., Inc.	1,650	129,525
Central Garden & Pet Co. (b)	8,550	413,991
Ceradyne, Inc. (b)	7,050	398,325
Corrections Corp. of America (b)	3,865	174,814
Flowserve Corp. (b)	2,200	111,034
Griffon Corp. (b)	25,080	639,540
Kaydon Corp.	22,520	894,945
Roper Industries, Inc.	4,110	206,486
Watts Water Technologies - Class A	19,000	781,090

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Emerging Growth Fund  (continued)

	shares or face amount	market value (note 1)
Office Electronics - .26%
Lexmark International, Inc. - Class A (b)	3,330	$243,756
Oil & Gas - 1.62%
Comstock Resources, Inc. (b)	29,750	924,035
FMC Technologies, Inc. (b)	2,130	131,272
Kirby Corp. (b)	4,260	145,394
National Fuel Gas Co.	4,390	169,191
Range Resources Corp.	4,880	134,005
Oil & Gas Exploration & Production - .60%
Petroleum Development Corp.	12,970	558,359
Oil & Gas Services - 2.53%
Acergy SA, Sponsored ADR (b)	6,890	132,701
Allis-Chalmers Energy, Inc. (b)	26,270	605,261
Hydril (b)	8,110	609,791
MDU Resources Group, Inc.	5,965	152,943
Oil States International, Inc. (b)	26,390	850,550
Packaged Foods - .87%
Glatfeleter	52,180	808,790
Packaging & Containers - .21%
Sonoco Products Co.	5,190	197,531
Pharmaceuticals - 3.07%
Alexion Pharmaceuticals, Inc. (b)	13,170	531,936
American Oriental Bioengineering, Inc. (o)	56,210	655,971
Henry Schein, Inc. (b)	3,680	180,246
Ligand Pharmaceuticals, Inc. - Class B (b)	70,060	767,157
Sigma-Aldrich Corp.	2,090	162,435
United Therapeutics Corp. (b)	10,210	555,118
Publishing & Printing - .24%
R.R. Donnelley & Sons Co.	6,160	218,926
Real Estate Investment Trusts - 5.40%
Alexandria Real Estate Equities, Inc.	1,950	195,780
BioMed Realty Trust, Inc.	27,540	787,644
Corporate Office Properties Trust	12,120	611,696
Douglas Emmett, Inc. REIT	3,760	99,978
Essex Property Trust, Inc. REIT	1,530	197,753
First Potomac Realty Trust REIT	21,290	619,752
Lasalle Hotel Properties REIT	19,690	902,787
Mid-America Apartment Comm REIT	10,580	605,599
SL Green Realty Corp.	1,390	184,564
Strategic Hotel Capital, Inc.	37,360	814,074
Restaurants - 1.02%
Applebee's International, Inc.	38,400	947,328
Retail - 5.54%
American Eagle Outfitters, Inc.	5,325	166,193
BJ's Wholesale Club, Inc. (b)	36,270	1,128,360
Bob Evans Farms, Inc.	16,620	568,736
Cabela's, Inc. - Class A (b)(o)	36,970	892,086
Copart, Inc. (b)	5,610	168,300
Dollar Tree Stores, Inc. (b)	5,940	178,794
Domino's Pizza, Inc.	33,170	928,760
Skechers U.S.A., Inc. (b)	33,660	1,121,215
Semiconductor Equipment - 1.43%
MKS Instruments, Inc.	32,330	730,011
Verigy Ltd.	33,700	598,175
Semiconductors - 3.97%
Emulex Corp. (b)	43,530	849,270
Fairchild Semiconductor International, Inc. (b)	7,170	120,528
Intersil Corp. - Class A	6,520	155,958
MEMC Electronic Materials, Inc. (b)	5,000	195,700
QLogic Corp. (b)	7,540	165,277

Atlas Emerging Growth Fund  (continued)

	shares or face amount	market value (note 1)
Semtech Corp. (b)	61,270	$800,799
Silicon Image, Inc. (b)	42,130	535,894
Varian Semiconductor Equipment Associates, Inc. (b)	19,040	866,701
Software - 5.42%
Amdocs Ltd. (b)	4,650	180,188
Analogic Corp.	13,610	764,065
BEA Systems, Inc. (b)	9,070	114,101
eFunds Corp. (b)	40,430	1,111,825
Factset Research Systems, Inc.	3,000	169,440
Macrovision Corp. (b)	39,740	1,123,052
THQ, Inc. (b)(o)	24,705	803,407
Transaction Systems Architects, Inc. - Class A (b)	23,690	771,583
Telecommunication Equipment - 2.75%
Andrew Corp. (b)	97,080	993,128
ECI Telecom Ltd. (b)	59,530	515,530
Tekelec (b)	70,430	1,044,477
Telecommunications - 1.83%
Harris Corp.	2,250	103,185
Leap Wireless International, Inc. (b)	4,680	278,320
Nice Systems Ltd., ADR (b)	29,210	899,084
NII Holdings, Inc. (b)	2,910	187,520
SBA Communications Corp. (b)	8,390	230,725
Textiles - 1.12%
Wolverine World Wide, Inc.	36,630	1,044,688
Textiles, Clothing & Fabrics - .14%
Columbia Sportswear Co.	2,260	125,882
Total Common Stocks (cost: $80,880,773)		91,102,588
Short-Term Investments - 7.16%
Dreyfus Cash Management Plus Fund (p)	2,161,798	2,161,798
Goldman Sachs Financial Square Prime Obligations Fund (p)	2,225,883	2,225,883
Triparty Repurchase Agreement dated December 29, 2006 with Investors Bank & Trust Co., effective yield of 3.10%, due January 2, 2007, collateralized by U.S. Treasury Notes, 2.75%, August 15, 2007, with a value of $2,315,741	$2,270,334	2,270,334
Total Short-Term Investments (cost: $6,658,015)		6,658,015
Total Securities (cost: $87,538,788) - 105.19%		97,760,603
Other Assets and Liabilities, Net - (5.19)%		(4,821,491)
Net Assets - 100.00%		$92,939,112

Sector (Unaudited)	Percent Of Net Assets
Consumer Discretionary	22.17%
Financials	18.20
Industrials	14.26
Information Technology	12.78
Health Care	10.08
Telecommunication Services	6.30
Energy	5.44
Consumer Staples	4.28
Materials	2.97
Utilities	1.55
Short-Term Investments	7.16
105.19%

The accompanying notes are an integral part of these financial statements.

Atlas Global Growth Fund

	shares or face amount	market value(s) (note 1)
Common Stocks - 98.46%
Advertising - .49%
WPP Group PLC	166,380	$2,249,456
Aerospace & Defense - 4.49%
Boeing Co. (The)	35,800	3,180,472
Empresa Brasileira de Aeronautica SA, Sponsored ADR	103,753	4,296,412
European Aeronautic Defense and Space Co.	153,620	5,292,717
Lockheed Martin Corp.	29,600	2,725,272
Northrop Grumman Corp.	32,000	2,166,400
Raytheon Co.	53,700	2,835,360
Apparel - 1.07%
Burberry Group PLC	169,845	2,146,652
Coach, Inc. (b)	64,000	2,749,440
Apparel & Accessories - 1.77%
Bulgari SpA	164,500	2,334,343
LVMH Moet Hennessy Louis Vuitton SA	54,600	5,762,375
Auto Manufacturers - 2.73%
Bayerische Motoren Werke AG	77,137	4,430,393
Porsche AG Preferred	2,524	3,212,061
Toyota Motor Corp.	72,400	4,842,687
Banks - 6.96%
Credit Suisse Group	92,707	6,486,066
HSBC Holdings PLC	256,032	4,693,849
ICICI Bank Ltd., Sponsored ADR	28,825	1,203,156
Northern Trust Corp.	76,000	4,612,440
Resona Holdings, Inc. (b)(o)	638	1,742,364
Royal Bank of Scotland Group PLC	200,630	7,829,172
Societe Generale - Class A	25,537	4,335,121
Sumitomo Mitsui Financial Group, Inc.	90	922,650
Beverages - 2.55%
Companhia de Bebidas das Americas, Sponsored ADR	61,853	3,018,426
Diageo PLC	133,040	2,611,436
Fomento Economico Mexicano SA	313,000	3,631,820
Grupo Modelo SA - Class C	433,800	2,401,300
Biotechnology - 1.68%
Affymetrix, Inc. (b)(o)	42,100	970,826
Amgen, Inc. (b)	30,960	2,114,878
Genentech, Inc. (b)	23,800	1,930,894
Nektar Therapeutics (b)(o)	33,192	504,850
NicOx SA	19,470	587,019
Nuvelo, Inc. (b)	22,500	90,000
Regeneron Pharmaceuticals, Inc. (b)	21,200	425,484
Theravance, Inc. (b)	34,600	1,068,794
Broadcasting & Cable TV - 1.93%
Grupo Televisa SA, Sponsored ADR	210,828	5,694,464
Sirius Satellite Radio, Inc. (b)(o)	888,100	3,143,874
Construction & Farm Machinery - .34%
Hyundai Heavy Industries Co. Ltd. (b)	11,369	1,540,316
Cosmetics & Personal Care - .46%
Avon Products, Inc.	64,100	2,117,864
Data Processing - 1.18%
Automatic Data Processing, Inc.	109,800	5,407,650
Diversified Chemicals - .43%
Arkema (b)	16,098	827,269
Syngenta AG, ADR (b)	6,018	1,119,639
Diversified Commercial Services - .70%
Avis Budget Group, Inc.	15,630	339,015

Atlas Global Growth Fund  (continued)

	shares or face amount	market value(s) (note 1)
Experian Ltd.	83,862	$984,390
Secom Co. Ltd.	36,000	1,866,476
Diversified Financial Services - 2.54%
3i Group PLC	60,266	1,191,218
Credit Saison Co. Ltd.	83,700	2,883,660
JPMorgan Chase & Co.	47,011	2,270,631
Morgan Stanley	64,400	5,244,092
Electric Utilities - .64%
Fortum Oyj	103,000	2,931,409
Electrical Components & Equipment - 4.92%
Emerson Electric Co.	106,700	4,702,269
Koninklijke (Royal) Philips Electronics NV	149,200	5,626,903
Kyocera Corp.	24,900	2,347,616
Nidec Corp.	17,500	1,352,884
Samsung Electronics Co. Ltd.	4,730	3,117,731
Sony Corp.	124,300	5,326,919
Electronics - 2.40%
Fanuc Ltd.	13,500	1,329,524
Hoya Corp.	75,600	2,947,641
Keyence Corp.	10,091	2,500,597
Murata Manufacturing Co. Ltd.	61,900	4,187,177
Entertainment - 1.24%
International Game Technology Corp.	63,800	2,947,560
Nintendo Co. Ltd.	10,500	2,726,356
Food Retail - 1.09%
Seven & I Holdings Co. Ltd.	35,871	1,115,270
Tesco PLC	489,495	3,876,854
Health Care - Products - 2.50%
Biomet, Inc.	71,100	2,934,297
Boston Scientific Corp. (b)	176,831	3,037,957
Johnson & Johnson	18,200	1,201,564
Medtronic, Inc.	32,900	1,760,479
Smith & Nephew PLC	238,880	2,492,985
Health Care - Services - .43%
Quest Diagnostics, Inc.	36,700	1,945,100
Holding Companies - Diversified - .62%
Investor AB - Class B	115,971	2,845,935
Household Products - 2.05%
Colgate-Palmolive Co.	41,900	2,733,556
Reckitt Benckiser PLC	145,038	6,628,196
Industrial Conglomerates - 2.98%
3M Co.	57,600	4,488,768
Hutchison Whampoa Ltd.	177,000	1,798,831
Siemens AG	73,850	7,325,075
Insurance - 4.96%
ACE Ltd.	49,512	2,998,942
Allianz AG	30,015	6,131,793
Berkshire Hathaway, Inc. - Class B (b)(o)	790	2,896,140
Everest Re Group Ltd.	14,000	1,373,540
Manulife Financial Corp.	72,544	2,447,890
Prudential PLC	326,723	4,474,867
XL Capital Ltd. - Class A	32,500	2,340,650
Integrated Oil & Gas - 3.15%
BP PLC, ADR	55,960	3,754,916
Chevron Corp.	45,316	3,332,085
Husky Energy, Inc.	77,890	5,212,482
Total SA	28,930	2,087,031
Internet - 1.69%
eBay, Inc. (b)	229,900	6,913,093
Yahoo!, Inc. (b)	31,900	814,726

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Global Growth Fund  (continued)

	shares or face amount	market value(s) (note 1)
Leisure Time - 1.46%
Carnival Corp.	121,300	$5,949,765
Sega Sammy Holdings, Inc.	26,800	722,894
Media - Broadcasting & Publishing - .72%
Walt Disney Co. (The)	96,100	3,293,347
Office Electronics - .43%
Canon, Inc.	34,550	1,945,170
Oil & Gas Drilling - 2.04%
GlobalSantaFe Corp.	70,200	4,126,356
Transocean, Inc. (b)	64,400	5,209,316
Oil & Gas Equipment & Services - 1.13%
Technip SA	75,250	5,165,356
Oil & Gas Refining & Marketing - .06%
Neste Oil Oyj	8,350	253,846
Packaged Foods - 1.04%
Cadbury Schweppes PLC	445,447	4,766,492
Pharmaceuticals - 6.02%
Atherogenics, Inc. (b)(o)	92,900	920,639
Chugai Pharmaceutical Co. Ltd.	83,000	1,712,239
Express Scripts, Inc. (b)	23,400	1,675,440
Gilead Sciences, Inc. (b)	54,500	3,538,685
Novartis AG	44,050	2,539,608
Novo Nordisk A/S - Class B	17,900	1,490,927
Roche Holding AG	33,557	6,017,402
Sanofi-Synthelabo SA	79,267	7,319,316
Shionogi & Co. Ltd.	117,000	2,300,576
Publishing & Printing - .93%
Getty Images, Inc.	28,800	1,233,216
Pearson PLC	131,560	1,987,341
Singapore Press Holdings Ltd.	363,681	1,014,869
Real Estate Management & Development - .30%
Realogy Corp. (b)	44,425	1,346,966
Restaurants - .64%
McDonald's Corp.	66,300	2,939,079
Retail - 4.11%
Hennes & Maurtiz AB - Class B	186,500	9,425,865
Home Retail Group	74,656	599,323
Industria de Diseno Textil SA	83,400	4,492,862
Wal-Mart Stores, Inc.	92,800	4,285,504
Semiconductors - 4.49%
Advanced Micro Devices, Inc. (b)	250,900	5,105,815
Altera Corp. (b)	143,600	2,826,048
Cree, Inc. (b)(o)	75,400	1,305,928
International Rectifier Corp. (b)	44,300	1,706,879
Linear Technology Corp.	44,100	1,337,112
Maxim Integrated Products, Inc.	101,500	3,107,930
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	259,303	2,834,182
Xilinx, Inc.	95,900	2,283,379
Software - 5.51%
Adobe Systems, Inc. (b)	143,500	5,900,719
Intuit, Inc. (b)	117,500	3,584,925
Microsoft Corp.	287,100	8,572,806
SAP AG	100,468	5,339,393
Square Enix Co. Ltd. (o)	67,400	1,767,052
Specialty Stores - .80%
Tiffany & Co.	93,000	3,649,320
Telecommunication Equipment - 6.74%
Cisco Systems, Inc. (b)	77,400	2,115,342

Atlas Global Growth Fund  (continued)

	shares or face amount	market value(s) (note 1)
Corning, Inc. (b)	213,000	$3,985,230
Juniper Networks, Inc. (b)	223,300	4,229,302
QUALCOMM, Inc.	5,940	224,473
Tandberg ASA	136,300	2,054,818
Telefonaktiebolaget LM Ericsson - Class B (b)	4,509,400	18,212,945
Wireless Telecommunication Services - 4.05%
KDDI Corp.	697	4,726,516
SK Telecom Co. Ltd., Sponsored ADR	171,550	4,542,644
Vodafone Group PLC	3,334,843	9,239,416
Total Common Stocks (cost: $327,852,903)		449,967,324
Short-Term Investments - 3.60%
Dreyfus Cash Management Plus Fund (p)	5,463,506	5,463,506
Goldman Sachs Financial Square Prime Obligations Fund (p)	5,625,468	5,625,468
Triparty Repurchase Agreement, dated December 29, 2006 with Investors Bank and Trust Co., effective yield of 3.10%, due January 2, 2007, collateralized by U.S. Treasury Notes, 2.75%, August 15, 2007, with a value of $5,478,690	$5,371,265	5,371,265
Total Short-Term Investments (cost: $16,460,239)		16,460,239
Total Securities (cost: $344,313,142) - 102.06%		466,427,563
Other Assets and Liabilities, Net - (2.06)%		(9,393,019)
Net Assets - 100.00%		$457,034,544

Sector (Unaudited)	Percent Of Net Assets
Information Technology	23.40%
Consumer Discretionary	20.07
Financials	15.63
Health Care	10.63
Industrials	9.83
Consumer Staples	7.65
Energy	6.38
Telecommunication Services	4.05
Utilities	0.64
Materials	0.18
Short-Term Investments	3.60
102.06%

Atlas Growth Opportunities Fund

	shares or face amount	market value (note 1)
Common Stocks - 96.70%
Aerospace & Defense - 5.19%
Alliant Techsystems, Inc.	24,000	$1,876,560
General Dynamics Corp.	27,700	2,059,495
KBR, Inc. (b)	25,170	658,447
Precision Castparts Corp.	26,900	2,105,732
Rockwell Collins, Inc.	70,149	4,439,730
Spirit Aerosystems Holdings, Inc. - Class A (b)	21,718	726,901
United Technologies Corp.	170,497	10,659,472
Air Freight & Couriers - .43%
UTI Worldwide, Inc.	62,600	1,871,740

The accompanying notes are an integral part of these financial statements.

Atlas Growth Opportunities Fund  (continued)

	shares or face amount	market value (note 1)
Apparel - 1.42%
NIKE, Inc. - Class B	32,000	$3,168,960
Polo Ralph Lauren Corp.	38,200	2,966,612
Auto Parts & Equipment - .40%
Autoliv, Inc.	29,000	1,748,700
Automobile Manufacturers - .35%
Oshkosh Truck Corp.	31,600	1,530,072
Banks - 1.47%
Bank of America Corp.	119,407	6,375,140
Beverages - .86%
Pepsico, Inc.	59,500	3,721,725
Biotechnology - 1.71%
Celgene Corp. (b)	60,000	3,451,800
Genentech, Inc. (b)	35,900	2,912,567
Genzyme Corp. (b)	17,000	1,046,860
Broadcasting & Cable TV - 3.91%
Comcast Corp. - Class A (b)	57,400	2,429,742
Liberty Global, Inc. - Class A (b)	132,924	3,874,735
Liberty Global, Inc. - Class C (b)	365,374	10,230,472
XM Satellite Radio Holdings, Inc. - Class A (b)	29,100	420,495
Building Materials - .64%
Lowe's Companies, Inc.	89,600	2,791,040
Chemicals - 1.60%
Monsanto Co.	132,200	6,944,466
Computer Hardware - 2.01%
Apple Computer, Inc. (b)	90,300	7,661,052
Sun Microsystems, Inc. (b)	193,000	1,046,060
Computer Storage & Peripherals - 2.89%
EMC Corp. (b)	623,400	8,228,880
Hutchinson Technology, Inc. (b)(o)	80,300	1,892,671
Network Appliance, Inc. (b)	61,400	2,411,792
Construction & Farm Machinery - .78%
Navistar International Corp. (b)	101,091	3,379,472
Construction Materials - 1.12%
Martin Marietta Materials, Inc.	24,080	2,502,153
Vulcan Materials Co.	26,269	2,360,795
Consumer Electronics - 3.04%
Harman International Industries, Inc.	18,700	1,868,317
Siemens AG, Sponsored ADR	114,800	11,313,540
Consumer Finance - .56%
SLM Corp.	50,141	2,445,377
Department Stores - .73%
J.C. Penney Co., Inc.	14,200	1,098,512
Kohl's Corp. (b)	30,300	2,073,429
Diversified Financial Services - 9.56%
Capital One Financial Corp.	74,440	5,718,481
Countrywide Financial Corp.	62,963	2,672,779
E*TRADE Financial Corp. (b)	218,921	4,908,209
Freddie Mac	48,536	3,295,594
Goldman Sachs Group, Inc. (The)	12,500	2,491,875
Legg Mason, Inc.	38,000	3,611,900
UBS AG	218,760	13,197,791
Wells Fargo & Co.	156,000	5,547,360
Drug Retail - .50%
Walgreen Co.	47,180	2,165,090
Electric Utilities - 4.18%
CMS Energy Corp. (b)	207,580	3,466,586
Entergy Corp.	13,864	1,279,924
Exelon Corp.	89,800	5,557,722

Atlas Growth Opportunities Fund  (continued)

	shares or face amount	market value (note 1)
PG&E Corp.	64,815	$3,067,694
Reliant Energy, Inc. (b)	108,059	1,535,518
Sempra Energy	57,605	3,224,152
Electrical Components & Equipment - .33%
Rockwell Automation, Inc.	23,400	1,429,272
Entertainment - .98%
Melco PBL Entertainment Ltd., ADR (o)	9,500	201,970
News Corp. - Class A	189,368	4,067,625
Financial Services - 1.02%
Chicago Mercantile Exchange	4,500	2,293,875
TD Ameritrade Holding Corp.	130,700	2,114,726
Food Retail - .41%
Whole Foods Market, Inc.	38,000	1,783,340
Health Care - Products - 2.39%
Alcon, Inc.	23,300	2,604,241
Bard (C.R.), Inc.	29,300	2,431,021
Varian Medical Systems, Inc. (b)	111,800	5,318,326
Health Care - Services - 3.68%
Medco Health Solutions, Inc. (b)	88,071	4,706,514
Thermo Fisher Scientific, Inc. (b)	58,000	2,626,820
UnitedHealth Group, Inc.	73,900	3,970,647
WellPoint, Inc. (b)	59,075	4,648,612
Household Products - 2.00%
Colgate-Palmolive Co.	54,300	3,542,532
Procter & Gamble Co. (The)	79,797	5,128,553
Insurance - 5.75%
American International Group, Inc.	113,200	8,111,912
Everest Re Group Ltd.	108,132	10,608,831
Genworth Financial, Inc. - Class A	77,453	2,649,667
Platinum Underwriters Holdings	115,085	3,560,730
Integrated Oil & Gas - 4.44%
BP PLC, ADR	32,400	2,174,040
Exxon Mobil Corp.	222,750	17,069,332
Integrated Telecommunication Services - .95%
NeuStar, Inc. - Class A (b)(o)	51,000	1,654,440
Verizon Communications, Inc.	65,882	2,453,446
Internet - 3.28%
eBay, Inc. (b)	141,000	4,239,870
Google, Inc. - Class A (b)	13,600	6,262,528
Yahoo!, Inc. (b)	145,100	3,705,854
Internet Software & Services - .95%
aQuantive, Inc. (b)	56,800	1,400,688
Cognizant Technology Solutions Corp. - Class A (b)	35,000	2,700,600
Oil & Gas Equipment & Services - 2.26%
Halliburton Co.	82,900	2,574,045
National-Oilwell Varco, Inc. (b)	33,500	2,049,530
Schlumberger Ltd.	81,723	5,161,625
Oil & Gas Exploration & Production - .49%
Apache Corp.	32,100	2,134,971
Packaged Foods - .87%
ConAgra Foods, Inc.	139,535	3,767,445
Pharmaceuticals - 4.36%
Abbott Laboratories	24,007	1,169,380
Gilead Sciences, Inc. (b)	48,500	3,149,105
Novartis AG, ADR	111,134	6,383,537
Sanofi-Aventis, Sponsored ADR	102,482	4,731,594
Shire Pharmaceuticals Group PLC, ADR	56,100	3,464,736
Property & Casualty Insurance - .08%
Progressive Corp.	13,600	329,392

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Growth Opportunities Fund  (continued)

	shares or face amount	market value (note 1)
Restaurants - .71%
Panera Bread Co. - Class A (b)	17,800	$995,198
Starbucks Corp. (b)	58,700	2,079,154
Retail - 1.08%
Target Corp.	64,100	3,656,905
Williams-Sonoma, Inc. (o)	33,200	1,043,808
Semiconductors - 4.82%
ASML Holding NV (b)	101,100	2,490,093
Broadcom Corp. - Class A (b)	105,000	3,392,550
International Rectifier Corp. (b)	32,900	1,267,637
Marvell Technology Group Ltd. (b)	27,000	518,130
SiRF Technology Holdings, Inc. (b)(o)	34,500	880,440
Texas Instruments, Inc.	429,370	12,365,856
Software - 5.21%
Adobe Systems, Inc. (b)	63,400	2,607,008
Amdocs Ltd. (b)	21,800	844,750
Autodesk, Inc. (b)	68,200	2,759,372
Citrix Systems, Inc. (b)	38,500	1,041,425
Electronic Arts, Inc. (b)	79,900	4,023,764
Novell, Inc. (b)	426,793	2,646,117
Red Hat, Inc. (b)	95,000	2,185,000
Synopsys, Inc. (b)	70,993	1,897,643
Take-Two Interactive Software, Inc. (b)(o)	258,100	4,583,856
Specialty Stores - 1.56%
Office Depot, Inc. (b)	29,115	1,111,320
Staples, Inc.	212,300	5,668,410
Telecommunication Equipment - 5.73%
Cisco Systems, Inc. (b)	284,900	7,786,317
Corning, Inc. (b)	658,241	12,315,689
F5 Networks, Inc. (b)	26,000	1,929,460
QUALCOMM, Inc.	74,000	2,796,460
Total Common Stocks (cost: $348,072,126)		419,295,922

	expiration date	strike price	contracts/ face subject to call/put
Options Purchased - .04%
Apple Computer, Inc. Put	04/07	$80	31,500	163,800
Total Options Purchased (cost: $159,981)				163,800

	shares or face amount
Short-Term Investments - 4.71%
Dreyfus Cash Management Plus Fund (p)	3,531,827	3,531,827
Goldman Sachs Financial Square Prime Obligations Fund (p)	3,636,525	3,636,525
Triparty Repurchase Agreement, dated December 29, 2006 with Investors Bank and Trust Co., effective yield of 3.10%, due January 2, 2007, collateralized by U.S. Treasury Notes, 2.75%, August 15, 2007, with a value of $13,542,642	$13,277,100	13,277,100
Total Short-Term Investments (cost: $20,445,452)		20,445,452
Total Securities (cost: $368,677,559) - 101.45%		439,905,174
Other Assets and Liabilities, Net - (1.45)%		(6,286,579)
Net Assets - 100.00%		$433,618,595

Atlas Growth Opportunities Fund  (continued)

Sector (Unaudited)	Percent Of Net Assets
Information Technology	23.05%
Financials	19.31
Consumer Discretionary	16.08
Health Care	12.14
Industrials	7.72
Energy	7.19
Utilities	4.18
Consumer Staples	3.36
Materials	2.72
Telecommunication Services	0.95
Options Purchased	0.04
Short-Term Investments	4.71
101.45%

Atlas Independence Flagship Fund

	shares	percent of net assets	market value
Investment in Atlas Funds - 100.05%
Strategic Income Fund	7,379,717	21.17%	$33,725,305
Value Fund	1,919,351	15.40	24,529,301
Strategic Growth Fund	1,683,824	15.21	24,230,233
Emerging Growth Fund	1,323,540	14.90	23,731,076
Dual Focus Fund	1,866,002	14.27	22,727,900
Global Growth Fund	599,632	10.02	15,956,216
American Enterprise Bond Fund	971,930	5.92	9,437,441
Money Market Fund	5,037,365	3.16	5,037,365
Total Investment in Atlas Funds (cost: $147,022,873)			159,374,837
Total Securities (cost: $147,022,873) - 100.05%			159,374,837
Other Assets and Liabilities, Net - (.05)%			(85,641)
Net Assets - 100.00%			$159,289,196

Investment Allocation (Unaudited)	Percent of Net Assets
Stocks	68.51%
Bonds	26.47
Cash and other liquid assets	5.02
100.00%

Atlas Independence Star Spangled Fund

	shares	percent of net assets	market value
Investment in Atlas Funds - 99.52%
Global Growth Fund	95,744	33.54%	$2,547,759
Value Fund	190,371	32.02	2,432,941
Strategic Growth Fund	79,088	14.98	1,138,081
Emerging Growth Fund	59,984	14.16	1,075,515
Money Market Fund	366,483	4.82	366,484
Total Investment in Atlas Funds (cost: $7,274,778)			7,560,780
Total Securities (cost: $7,274,778) - 99.52%			7,560,780
Other Assets and Liabilities, Net - .48%			36,433
Net Assets - 100.00%			$7,597,213

Investment Allocation (Unaudited)	Percent of Net Assets
Stocks	93.64%
Cash and other liquid assets	6.36
100.00%

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Growth Fund

	shares or face amount	market value (note 1)
Common Stocks - 98.63%
Advertising - 1.95%
Omnicom Group, Inc.	17,770	$1,857,676
Aerospace & Defense - 5.90%
Boeing Co. (The)	20,690	1,838,100
Lockheed Martin Corp.	21,500	1,979,505
United Technologies Corp.	28,745	1,797,137
Apparel - 2.04%
NIKE, Inc. - Class B	19,543	1,935,343
Beverages - 3.74%
Coca-Cola Co. (The)	36,230	1,748,098
Pepsico, Inc.	28,845	1,804,255
Biotechnology - 1.98%
Amgen, Inc. (b)	27,510	1,879,208
Computers - 5.55%
Hewlett-Packard Co.	43,500	1,791,765
International Business Machines Corp.	20,120	1,954,658
Western Digital Corp. (b)	75,000	1,534,500
Department Stores - 3.68%
J.C. Penney Co., Inc.	22,250	1,721,260
Kohl's Corp. (b)	26,030	1,781,233
Diversified Financial Services - 3.79%
Franklin Resources, Inc.	15,755	1,735,728
T. Rowe Price Group, Inc.	42,626	1,865,740
Drug Retail - 1.95%
CVS Corp.	60,000	1,854,600
Electrical Components & Equipment - 2.08%
Emerson Electric Co.	44,890	1,978,302
Employment Services - 2.09%
Manpower, Inc.	26,500	1,985,645
Environmental Control - 2.01%
Waste Management, Inc.	52,000	1,912,040
Gas - 1.96%
Praxair, Inc.	31,400	1,862,962
Health Care - Products - 3.77%
Becton, Dickinson & Co.	24,045	1,686,757
Johnson & Johnson	28,779	1,899,990
Health Care - Services - 4.19%
UnitedHealth Group, Inc.	38,398	2,063,125
WellPoint, Inc. (b)	24,413	1,921,059
Health Care Distributors & Services - 1.89%
McKesson Corp.	35,500	1,799,850
Household Products - 1.93%
Colgate-Palmolive Co.	28,060	1,830,634
Industrial Conglomerates - 2.03%
3M Co.	24,795	1,932,274
Insurance - 1.91%
American International Group, Inc.	25,370	1,818,014
Iron & Steel - 1.56%
Nucor Corp.	27,183	1,485,823
Leisure Time - 1.96%
Harley-Davidson, Inc.	26,505	1,867,807
Mining - 1.78%
Freeport-McMoRan Copper & Gold, Inc. - Class B	30,295	1,688,340
Miscellaneous - Manufacturing - 3.95%
General Electric Co.	49,840	1,854,546
Illinois Tool Works, Inc.	41,186	1,902,381
Oil & Gas - 1.73%
XTO Energy, Inc.	34,954	1,644,586

Atlas Strategic Growth Fund  (continued)

	shares or face amount	market value (note 1)
Oil & Gas Equipment & Services - 1.83%
Halliburton Co.	56,000	$1,738,800
Pharmaceuticals - 5.76%
Eli Lilly & Co.	33,605	1,750,821
Merck & Co., Inc.	40,490	1,765,364
Wyeth	38,497	1,960,267
Property & Casualty Insurance - 2.02%
Progressive Corp.	79,400	1,923,068
Restaurants - 1.89%
McDonald's Corp.	40,590	1,799,355
Retail - 1.82%
Nordstrom, Inc.	35,055	1,729,614
Semiconductor Equipment - 3.60%
Applied Materials, Inc.	93,530	1,725,629
Lam Research Corp. (b)	33,625	1,702,098
Semiconductors - 3.74%
Nvidia Corp. (b)	50,935	1,885,104
Texas Instruments, Inc.	57,900	1,667,520
Software - 3.63%
Microsoft Corp.	60,119	1,795,153
Oracle Corp. (b)	96,710	1,657,609
Telecommunication Equipment - 5.53%
Cisco Systems, Inc. (b)	67,600	1,847,508
Motorola, Inc.	80,506	1,655,203
QUALCOMM, Inc.	46,400	1,753,456
Telecommunication Services - 1.69%
AT&T, Inc.	45,000	1,608,750
Transportation - 1.70%
FedEx Corp.	14,925	1,621,154
Total Common Stocks (cost: $81,890,836)		93,799,414
Short-Term Investments - 1.32%
Triparty Repurchase Agreement, dated December 29, 2006 with Investors Bank and Trust Co., effective yield of 3.10%, due January 2, 2007, collateralized by U.S. Treasury Notes, 2.75%, August 15, 2007, with a value of $1,284,132	$1,258,953	1,258,953
Total Short-Term Investments (cost: $1,258,953)		1,258,953
Total Securities (cost: $83,149,789) - 99.95%		95,058,367
Other Assets and Liabilities, Net - .05%		43,389
Net Assets - 100.00%		$95,101,756

Sector (Unaudited)	Percent Of Net Assets
Information Technology	22.05%
Industrials	19.63
Health Care	17.59
Consumer Discretionary	17.38
Financials	7.72
Consumer Staples	5.67
Energy	3.56
Materials	3.34
Telecommunication Services	1.69
Short-Term Investments	1.32
99.95%

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Value Fund

	shares or face amount	market value (note 1)
Common Stocks - 99.82%
Aerospace & Defense - 1.18%
Raytheon Co.	28,000	$1,478,400
Airlines - .94%
AMR Corp. (b)	39,000	1,178,970
Auto Manufacturers - 1.27%
General Motors Corp.	52,000	1,597,440
Banks - 1.49%
Bank of America Corp.	35,000	1,868,650
Beverages - .93%
Pepsi Bottling Group, Inc. (The)	37,700	1,165,307
Computers - 3.07%
Hewlett-Packard Co.	52,000	2,141,880
International Business Machines Corp.	16,000	1,554,400
NCR Corp. (b)	3,500	149,660
Consumer Electronics - 1.83%
LSI Logic Corp. (b)	115,000	1,035,000
Vishay Intertechnology, Inc. (b)	92,700	1,255,158
Department Stores - 1.06%
Dillard's, Inc. - Class A	38,000	1,328,860
Diversified Chemicals - 3.98%
E.I. du Pont de Nemours & Co.	19,000	925,490
FMC Corp.	18,000	1,377,900
Lyondell Chemical Co.	53,000	1,355,210
Sherwin-Williams Co. (The)	21,000	1,335,180
Diversified Financial Services - 13.59%
Bear Stearns Co., Inc.	10,000	1,627,800
Citigroup, Inc.	111,000	6,182,700
Countrywide Financial Corp.	15,600	662,220
Goldman Sachs Group, Inc. (The)	8,000	1,594,800
JPMorgan Chase & Co.	87,000	4,202,100
Morgan Stanley	34,000	2,768,620
Employment Services - 1.02%
Manpower, Inc.	17,000	1,273,810
Environmental Control - 1.00%
Waste Management, Inc.	34,000	1,250,180
Food Retail - 4.63%
Campbell Soup Co.	33,000	1,283,370
Kraft Foods, Inc. - Class A (o)	39,000	1,392,300
Kroger Co.	65,000	1,499,550
Safeway, Inc.	47,000	1,624,320
Health Care - Products - .47%
Johnson & Johnson	9,000	594,180
Health Care - Services - 1.38%
WellPoint, Inc. (b)	22,000	1,731,180
Household Products - .36%
Procter & Gamble Co. (The)	7,000	449,890
Insurance - 8.83%
Allstate Corp. (The)	31,000	2,018,410
American Financial Group, Inc.	36,000	1,292,760
Hanover Insurance Group, Inc.	26,000	1,268,800
Metlife, Inc.	26,000	1,534,260
MGIC Investment Corp.	5,000	312,700
Nationwide Financial Services, Inc. - Class A	24,000	1,300,800
PMI Group, Inc. (The)	28,000	1,320,760
Prudential Financial, Inc.	22,000	1,888,920
SAFECO Corp.	2,000	125,100
Integrated Oil & Gas - 10.56%
Chevron Corp.	57,000	4,191,210
Exxon Mobil Corp.	118,000	9,042,340

Atlas Value Fund  (continued)

	shares or face amount	market value (note 1)
Internet Software & Services - 1.20%
Symantec Corp. (b)	72,000	$1,501,200
Iron & Steel - 3.21%
Carpenter Technology Corp.	12,000	1,230,240
Nucor Corp.	27,000	1,475,820
United States Steel Corp.	18,000	1,316,520
Life & Health Insurance - 2.20%
Ambac Financial Group, Inc.	16,000	1,425,120
CNA Financial Corp. (b)	33,000	1,330,560
Machinery - Construction & Mining - 1.13%
Terex Corp. (b)	22,000	1,420,760
Machinery - Diversified - .94%
Cummins, Inc.	10,000	1,181,800
Media - Broadcasting & Publishing - 1.72%
Walt Disney Co. (The)	63,000	2,159,010
Miscellaneous - Manufacturing - 3.23%
General Electric Co.	29,000	1,079,090
Honeywell International, Inc.	36,000	1,628,640
SPX Corp.	22,000	1,345,520
Office Electronics - 2.31%
Lexmark International, Inc. - Class A (b)	19,000	1,390,800
Xerox Corp. (b)	89,000	1,508,550
Oil & Gas - 6.21%
Devon Energy Corp.	25,000	1,677,000
Marathon Oil Corp.	20,000	1,850,000
Occidental Petroleum Corp.	40,000	1,953,200
Sunoco, Inc.	19,000	1,184,840
Valero Energy Corp.	22,000	1,125,520
Oil & Gas Refining & Marketing - 1.00%
Tesoro Corp.	19,000	1,249,630
Packaged Foods - 1.08%
Heinz (H.J) Co.	30,000	1,350,300
Packaging & Containers - 1.06%
Sonoco Products Co.	35,000	1,332,100
Pharmaceuticals - 5.75%
AmerisourceBergen Corp.	31,500	1,416,240
King Pharmaceuticals, Inc. (b)	74,000	1,178,080
Merck & Co., Inc.	54,000	2,354,400
Pfizer, Inc.	87,000	2,253,300
Property & Casualty Insurance - .55%
Chubb Corp. (The)	13,000	687,830
Retail - 1.79%
AnnTaylor Stores Corp. (b)	28,000	919,520
Dollar Tree Stores, Inc. (b)	44,000	1,324,400
Semiconductors - 1.55%
Intersil Corp. - Class A	25,000	598,000
Novellus Systems, Inc. (b)	39,000	1,342,380
Software - 1.99%
Applera Corp.	33,000	1,210,770
Cadence Design Systems, Inc. (b)	72,000	1,289,520
Telecommunication Equipment - 1.10%
Motorola, Inc.	67,000	1,377,520
Toys - 1.14%
Mattel, Inc.	63,000	1,427,580
Transportation - 1.95%
CSX Corp.	37,000	1,273,910
Ryder System, Inc.	23,000	1,174,380
Wireless Telecommunication Services - 1.12%
Qwest Communications International, Inc. (b)	168,000	1,406,160
Total Common Stocks (cost: $110,682,570)		125,130,795

The accompanying notes are an integral part of these financial statements.

Atlas Value Fund  (continued)

	shares or face amount	market value (note 1)
Short-Term Investments - 1.33%
Dreyfus Cash Management Plus Fund (p)	696,743	$696,743
Goldman Sachs Financial Square Prime Obligations Fund (p)	717,397	717,397
Triparty Repurchase Agreement, dated December 29, 2006 with Investors Bank and Trust Co., effective yield of 3.10%, due January 2, 2007, collateralized by U.S. Treasury Notes, 2.75%, August 15, 2007, with a value of $260,364	$255,258	255,258
Total Short-Term Investments (cost: $1,669,398)		1,669,398
Total Securities (cost: $112,351,968) - 101.15%		126,800,193
Other Assets and Liabilities, Net - (1.15)%		(1,443,543)
Net Assets - 100.00%		$125,356,650

Sector (Unaudited)	Percent Of Net Assets
Financials	25.52%
Energy	17.77
Consumer Discretionary	11.95
Industrials	10.37
Information Technology	10.26
Health Care	9.70
Consumer Staples	7.00
Materials	6.13
Telecommunication Services	1.12
Short-Term Investments	1.33
101.15%

Atlas American Enterprise Bond Fund

	face amount	market value (note 1)
Asset-Backed Securities - 8.11%
Automobile - .96%
BMW Vehicle Owner Trust, Automobile Asset-Backed Securities, Series 2006-A, Cl. A2, 5.30% due 05/26/09	$180,000	$179,991
Daimler Chrysler Auto Trust, Automobile Loan Pass-Through Certificates, Series 2006-C, Cl. A2, 5.25% due 05/08/09	310,000	309,931
Ford Credit Auto Owner Trust, Automobile Installment Sales, Series 2005-C, Cl. A2, 4.24% due 03/15/08	47,552	47,507
GS Auto Loan Trust, Automobile Loan Asset-Backed Securities, Series 2005-1, Cl. A2, 4.32% due 05/15/08	86,209	86,142
Diversified Financial Services - .92%
Consumer Credit Reference Index Securities Program, Credit Card Asset-Backed Certificates, Series 2002-2A, Cl. FX, 10.421% due 03/22/07 (a)	250,000	251,973

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
Master Asset-Backed Securities Trust, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 5.42% due 08/25/36 (c)(f)	$230,000	$230,003
MBNA Credit Card Master Note Trust, Series 2002-C1, Cl. C1, 6.80% due 07/15/14	109,000	115,950
Home Equity - 6.23%
Ace Securities Corp., Home Equity Loan Pass-Through Certificates, Series 2005-HE7, Cl. A2B, 5.53% due 11/25/35 (c)	110,000	110,039
Argent Securities Trust, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 5.42% due 10/25/36 (c)	100,000	100,001
Series 2006-W5, Cl. A2B, 5.45% due 06/25/36 (c)(f)	150,000	150,021
Series 2004-W8, Cl. A2, 5.83% due 05/25/34 (c)	350,000	351,030
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates, Series 2005-D, Cl. AF1, 5.04% due 10/25/35	52,193	51,981
Series 2006-A, Cl. AV2, 5.45% due 06/25/36 (c)	180,000	180,027
Series 2005-D, Cl. AV2, 5.60% due 10/25/35 (c)	230,000	230,088
Citigroup Mortgage Loan Trust, Inc., Home Equity Mtg. Obligations, Series 2006-WFH3, Cl. A2, 5.45% due 10/25/36 (c)	110,000	110,002
Countrywide Asset-Backed Certificates Trust,
Series 2005-17, Cl. 1AF2, 5.363% due 05/25/36	50,000	49,790
Series 2005-16, Cl. 2AF2, 5.382% due 05/25/36	80,000	79,685
Series 2006-25, Cl. 2A2, 5.44% due 12/25/29 (c)	140,000	140,098
Series 2005-10, Cl. AF1, 5.51% due 02/25/36 (c)	93,365	93,379
Series 2005-17, Cl. 1AF1, 5.55% due 05/25/36 (c)	87,099	87,143
First Franklin Mortgage Loan Trust, Mtg.Pass-Through Certificates, Series 2006-FF5, Cl. 2A1, 5.40% due 04/25/36 (c)	74,122	74,127
Series 2006-FF10, Cl. A3, 5.41% due 07/25/36 (c)	160,000	160,002
Series 2006-FF9, Cl. 2A2, 5.43% due 06/25/36 (c)	80,000	80,001
Series 2005-FF10, Cl. A3, 5.56% due 11/25/35 (c)	330,000	330,121
Household Home Equity Loan Trust, Home Equity Loan Pass-Through Certificates,
Series 2006-4, Cl. A2V, 5.46% due 03/20/36 (c)(f)	50,000	50,000
Series 2005-3, Cl. A1, 5.61% due 01/20/35 (c)	106,537	106,643

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
Lehman XS Trust, Mtg. Pass-Through Certificates,
Series 2005-4, Cl. 2A1B, 5.17% due 10/25/35	$100,703	$100,220
Series 2005-2, Cl. 2A1B, 5.18% due 08/25/35	127,183	126,825
Series 2005-10, Cl. 2A3B, 5.55% due 01/25/36	114,639	113,681
Morgan Stanley ABS Capital I, Mtg. Pass-Through Certificates, Series 2005-WMC6, Cl. A2B, 5.61% due 07/25/35 (c)	90,000	90,117
Option One Mortgage Loan Trust, Asset-Backed Certificates,
Series 2006-1, Cl. 2A1, 5.42% due 01/25/36 (c)	65,073	65,083
Series 2006-2, Cl. 2A2, 5.45% due 07/25/36 (c)	260,000	260,040
Popular Asset-Backed Securities, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68% due 01/25/36	80,000	79,733
Residential Asset Mortgage Products, Inc., Mtg. Asset-Backed Pass-Through Certificates, Series 2006-RS4, Cl. A1, 5.43% due 07/25/36 (c)	82,158	82,165
Residential Asset Securities Corp., Home Equity Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 5.42% due 09/25/36 (c)	210,000	210,003
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-2, Cl. A1, 5.41% due 04/25/36 (c)	218,435	218,450
Wells Fargo Home Equity Trust, Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 5.42% due 07/25/36 (c)	160,000	160,002
Total Asset-Backed Securities (cost: $5,277,307)		5,261,994
Mortgage-Backed Obligations - 37.94%
Government-Sponsored Enterprises - 37.94%
Fannie Mae,
4.50% due 05/01/18	516,921	499,888
4.50% due 06/01/18	250,316	242,068
4.50% due 09/01/18	956,530	925,012
4.50% due 02/01/19	533,757	516,170
4.50% due 12/01/20	40,195	38,823
5.00% due 12/01/17	161,458	159,229
5.00% due 02/01/18	93,744	92,365
5.00% due 02/01/18	148,506	146,321
5.00% due 03/01/18	87,653	86,363
5.00% due 03/01/18	198,857	195,931
5.00% due 03/01/18	78,025	76,877
5.00% due 04/01/18	99,675	98,208
5.00% due 04/01/18	696,806	686,552
5.00% due 06/01/18	612,059	603,052
5.00% due 07/01/18	101,231	99,833

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
5.00% due 01/01/22 (n)	$813,000	$799,026
5.00% due 05/01/33	229,883	222,373
5.00% due 07/01/33	192,143	185,866
5.00% due 11/01/33	656,873	635,412
5.00% due 01/01/34	242,451	234,530
5.00% due 03/01/34	89,076	86,166
5.50% due 01/01/22 (n)	125,000	124,961
5.50% due 01/01/33	167,621	165,947
5.50% due 04/01/33	858,523	849,771
5.50% due 06/01/33	531,145	525,731
5.50% due 01/01/37 (n)	665,000	657,103
6.00% due 05/15/11 (k)	200,000	208,247
6.00% due 05/01/17	482,801	489,987
6.00% due 01/01/22 (n)	536,000	543,370
6.00% due 04/01/22	191,252	193,310
6.00% due 09/01/24	480,074	485,646
6.00% due 02/01/29	211,586	213,997
6.00% due 11/01/32	75,704	76,446
6.00% due 03/01/33	807,083	814,448
6.00% due 04/01/33	126,228	127,292
6.00% due 11/01/33	299,396	302,128
6.50% due 06/01/17	520,713	533,434
6.50% due 08/01/25	114,707	117,552
6.50% due 12/01/29	676,837	694,916
6.50% due 07/01/30	125,250	128,465
7.50% due 01/01/33	355,924	371,567
Freddie Mac,
4.50% due 05/01/18	26,849	25,940
4.50% due 05/01/19	352,845	340,711
4.75% due 11/03/09	1,500,000	1,491,818
5.00% due 08/01/18	273,722	269,622
5.00% due 10/01/18	312,582	307,856
5.00% due 08/01/33	524,819	507,284
5.00% due 01/01/37 (n)	2,521,000	2,431,978
5.50% due 02/01/17	200,216	200,667
5.50% due 09/01/17	387,750	388,409
5.50% due 11/01/17	171,325	171,643
5.50% due 10/01/34	731,391	724,074
6.00% due 10/01/17	956,669	970,311
6.00% due 02/01/23	416,662	422,157
6.00% due 10/01/29	329,000	333,343
6.50% due 04/01/21	415,988	425,942
6.50% due 07/01/29	203,876	209,042
6.50% due 09/01/31	154,093	158,148
6.50% due 08/01/32	169,932	173,750
6.50% due 02/01/33	79,655	81,444
7.00% due 05/01/32	715,543	735,604
Total Mortgage-Backed Obligations (cost: $24,769,232)		24,624,126
Government-Sponsored Enterprises (Non-Mortgage-Backed) - .31%
Fannie Mae, Unsec. Nts., 5.00% due 10/15/11	200,000	200,443
Total Government-Sponsored Enterprises (Non-Mortgage-Backed) (cost: $199,925)		200,443
Collateralized Mortgage Obligations - 21.01%
Banc of America Mortgage Securities, Inc., Pass-Through Certificates, Series 2006-5, Cl. A2, 5.317% due 10/10/11	300,000	300,790

The accompanying notes are an integral part of these financial statements.

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
ChaseFlex Trust Pass-Through Certificates, Series 2006-2, Cl. A1B, 5.607% due 09/25/36 (c)(f)	$140,115	$140,175
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Cl. AF2, 4.922% due 08/25/35	139,820	138,740
Series 2006-WF1, Cl. A2B, 5.536% due 03/01/36	50,000	49,818
Countrywide Alternative Loan Trust, Series 2005-J1, Cl. 3A1, 6.50% due 08/25/32	339,344	342,843
Deutsche Alt-A Securities, Inc., Mortgage Loan Trust,
Series 2006-AB2, Cl. A7, 5.961% due 06/25/36	241,059	240,469
Series 2006-AB4, Cl. A1A, 6.005% due 06/25/08	289,920	290,101
Series 2006-AB3, Cl. A7, 6.36% due 07/25/36	81,511	81,483
Fannie Mae, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates Trust,
Series 2003-84, Cl. PW, 3.00% due 06/25/22	195,137	191,685
Series 2006-50, Cl. SK, 4.583% due 06/25/36 (c)	207,233	200,147
Series 2006-50, Cl. KS, 4.583% due 06/25/36 (c)	82,571	79,779
Series 2006-46, Cl. SW, 4.583% due 06/25/36 (c)	115,773	112,571
Series 2006-50, Cl. SA, 4.693% due 06/25/36 (c)	194,160	187,687
Series 2006-11, Cl. PS, 4.95% due 03/25/36 (c)	116,863	115,991
Series 2005-100, Cl. BQ, 5.50% due 11/25/25	130,000	125,161
Series 2005-104, Cl. MC, 5.50% due 12/25/25	630,000	612,965
Series 2006-24, Cl. DB, 5.50% due 04/25/26	400,000	397,970
Series 2006-44, Cl. OA, 5.50% due 12/25/26	410,000	410,775
Series 2006-57, Cl. PA, 5.50% due 08/25/27	502,282	502,655
Series 2005-31, Cl. PB, 5.50% due 04/25/35	75,000	73,553
Series 2006-64, Cl. MD, 5.50% due 07/25/36	662,000	645,027
Series 2002-56, Cl. KW, 6.00% due 04/25/23	370,000	373,025
Series 1198-61, Cl. PL, 6.00% due 11/25/28	114,244	115,640
Series 2001-70, Cl. LR, 6.00% due 09/25/30	94,002	93,963
Series 2001-6, Cl. ZC, 6.50% due 09/25/30	400,512	411,350
Series 2001-82, Cl. ZA, 6.50% due 01/25/32	103,201	106,099

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
Fannie Mae, Interest-Only Stripped Floating Mtg.-Backed Security,
Series 2005-87, Cl. SE, 0.70% due 10/25/35 (c)(g)	$2,209,102	$70,619
Series 2005-87, Cl. SG, 1.35% due 10/25/35 (c)(g)	827,379	44,774
Series 2006-119, Cl. MS, 1.38% due 12/25/36 (c)(g)	184,068	10,016
Series 2002-12, Cl. SB, 2.40% due 07/25/31 (c)(g)	1,124,742	94,929
Series 2002-2, Cl. SW, 2.40% due 02/25/32 (c)(g)	1,235,846	104,063
Series 2001-65, Cl. S, 2.55% due 11/25/31 (c)(g)	251,471	23,986
Series 2002-96, Cl. SK, 2.65% due 04/25/32 (c)(g)	835,447	82,670
Series 2002-75, Cl. SA, 2.65% due 11/25/32 (c)(g)	834,556	81,381
Series 2002-84, Cl. SA, 2.65% due 12/25/32 (c)(g)	821,839	84,035
Series 2002-5, Cl. SD, 2.75% due 02/25/32 (c)(g)	886,484	71,657
Series 2003-118, Cl. S, 2.75% due 12/25/33 (c)(g)	445,176	54,763
Series 2001-15, Cl. SA, 4.45% due 03/17/31 (c)(g)	82,372	10,717
Fannie Mae, Interest-Only Stripped Mtg.-Backed Security,
Series 346, Cl. 2, 5.50% due 12/01/33 (g)	548,695	125,754
Series 342, Cl. 2, 6.00% due 09/01/33 (g)	283,961	63,993
Series 344, Cl. 2, 6.00% due 12/01/33 (g)	256,203	57,618
Series 313, Cl. 2, 6.50% due 06/01/31 (g)	948,365	212,389
Series 319, Cl. 2, 6.50% due 02/01/32 (g)	311,142	70,994
Series 331, C1.10, 6.50% due 02/01/33 (g)	377,129	86,287
Series 2003-33, Cl. IA, 6.50% due 05/25/33 (g)	415,723	89,906
Series 2003-25, Cl. IK, 7.00% due 04/25/33 (g)	967,751	214,110
Series 254, Cl. 2, 7.50% due 01/01/24 (g)	415,337	97,159
Freddie Mac, Gtd. Multiclass Mtg. Participation Certificates, Series 3153, Cl. FJ, 5.73% due 05/15/36 (c)	97,599	97,950
Freddie Mac, Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Series 3025, Cl. SJ, 5.133% due 08/15/35 (c)	53,549	53,802
Series 2504, Cl. FP, 5.83% due 03/15/32 (c)	281,655	284,850
Series 1590, Cl. IA, 6.425% due 10/15/23 (c)	268,404	274,359
Series 2043, Cl. ZP, 6.50% due 04/15/28	191,264	195,395
Series 2173, Cl. Z, 6.50% due 07/15/29	466,689	478,441
Series 2326, Cl. ZP, 6.50% due 06/15/31	76,288	77,939
Series 1674, Cl. Z, 6.75% due 02/15/24	334,927	346,201

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
Series 1897, Cl. K, 7.00% due 09/15/26	$456,940	$475,968
Series 2423, C1. MC, 7.00% due 03/15/32	117,109	120,815
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2005-C3, Cl. A2, 4.853% due 07/10/45	440,000	434,806
Government National Mortgage Association, Interest-Only Stripped Floating Mtg.-Backed Security, Series 2002-41, Cl. GS, 4.45% due 06/16/32 (c)(g)	187,862	27,823
Greenwich Capital Commercial Funding Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-GG5, Cl. A2, 5.117% due 04/10/37	304,000	302,919
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2006-GG8, Cl. A2, 5.479% due 11/10/39	292,000	294,602
JP Morgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-LDP4, Cl. A2, 4.79% due 10/15/42	200,000	196,966
JP Morgan Mortgage Trust, Pass-Through Certificates, Series 2005-S2, Cl. 3A1, 6.712% due 02/25/32 (c)	644,711	650,600
Lehman Brothers/UBS, Commercial Mtg.Pass-Through Certificates, Series 2005-C5, Cl. A2, 4.885% due 09/15/40	160,000	158,458
Residential Accredit Loans, Inc., Asset-Backed Pass-Through Certificates,
Series 2006-QS5, Cl. A2, 6.00% due 05/25/36	294,065	293,354
Series 2006-QS13, Cl. 1A8, 6.00% due 09/25/36	345,662	345,138
Residential Asset Securitization Trust, Pass-Through Certificates, Series 2006-A9CB, Cl. A5, 6.00% due 09/25/36	340,535	339,794
Washington Mutual Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2005-AR8, Cl. 2AB1, 5.60% due 07/25/45 (c)	94,933	95,119
Total Collateralized Mortgage Obligations (cost: $13,416,272)		13,637,581
U.S. Government Obligations - 1.50%
U.S. Treasury Bonds,
4.50% due 02/15/36 (k)	305,000	290,036
8.875% due 08/15/17	27,000	36,119
U.S. Treasury Notes,
4.625% due 10/31/11	265,000	264,037
4.625% due 11/15/16	240,000	238,425
4.875% due 10/31/08	149,000	149,070
Total U.S. Government Obligations (cost: $979,575)		977,687

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
Foreign Government Obligations - .46%
Great Britain - .46%
HBOS PLC, 6.413% Bonds due 09/29/49 (a)(c)	$300,000	$297,985
Total Foreign Government Obligations (cost: $282,631)		297,985
Corporate Bonds and Notes - 30.83%
Aerospace & Defense - .46%
Bae Systems Holdings, Inc., 5.20% due 08/15/15 (a)	315,000	300,050
Agricultural Products - .14%
Bunge Limited Finance Corp., 4.375% Sec. Nts. due 12/15/08	95,000	92,998
Apparel - 1.12%
Gap (The), Inc., 6.90% Unsec. Nts. due 09/15/07	470,000	473,254
Limited Brands, Inc., 6.125% Sr. Unsec. Nts. due 12/01/12	250,000	252,737
Auto Manufacturers - 1.81%
Daimler Chrysler North America Holdings Corp., 7.30% due 01/15/12	225,000	238,843
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts. due 09/15/10 (a)	545,000	579,776
General Motors Acceptance Corp., 8.00% Bonds due 11/01/31	195,000	223,873
Hyundai Motor Manufacturing Alabama LLC, 5.30% Sr. Unsec. Nts. due 12/19/08 (a)	130,000	129,108
Banks - 1.32%
Barclays Bank PLC, 6.278% Nts., Series 1 due 12/15/49 (c)	310,000	305,062
JP Morgan Chase & Co., 5.15% Sub. Nts. due 10/01/15	270,000	264,954
Popular North America, Inc., 4.70% Nts. due 06/30/09	290,000	283,883
Broadcasting & Cable TV - 2.44%
British Sky Broadcasting Group PLC, 8.20% Sr. Unsec. Nts. due 07/15/09	185,000	196,988
Clear Channel Communications, Inc.,
6.25% Nts. due 03/15/11	170,000	165,209
8.00% Sr. Nts. due 11/01/08	260,000	270,311
Comcast Corp., 6.45% Unsec. Nts. due 03/15/37	360,000	360,194
EchoStar DBS Corp., 5.75% Sr. Unsec. Nts. due 10/01/08	260,000	259,025
Liberty Media Corp., 7.875% Sr. Nts. due 07/15/09	65,000	67,784
Univision Communications, Inc.,
3.50% Sr. Unsec. Nts. due 10/15/07	185,000	181,013
3.875% Sr. Unsec. Nts. due 10/15/08	85,000	81,071
Computer Hardware - .05%
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts. due 06/15/09	30,000	30,767
Department Stores - .55%
Federated Department Stores, Inc., 6.625% Sr. Unsec. Nts. due 09/01/08	170,000	172,765
J.C. Penney Co., Inc., 9.00% Nts. due 08/01/12	80,000	91,476
May Department Stores Co., 7.90% Unsec. Debs. due 10/15/07	90,000	91,345

The accompanying notes are an integral part of these financial statements.

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
Diversified Financial Services - 2.84%
CIT Group, Inc., 5.40% Sr. Nts. due 03/07/13	$290,000	$287,811
Citigroup, Inc., 6.125% Sub. Nts. due 08/25/36	115,000	119,749
Goldman Sachs Capital I, 6.345% Nts. due 02/15/34	305,000	308,736
HSBC Finance Cap. Trust IX, 5.911% Nts. due 11/30/35 (c)	400,000	401,978
Morgan Stanley, 4.75% Sub. Nts. due 04/01/14	300,000	286,838
NiSource Finance Corp., 7.875% Sr. Unsec. Nts. due 11/15/10	405,000	436,939
Electric Utilities - 3.04%
CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B due 09/01/10	440,000	463,595
Duke Energy Services, 6.875% Nts. due 02/01/11	220,000	230,043
FirstEnergy Corp., 7.375% Sr. Unsec. Unsub. Nts., Series C due 11/15/31	105,000	119,578
Mission Energy Holding Co., 13.50% Sr. Sec. Nts. due 07/15/08	240,000	264,600
Monongahela Power Co., 7.36% Unsec. Nts., Series A due 01/15/10	195,000	203,447
PSEG Funding Trust I, 5.381% Nts. due 11/16/07	260,000	259,455
TXU Energy Co., 6.125% Nts. due 03/15/08	165,000	166,039
Westar Energy, Inc., 7.125% Sr. Unsec. Nts. due 08/01/09	260,000	268,739
Entertainment - .42%
Time Warner Entertainment Co. LP, 8.375% Sr. Nts. due 07/15/33	225,000	271,933
Food Retail - 1.71%
Albertson's, Inc., 8.00% Sr. Unsec. Debs. due 05/01/31	225,000	228,231
Delhaize America, Inc., 9.00% Unsub. Debs. due 04/15/31	165,000	195,905
Kroger Co. (The), 5.50% Unsec. Unsub. Nts. due 02/01/13	245,000	242,354
Safeway, Inc., 6.50% Sr. Unsec. Nts. due 03/01/11	430,000	444,862
Forest Products & Paper - .40%
MeadWestvaco Corp., 6.85% Unsec. Unsub. Nts. due 04/01/12	250,000	261,978
Gas - .24%
ONEOK Partners LP, 6.65% Nts. due 10/01/36	150,000	153,425
Health Care Distributors & Services - .43%
HCA, Inc., 8.75% Sr. Nts. due 09/01/10	270,000	281,475
Home Builders - 1.97%
Beazer Homes USA, Inc., 6.875% Sr. Unsec. Nts. due 07/15/15	130,000	127,400
DR Horton, Inc., 5.375% Sr. Unsec. Nts. due 06/15/12	150,000	145,080
6.125% Nts. due 01/15/14	130,000	129,080

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
K Hovnanian Enterprises, Inc., 6.50% Sr. Nts. due 01/15/14	$215,000	$208,550
KB Home, 5.75% Sr. Unsec. Unsub. Nts. due 02/01/14	165,000	151,841
Lennar Corp., 7.625% Sr. Unsec. Nts due 03/01/09	250,000	260,267
Pulte Homes, Inc., 4.875% Nts. due 07/15/09	260,000	256,024
Hotels - 1.37%
Caesars Entertainment, Inc., 7.50% Sr. Unsec. Nts. due 09/01/09	330,000	342,433
Hilton Hotels Corp., 8.25% Sr. Unsec. Nts. due 02/15/11	210,000	225,225
Hyatt Equities LLC, 6.875% Nts. due 06/15/07 (a)	250,000	251,039
Royal Caribbean Cruises Ltd., 7.00% Sr. Unsec. Unsub. Nts. due 10/15/07	67,000	67,608
Insurance - .92%
Marsh & McLennan Cos., Inc., 5.875% Sr. Unsec. due 08/01/33	185,000	168,500
7.125% Sr. Unsec. Nts. due 06/15/09	125,000	129,171
MBIA, Inc., 5.70% Sr. Unsec. Unsub. Nts. due 12/01/34	315,000	299,835
Integrated Oil & Gas - 2.16%
Enbridge Energy Partners LP, 5.95% Sr. Unsec. Nts., Series B due 06/01/33	80,000	73,861
Energy Transfer Partners LP,
5.65% Sr. Unsec. Unsub. Nts. due 08/01/12	55,000	54,769
6.625% Sr. Nts. due 10/15/36	125,000	128,708
Enterprise Products Operating LP, 7.50% Sr. Unsec. Unsub. Nts. due 02/01/11	275,000	293,271
Kaneb Pipe Line Operating Partnership LP,
5.875% Sr. Unsec. Nts. due 06/01/13	50,000	50,146
7.75% Sr. Unsec. Nts. due 02/15/12	30,000	32,696
ONEOK Partners LP, 7.10% Sr. Unsec. Nts. due 03/15/11	45,000	47,309
Pemex Project Funding Master Trust, 7.875% Unsec. Unsub. Nts. due 02/01/09	295,000	309,160
TEPPCO Partners LP,
6.125% Nts. due 02/01/13	140,000	140,014
7.625% Sr. Unsec. Nts. due 02/15/12	45,000	48,385
Valero Logistics Operations LP, 6.05% Nts. due 03/15/13	220,000	221,622
Integrated Telecommunication Services - 1.41%
Telus Corp., 8.00% Nts. due 06/01/11	270,000	295,255
Telecom Italia Capital SPA, 4.00% Sr. Unsec. Nts. due 11/15/08	145,000	141,209
Telecom Italia Capital, 4.00% Unsec. Unsub. Nts. due 01/15/10	160,000	152,783
Telefonos De Mexico SA de CV, 4.50% Nts. due 11/19/08	300,000	294,589

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas American Enterprise Bond Fund  (continued)

	face amount	market value (note 1)
Qwest Corp., 5.625% Unsec. Nts. due 11/15/08	$32,000	$32,040
Life & Health Insurance - .84%
Prudential Holdings LLC, 8.695% Bonds, Series C due 12/18/23 (a)	220,000	269,005
Prudential Insurance Co. of America, 8.30% Nts. due 07/01/25 (a)	220,000	276,205
Lodging - .48%
MGM Mirage, Inc., 6.00% Nts. due 10/01/09	315,000	314,213
Miscellaneous - Manufacturing - .05%
Eastman Kodak Co., 3.625% Nts., Series A due 05/15/08	35,000	33,740
Office Electronics - .48%
Xerox Corp., 9.75% Sr. Unsec. Nts. due 01/15/09	285,000	307,800
Oil & Gas - 1.24%
El Paso Corp., 6.50% Sr. Unsec. Nts. due 06/01/08	55,000	55,550
7.625% Sr. Unsec. Nts. due 09/01/08	200,000	206,000
Kinder Morgan Energy Partners LP, 7.30% Sr. Unsec. Nts. due 08/15/33	250,000	271,116
Williams Cos., Inc., 6.75% Credit-Linked Certificate Trust due 04/15/09 (a)(f)	270,000	274,725
Oil & Gas Exploration & Production - .31%
Petroleum Export Ltd. Cayman SPV, 4.623% Sr. Nts., Cl. A1 due 06/15/10 (a)	206,111	202,809
Packaged Foods - .41%
Earthgrains Co. (The), 6.50% Nts. due 04/15/09	100,000	101,702
Heinz (H.J.) Co., 6.428% Bonds due 12/01/08 (a)	45,000	45,803
Sara Lee Corp., 2.75% Unsec. Nts. due 06/15/08	125,000	120,108
Publishing & Printing - .39%
Reed Elsevier Capital, Inc., 4.625% Nts. due 06/15/12	120,000	114,613
Tribune Co., 5.50% Nts., Series E due 10/06/08	140,000	137,936
Real Estate Investment Trusts - 1.57%
EOP Operating LP, 8.10% Unsec. Nts. due 08/01/10	375,000	413,199
iStar Financial, Inc., 5.15% Sr. Unsec. Nts. due 03/01/12	315,000	306,349
Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts. due 06/15/07	300,000	299,801
Restaurants - .26%
Yum! Brands, Inc., 7.70% Sr. Nts. due 07/01/12	155,000	169,442
Total Corporate Bonds and Notes (cost: $19,922,528)		20,008,182
Short-Term Investments - 6.16%
Federal Home Loan, Disc. Nts., 4.83% due 01/02/07	4,000,000	3,998,390
Total Short-Term Investments (cost: $3,998,390)		3,998,390
Total Securities (cost: $68,845,860) - 106.32%		69,006,388
Other Assets and Liabilities, Net - (6.32)%		(4,103,988)
Net Assets - 100.00%		$64,902,400

Atlas American Enterprise Bond Fund  (continued)

Investment Category (Unaudited)	Percent Of Net Assets
Mortgage-Backed Obligations	37.94%
Corporate Bonds and Notes	30.83
Collateralized Mortgage Obligations	21.01
Asset-Backed Securities	8.11
U.S. Government Obligations	1.50
Foreign Government Obligations	0.46
Government-Sponsored Enterprises (Non-Mortgage-Backed)	0.31
Short-Term Investments	6.16
Futures Contracts	0.08
106.40%

Atlas California Municipal Bond Fund

	face amount	market value (note 1)
Fixed Rate Bonds and Notes - 91.70%
A B C, Unified School District, Capital Appropriation, Series B, FGIC Insured, Unsec. Nts., Zero Coupon due 08/01/23	$2,000,000	$977,900
Alameda Corridor Transportation Authority Revenue, AMBAC Insured, Zero Coupon due 10/01/21	3,000,000	2,447,850
Anaheim Public Financing Authority, Lease Revenue, Public Improvements Project, Series A, FSA Insured, 5.00% due 03/01/37	6,000,000	6,090,060
Anaheim Union High School District, Series A, FSA Insured, 5.375% due 08/01/20	1,000,000	1,091,750
Association of Bay Area Governments, Financing Authority for Nonprofit Corps.,
Schools of Sacred Heart, Series A, 6.15% due 06/01/15	1,000,000	1,067,360
Schools of Sacred Heart, Series A, 6.45% due 06/01/30	2,600,000	2,775,396
Bay Area Rapid Transit District Refunding, Sales Tax Revenue, Series A, MBIA Insured, 5.00% due 07/01/34	3,000,000	3,188,910
Bay Area Toll Authority,Toll Bridge Revenue,
Series D, 5.00% due 04/01/16	1,000,000	1,053,520
5.00% due 04/01/31	3,000,000	3,198,900
Belmont-Redwood Shores, School District, FSA Insured, 5.25% due 09/01/21	1,040,000	1,138,405
Beverly Hills, Unified School District Refunding,
5.50% due 05/01/17	1,000,000	1,141,690
5.50% due 05/01/18	990,000	1,137,906
5.50% due 05/01/20	765,000	888,716
Calleguas-Las Virgines Public Financing Authority, Municipal Water District B, MBIA Insured, 5.25% due 07/01/19	1,000,000	1,085,880
Capistrano, Unified School District, School Facilities Improvement District No. 1, Series C, FSA Insured, 5.50% due 08/01/22	1,215,000	1,314,606

The accompanying notes are an integral part of these financial statements.

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Castaic Lake, Water Agency Revenue, Certificates of Participation, Series C, MBIA Insured, 5.00% due 08/01/36	$2,000,000	$2,120,280
Chaffey Community College District,
FSA Insured, 5.25% due 07/01/17	1,530,000	1,671,647
FSA Insured, 5.25% due 07/01/17	75,000	81,277
Chaffey High School District, Series C, FSA Insured, 5.375% due 05/01/23	2,955,000	3,202,008
Chula Vista, Industrial Development Revenue, San Diego Gas, Series D, AMT, 5.00% due 12/01/27	1,500,000	1,574,685
Del Mar, Race Track Authority Revenue, 5.00% due 08/15/25	2,000,000	2,073,640
East Bay Municipal Utility District, Water System Revenue, MBIA Insured, 5.00% due 06/01/26	3,000,000	3,126,570
El Monte, City School District, Election of 1999, Series C, FGIC Insured, 5.25% due 05/01/29	3,980,000	4,400,049
El Monte, High School District, General Obligation, FGIC Insured, 5.25% due 06/01/20	5,000,000	5,536,150
Elk Grove Finance Authority, Special Tax Revenue, AMBAC Insured, 4.125% due 09/01/20	1,000,000	991,180
Elk Grove, Unified School District, Special Tax Refunding, Community Facilities District No. 1, AMBAC Insured, 6.50% due 12/01/24	1,500,000	1,942,515
Fontana, Unified School District,
Series A, FSA Insured, 5.25% due 08/01/24	4,000,000	4,329,800
Series A, FSA Insured, 5.25% due 08/01/31	5,000,000	5,395,250
Foothill/Eastern Corridor Agency, Toll Road Revenue,
MBIA Insured, 0%/5.80% due 01/15/20 (d)	3,000,000	2,938,170
MBIA Insured, 0%/5.85% due 01/15/23 (d)	3,000,000	2,926,650
5.75% due 01/15/40	7,345,000	7,621,392
Fresno, Unified School District,
Series A, MBIA Insured, 6.00% due 08/01/26	3,000,000	3,657,330
Series B, MBIA Insured, 5.00% due 02/01/17	1,000,000	1,098,700
Hartnell Community College District,
FSA Insured, 5.25% due 06/01/25	2,755,000	3,023,034
FSA Insured, 5.25% due 06/01/26	2,900,000	3,177,385
Jurupa, Unified School District, FGIC Insured, 5.50% due 08/01/15	1,125,000	1,223,190
Kaweah Delta Health Care District, MBIA Insured, 5.25% due 08/01/28	5,370,000	5,769,045
Kern High School District Refunding, Election of 2004, Series B, FSA Insured, 5.00% due 08/01/26	2,225,000	2,384,199

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Series 1990-C, MBIA Insured, 6.25% due 08/01/12	$1,200,000	$1,362,240
La Quinta, Financing Authority, Local Agency Revenue, AMBAC Insured, 5.25% due 09/01/24	5,000,000	5,409,150
La Quinta, Redevelopment Agency, Tax Allocation, Project Area No. 1, AMBAC Insured, 5.00% due 09/01/21	1,000,000	1,058,600
Lodi, Unified School District, MBIA Insured, 5.00% due 08/01/19	2,990,000	3,170,028
MBIA Insured, 5.00% due 08/01/22	4,195,000	4,422,411
Long Beach, Bond Finance Authority Revenue, Housing and Gas Utilities Redevelopment, Series A-1, AMBAC Insured, 5.00% due 08/01/30	8,855,000	9,334,941
Long Beach, Harbor Revenue, Series B, FGIC Insured, 5.00% due 05/15/17	3,000,000	3,237,600
Long Beach, Unified School District, Election 1999, Series C, MBIA Insured, 5.00% due 08/01/21	2,245,000	2,334,508
Los Angeles, Community Redevelopment Agency, Community Redevelopment Financing Authority Revenue, Bunker Hill, Series A, FSA Insured, 5.00% due 12/01/22	1,385,000	1,471,535
Los Angeles, COP, Sonnenblick Del Rio, AMBAC Insured, 6.00% due 11/01/19	2,000,000	2,179,720
Los Angeles, Department of Airports, Airport Revenue, Los Angeles International Airport, Series B, MBIA Insured, 5.00% due 05/15/08	1,000,000	1,019,560
Los Angeles, Department of Water and Power Waterworks Revenue, Series A, 5.125% due 07/01/41	6,500,000	6,724,510
Series A-1, FSA Insured, 5.00% due 07/01/35	2,500,000	2,652,825
Series B, FSA Insured, 5.125% due 07/01/20	1,500,000	1,617,195
Series C, MBIA Insured, 5.25% due 07/01/18	2,350,000	2,573,908
Series C, MBIA Insured, 5.25% due 07/01/19	2,500,000	2,738,200
Los Angeles, Harbor Development Revenue, 7.60% due 10/01/18	120,000	146,484
Los Angeles, Unified School District, Series A, MBIA Insured, 5.375% due 07/01/18	2,000,000	2,206,700
Series B, FSA Insured, 5.00% due 07/01/20	6,325,000	6,862,751
Los Banos, Unified School District, Election of 1995, FGIC Insured, 5.00% due 08/01/25	1,005,000	1,059,481

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Manhattan Beach, Unified School District, Series A, FGIC Insured, Zero Coupon due 09/01/16	$2,690,000	$1,826,483
Marina, Election of 2002, AMBAC Insured, 5.25% due 08/01/35	1,000,000	1,114,380
Metropolitan Water District of Southern California Waterworks Revenue, Series A, 5.00% due 03/01/13	2,000,000	2,154,780
Series B-3, MBIA Insured, 5.00% due 10/01/29	2,500,000	2,644,625
Series B-4, MBIA Insured, 4.50% due 10/01/31	2,000,000	2,008,980
Modesto High School District, Stanislaus County, Capital Appropriation, Series A, FGIC Insured, Zero Coupon due 08/01/26	4,000,000	1,698,760
Modesto Irrigation District, COP, Refunding and Capital Improvement, Series B, 5.30% due 07/01/22	2,575,000	2,576,983
Mt. Diablo, Unified School District, FSA Insured, 5.00% due 08/01/24	1,000,000	1,054,210
Napa Valley, Community College District, Election of 2002, Series B, MBIA Insured, 5.00% due 08/01/23	1,500,000	1,644,390
Natomas, Unified School District, 1999 Refunding, MBIA Insured, 5.95% due 09/01/21	1,000,000	1,189,730
North Orange County, Community College District, Election of 2002, Series B, FGIC Insured, 5.00% due 08/01/20	1,000,000	1,092,010
Northern California Power Agency Public Power Revenue Refunding, Hydroelectric Project No. 1, Series A, AMBAC Insured, 7.50% due 07/01/23	50,000	67,588
Oakland State Building Authority Lease Revenue, Elihu M. Harris, Series A, AMBAC Insured, 5.00% due 04/01/23	2,330,000	2,383,171
Oakland, Unified School District, Alameda County, FGIC Insured, 5.25% due 08/01/20	3,000,000	3,228,030
Pacifica, COP, Street Improvement Project, AMBAC Insured, 5.875% due 11/01/29	1,105,000	1,189,057
Pasadena, Electric Revenue, MBIA Insured, 5.00% due 06/01/19	4,625,000	4,903,795
Pomona, Unified School District, Series C, FGIC Insured, 6.00% due 08/01/25	500,000	528,200
Port of Oakland, Airport and Marina Revenue, Series M, FGIC Insured, 5.25% due 11/01/18	3,505,000	3,782,035
Puerto Rico Commonwealth, Government Development Bank, AMT, 5.25% due 01/01/15	3,000,000	3,220,710
5.00% due 07/01/27	1,000,000	1,031,450

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Puerto Rico Commonwealth, Public Improvement, Prerefunded, FSA Insured, 5.125% due 07/01/30	$1,230,000	$1,307,367
Series A, 5.00% due 07/01/30	1,200,000	1,256,352
Series A, MBIA Insured, 5.50% due 07/01/13	1,000,000	1,106,270
Series A, MBIA Insured, 5.50% due 07/01/14	1,000,000	1,117,020
Series B, 5.25% due 07/01/32	2,000,000	2,152,620
Series C, 6.00% due 07/01/13	2,000,000	2,057,880
Unrefunded, FSA Insured, 5.125% due 07/01/30	770,000	807,330
Puerto Rico, Electric Power Authority, Power Revenue, Series II, FSA Insured, 5.125% due 07/01/26	3,000,000	3,193,410
Series KK, FSA Insured, 5.50% due 07/01/15	1,000,000	1,127,990
Series PP, FGIC Insured, 5.00% due 07/01/25	2,000,000	2,128,560
Puerto Rico, Highway and Transportation Authority, Transportation Revenue, Series A, 5.00% due 07/01/38	3,500,000	3,563,560
Puerto Rico, Infrastructure Financing Authority, Series A, 5.50% due 10/01/32	1,000,000	1,074,140
Special Tax Revenue, Series B, 5.00% due 07/01/23	5,000,000	5,274,700
Puerto Rico, Public Buildings Authority, Guaranteed Revenue, Prerefunded, Series D, 5.375% due 07/01/33	3,300,000	3,579,873
Series H, FGIC Insured, 5.25% due 07/01/13	890,000	971,800
Unrefunded, Series D, 5.375% due 07/01/33	1,200,000	1,269,876
Puerto Rico, Public Finance Corp., Commonwealth Appropriation, Prerefunded, Series E, 5.50% due 08/01/29	1,680,000	1,823,909
Series A, MBIA Insured, 5.50% due 08/01/15	3,000,000	3,233,760
Riverside, Community College District, Prerefunded, Series A, MBIA Insured, 5.50% due 08/01/29	1,980,000	2,227,401
Unrefunded, Series A, MBIA Insured, 5.50% due 08/01/29	20,000	22,029
Rowland, Unified School District, Election of 2000, Series B, FSA Insured, 5.25% due 08/01/23	2,115,000	2,284,517
Sacramento, Municipal Utility District, Series K, AMBAC Insured, 5.75% due 07/01/18	2,350,000	2,754,717
Sacramento, Sanitation District Financing Authority Revenue, AMBAC Insured, 5.00% due 12/01/27	1,250,000	1,301,712
Salinas, Unified High School District, Series A, MBIA Insured, 5.375% due 06/01/22	2,830,000	3,106,010

The accompanying notes are an integral part of these financial statements.

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
San Bernardino County, COP, Medical Center Financing Project, MBIA Insured, 5.00% due 08/01/28	$3,500,000	$3,569,475
San Diego, COP, Edgemoor Project and Regulation System, AMBAC Insured, 5.00% due 02/01/29	4,070,000	4,288,356
University of San Diego, 5.25% due 10/01/28	1,000,000	1,039,530
San Diego, Public Safety Communication Project, 6.50% due 07/15/09	1,525,000	1,618,605
San Diego, Unified School District, Election of 1998, Series D, FGIC Insured, 5.25% due 07/01/19	2,000,000	2,173,640
Series D, FGIC Insured, 5.25% due 07/01/25	3,670,000	3,988,629
Series F-1, FSA Insured, 5.25% due 07/01/28	4,000,000	4,665,800
San Francisco City and County Airport Commission, International Airport Revenue, Prerefunded, Issue 23B, Second Series, FGIC Insured, 5.00% due 05/01/24	2,890,000	3,013,056
Unrefunded, Issue 23B, Second Series, FGIC Insured, 5.00% due 05/01/24	110,000	113,654
San Francisco City and County, Series R-1, FGIC Insured, 4.00% due 06/15/19	3,435,000	3,426,584
San Francisco City and County, COP, San Bruno Jail No. 3, AMBAC Insured, 5.25% due 10/01/33	4,000,000	4,170,840
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, 7.40% due 01/01/07	1,000,000	1,000,210
7.50% due 01/01/09	1,000,000	1,059,010
San Jose Library, Parks and Public Safety Projects, 5.00% due 09/01/21	3,830,000	4,070,371
San Jose, Unified School District, Santa Clara County, Series A, FSA Insured, 5.00% due 08/01/21	1,745,000	1,850,066
Series A, FSA Insured, 5.00% due 08/01/22	3,700,000	3,900,577
San Mateo County, Joint Powers Authority, Lease Revenue Capital Projects, Series A, FSA Insured, 5.125% due 07/15/32	2,145,000	2,205,489
San Ramon Valley, Unified School District, Election of 2002, FSA Insured, 5.25% due 08/01/20	1,000,000	1,092,720
Sanger, Unified School District, MBIA Insured, 5.60% due 08/01/23	2,530,000	2,903,352
Santa Ana, Unified School District, MBIA Insured, 5.375% due 08/01/19	1,065,000	1,148,155
Santa Barbara, COP, Retirement Services, Revenue, 5.75% due 08/01/20	2,000,000	2,043,380
Santa Clara Valley Transportation Authority, Sales Tax Revenue, MBIA Insured, Series A, 5.00% due 06/01/18	2,000,000	2,117,660

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Santa Clara, Unified School District, Election of 1997, MBIA Insured, 5.00% due 07/01/21	$1,795,000	$1,901,641
Santa Margarita, Dana Point Authority Revenue Refunding, Improvement Districts 3, 3A, 4 and 4A, Series B, MBIA Insured, 7.25% due 08/01/07	500,000	510,500
Series B, MBIA Insured, 7.25% due 08/01/13	2,000,000	2,411,060
South Whittier, Elementary School District, Capital Appropriation, Series A, FGIC Insured, Zero Coupon due 08/01/13	500,000	389,415
Series A, FGIC Insured, Zero Coupon due 08/01/14	250,000	186,455
Southwestern Community College, MBIA Insured, 5.00% due 08/01/25	1,220,000	1,318,771
State Department of Veteran Affairs, Home Purchase Revenue, Series A, AMBAC Insured, 5.35% due 12/01/27	2,000,000	2,136,220
State Department of Water Resources, Power Supply Revenue, Central Valley Project, Series AC, MBIA Insured, 5.00% due 12/01/27	1,000,000	1,058,940
Central Valley Project, Series W, FSA Insured, 5.125% due 12/01/29	2,000,000	2,105,040
Series A, 5.375% due 05/01/22	5,745,000	6,298,186
State Economic Recovery, Series A, 5.00% due 07/01/16	5,000,000	5,288,750
State Educational Facilities Authority Revenue Refunding, College of Arts, 5.75% due 06/01/25	2,000,000	2,109,000
Dominican University, 5.75% due 12/01/30	1,000,000	1,032,290
Loyola Marymount University, MBIA Insured, 5.00% due 10/01/22	700,000	719,656
Lutheran University, Series C, 5.00% due 10/01/24	1,215,000	1,265,629
Pepperdine University, 5.75% due 09/15/30	2,000,000	2,092,840
Santa Clara University, MBIA Insured, 5.00% due 09/01/23	3,750,000	4,168,950
Scripps College, 5.00% due 08/01/31	500,000	513,995
Stanford University, Series R, 5.00% due 11/01/21	2,000,000	2,100,560
University of Redlands, FGIC Insured, 5.00% due 06/01/33	2,715,000	2,859,492
University of Southern California, Series C, 5.125% due 10/01/28	2,695,000	2,753,886
State Health Facilities Financing Authority, Revenue Refunding, Adventist Health System, Series A, 5.00% due 03/01/33	3,000,000	3,076,620
Scripps Health, Series A, MBIA Insured, 5.00% due 10/01/22	500,000	517,690
Stanford Health Care, Series A, 5.00% due 11/15/23	2,000,000	2,087,340

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Stanford Health Care, Series A, FSA Insured, 5.00% due 11/15/28	$1,000,000	$1,028,070
5.25% due 04/01/39	2,000,000	2,123,740
State Housing Finance Agency Revenue Home Mortgage, Multi-Family Program, Series B, AMBAC Insured, AMT, 6.05% due 08/01/16	1,330,000	1,358,050
Series K, MBIA Insured, 6.15% due 08/01/16	395,000	403,390
State Infrastructure and Economic Development Bank, Revenue Refunding, Bay Area Toll Bridges, 1st Lien, Series A, FSA Insured, 5.25% due 07/01/21	3,000,000	3,288,450
J. David Gladstone Institute Project, 5.25% due 10/01/34	3,000,000	3,133,620
J. Paul Getty, Series C, 3.90% due 04/01/33 (c)	2,275,000	2,301,390
Kaiser Hospital, Assistance I-Limited Liablity Co., Series A, 5.55% due 08/01/31	3,500,000	3,719,170
Salvation Army West, AMBAC Insured, 5.00% due 09/01/24	2,520,000	2,701,541
Scripps Research Institute, Series A, 5.00% due 07/01/29	2,500,000	2,630,850
YMCA, Metropolitan Los Angeles Project, AMBAC Insured, 5.25% due 02/01/26	2,000,000	2,124,660
State Municipal Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, AMT, 4.10% due 09/01/14	1,000,000	996,950
Series A-2, AMT, 5.40% due 04/01/25	2,000,000	2,128,660
State Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc., Series A, AMT, 5.00% due 01/01/22 (c)	6,435,000	6,711,834
Series B, AMT, 5.00% due 07/01/27	3,000,000	3,099,090
Series C, AMT, 4.85% due 12/01/27	1,000,000	1,007,320
State Public Works Board, Department of Corrections, Series C, 5.50% due 06/01/23	1,000,000	1,096,850
Lease Revenue, Coalinga State Hospital, Series A, 5.125% due 06/01/29	2,000,000	2,107,720
Lease Revenue, Department of General Services, Butterfield, Series A, 5.25% due 06/01/24	2,400,000	2,591,256
Lease Revenue, Department of General Services, Capital East End, Series A, AMBAC Insured, 5.25% due 12/01/19	5,000,000	5,389,350
Lease Revenue, UCLA Replacement Hospital, Series A, FSA Insured, 5.375% due 10/01/17	1,700,000	1,835,320
Lease Revenue, University of California Institute, Series C, 5.00% due 04/01/20	2,375,000	2,528,401
Lease Revenue, Various University of California Institute, Series C, AMBAC Insured, 5.125% due 09/01/22	1,475,000	1,516,536
University of California Research, MBIA Insured, 5.00% due 11/01/25	5,265,000	5,605,066

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
State Rural Home Mortgage Finance Authority, Single-Family Revenue Refunding, Series C, FNMA Insured, AMT, 7.50% due 08/01/27	$25,000	$25,385
State, General Obligation, Prerefunded, 5.625% due 05/01/19	100,000	107,494
Prerefunded, 5.50% due 06/01/20	580,000	615,937
Prerefunded, 5.25% due 10/01/23	995,000	1,053,566
Prerefunded, 5.50% due 06/01/25	335,000	355,757
Series BH, AMT, 5.60% due 12/01/32	1,000,000	1,000,080
Unrefunded, 5.625% due 05/01/19	55,000	58,489
Unrefunded, 5.50% due 06/01/20	2,040,000	2,166,398
Unrefunded, 5.50% due 06/01/20	145,000	152,437
Unrefunded, 5.50% due 06/01/25	1,170,000	1,242,493
5.00% due 02/01/12	1,650,000	1,749,396
5.00% due 02/01/17	500,000	533,105
5.00% due 07/01/17	5,000,000	5,290,850
5.00% due 05/01/19	5,000,000	5,335,600
5.625% due 05/01/19	185,000	198,561
5.625% due 05/01/19	60,000	64,398
5.25% due 10/01/23	145,000	153,797
5.25% due 10/01/23	70,000	74,247
5.50% due 09/01/24	1,000,000	1,059,660
5.50% due 06/01/25	85,000	89,360
5.25% due 02/01/28	6,000,000	6,322,260
5.25% due 02/01/29	2,000,000	2,123,860
5.00% due 02/01/32	2,500,000	2,604,925
5.50% due 11/01/33	4,600,000	5,037,828
5.25% due 04/01/34	2,000,000	2,140,100
Statewide Communities Development Authority, California Endowment, 5.00% due 07/01/33	3,000,000	3,156,300
Daughters of Charity Health, Series A, 5.25% due 07/01/30	2,000,000	2,103,580
Series A, 5.25% due 07/01/35	3,000,000	3,147,810
Health Facilities, Adventist Health System, Series A, 5.00% due 03/01/35	3,000,000	3,101,010
Huntington Memorial Hospital, 5.00% due 07/01/35	3,000,000	3,109,320
John Muir Health, Series A, 5.00% due 08/15/20	1,500,000	1,589,280
Kaiser Health Plan, Series C, 5.25% due 08/01/31 (c)	2,000,000	2,133,360
Kaiser Permanente, Series I, 3.45% due 04/01/35	2,000,000	1,959,940
Memorial Health Services, Series A, 5.50% due 10/01/33	2,000,000	2,121,260
Sutter Health, Series A, 5.00% due 11/15/43	5,000,000	5,228,350
The Salk Institute Biological, MBIA Insured, 5.25% due 07/01/20	1,540,000	1,685,761
Thomas Jefferson School of Law, 4.875% due 10/01/31	2,000,000	2,041,600
4.875% due 10/01/35	500,000	511,595
Statewide Communities Development Authority, COP, 6.00% due 08/01/28	1,800,000	1,870,020
Statewide Communities Development Authority, Multi-Family Revenue, AMT, 5.05% due 01/20/41	5,000,000	5,161,650
Residential-B,, 5.20% due 12/01/29	2,500,000	2,572,025

The accompanying notes are an integral part of these financial statements.

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Torrance, COP, AMBAC Insured, 5.25% due 06/01/34	$3,690,000	$3,953,208
Refinancing and Public Improvement Project, Series A, AMBAC Insured, 5.00% due 06/01/34	1,310,000	1,374,151
Turlock Irrigation District Revenue Refunding, Series A, MBIA Insured, 6.00% due 01/01/10	500,000	534,040
University of California Revenue, Series A, AMBAC Insured, 5.00% due 11/01/25	2,000,000	2,130,300
UCLA Medical Center, AMBAC Insured, 5.25% due 05/15/30	1,250,000	1,330,600
UCLA Medical Center, Series A, AMBAC Insured, 5.50% due 05/15/24	1,000,000	1,090,110
University of California, Multi-Purpose Projects, Series M, FGIC Insured, 5.125% due 09/01/21	5,440,000	5,720,106
University of Puerto Rico University System Revenue Bonds, COP, Series O, MBIA Insured, 5.375% due 06/01/30	1,000,000	1,000,620
Series Q, 5.00% due 06/01/24	5,000,000	5,284,500
Upland, COP, San Antonio Community Hospital, 5.00% due 01/01/18	2,745,000	2,746,235
Upland, Unified School District, Capital Appropriation, Election of 2000, FSA Insured, 5.125% due 08/01/25	1,000,000	1,069,940
Val Verde, Unified School District, COP, FGIC Insured, 5.25% due 01/01/25	1,000,000	1,108,740
Vallejo Unified School District, Series A, MBIA Insured, 5.90% due 02/01/17	1,000,000	1,173,490
Ventura, Unified School District Refunding, FSA Insured, 5.25% due 08/01/25	3,765,000	4,157,690
West Contra Costa Healthcare District, COP, AMBAC Insured, 5.50% due 07/01/29	3,000,000	3,277,080
Westside Unified School District Refunding, Series C, AMBAC Insured, 6.00% due 08/01/14	300,000	347,820
Total Fixed Rate Bonds and Notes (cost: $510,868,553)		531,664,355
Variable Rate Demand Notes * - 6.66%
Association of Bay Area Governments, Financing Authority for Nonprofit Corps., Series D, 3.82% due 10/01/27	3,000,000	3,000,000
Menlo Park, Community Development, Agency Tax Allocation, Las Pulgas Community Development, AMBAC Insured, 3.85% due 01/01/31	3,600,000	3,600,000
Orange County, Apartment Development Revenue, Capistrano Pointe, Series A, 3.75% due 12/01/29	2,100,000	2,100,000

Atlas California Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Pittsburg, Redevelopment Agency Tax Revenue, Los Medanos Community, Series A, AMBAC Insured, 3.85% due 09/01/35	$2,900,000	$2,900,000
Riverside County, Housing Authority, Multi-Family Mortgage Revenue, Mountain View Apts., Series A, 3.78% due 08/01/25	1,045,000	1,045,000
San Francisco City and County Redevelopment Agency, Laguna Honda Hospital, Series C, MBIA Insured, 3.70% due 06/15/30	2,740,000	2,740,000
Multi-Family Revenue, Fillmore Center Housing, Series A-1, 3.77% due 12/01/17	1,000,000	1,000,000
San Pablo, Redevelopment Agency Tax Revenue, Tenth Series, AMBAC Insured, 3.85% due 12/01/32	4,100,000	4,100,000
Southern California Public Power Authority Revenue, Power Project, AMBAC Insured, 3.87% due 07/01/15	2,100,000	2,100,000
Southern Transmission Project, Series A, FSA Insured, 3.71% due 07/01/23	1,800,000	1,800,000
State Department of Water Resources, Power Supply Revenue, Series B, 3.86% due 05/01/22	3,900,000	3,900,000
Series B-1, 3.92% due 05/01/22	3,300,000	3,300,000
Series C-12, 3.73% due 05/01/22	1,000,000	1,000,000
State Health Facilities Financing Authority, Revenue Refunding, Adventist Health System/West, Series A, MBIA Insured, 3.92% due 09/01/28	2,000,000	2,000,000
Stockton, Health Facility Revenue, Demeron Hospital Association, Series A, 3.85% due 12/01/32	1,400,000	1,400,000
Tahoe Forest, Hospital District Revenue, 3.85% due 07/01/33	1,900,000	1,900,000
Tulare, Health Care District, Health Facilities Revenue, 3.50% due 12/01/32	185,000	185,000
3.85% due 12/01/32	575,000	575,000
Total Variable Rate Demand Notes * (cost: $38,645,000)		38,645,000
Total Securities (cost: $549,513,553) - 98.36%		570,309,355
Other Assets and Liabilities, Net - 1.64%		9,493,786
Net Assets - 100.00%		$579,803,141

S&P Credit Rating (Unaudited)	Percent Of Net Assets
AAA	66.09%
AA	7.41
A	12.75
BBB	12.11
98.36%

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Independence Eagle Bond Fund  (continued)

	shares	percent of net assets	market value
Investment in Atlas Funds - 99.77%
Strategic Income Fund	2,492,062	47.41%	$11,388,721
American Enterprise Bond Fund	1,171,810	47.37	11,378,276
Money Market Fund	1,197,689	4.99	1,197,689
Total Investment in Atlas Funds (cost: $23,558,572)			23,964,686
Total Securities (cost: $23,558,572) - 99.77%			23,964,686
Other Assets and Liabilities, Net - .23%			54,783
Net Assets - 100.00%			$24,019,469

Investment Allocation (Unaudited)	Percent of Net Assets
Stocks	0.20%
Bonds	93.44
Cash and other liquid assets	6.36
100.00%

Atlas National Municipal Bond Fund

	face amount	market value (note 1)
Fixed Rate Bonds and Notes - 93.00%
Alabama - 1.22%
Jefferson County, Limited Obligation Reserve Bond Warrants, Series A, 5.00% due 01/01/24	$2,000,000	$2,099,940
Alaska - 1.26%
Anchorage, Electric Utility Revenue Refunding, Senior Lien, MBIA Insured, 8.00% due 12/01/10	985,000	1,134,779
Conway, Public Facilities Board, Capital Improvement Revenue, Hendrix College Project, Series A, 5.00% due 10/01/26	1,000,000	1,035,810
Arizona - 4.04%
Maricopa County, Unified School District No. 69, Paradise Valley Refunding, MBIA Insured, 6.35% due 07/01/10	600,000	652,770
Phoenix, Civic Improvement Corp., Water System Revenue, FGIC Insured, 5.25% due 07/01/18	1,000,000	1,125,180
Pinal County, Unified School District # 43, Apache JCT, Series A, FGIC Insured, 6.80% due 07/01/09	425,000	456,820
Salt River Project, Agricultural Improvement and Power District, Series A, 5.00% due 01/01/22	1,150,000	1,219,655
Tucson, Water Revenue, FGIC Insured, 5.50% due 07/01/17	2,250,000	2,474,977
Yavapai County Industrial Development, Waste Management, Inc., Series A-1, AMT, 4.90% due 03/01/28	1,000,000	1,017,170
Arkansas - 1.23%
Pulaski County, Hospital Revenue, Arkansas Children's Hospital Project, AMBAC Insured, 5.00% due 03/01/35	1,000,000	1,052,680
University of Arkansas, Revenue, FGIC Insured, 5.00% due 03/01/25	1,000,000	1,065,020

Atlas National Municipal Bond Fund  (continued)

	face amount	market value (note 1)
California - 9.96%
A B C, Unified School District, Capital Appropriation, Series B, FGIC Insured, Zero Coupon due 08/01/24	$1,715,000	$800,390
Agua Caliente Band Cahuilla Indians, Revenue, 6.00% due 07/01/18	1,000,000	1,085,080
Educational Facilities Authority, Revenue Refunding, Santa Clara University, MBIA Insured, 5.00% due 09/01/23	1,000,000	1,111,720
Foothill/Eastern Corridor Agency, Toll Road Revenue, 5.75% due 01/15/40	2,000,000	2,075,260
Kern, High School District, Series 1990-C Election, MBIA Insured, 6.25% due 08/01/10	545,000	594,731
State Department of Water Resources, Power Supply Revenue,, 5.375% due 05/01/22	1,000,000	1,096,290
State Economic Recovery,, Series A, 5.00% due 07/01/16	1,000,000	1,057,750
State, General Obligation, 4.75% due 09/01/28	2,485,000	2,556,717
5.00% due 07/01/17	1,500,000	1,587,255
5.00% due 10/01/22	700,000	733,796
5.00% due 02/01/32	500,000	520,985
5.50% due 11/01/33	1,200,000	1,314,216
Statewide Communities Development Authority Revenue, Daughters of Charity Health System, 5.25% due 07/01/25	990,000	1,045,569
Statewide Communities Development Authority,, Thomas Jefferson School of Law, 4.875% due 10/01/31	500,000	510,400
University of California Revenue, Multiple Purpose Projects, Series M, FGIC Insured, 5.125% due 09/01/22	1,000,000	1,051,490
Colorado - 17.22%
Boulder County, Development Revenue, University Corp. for Atmospheric Research, MBIA Insured, 5.00% due 09/01/27	1,880,000	1,972,515
Castle Rock, Golf Enterprise Revenue, 5.10% due 12/01/22	1,000,000	1,036,960
Colorado Springs, Colorado College Project, 5.00% due 06/01/23	1,085,000	1,152,335
Colorado Springs, Utilities System Revenue, Sub-Lien Improvement, Series A, 5.00% due 11/15/33	1,000,000	1,047,310
Denver, City and County Airport Revenue, Series B, 5.00% due 11/15/33	1,000,000	1,047,310
Department of Transportation, Revenue Anticipation Nts., Series A, MBIA Insured, 5.25% due 06/15/10	1,000,000	1,052,600

The accompanying notes are an integral part of these financial statements.

Atlas National Municipal Bond Fund  (continued)

	face amount	market value (note 1)
E-470 Public Highway Authority Revenue, Capital Appreciation, Senior Series B, MBIA Insured, Zero Coupon due 09/01/21	$2,000,000	$1,065,220
Series C, MBIA Insured, 0%/5.00% due 09/01/17 (d)	1,900,000	1,636,793
Educational and Cultural Facilities Authority Revenue, Nashville Public Radio, 5.50% due 04/01/11	410,000	438,122
Nashville Public Radio, 5.875% due 04/01/22	1,000,000	1,099,950
Regis University Project, 5.00% due 06/01/24	1,695,000	1,768,563
University of Denver Project, Series B, FGIC Insured, 5.25% due 03/01/23	2,000,000	2,188,640
El Paso County School District # 20, FGIC Insured, 5.50% due 12/15/23	1,000,000	1,097,980
Health Facilities Authority, Evangelical Lutheran Project, 5.25% due 06/01/23	1,000,000	1,059,410
5.25% due 06/01/36	1,000,000	1,051,550
Series A, 5.25% due 06/01/34	1,300,000	1,353,898
Vail Valley Medical Center Project, 5.75% due 01/15/22	1,770,000	1,879,475
Housing Finance Authority, Single-Family Program, Senior Series A-1, AMT, 7.40% due 11/01/27	25,000	25,228
Jefferson County, School District No. R-001, Series A, FSA Insured, 5.00% due 12/15/17	1,000,000	1,084,940
Larimer County, School District No. R-001, MBIA Insured, 5.50% due 12/15/23	1,000,000	1,110,860
Regional Transportation District, Sales Tax Revenue, Series A, AMBAC Insured, 5.00% due 11/01/20	1,000,000	1,075,330
South Suburban Parks and Recreation District Revenue, AMBAC Insured, 5.375% due 09/15/18	2,160,000	2,287,332
University of Colorado Enterprise System Revenue, FGIC Insured, 5.00% due 06/01/33	1,000,000	1,061,330
University of Colorado, COP, Master Lease Purchase Agreement, Series A, AMBAC Insured, 5.00% due 06/01/33	1,000,000	1,042,880
Connecticut - 2.23%
Mashantucket, Western Pequot Tribe, Series 2006-A, 5.50% due 09/01/36 (a)	1,000,000	1,056,760
State Health and Educational Facilities Authority Revenue, 5.125% due 07/01/27	2,700,000	2,780,163
Florida - 5.02%
Collier County, School Board, COP, FSA Insured, 5.25% due 02/15/21	1,000,000	1,123,490
Escambia, Health Facilities Authority Revenue, Ascension Health Credit, Series A, 5.25% due 11/15/11	1,000,000	1,065,340

Atlas National Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Halifax Hospital Medical Center, Hospital Revenue, Series A, 5.00% due 06/01/38	$1,000,000	$1,021,830
Lee County, Airport Revenue, Series A, FSA Insured, AMT, 5.875% due 10/01/19	2,000,000	2,151,000
Miami-Dade County, Special Obligation, Capital Appreciation and Income, Series B, MBIA Insured, 0%/5.00% due 10/01/35 (d)	1,000,000	937,680
Orange County, Sales Tax, Series A, FGIC Insured, 5.125% due 01/01/21	2,200,000	2,347,906
Georgia - 1.26%
Augusta, Water and Sewer Revenue, FSA Insured, 5.25% due 10/01/39	1,000,000	1,078,430
Chatham County, Hospital Authority Revenue, Memorial Health Medical Center, Series A, 6.125% due 01/01/24	1,000,000	1,091,510
Illinois - 3.28%
Chicago, Metropolitan Water Reclamation District, Greater Chicago Capital Improvement, 7.25% due 12/01/12	1,500,000	1,781,700
Cook County, MBIA Insured, 7.25% due 11/01/07	225,000	226,352
Metropolitan Pier and Exposition Authority, Dedicated State Tax Revenue, McCormick Place Expansion Project, Capital Appropriation, FGIC Insured, Zero Coupon due 06/15/29	4,000,000	1,508,200
State, General Obligation, FSA Insured, 5.375% due 05/01/13	2,000,000	2,136,360
Kansas - 1.11%
Lawrence, Hospital Revenue, Lawrence Memorial Hospital, 5.125% due 07/01/36	1,000,000	1,047,120
Salina, Hospital Revenue, Salina Reginal Health Center, Inc., 5.00% due 10/01/36	825,000	862,249
Louisiana - .79%
Calcasieu Parish, Public Trust Authority, Student Lease Revenue, McNeese Student Housing Project, MBIA Insured, 5.25% due 05/01/33	1,295,000	1,359,167
Maryland - 1.21%
Health and Higher Educational Facilities Authority Revenue, John Hopkins University, Series A, 5.00% due 07/01/33	1,000,000	1,052,360
University of Maryland Medical Sysyem, Series A, 5.00% due 07/01/41	1,000,000	1,037,770
Massachusetts - 2.02%
General Obligation, Series B, FSA Insured, 5.25% due 09/01/22	2,500,000	2,851,700
Housing Finance Agency, Series F, AMT, 5.125% due 12/01/34	100,000	102,558
Industrial Finance Agency Revenue, 5.65% due 10/01/18	500,000	525,770

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas National Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Michigan - 2.48%
Detroit School District, School Building and Site Improvement, Series A, FGIC Insured, 5.50% due 05/01/15	$1,000,000	$1,102,010
Detroit, Sewer Disposal Revenue, Senior Lien, Series A, FSA Insured, 5.00% due 07/01/23	3,000,000	3,170,340
Minnesota - 1.37%
Chaska, Electric Revenue, Generating Facilities, Series A, 5.25% due 10/01/20	1,200,000	1,296,000
State Higher Education Facilities Authority Revenue, University of St. Thomas, Series 6-I, 5.00% due 04/01/23	1,000,000	1,063,130
Mississippi - .75%
Higher Education Assistance Corp., Student Loan Revenue, Series C, AMT, 6.05% due 09/01/07	5,000	5,007
Hospital Equipment and Facilities Authority Revenue, Baptist Memorial Hospital, Series B-1, 5.00% due 09/01/24	1,000,000	1,026,850
Jones County, Hospital Revenue, South Central Regional Medical Center, 5.50% due 12/01/17	250,000	254,028
Missouri - .62%
Curators University, System Facility Revenue, Series A, 5.00% due 11/01/21	1,000,000	1,067,900
Nevada - .00%
Housing Division, Single-Family Mortgage Revenue, Series C, FHA Insured, AMT, 6.60% due 04/01/14	5,000	5,058
New Hampshire - .80%
Business Financing Authority, Pollution Control Revenue, Central Maine Power Co., 5.375% due 05/01/14	1,300,000	1,371,422
New Jersey - 1.34%
Garden State, Preservation Trust of New Jersey, Open Space and Farmland 2005, Series A, FSA Insured, 5.80% due 11/01/19	1,000,000	1,150,530
Series A, FSA Insured, 5.80% due 11/01/23	1,000,000	1,150,850
New York - 9.98%
Highway Authority, Service Contract Revenue, Local Highway and Bridge, Prerefunded, 5.00% due 04/01/17	205,000	209,766
Unrefunded, 5.00% due 04/01/17	795,000	813,444
Hudson Yards Infrastructure Corp., Revenue, Series A, MBIA Insured, 4.50% due 02/15/47	1,500,000	1,493,010
Long Island Power Authority, Electric System Revenue, 5.00% due 06/01/08	1,500,000	1,527,780

Atlas National Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Metropolitan Transportation Authority, Service Contract, Series A, 5.10% due 01/01/21	$1,110,000	$1,174,968
Series A, 5.125% due 01/01/29	1,000,000	1,055,600
Series A, 5.75% due 01/01/18	1,000,000	1,154,570
Metropolitan Transportation Authority, Transportation Facilities Revenue, Series 8, 5.375% due 07/01/21	1,000,000	1,100,310
New York City, General Obligation, Prerefunded, Series L, 5.75% due 08/01/12	240,000	245,345
Unrefunded, Series L, 5.75% due 08/01/12	260,000	265,398
New York City, Industrial Development Agency Revenue, Queens Baseball Stadium, AMBAC Insured, 5.00% due 01/01/26	1,000,000	1,074,110
New York City, Municipal Water Finance Authority, Water and Sewer Systems Revenue, Prerefunded, Series B, 6.00% due 06/15/33	625,000	678,494
Unrefunded, Series B, 6.00% due 06/15/33	375,000	405,694
New York City, Transitional Financing Authority Revenue, Future Tax Secured, Series B, 5.00% due 05/01/30	1,000,000	1,044,150
New York State Dormitory Authority, State Personal Income Tax Revenue, Education, Series C, 5.00% due 12/15/23	1,585,000	1,707,394
New York State Thruway Authority, Series G, FSA Insured, 5.25% due 01/01/27	2,000,000	2,175,740
Sales Tax Asset Receivable Corporation, Series A, AMBAC Insured, 5.00% due 10/15/32	1,000,000	1,059,470
North Carolina - 3.04%
Eastern Municipal Power Agency, Power System Revenue, Series C, 5.375% due 01/01/17	1,000,000	1,062,890
Series D, 5.125% due 01/01/23	500,000	520,555
Series D, 5.125% due 01/01/26	450,000	468,738
Facilities Financing Agency Revenue, Duke University Project, Series A, 5.125% due 07/01/42	2,000,000	2,147,480
Municipal Power Agency, Series B, 6.375% due 01/01/08	1,000,000	1,025,570
Ohio - 3.15%
Cuyahoga, Refunding Revenue Bonds, Series A, 5.50% due 01/01/29	1,000,000	1,072,740
Lakota, Local School District, AMBAC Insured, 7.00% due 12/01/09	1,740,000	1,898,096
Ohio, Housing Finance Agency Multi-Family Housing Revenue, AMT, 4.75% due 10/20/15	545,000	558,053
Steubenville, Hospital Revenue, Facilities Refunding and Improvement, Trinity Health System, 6.50% due 10/01/30	1,750,000	1,901,655

The accompanying notes are an integral part of these financial statements.

Atlas National Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Pennsylvania - 3.44%
Allegheny County, Higher Education Building Authority, University Revenue, Duquesne University, Series B, 5.00% due 03/01/19	$1,510,000	$1,627,070
Lehigh County, Industrial Development Authority, Pollution Control Revenue, PPL Electric Utilities Corp., FGIC Insured, 4.75% due 02/15/27	500,000	512,170
Monroe County, Hospital Authority Revenue, Pocono Medical Center, 6.00% due 01/01/43	1,000,000	1,078,070
State, General Obligation, 5.00% due 01/01/18	2,500,000	2,709,125
Puerto Rico - 3.82%
Commonwealth, Public Improvement, Series A, FGIC Insured, 5.50% due 07/01/18	2,000,000	2,296,380
Series A, MBIA Insured, 5.50% due 07/01/14	500,000	558,510
Series B, 5.25% due 07/01/32	500,000	538,155
Series C, 6.00% due 07/01/13	1,000,000	1,028,940
Infrastructure Financing Authority, Series A, 5.50% due 10/01/32	1,000,000	1,074,140
Public Buildings Authority Revenue, Government Facilities, Prerefunded, Series D, 5.25% due 07/01/27	730,000	787,400
Unrefunded, Series D, 5.25% due 07/01/27	270,000	284,213
Rhode Island - .91%
Health and Educational Building Corp. Revenue, Higher Education Facility, Salve Regina University, 5.125% due 03/15/32	1,500,000	1,562,010
South Carolina - 1.54%
Newberry County School District, 5.00% due 12/01/30	1,000,000	1,033,400
Richland County, School District # 002, Series A, 5.00% due 04/01/17	1,500,000	1,618,635
Texas - 3.37%
Alliance Airport Authority, Inc., Special Facilities Revenue, Fedex Corp. Project, AMT, 4.85% due 04/01/21	1,000,000	1,017,090
Dallas-Fort Worth, International Airport Revenue, Refunding and Improvement, Series A, FGIC Insured, AMT, 5.50% due 11/01/31	1,500,000	1,593,945
Lower Colorado River Authority, Transmission Contract Revenue, FGIC Insured, 5.00% due 05/15/25	1,000,000	1,034,070
Red River Education Finance Corp., Hockaday School, 5.00% due 05/15/25	1,065,000	1,118,463
Sabine River Authority, Pollution Control Revenue, TXU Energy Company LLC, Series C, 5.20% due 05/01/28	1,000,000	1,035,390

Atlas National Municipal Bond Fund  (continued)

	face amount	market value (note 1)
Virginia - 2.30%
Charles City County, Industrial Development Authority, Waste Management Virginia, Inc. Project, AMT, 4.875% due 02/01/09	$1,000,000	$1,012,930
Chesterfield County, Industrial Development Authority, Pollution Control Revenue, Virginia Electric and Power Co., 5.875% due 06/01/17	1,500,000	1,624,740
Virginia College, Educational Facilities Revenue, Hampton University Project, 5.00% due 04/01/18	1,300,000	1,327,053
Washington - 1.86%
Port of Seattle, Revenue, Series B, MBIA Insured, AMT, 5.625% due 02/01/24	1,000,000	1,054,130
Seattle, General Obligation, 5.00% due 08/01/21	2,000,000	2,142,600
Wisconsin - .38%
Superior, Limited Obligation Revenue Refunding, Midwest Energy Resources, Series E, FGIC Insured, 6.90% due 08/01/21	500,000	652,165
Total Fixed Rate Bonds and Notes (cost: $153,442,631)		160,083,335
Variable Rate Demand Notes * - 4.56%
Illinois - 1.48%
Finance Authority Revenue, Resurrection Health Interim, Series B, 4.05% due 05/15/35	1,350,000	1,350,000
Health Facility Authority Revenue, University of Chicago Hospital, MBIA Insured, 4.00% due 08/01/26	1,200,000	1,200,000
Indiana - .09%
Educational Facilities Authority Revenue, University of Indianapolis, 4.05% due 10/01/30	150,000	150,000
Minnesota - 1.16%
Arden Hills, Housing and Health Care Facilities Revenue, Presbyterian Homes, Series A, 4.05% due 09/01/29	2,000,000	2,000,000
Missouri - .79%
Health and Educational Facilities Authority, Southwest Baptist University Project, 4.05% due 10/01/33	1,350,000	1,350,000
New Mexico - .17%
Hurley, Pollution Control Revenue, Kennecott Santa Fe Updates, 3.97% due 12/01/15	300,000	300,000
Texas - .87%
Municipal Gas Acquisition and Supply Corp., Gas Supply Revenue, Senior Lien, Series B, 4.287% due 12/15/26	1,500,000	1,500,000
Total Variable Rate Demand Notes * (cost: $7,850,000)		7,850,000
Total Securities (cost: $161,292,631) - 97.56%		167,933,335
Other Assets and Liabilities, Net - 2.44%		4,192,266
Net Assets - 100.00%		$172,125,601

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas National Municipal Bond Fund  (continued)

S&P Credit Rating (Unaudited)	Percent Of Net Assets
AAA	51.36%
AA	17.25
A	15.32
BBB	13.63
97.56%

Atlas Strategic Income Fund

	face amount or units (i & j)	market value (note 1)
Asset-Backed Securities - 1.78%
Automobile - .38%
AESOP Funding II LLC, Automobile Asset-Backed Certificates, Series 2005-1A, Cl. A2, 5.41% due 04/20/09 (a)(c)	$70,000	$70,026
BMW Vehicle Owner Trust, Automobile Asset-Backed Securities, Series 2006-A, Cl. A2, 5.30% due 05/26/09	190,000	189,991
Capital Auto Receivables Asset Trust, Automobile Loan Asset-Backed Nts., Series 2004-2, Cl. A3, 3.58% due 01/15/09	250,000	247,141
Daimler Chrysler Auto Trust, Automobile Loan Pass-Through Certificates, Series 2006-C, Cl. A2, 5.25% due 05/08/09	330,000	329,926
Ford Credit Auto Owner Trust, Automobile Installment Sales, Series 2005-A, Cl. A3, 3.48% due 11/15/08	103,311	102,667
Series 2005-C, Cl. A2, 4.24% due 03/15/08	50,722	50,674
GS Auto Loan Trust, Automobile Loan Asset-Backed Securities, Series 2005-1, Cl. A2, 4.32% due 05/15/08	99,221	99,145
Nissan Auto Receivables Owner Trust, Automobile Receivable Nts., Series 2005-C, Cl. A2, 4.14% due 01/15/08	96,651	96,545
Taganka Car Loan Finance PLC, Automobile Asset-Backed Certificates, Series 2006-1A, Cl. C, 8.65% due 11/14/13 (a)(c)(f)	120,000	120,000
Diversified Financial Services - .17%
Master Asset-Backed Securities Trust, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 5.42% due 08/25/36 (c)(f)	250,000	250,004
Start CLO Ltd., Credit Linked Asset-Backed Securities, Series 2006-3A, Cl. F, 5.353% due 06/07/11 (a)(c)(f)	160,000	160,000
Structured Asset Securities Corp., Series 2003-25XS, Cl. A4, 4.51% due 08/25/33	6,806	6,760
Series 2005-4XS, Cl. 3A1, 5.18% due 03/25/35	151,395	150,931

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Home Equity - 1.23%
Ace Securities Corp., Home Equity Loan Pass-Through Certificates, Series 2005-HE7, Cl. A2B, 5.53% due 11/25/35 (c)	$120,000	$120,043
Argent Securities Trust, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 5.83% due 05/25/34 (c)	440,000	441,295
Series 2006-M3, Cl. A2B, 5.42% due 10/25/36 (c)(f)	100,000	100,001
Series 2006-W5, Cl. A2B, 5.45% due 06/25/36 (c)	180,000	180,025
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates, Series 2005-D, Cl. AF1, 5.04% due 10/25/35	56,060	55,832
Series 2006-A, Cl. AV2, 5.45% due 06/25/36 (c)	220,000	220,033
Citigroup Mortgage Loan Trust, Inc., Home Equity Mtg. Obligations, Series 2006-WFH3, Cl. A2, 5.45% due 10/25/36 (c)	110,000	110,001
Countrywide Asset-Backed Certificates Trust, Series 2005-10, Cl. AF1, 5.51% due 02/25/36 (c)	98,034	98,047
Series 2005-16, Cl. 2AF2, 5.382% due 05/25/36	80,000	79,685
Series 2005-17, Cl. 1AF1, 5.55% due 05/25/36 (c)	97,986	98,036
Series 2005-17, Cl. 1AF2, 5.363% due 05/25/36	60,000	59,748
Series 2006-25, Cl. 2A2, 5.44% due 12/25/29 (c)	180,000	180,126
First Franklin Mortgage Loan Trust, Mtg.Pass-Through Certificates, Series 2005-FF10, Cl. A3, 5.56% due 11/25/35 (c)	350,000	350,128
Series 2006-FF10, Cl. A3, 5.41% due 07/25/36 (c)	170,000	170,002
Series 2006-FF5, Cl. 2A1, 5.40% due 04/25/36 (c)	101,075	101,082
Series 2006-FF9, Cl. 2A2, 5.43% due 06/25/36 (c)	90,000	90,001
Household Home Equity Loan Trust, Home Equity Loan Pass-Through Certificates, Series 2005-3, Cl. A1, 5.61% due 01/20/35 (c)	112,456	112,568
Series 2006-4, Cl. A2V, 5.46% due 03/20/36 (c)(f)	70,000	70,000
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-10, Cl. 2A3B, 5.55% due 01/25/36	122,282	121,260
Series 2005-2, Cl. 2A1B, 5.18% due 08/25/35	130,923	130,555

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Morgan Stanley ABS Capital I, Mtg. Pass-Through Certificates, Series 2005-WMC6, Cl. A2B, 5.61% due 07/25/35 (c)	$110,000	$110,143
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 5.45% due 07/25/36 (c)	290,000	290,045
Popular Asset-Backed Securities, Mtg. Pass-Through Certificates, Series 2004-5, Cl. AF2, 3.735% due 12/25/34	4,754	4,737
Series 2005-1, Cl. AF2, 3.914% due 05/25/35 (k)	15,499	15,437
Series 2005-2, Cl. AF2, 4.415% due 04/25/35	80,000	79,197
Series 2005-6, Cl. A3, 5.68% due 01/25/36	90,000	89,700
Residential Asset Mortgage Products, Inc., Mtg. Asset-Backed Pass-Through Certificates, Series 2004-RS7, Cl. AI3, 4.45% due 07/25/28	116,589	115,703
Series 2006-RS4, Cl. A1, 5.43% due 07/25/36 (c)	94,566	94,573
Residential Asset Securities Corp., Home Equity Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 5.42% due 09/25/36 (c)	210,000	210,003
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-2, Cl. A1, 5.41% due 04/25/36 (c)	88,414	88,420
Wells Fargo Home Equity Trust, Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 5.42% due 07/25/36 (c)	170,000	170,002
Other ABS - .00%
Embarcadero Aircraft Securitization Trust, Airplane Collateral Obligations, Series 2000-A, Cl. B, 6.43% due 08/15/25 (a)(c)(f)(r)	455,016	4,550
Total Asset-Backed Securities (cost: $6,496,901)		6,034,788
Mortgage-Backed Obligations - 10.59%
Government-Sponsored Enterprises - 10.59%
Fannie Mae, 4.50% due 05/01/18	349,874	338,345
4.50% due 09/01/18	1,496,864	1,447,542
4.50% due 07/01/20	411,044	397,012
4.50% due 12/01/20	533,257	515,053
5.00% due 12/01/17	263,715	260,073
5.00% due 02/01/18	153,146	150,893
5.00% due 02/01/18	191,125	188,486
5.00% due 03/01/18	143,196	141,088
5.00% due 03/01/18	324,063	319,294
5.00% due 03/01/18	127,151	125,280
5.00% due 04/01/18	162,835	160,439
5.00% due 04/01/18	939,131	925,311

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
5.00% due 06/01/18	$131,261	$129,330
5.00% due 06/01/18 (k)	117,148	115,424
5.00% due 06/01/18	645,784	636,282
5.00% due 07/01/18	165,021	162,742
5.00% due 01/01/22 (n)	1,495,000	1,469,304
5.00% due 04/01/33	753,194	728,587
5.00% due 06/01/33	53,865	52,105
5.00% due 07/01/33	461,620	446,539
5.00% due 08/01/33	92,361	89,343
5.00% due 11/01/33	759,296	734,489
5.00% due 01/01/34	277,087	268,034
5.00% due 03/01/34	306,971	296,942
5.00% due 01/01/37 (n)	2,974,000	2,870,838
5.50% due 01/01/22 (n)	871,000	870,728
5.50% due 02/01/33	440,451	435,961
5.50% due 03/01/33	107,808	106,710
5.50% due 07/01/33	191,920	189,963
5.50% due 10/01/33	1,425,893	1,411,358
5.50% due 11/01/33	701,929	694,774
5.50% due 12/01/33	57,014	56,433
5.50% due 12/01/33	74,310	73,553
5.50% due 12/01/33	138,554	137,141
5.50% due 12/01/33	59,883	59,273
5.50% due 01/01/34	172,057	170,303
5.50% due 01/01/37 (n)	218,000	215,411
6.00% due 05/15/11	1,635,000	1,702,416
6.00% due 01/01/22 (n)	2,970,000	3,010,838
6.00% due 07/01/24	176,249	178,295
6.00% due 11/01/29	753,980	763,327
6.00% due 09/01/32	588,162	593,529
6.00% due 11/01/32	201,426	203,399
6.00% due 04/01/33	891,745	899,264
6.00% due 11/01/33	250,315	252,599
6.50% due 06/01/17	528,089	540,989
6.50% due 05/01/29	28,733	29,470
6.50% due 08/01/29	71,697	73,537
6.50% due 12/01/29	782,593	803,497
6.50% due 10/01/30	35,360	36,294
6.50% due 04/01/31	152,578	156,608
6.50% due 11/01/31	323,788	332,431
6.50% due 01/01/37 (n)	3,160,000	3,219,250
7.00% due 11/01/17	189,186	194,700
7.00% due 04/01/33	335,847	346,860
7.00% due 04/01/34	679,834	701,805
7.50% due 09/01/32	163,586	170,729
7.50% due 01/01/33	378,887	395,540
8.50% due 07/01/32	3,536	3,803
Freddie Mac, 4.50% due 05/01/19	143,045	138,126
4.50% due 07/01/19	167,569	161,680
5.00% due 08/01/33	601,792	581,685
5.00% due 01/01/37 (n)	260,000	250,819
6.00% due 10/01/22	425,019	430,919
6.00% due 07/01/24	340,755	344,929
6.00% due 09/01/24	143,268	145,024
6.50% due 04/01/18	79,235	81,115
6.50% due 04/01/21	421,847	431,941
6.50% due 02/01/22	114,354	117,170
6.50% due 09/01/22	115,781	118,632
7.00% due 06/01/29	309,945	319,414

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
7.00% due 03/01/31	$87,472	$89,977
7.00% due 10/01/31	106,904	109,964
7.50% due 01/01/32	416,682	434,975
Government National Mortgage Association, 7.00% due 03/15/28	37,036	38,273
7.00% due 03/15/28	29,529	30,516
7.00% due 07/15/28	49,175	50,818
Total Mortgage-Backed Obligations (cost: $36,065,730)		35,875,540
Government-Sponsored Enterprises (Non-Mortgage-Backed) - 3.29%
Fannie Mae, Nts., 4.00% due 02/28/07	370,000	369,313
Nts., 4.75% due 12/15/10	255,000	253,370
Unsec. Nts., 4.25% due 07/15/07	740,000	736,085
Unsec. Nts., 5.00% due 10/15/11	1,900,000	1,904,209
Unsec. Nts., Series B, 7.25% due 01/15/10	755,000	803,240
Unsec. Nts., Zero Coupon, due 10/05/07	2,440,000	2,344,357
Freddie Mac, Nts., 4.125% due 07/12/10	1,158,000	1,128,476
Unsec. Nts., 5.00% due 09/16/08	155,000	154,853
Unsec. Nts., 5.25% due 07/18/11	2,690,000	2,722,194
Unsec. Nts., 6.625% due 09/15/09	700,000	729,049
Total Government-Sponsored Enterprises (Non-Mortgage-Backed) (cost: $11,247,059)		11,145,146
Collateralized Mortgage Obligations - 6.42%
Banc of America Funding Corp., Series 2004-2, Cl. 2A1, 6.50% due 07/20/32	165,111	167,255
Banc of America Mortgage Securities, Inc., Pass-Through Certificates, Series 2004-8, Cl. 5A1, 6.50% due 05/25/32	132,754	133,874
Series 2005-3, Cl. A2, 4.501% due 07/10/43	240,000	234,410
Series 2005-E, Cl. 2A2, 4.975% due 06/25/35 (c)	13,937	13,905
Series 2006-5, Cl. A2, 5.317% due 10/10/11	315,000	315,830
ChaseFlex Trust Pass-Through Certificates, Series 2006-2, Cl. A1B, 5.607% due 09/25/36 (c)(f)	140,115	140,175
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Cl. AF2, 4.922% due 08/25/35	147,454	146,315
Series 2006-WF1, Cl. A2B, 5.536% due 03/01/36	60,000	59,782
Countrywide Alternative Loan Trust, Series 2005-J1, Cl. 3A1, 6.50% due 08/25/32	362,852	366,594
Series 2005-J3, Cl. 3A1, 6.50% due 09/25/34	83,068	84,433
Deutsche Alt-A Securities, Inc., Mortgage Loan Trust, Series 2006-AB2, Cl. A7, 5.961% due 06/25/36	294,628	293,907
Series 2006-AB3, Cl. A7, 6.36% due 07/25/36	88,304	88,274
Series 2006-AB4, Cl. A1A, 6.005% due 06/25/08	317,099	317,119

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Fannie Mae, Series 1996-35, Cl. Z, 7.00% due 07/25/26	$208,674	$213,121
Series 1999-14, Cl. MB, 6.50% due 04/25/29	133,280	137,039
Series 2001-44, Cl. QC, 6.00% due 09/25/16	464,360	469,957
Series 2001-51, Cl. OD, 6.50% due 10/25/31	226,518	231,359
Series 2003-116, Cl. FA, 5.75% due 11/25/33	47,979	48,255
Fannie Mae Whole Loan, Pass-Through Certificates, Series 2004-W9, Cl. 2A2, 7.00% due 02/25/44	144,154	148,546
Fannie Mae, Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates Trust, Series 2002-66, Cl. FG, 6.35% due 09/25/32 (c)	528,081	536,134
Series 2002-84, Cl. FB, 6.32% due 12/25/32 (c)	528,076	543,745
Series 2003-11, Cl. FA, 6.32% due 09/25/32 (c)	528,128	544,069
Fannie Mae, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates Trust, Series 2000-29, Cl. F, 6.35% due 04/25/32 (c)	119,312	122,771
Series 2001-50, Cl. NE, 6.00% due 08/25/30	16,372	16,356
Series 2001-69, Cl. PF, 6.35% due 12/25/31 (c)	220,000	224,609
Series 2001-70, Cl. LR, 6.00% due 09/25/30	29,842	29,829
Series 2001-72, Cl. NH, 6.00% due 04/25/30	6,036	6,044
Series 2001-74, Cl. PD, 6.00% due 05/25/30	3,774	3,763
Series 2001-80, Cl. ZB, 6.00% due 01/25/32	242,793	245,544
Series 2001-82, Cl. ZA, 6.50% due 01/25/32	103,201	106,099
Series 2002-64, Cl. FJ, 6.35% due 04/25/32	36,085	36,878
Series 2002-77, Cl. WF, 5.75% due 12/18/32 (c)	35,813	36,063
Series 2003-17, Cl. EQ, 5.50% due 03/25/23	521,000	508,726
Series 2003-23, Cl. EQ, 5.50% due 04/25/23	246,000	240,516
Series 2003-81, Cl. PU, 4.00% due 03/25/25	250,395	245,804
Series 2003-84, Cl. AJ, 3.00% due 04/25/13	336,064	328,880
Series 2003-84, Cl. PW, 3.00% due 06/25/22	204,429	200,812
Series 2004-101, Cl. BG, 5.00% due 01/25/20	212,000	206,655

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Series 2004-52, Cl. JR, 4.50% due 07/25/24	$490,220	$484,672
Series 2005-100, Cl. BQ, 5.50% due 11/25/25	140,000	134,788
Series 2006-11, Cl. PS, 4.95% due 03/25/36 (c)	152,469	151,332
Series 2006-24, Cl. DB, 5.50% due 04/25/26	540,000	537,260
Series 2006-44, Cl. OA, 5.50% due 12/25/26	440,000	440,832
Series 2006-46, Cl. SW, 4.583% due 06/25/36 (c)	221,107	214,992
Series 2006-50, Cl. KS, 4.583% due 06/25/36 (c)	82,571	79,779
Series 2006-50, Cl. SA, 4.693% due 06/25/36 (c)	82,039	79,304
Series 2006-50, Cl. SK, 4.583% due 06/25/36 (c)	288,324	278,466
Series 2006-57, Cl. PA, 5.50% due 08/25/27	574,036	574,463
Series 2006-64, Cl. MD, 5.50% due 07/25/36	311,000	303,026
Fannie Mae, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2002-28, Cl. SA, 2.45% due 04/25/32 (c)(g)	41,284	3,590
Series 2002-38, Cl. SO, 1.65% due 04/25/32 (c)(g)	60,784	3,292
Series 2002-39, Cl. SD, 2.65% due 03/18/32 (c)(g)	61,126	4,884
Series 2002-48, Cl. S, 2.65% due 07/25/32 (c)(g)	65,948	6,059
Series 2002-52, Cl. SL, 2.65% due 09/25/32 (c)(g)	40,962	3,847
Series 2002-53, Cl. SK, 2.75% due 04/25/32 (c)(g)	37,834	3,213
Series 2002-56, Cl. SN, 2.65% due 07/25/32 (c)(g)	90,917	8,543
Series 2002-77, Cl. IS, 2.75% due 12/18/32 (c)(g)	103,558	8,735
Fannie Mae, Interest-Only Stripped Floating Mtg.-Backed Security, Series 2001-61, Cl. SH, 2.55% due 11/18/31 (c)(g)	274,340	26,694
Series 2001-63, Cl. SD, 2.55% due 12/18/31 (c)(g)	74,996	6,881
Series 2001-68, Cl. SC, 2.55% due 11/25/31 (c)(g)	52,412	4,899
Series 2001-81, Cl. S, 2.60% due 01/25/32 (c)(g)	53,309	4,973
Series 2002-77, Cl. SH, 2.75% due 12/18/32 (c)(g)	64,769	5,936
Series 2002-9, Cl. MS, 2.75% due 03/25/32 (c)(g)	78,240	7,490
Series 2003-118, Cl. S, 2.75% due 12/25/33 (c)(g)	470,761	57,910
Series 2003-33, Cl. SP, 2.90% due 05/25/33 (c)(g)	280,640	34,975

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Series 2003-4, Cl. S, 2.90% due 02/25/33 (c)(g)	$143,627	$14,994
Series 2005-40, Cl. SA, 1.35% due 05/25/35 (c)(g)	927,680	44,823
Series 2005-40, Cl. SB, 1.40% due 05/25/35 (c)(g)	332,117	14,394
Series 2005-71, Cl. SA, 1.40% due 08/25/25 (c)(g)	359,405	20,683
Series 2005-87, Cl. SE, 0.70% due 10/25/35 (c)(g)	2,594,961	82,954
Series 2005-87, Cl. SG, 1.35% due 10/25/35 (c)(g)	767,206	41,518
Series 2006-119, Cl. MS, 1.38% due 12/25/36 (c)(g)	355,339	19,335
Series 2006-33, Cl. SP, 1.85% due 05/25/36 (c)(g)	1,565,884	135,674
Series 2006-75, Cl. SA, 1.12% due 08/25/36 (c)(g)	975,794	43,972
Fannie Mae, Interest-Only Stripped Mtg.-Backed Security, Series 2003-13, Cl. IO, 7.00% due 03/25/33 (g)	260,985	58,214
Series 2003-26, Cl. IK, 7.00% due 04/25/33 (g)	120,682	26,617
Series 2003-46, Cl. IH, 5.50% due 06/25/33 (g)	1,276,885	260,688
Series 202-89, Cl. S, 2.85% due 01/25/33 (g)	211,969	17,365
Series 221, Cl. 2, 7.50% due 05/01/23 (g)	49,933	11,275
Series 240, Cl. IO, 7.00% due 09/01/23 (g)	83,412	18,557
Series 247, Cl. 2, 7.50% due 10/01/23 (g)	280,542	60,206
Series 301, Cl. 2, 6.50% due 04/01/29 (g)	84,184	17,814
Series 319, Cl. 2, 6.50% due 02/01/32 (g)	47,980	10,948
Series 321, Cl. 2, 6.50% due 03/01/32 (g)	212,969	48,570
Series 322, Cl. 2, 6.00% due 04/01/32 (g)	404,421	89,645
Series 324, Cl. 2, 6.50% due 07/01/32 (g)	288,016	63,543
Series 329, Cl. 2, 5.50% due 01/01/33 (g)	319,064	73,488
Series 334, Cl. 12, 6.00% due 02/01/33 (g)	451,634	94,054
Series 340, Cl. 2, 5.00% due 09/01/33 (g)	148,610	35,562
Series 342, Cl. 2, 6.00% due 09/01/33 (g)	1,146,203	258,306
Series 344, Cl. 2, 6.00% due 12/01/33 (g)	118,399	26,627
Series 346, Cl. 2, 5.50% due 12/01/33 (g)	358,183	82,091
Series 362, Cl. 12, 6.00% due 08/01/35 (g)	206,825	43,277
Series 362, Cl. 13, 6.00% due 08/01/35 (g)	114,793	24,076
Fannie Mae, Principal-Only Stripped Mtg.-Backed Security, Series 340, Cl. 1, Zero Coupon due 09/01/33	148,610	108,327
Freddie Mac, Gtd. Mtg. Pass-Through Participation Certificates, Series 151, Cl. F, 9.00% due 05/15/21	19,658	19,604
Freddie Mac, Gtd. Multiclass Mtg. Participation Certificates, Series 2641, Cl. CE, 3.50% due 09/15/25	206,958	201,666
Series 3153, Cl. FJ, 5.73% due 05/15/36 (c)	106,472	106,854

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Freddie Mac, Gtd. Multiclass Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2464, Cl. FI, 6.35% due 02/15/32 (c)	$109,221	$111,708
Series 2470, Cl. LF, 6.35% due 02/15/32 (c)	112,687	115,712
Series 2471, Cl. FD, 6.35% due 03/15/32	203,348	208,592
Freddie Mac, Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 1360, Cl. PZ, 7.50% due 09/15/22	416,499	432,551
Series 1674, Cl. Z, 6.75% due 02/15/24	408,611	422,365
Series 2034, Cl. Z, 6.50% due 02/15/28	53,881	54,944
Series 2043, Cl. ZP, 6.50% due 04/15/28	201,330	205,679
Series 2053, Cl. Z, 6.50% due 04/15/28	55,393	56,527
Series 2055, Cl. ZM, 6.50% due 05/15/28	84,702	85,984
Series 2080, Cl. Z, 6.50% due 08/15/28	143,272	145,498
Series 2326, Cl. ZP, 6.50% due 06/15/31	67,811	69,279
Series 2387, Cl. PD, 6.00% due 04/15/30	30,047	30,052
Series 2427, Cl. ZM, 6.50% due 03/15/32	273,880	280,384
Series 2435, Cl. EQ, 6.00% due 05/15/31	360,000	362,195
Series 2461, Cl. PZ, 6.50% due 06/15/32	265,066	276,015
Series 2500, Cl. FD, 5.82% due 03/15/32 (c)	26,092	26,341
Series 2526, Cl. FE, 5.72% due 06/15/29 (c)	32,125	32,459
Series 2551, Cl. FD, 5.72% due 01/15/33 (c)	24,353	24,572
Series 2583, Cl. KA, 5.50% due 03/15/22	43,513	43,439
Series 2727, Cl. UA, 3.50% due 10/15/22	120,112	117,787
Series 2736, Cl. DB, 3.30% due 11/15/26	894,338	865,042
Series 2777, Cl. PJ, 4.00% due 05/15/24	126,484	124,576
Series 2934, Cl. NA, 5.00% due 04/15/24	313,471	311,904
Series 3025, Cl. SJ, 5.133% due 08/15/35 (c)	187,422	188,308
Freddie Mac, Interest-Only Stripped Floating Mtg.-Backed Security, Series 2074, Cl. S, 3.35% due 07/17/28 (c)(g)	33,370	3,369
Series 2079, Cl. S, 3.35% due 07/17/28 (c)(g)	52,872	5,699
Series 2526, Cl. SE, 2.75% due 06/15/29 (c)(g)	79,309	3,920
Series 2819, Cl. S, 2.25% due 06/15/34 (c)(g)	688,085	44,950
Series 2920, Cl. S, 1.35% due 01/15/35 (c)(g)	492,066	22,624
Series 3000, Cl. SE, 0.80% due 07/15/25 (c)(g)	577,776	19,971
Series 3004, Cl. SB, 0.80% due 07/15/35 (c)(g)	842,488	22,834
Freddie Mac, Interest-Only Stripped Mtg.-Backed Security, Series 177, Cl. IO, 7.00% due 07/01/26 (g)	131,983	29,935
Series 192, Cl. IO, 6.50% due 02/01/28 (g)	25,058	5,500
Series 200, Cl. IO, 6.50% due 01/01/29 (g)	30,000	6,323
Series 205, Cl. IO, 7.00% due 09/01/29 (g)	146,973	31,699
Series 208, Cl. IO, 7.00% due 06/01/30 (g)	117,037	24,381

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2005-C3, Cl. A2, 4.853% due 07/10/45	$140,000	$138,347
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates, Series 1997-C1, Cl. A3, 6.869% due 07/15/29	40,243	40,372
Government National Mortgage Association, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2000-7, Cl. Z, 8.00% due 01/16/30	261,224	275,026
Series 2001-62, Cl. KZ, 6.50% due 12/16/31	450,798	465,151
Government National Mortgage Association, Interest-Only Stripped Mtg.-Backed Security, Series 1998-19, Cl. SB, 3.35% due 07/16/28 (c)(g)	105,121	11,092
Series 1998-6, Cl. SA, 3.14% due 03/16/28 (c)(g)	65,956	6,424
Greenwich Capital Commercial Funding Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-GG3, Cl. A2, 4.305% due 08/10/42	170,000	165,496
Series 2005-GG5, Cl. A2, 5.117% due 04/10/37	160,000	159,431
JP Morgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-LDP2, Cl. A2, 4.575% due 07/15/42	60,000	58,746
Series 2005-LDP4, Cl. A2, 4.79% due 10/15/42	210,000	206,815
Lehman Brothers/UBS, Commercial Mtg.Pass-Through Certificates, Series 2005-C5, Cl. A2, 4.885% due 09/15/40	170,000	168,361
Master Alternative Loan Trust, Collateralized Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6.00% due 07/25/34	205,134	204,103
Series 2004-9, Cl. A3, 4.70% due 08/25/34	99,949	99,094
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates, Series 1997-XL1, Cl. G, 7.695% due 10/03/30 (a)	60,000	53,570
NC Finance Trust, Series 1999-1, Cl. D, 1.00% due 01/25/29 (a)(f)	54,708	11,489
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306% due 10/06/15 (a)	191,000	205,614

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Residential Accredit Loans, Inc., Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6.00% due 09/25/36	$363,388	$362,837
Series 2006-QS5, Cl. A2, 6.00% due 05/25/36	343,076	342,246
Residential Asset Securitization Trust, Pass-Through Certificates, Series 2006-A9CB, Cl. A5, 6.00% due 09/25/36	349,738	348,977
Washington Mutual Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2005-AR5, Cl. A1, 4.673% due 05/25/35 (c)	92,759	92,549
Series 2005-AR8, Cl. 2AB1, 5.60% due 07/25/45 (c)	101,480	101,679
Total Collateralized Mortgage Obligations (cost: $22,262,642)		21,770,540
U.S. Government Obligations - 5.63%
Residual Funding Corp., Strip Principal, Zero Coupon due 01/15/21	1,910,000	942,073
U.S. Treasury Bills, 4.947% due 05/10/07 (q)	10,335,000	10,156,058
U.S. Treasury Bonds, 2.50% due 07/15/16	1,974,901	1,989,867
4.50% due 02/15/36	45,000	42,792
6.25% due 05/15/30 (l)	503,000	599,199
U.S. Treasury Notes, 3.625% due 06/15/10 (k)	830,000	801,729
6.50% due 02/15/10 (k)	4,134,000	4,342,800
U.S. Treasury STRIPS, Zero Coupon due 02/15/16	310,000	201,474
Total U.S. Government Obligations (cost: $19,189,703)		19,075,992
Foreign Government Obligations - 21.69%
Argentina - 1.97%
Argentina (Republic of), 2.00% Bonds due 09/30/14 (ARS) (f)	621,000	223,323
5.59% Bonds due 08/03/12 (c)	2,134,500	2,066,196
7.00% Bonds, Series V, due 03/28/11	3,639,000	3,666,293
7.00% Bonds, Series VII, due 09/12/13	290,000	279,032
Buenos Aires (Province of), 1.163% Bonds, Bonos de Consolidacion de Deudas, Series PBA1, due 04/01/07 (ARS) (f)(r)	3,014	1,345
Central Bank of Argentina, 2.00% Bonds due 02/04/18 (ARS) (f)	839,040	442,452
Australia - .73%
New South Wales Treasury Corp., 8.00% Gtd. Bonds due 03/01/08 (AUD)	3,100,000	2,490,003
Belgium - .60%
Belgium (Kingdom of), Zero Coupon Treasury Bills due 05/10/07 (EUR)	1,100,000	1,433,700
5.00% Nts., Series 44, due 03/28/35 (EUR)	405,000	609,670
Brazil - 2.29%
Brazil (Federal Republic of), 6.00% Bonds due 01/17/17	645,000	635,325
8.00% Bonds due 01/15/18	2,220,000	2,468,640

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
8.75% Bonds due 02/04/25	$1,120,000	$1,383,200
8.875% Bonds due 10/14/19	1,316,000	1,605,520
10.50% Bonds due 07/14/14	1,308,000	1,654,620
Bulgaria - .20%
Bulgaria (Republic of), 8.25% Bonds due 01/15/15 (a)	280,000	332,150
8.25% Bonds due 01/15/15	295,000	349,251
Canada - .69%
Canada (Government of), 4.00% Bonds due 09/01/10 (CAD)	2,720,000	2,333,464
Colombia - 1.38%
Colombia (Republic of), 7.375% Bonds due 09/18/37	1,274,000	1,367,639
8.125% Bonds due 05/21/24	1,105,000	1,276,275
8.25% Nts. due 12/22/14	85,000	96,475
10.75% Nts. due 01/15/13	300,000	371,250
11.75% Nts. due 03/01/10 (COP)	1,028,000,000	495,029
12.00% Bonds due 10/22/15 (COP)	2,013,000,000	1,061,058
Costa Rica - .09%
Costa Rica (Republic of), 9.995% Unsec. Bonds due 08/01/20	237,000	310,470
Denmark - .15%
Denmark (Kingdom of), 4.00% Bonds due 11/15/10 (DKK)	895,000	158,761
4.00% Bonds due 11/15/15 (DKK)	660,000	117,528
4.00% Nts. due 08/15/08 (DKK)	945,000	167,366
7.00% Bonds due 11/10/24 (DKK)	240,000	58,201
Dominican Republic - .05%
Dominican Republic, 9.04% Unsec. Unsub. Bonds, Series REGS, due 01/23/18	145,366	166,589
El Salvador - .15%
El Salvador (Republic of), 7.625% Bonds due 09/21/34 (a)	200,000	230,800
7.65% Bonds due 06/15/35 (a)	255,000	289,425
France - 1.34%
France (Government of), Zero Coupon Discount Treasury Bills due 05/10/07 (EUR)	890,000	1,160,135
3.25% Bonds due 04/25/16 (EUR)	1,565,000	1,948,640
4.00% Obligations Assimilables du Tresor Bonds due 04/25/55 (EUR)	1,110,000	1,444,595
Germany - 1.64%
Bundesrepub Deutschland, Germany (Republic of), 4.00% Series 05, due 01/04/37 (EUR)	1,575,000	2,049,348
Germany (Republic of), Zero Coupon Treasury Bills, Series 0906, due 03/14/07 (EUR)	2,675,000	3,507,405
Ghana, Africa - .07%
Ghana Government Bond, 14.47% due 12/21/11 (GHC)	2,067,520,000	226,068
Great Britain - 1.18%
United Kingdom, 4.00% Treasury Nts. due 03/07/09 (GBP)	580,000	1,108,642
5.00% Treasury Bonds due 03/07/08 (GBP)	570,000	1,113,716
6.00% Treasury Bonds due 12/07/28 (GBP)	740,000	1,769,917

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Greece - .37%
Greece (Republic of), 4.60% Bonds due 05/20/13 (EUR)	$935,000	$1,267,818
Guatemala - .04%
Guatemala (Republic of), 10.25% Nts. due 11/08/11 (a)(f)	80,000	94,320
10.25% Nts. due 11/08/11 (f)	30,000	35,370
Indonesia - .38%
Indonesia (Republic of), 6.75% Bonds due 03/10/14 (a)	710,000	742,838
7.25% Nts. due 04/20/15 (a)	50,000	54,000
8.50% Unsec. Nts. due 10/12/35 (a)	400,000	496,000
Ireland - .09%
Cloverie PLC, 9.64% Sec. Nts., Series 2005-93, due 12/20/10 (c)(f)	300,000	303,300
Israel - .39%
Israel (State of), 7.50% Bonds, Series 2682, due 03/31/14 (ILS)	4,970,000	1,312,438
Italy - .55%
Italy (Republic of), 3.40% Nts., Certificate Di Credito Del Tesoro, due 07/01/09 (EUR) (c)	1,395,000	1,850,861
Japan - .78%
Japan (Government of), 0.80% Bonds, Series 7, due 03/10/16 (JPY)	220,095,000	1,792,090
1.50% Bonds 10 yr., Series 268, due 03/20/15 (JPY)	101,000,000	843,837
Malaysia - .35%
Johor Corp., Malaysia (State of), 1.00% Bonds, Series P3, due 07/31/12 (MYR) (f)	2,720,000	799,724
Malaysia (Government of), 4.72% Bonds, Series 2/05, due 09/30/15 (MYR) (f)	1,320,000	400,673
Mexico - .62%
Mex Bonos De Desarrollo, 10.00 % Series M-30, due 11/20/36 (MXN)	6,280,000	753,391
United Mexican States, 7.50% Bonds due 01/14/12	1,220,000	1,337,120
Nigeria - .01%
Nigeria (Federal Republic of), 5.092% Promissory Nts., Series RC, due 01/05/10	48,839	44,528
Panama - .35%
Panama (Republic of), 7.25% Nts. due 03/15/15 (b)	779,000	843,268
9.375% Bonds due 04/01/29	245,000	327,075
Peru - 1.63%
Peru (Republic of), Zero Coupon Sr. Nts. due 02/28/16	151,826	87,868
5.00% Past Due Interest Bonds due 03/07/17	760,000	754,300
7.35% Bonds due 07/21/25	675,000	762,750
7.84% Bonds due 08/12/20 (PEN)	1,335,000	469,982
8.20% Bonds due 08/12/26 (PEN)	525,000	192,628
8.375% Bonds due 05/03/16	110,000	130,625
8.60% Bonds due 08/12/17 (PEN)	4,762,000	1,753,935

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
9.91% Bonds due 05/05/15 (PEN)	$3,002,000	$1,164,125
12.25% Bonds, Series 8-1, due 08/10/11 (PEN)	486,000	190,485
Philippines - .62%
Philippines (Republic of), 7.75% Unsec. Bonds due 01/14/31	664,000	753,640
9.00% Unsec. Nts. due 02/15/13	890,000	1,027,950
9.50% Bonds due 02/02/30	240,000	319,800
Poland - .54%
Poland (Republic of), Zero Coupon Bonds due 08/12/07 (PLN)	1,790,000	601,514
4.25% Bonds, Series 0511, due 05/24/11 (PLN)	1,690,000	565,696
5.00% Bonds, Series DS1013, due 10/24/13 (PLN)	1,610,000	550,745
5.75% Bonds, Series WS0922, due 09/23/22 (PLN)	340,000	122,071
Russia - .05%
Ministry Finance of Russia, 3.00% Debs., Series VII, due 05/14/11	200,000	180,436
Spain - .70%
Spain (Government of), Zero Coupon Treasury Bills due 10/19/07 (EUR)	1,235,000	1,582,299
3.80% Bonds due 01/31/17 (EUR)	615,000	797,851
Turkey - .73%
Turkey (Republic of), Zero Coupon Nts. due 07/16/08 (TRY)	280,000	146,678
7.00% Bonds due 09/26/16	1,340,000	1,366,130
7.25% Nts. due 03/15/15	485,000	501,369
9.50% Nts. due 01/15/14	390,000	454,350
Ukraine - .13%
Ukraine (Government of), 7.65% Bonds due 06/11/13	407,000	438,095
Uruguay - .83%
Uruguay (Republic of), 5.00% Unsec. Bonds due 09/14/18 (UYU)	10,300,000	465,112
7.625% Bonds due 03/21/36	985,000	1,083,500
8.00% Unsec. Nts. due 11/18/22	1,100,000	1,248,500
Total Foreign Government Obligations (cost: $69,743,398)		73,480,601
Loan Participations - .48%
Kuznetski Capital for Bank of Moscow, Loan Participation Nts., 7.375% due 11/26/10 (a)(f)	600,000	630,000
Reachcom Public Ltd., Renaissance Consumer Finance Bank of Russia, Loan Participation Nts., 10.50% due 07/27/07 (RUB) (f)	4,000,000	152,476
UBS Luxembourg SA for Sberbank, Sub. Loan Participation Nts., 6.23% due 02/11/15	850,000	864,832
Total Loan Participations (cost: $1,598,686)		1,647,308
Corporate Bonds and Notes - 33.48%
Advertising - .75%
Lamar Media Corp., 6.625% Sr. Nts. due 08/15/15	254,000	251,777

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
R.H. Donnelley Corp., 6.875% Sr. Disc. Nts., Series A-1 due 01/15/13	$270,000	$258,862
6.875% Sr. Disc. Nts., Series A-2 due 01/15/13	490,000	469,787
6.875% Sr. Nts. due 01/15/13	300,000	287,625
8.875% Sr. Unsec. Nts., Series A-3 due 01/15/16	755,000	792,750
R.H. Donnelley Finance Corp. I, 10.875% Sr. Sub. Nts. due 12/15/12 (a)	100,000	109,000
Vertis, Inc., 9.75% Sr. Sec. Nts. due 04/01/09	250,000	257,500
10.875% Sr. Unsec. Nts., Series B due 06/15/09	100,000	100,500
Aerospace & Defense - .36%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts. due 04/01/16	255,000	255,000
BE Aerospace, Inc., 8.875% Sr. Unsec. Sub. Nts. due 05/01/11	113,000	116,955
Bombardier, Inc., 8.00% Sr. Nts. due 11/15/14 (a)(f)	70,000	71,750
DRS Technologies, Inc., 6.625% Sr. Nts. due 02/01/16	220,000	221,650
7.625% Sr. Sub. Nts. due 02/01/18	50,000	51,500
L-3 Communications Corp., 5.875% Sr. Sub. Nts. due 01/15/15	208,000	200,720
6.125% Sr. Sub. Nts. due 01/15/14	100,000	97,750
6.375% Sr. Sub. Nts., Series B due 10/15/15	205,000	202,950
Agricultural Products - .17%
Dole Food Co., Inc., 8.625% Sr. Nts. due 05/01/09	153,000	152,044
8.875% Sr. Unsec. Nts. due 03/15/11	18,000	17,730
Hines Nurseries, Inc., 10.25% Sr. Unsec. Sub. Nts. due 10/01/11	200,000	174,000
MHP SA, 10.25% Sr. Sec. Sub. Bonds due 11/30/11 (a)(f)	235,000	239,994
Airlines - .00%
ATA Holdings Corp., 13.00% Sr. Nts. due 02/01/09 (e)(f)(m)(r)	467,280	-
Alternative Carriers - .20%
Intelsat Subsidiary Holding Co., Ltd., 8.25% Sr. Nts. due 01/15/13	200,000	203,000
8.625% Sr. Nts. due 01/15/15	245,000	254,800
West Corp., 9.50% Sr. Nts. due 10/15/14 (a)	160,000	160,000
11.00% Sr. Sub. Nts. due 10/15/16 (a)	65,000	65,650
Aluminum - .12%
Novelis, Inc., 7.50% Sr. Nts. due 02/15/15 (a)	430,000	416,025
Apparel - .16%
Levi Strauss & Co., 9.75% Sr. Nts. due 01/15/15	320,000	344,800
Oxford Industries, Inc., 8.875% Sr. Nts. due 06/01/11 (f)	100,000	103,250
Quiksilver, Inc., 6.875% Sr. Unsec. Nts. due 04/15/15	105,000	103,162

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Auto Manufacturers - .47%
Ford Motor Co., 7.45% Unsec. Nts. due 07/16/31	$200,000	$157,000
General Motors Acceptance Corp., 6.875% Nts. due 09/15/11	880,000	902,614
8.00% Bonds due 11/01/31	470,000	539,592
Auto Parts & Equipment - .56%
Affinia Group, Inc., 9.00% Sr. Nts. due 11/30/14	22,000	21,560
Goodyear Tire & Rubber Co. (The), 7.857% Unsec. Nts. due 08/15/11	275,000	276,375
9.00% Sr. Nts. due 07/01/15	330,000	345,675
Stoneridge, Inc., 11.50% Sr. Unsec. Nts. due 05/01/12	250,000	257,500
Tenneco Automotive, Inc., 8.625% Sr. Sub. Nts. due 11/15/14	300,000	306,000
10.25% Sr. Sec. Nts. due 07/15/13	50,000	54,750
TRW Automotive, Inc., 9.375% Sr. Nts. due 02/15/13	45,000	48,262
11.00% Sr. Sub. Nts. due 02/15/13	32,000	35,080
UIS, Inc., 9.375% Sr. Sub. Nts. due 06/15/13	50,000	51,750
Visteon Corp., 7.00% Sr. Unsec. Nts. due 03/10/14	75,000	65,625
8.25% Sr. Nts. due 08/01/10	450,000	438,750
Banks - 1.38%
Banco BMG SA, 9.15% Nts. due 01/15/16 (a)	805,000	815,867
Banco de Credito del Peru, 6.95% Sub. Nts. due 11/07/21 (a)(c)(f)	235,000	235,000
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts. due 04/27/16 (a)(f)	390,000	413,887
HSBC Bank PLC, Zero Coupon Sr. Unsec. Nts. due 03/09/09	770,000	485,100
Zero Coupon Sr. Unsec. Nts. due 07/08/09	770,000	508,200
Zero Coupon Sr. Unsec. Nts. due 01/12/10	1,020,000	571,200
HSBK Europe BV, 7.75% Nts. due 05/13/13 (a)	130,000	137,150
ING Bank NV, 11.89% Nts. due 12/30/09 (UAH) (a)(f)	1,638,000	341,640
Inter-American Development Bank, 6.26% Nts. due 12/08/09 (BRL) (c)	300,000	138,772
7.888% Nts. due 01/25/12 (COP) (c)	329,214,288	126,249
RSHB Capital SA Russian Agricultural Bank, 7.175% Nts. due 05/16/13 (a)	680,000	716,550
Salisbury International Investments Ltd., 9.524% Sec. Nts., Series 2006-003 due 07/20/11 (a)(c)(f)	200,000	200,000
Beverages - .05%
Constellation Brands, Inc., 7.25% Sr. Nts. due 09/01/16	75,000	77,062
8.125% Sr. Sub. Nts. due 01/15/12	100,000	104,000
Biotechnology - .07%
Osiris Capital PLC, 10.36% Nts., Cl. D, due 01/15/10 (a)(e)(f)	250,000	251,175

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Broadcasting & Cable TV - .38%
Adelphia Communications Corp., 10.25% Sr. Unsec. Sub. Nts. due 06/15/11 (r)	$200,000	$190,000
10.875% Sr. Unsec. Nts. due 10/01/10 (r)	200,000	183,500
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 6.375% Sr. Unsec. Nts. due 06/15/15	150,000	143,812
EchoStar DBS Corp., 6.625% Sr. Nts. due 10/01/14	75,000	73,125
7.00% Nts. due 10/01/13	100,000	99,875
7.125% Sr. Unsec. Nts. due 02/01/16	300,000	300,000
NTL Cable PLC, 9.125% Sr. Nts. due 08/15/16	70,000	73,937
Sirius Satellite Radio, Inc., 9.625% Sr. Unsec. Nts. due 08/01/13	70,000	68,862
XM Satellite Radio, Inc., 9.75% Sr. Nts. due 05/01/14	140,000	140,000
Building Materials - .04%
Associated Materials, Inc., 9.75% Sr. Unsec. Sub. Nts. due 04/15/12	75,000	77,250
Dayton Superior Corp., 13.00% Sr. Unsec. Sub. Nts. due 06/15/09	50,000	51,250
Chemicals - .19%
Equistar Chemicals LP, 8.75% Sr. Nts. due 02/15/09	150,000	157,125
Equistar Chemicals LP/Equistar Funding Corp., 10.125% Sr. Nts. due 09/01/08	13,000	13,812
10.625% Sr. Nts. due 05/01/11	150,000	159,750
Huntsman Corp. LLC, 11.50% Sr. Nts. due 07/15/12	99,000	111,622
11.625% Sr. Unsec. Nts. due 10/15/10	3,000	3,277
Lyondell Chemical Co., 10.50% Sr. Sec. Nts. due 06/01/13	125,000	137,500
Rockwood Specialties Group, 7.50% Sub. Nts. due 11/15/14	50,000	50,375
Coal - .22%
Arch Western Finance LLC, 6.75% Sr. Nts. due 07/01/13	200,000	198,500
Foundation PA Coal Co., 7.25% Gtd. Sr. Nts. due 08/01/14	200,000	203,500
Massey Energy Co., 6.625% Sr. Nts. due 11/15/10	50,000	50,000
6.875% Sr. Nts. due 12/15/13	80,000	75,200
Peabody Energy Corp., 6.875% Sr. Nts., Series B due 03/15/13	200,000	205,000
Commercial Services - .68%
Corrections Corp. of America, 6.25% Sr. Nts. due 03/15/13	155,000	153,644
7.50% Sr. Nts. due 05/01/11	100,000	103,000
DI Finance/Dyncorp International, 9.50% Sr. Sub. Nts., Series B due 02/15/13	179,000	189,740
Education Management LLC/Education Management Corp., 10.25% Sr. Sub. Nts. due 06/01/16 (a)	250,000	264,375
Great Lakes Dredge & Dock Corp., 7.75% Sr. Sub. Nts. due 12/15/13	70,000	68,250

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Hertz Corp., 8.875% Sr. Nts. due 01/01/14 (a)	$170,000	$178,075
10.50% Sr. Sub. Nts. due 01/01/16 (a)	120,000	132,000
Iron Mountain, Inc., 7.75% Sr. Unsec. Sub. Nts. due 01/15/15	100,000	102,000
Mail-Well I Corp., 7.875% Sr. Sub. Nts. due 12/01/13	250,000	240,000
United Rentals North America, Inc., 7.00% Sr. Sub. Nts. due 02/15/14	900,000	883,125
Commodity Chemicals - .05%
Crystal U.S. Holdings LLC, 10.50% Sr. Disc. Nts., Series B due 10/01/14	190,000	163,400
Computers - .05%
Seagate Technology HDD Holdings, 6.375% Sr. Nts. due 10/01/11	140,000	140,000
6.80% Sr. Nts. due 10/01/16	40,000	40,200
Construction & Engineering - .23%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts. due 05/30/24 (a)(f)	667,624	789,466
Construction & Farm Machinery - .04%
Case New Holland, Inc., 7.125% Sr. Unsec. Nts. due 03/01/14	120,000	121,800
Construction Materials - .43%
C10 Capital SPV Ltd., 6.722% Unsec. Perpetual Debs. due 12/31/49 (a)(f)	940,000	937,142
Goodman Global Holdings, 7.875% Sr. Sub. Nts. due 12/15/12	110,000	108,075
NTK Holdings, Inc., 10.75% Sr. Disc. Nts. due 03/01/14	450,000	315,000
Nutro Products, Inc., 10.75% Sr. Sub. Nts. due 04/15/14 (a)	75,000	81,937
Consumer Finance - .20%
Ace Cash Express, Inc., 10.25% Sr. Nts. due 10/01/14 (a)	30,000	30,375
Dali Capital PLC for Bank of Moscow, 7.25% Sec. Nts., Series 28, Tranche 1, due 11/25/09 (RUB)	17,200,000	654,666
Cosmetics & Personal Care - .08%
Elizabeth Arden, Inc., 7.75% Sr. Sub. Nts. due 01/15/14	275,000	277,062
Data Processing - .18%
iPayment Holdings, Inc., 9.75% Sr. Sub. Nts. due 05/15/14	70,000	71,925
SunGard Data Systems, Inc., 9.125% Sr.Unsec. Nts. due 08/15/13	165,000	173,250
10.25% Sr. Unsec. Sub. Nts. due 08/15/15	345,000	368,287
Department Stores - .28%
Bon-Ton Stores, Inc., 10.25% Sr. Unsec. Unsub. Nts. due 03/15/14	385,000	393,662
Neiman Marcus Group, Inc. (The), 9.00% Sr. Unsec. Nts. due 10/15/15	380,000	414,675
10.375% Sr. Unsec. Sub. Nts. due 10/15/15	140,000	155,750
Distributors - .12%
Ashtead Capital, Inc., 9.00% Nts. due 08/15/16 (a)	75,000	80,250

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
H&E Equipment Services, Inc., 8.375% Sr. Unsec. Nts. due 07/15/16	$85,000	$89,037
Interline Brands, Inc., 8.125% Sr. Sub. Nts. due 06/15/14	80,000	82,200
SGS International, Inc., 12.00% Sr. Unsec. Sub. Nts. due 12/15/13	160,000	166,400
Diversified Chemicals - .39%
FTI Consulting, Inc., 7.75% Sr. Unsec. Nts. due 10/01/16 (a)	100,000	103,750
Georgia Gulf Corp., 10.75% Sr. Sub. Nts. due 10/15/16 (a)	225,000	216,000
Huntsman International LLC, 7.375% Sr. Sub. Nts. due 01/01/15 (a)	100,000	99,250
7.875% Sr. Unsec. Sub. Nts. due 11/15/14 (a)	40,000	40,300
Ineos Group Holdings PLC, 8.50% Nts. due 02/15/16 (a)	200,000	191,000
Innophos, Inc., 8.875% Sr. Unsec. Sub. Nts. due 08/15/14 (f)	70,000	71,050
KI Holdings, Inc., 9.875% Sr. Unsec. Sub. Disc. Nts. due 11/15/14	100,000	80,000
Lyondell Chemical Co., 8.00% Sr. Unsec. Nts. due 09/15/14	210,000	217,875
8.25% due 09/15/16	110,000	115,500
Mosaic Global Holdings, Inc., 7.375% due 12/01/14 (a)	55,000	56,444
7.625% Sr. Nts. due 12/01/16 (a)	55,000	56,994
Tronox Worldwide LLC/Tronox Finance Corp., 9.50% Sr. Unsec. Nts. due 12/01/12	70,000	73,675
Diversified Commercial Services - .10%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.75% Sr. Nts. due 05/15/16 (a)	75,000	72,375
7.874% Sr. Nts. due 05/15/14 (a)	30,000	28,950
Mobile Services Group, Inc., 9.75% Sr. Nts. due 08/01/14 (a)	25,000	26,125
TDS Investor Corp., 11.875% Sr. Sub. Nts. due 09/01/16 (a)	200,000	205,000
Diversified Financial Services - 3.01%
AES Red Oak LLC, 8.54% Sr. Sec. Bonds, Series A due 11/30/19	203,262	221,047
Alamosa Delaware, Inc., 8.50% Sr. Sec. Nts. due 01/31/12 (f)	200,000	211,971
11.00% Sr. Unsec. Nts. due 07/31/10 (f)	13,000	14,048
BCP Crystal Holdings Corp., 9.625% Sr. Sub. Nts. due 06/15/14	277,000	306,085
Cascadia Ltd., 8.475% Nts. due 06/13/08 (a)(c)	250,000	246,400
CCM Merger, Inc., 8.00% Nts. due 08/01/13 (a)	240,000	234,600
Credit Suisse First Boston Corp., 8.40% Export-Import Bank of Ukraine Unsecured Nts. due 02/09/16	610,000	624,823
Dal Capital, 8.00% due 09/30/09 (RUB)	8,400,000	320,359
Depfa ACS Bank, 3.50% Sec. Nts. due 03/16/11 (EUR)	360,000	464,335

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
E*TRADE Financial Corp., 7.375% Sr. Nts. due 09/15/13	$147,000	$152,880
8.00% Sr. Nts. due 06/15/11	135,000	141,075
Ford Motor Credit Co., 7.375% Unsec. Nts. due 10/28/09	800,000	801,704
HBOS Treasury Services PLC, 4.375% Sr. Sec. Nts due 07/13/16 (EUR)	1,030,000	1,374,945
4.50% Sr. Sec. Nts. due 07/13/21 (EUR)	970,000	1,302,514
JP Morgan Jersey Ltd., Zero Coupon Series GMTM due 01/02/15 (BRL)	2,670,000	477,342
Latam Trust, 0%/10.00% due 11/17/16 (a)(d)	144,477	144,477
Milacron Escrow Corp., 11.50% Sr. Sec. Nts. due 05/15/11 (f)	300,000	285,000
Morgan Stanley, 14.40% Sr. Nts. due 08/04/16 (a)	790,000	962,579
Ongko International Finance Co. BV, 10.50% Sec. Nts. due 03/29/10 (a)(f)(m)(r)	40,000	—
Rainbow National Services LLC, 8.75% Gtd. Sr. Nts. due 09/01/12 (a)	200,000	210,250
Tiers-BSP, Zero Coupon Collateralized Trust, Cl. A due 06/15/97	695,000	291,205
UCAR Finance, Inc., 10.25% Sr. Unsec. Nts. due 02/15/12	100,000	105,375
Universal City Development Partners, 11.75% Sr. Nts. due 04/01/10	100,000	107,125
Universal City Florida Holding Co., 8.375% Sr. Nts. due 05/01/10	50,000	51,250
10.121% Sr. Nts. due 05/01/10 (c)	50,000	51,625
Ventas Realty LP/Ventas Capital Corp., 6.75% Sr. Nts. due 04/01/17	85,000	87,762
VTB Capital SA, 6.25% Sr. Nts. due 06/30/35 (a)	980,000	999,600
Electric Utilities - 2.29%
AES Corp. (The), 8.75% Sr. Sec. Nts. due 05/15/13 (a)	550,000	589,187
Aes Domincana Energia Finance SA, 11.00% Sr. Nts. due 12/13/15 (a)(f)	264,000	277,200
AES Panama SA, 6.35% Sr. Nts. due 12/21/16 (a)(f)	190,000	186,457
CMS Energy Corp., 7.50% Sr. Nts. due 01/15/09	13,000	13,406
7.75% Sr. Nts. due 08/01/10	50,000	52,750
8.50% Sr. Nts. due 04/15/11	100,000	108,750
Edison Mission Energy, 7.50% Sr. Unsec. Nts. due 06/15/13	80,000	83,600
7.75% Sr. Unsec. Nts. due 06/15/16	110,000	116,600
Eletropaulo Metropolitana, 19.125% Nts. due 06/28/10 (BRL) (a)(f)	395,000	209,841
Majapahit Holding BV, 7.25% Nts. due 10/17/11 (a)	350,000	360,062
7.75% Nts. due 10/17/16 (a)	325,000	344,094
Midwest Generation LLC, 8.75% Sr. Sec. Nts. due 05/01/34	700,000	759,500
Mirant Americas Generating LLC, 8.30% Sr. Nts. due 05/01/11	700,000	717,500
9.125% Sr. Nts. due 05/01/31	200,000	212,000

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Mirant Mid-Atlantic LLC, Sec. Pass-Through Certificates, 8.625% Nts., Series A due 06/30/12	$161,817	$171,122
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc., 7.375% Sr. Sec. Nts. due 09/01/10	100,000	102,000
8.50% Sr. Sec. Nts. due 09/01/10	50,000	52,000
National Power Corp., 5.875% due 12/19/16 (PHP)	18,700,000	389,212
6.875% Nts. due 11/02/16 (a)	237,000	240,806
9.625% Unsec. Bonds due 05/15/28	575,000	697,316
Northwestern Corp., 5.875% Sec. Nts. due 11/01/14	30,000	29,476
NRG Energy, Inc., 7.375% Sr. Nts. due 02/01/16	805,000	809,025
7.375% Sr. Nts. due 01/15/17	350,000	350,875
Reliant Resources, Inc., 9.25% Sr. Sec. Nts. due 07/15/10	263,000	276,150
9.50% Sr. Sec. Nts. due 07/15/13	130,000	139,425
Sierra Pacific Resources, 6.75% Sr. Unsec. Nts. due 08/15/17	493,000	483,539
Electrical Components & Equipment - .15%
Flextronics International Ltd., 6.25% Sr. Sub. Nts. due 11/15/14	400,000	386,000
General Cable Corp., 9.50% Sr. Nts. due 11/15/10	100,000	106,000
Electronic Equipment & Instruments - .07%
RBS Global & Rexnord Corp., 9.50% Sr. Nts. due 08/01/14 (a)	55,000	57,200
11.75% Sr. Sub. Nts. due 08/01/16 (a)	80,000	83,600
Solectron Global Finance Ltd., 8.00% Sr. Unsec. Sub. Nts. due 03/15/16	110,000	111,375
Electronics - .10%
Sanmina-SCI Corp., 6.75% Sr. Nts. due 03/01/13	150,000	138,000
8.125% Sr. Sub. Nts. due 03/01/16	190,000	183,825
Energy - Alternate Sources - .16%
Dynegy Holdings, Inc., 6.875% Sr. Unsec. Unsub. Nts. due 04/01/11	130,000	130,000
8.375% Sr. Unsec. Nts. due 05/01/16	255,000	267,750
8.75% Sr. Nts. due 02/15/12	134,000	142,040
Entertainment - 1.48%
AMC Entertainment, Inc., 8.00% Sr. Unsec. Sub. Nts. due 03/01/14	300,000	297,750
9.50% Sr. Unsec. Sub. Nts. due 02/01/11	70,000	70,262
American Casino & Entertainment Properties LLC, 7.85% Sr. Sec. Nts. due 02/01/12	200,000	204,250
Cinemark USA, Inc., 9.00% Sr. Sub. Nts. due 02/01/13	200,000	212,000
9.75% Sr. Disc. Nts. due 03/15/14	400,000	343,500
Gaylord Entertainment Co., 8.00% Sr. Nts. due 11/15/13	200,000	207,500
Greektown Holdings, 10.75% Sr. Nts. due 12/01/13 (a)	340,000	355,300
Isle of Capri Casinos, Inc., 7.00% Sr. Sub. Nts. due 03/01/14	300,000	298,500
9.00% Sr. Unsec. Nts. due 03/15/12	275,000	287,375

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Marquee Holdings, Inc., 12.00% Sr. Disc. Nts. due 08/15/14	$300,000	$251,625
Mohegan Tribal Gaming Authority, 6.125% Sr. Nts. due 02/15/13	75,000	74,437
6.375% Sr. Sub. Nts. due 07/15/09	100,000	100,000
6.875% Sr. Nts. due 02/15/15	210,000	210,525
7.125% Sr. Unsec. Sub. Nts. due 08/15/14	100,000	101,375
8.00% Sr. Unsec. Sub. Nts. due 04/01/12	200,000	208,250
NCL Corp., 10.625% Sr. Nts. due 07/15/14	150,000	150,000
Penn National Gaming, Inc., 6.75% Sr. Sub. Nts. due 03/01/15	80,000	78,400
6.875% Sr. Sub. Nts. due 12/01/11	100,000	100,750
Pinnacle Entertainment, Inc., 8.25% Sr. Sub. Nts. due 03/15/12	425,000	429,250
Pokagon Gaming Authority, 10.375% due 06/15/14 (a)	110,000	120,450
Six Flags, Inc., 9.625% Sr. Nts. due 06/01/14	263,000	243,932
Vail Resorts, Inc., 6.75% Sr. Sub. Nts. due 02/15/14	300,000	300,000
WMG Holdings Corp., 9.50% Sr. Disc. Nts. due 12/15/14	473,000	378,400
Environmental Control - .24%
Allied Waste North America, Inc., 7.25% Sr. Nts. due 03/15/15	100,000	100,125
7.375% Sr. Sec. Nts., Series B due 04/15/14	400,000	398,000
9.25% Sr. Nts., Series B due 09/01/12	300,000	318,750
Financial Services - .30%
JP Morgan Chase Bank N.A., Zero Coupon Nts. due 01/05/16 (a)	2,462,760	999,634
Food Retail - .33%
Albertson's, Inc., 8.00% Sr. Unsec. Debs. due 05/01/31	212,000	215,044
Delhaize America, Inc., 9.00% Unsub. Debs. due 04/15/31	647,000	768,186
Supervalu, Inc., 7.50% Sr. Nts. due 11/15/14	130,000	135,551
Forest Products & Paper - .52%
Abitibi-Consolidated, Inc., 8.375% Sr. Unsec. Sub. Nts. due 04/01/15	100,000	86,500
8.55% Unsec. Nts. due 08/01/10	175,000	166,250
8.85% Unsec. due 08/01/30	100,000	82,000
Appleton Papers, Inc., 8.125% Sr. Nts. due 06/15/11	95,000	96,900
Boise Cascade LLC, 7.125% Sr. Sub. Nts. due 10/15/14	150,000	145,125
Buckeye Technologies, Inc., 8.50% Sr. Nts. due 10/01/13	50,000	52,750
Domtar, Inc., 7.125% Nts. due 08/01/15	100,000	98,000
Jefferson Smurfit Group PLC, 7.50% Sr. Unsec. Unsub. Nts. due 06/01/13	100,000	94,000
8.25% Sr. Unsec. Nts due 10/01/12	200,000	195,000
11.50% Sr. Nts. due 10/01/15 (EUR) (a)(f)	60,281	83,155
Mercer International, Inc., 9.25% Sr. Nts. due 02/15/13	80,000	78,200

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Norske Skog Canada Ltd., 7.375% Sr. Nts. due 03/01/14	$200,000	$189,500
Pliant Corp., 11.85% Sec. Nts. due 06/15/09	201,806	220,221
Verso Paper Holdings LLC/Verso Paper, Inc., 9.121% Sr. Sec. Nts. due 08/01/14 (a)(c)	90,000	91,350
11.375% Sr. Sub. Nts. due 08/01/16 (a)	90,000	94,500
Gas - .02%
SEMCO Energy, Inc., 7.125% Sr. Nts. due 05/15/08	50,000	49,950
Health Care - Products - .25%
Community Health Systems, Inc., 6.50% Sr. Sub. Nts. due 12/15/12	150,000	147,750
Fresenius Medical Care Capital Trust II, 7.875% Nts. due 02/01/08	100,000	101,750
Fresenius Medical Care Capital Trust III, 7.375 % Sr. Sub. Nts. due 02/01/08 (DEM) (f)	10,000	6,935
Fresenius Medical Care Capital Trust IV, 7.875% Trust Preferred Nts. due 06/15/11 (f)	400,000	419,000
Inverness Medical Innovations, Inc., 8.75% Sr. Sub. Nts. due 02/15/12	150,000	156,000
Health Care - Services - .69%
Ameripath, Inc., 10.50% Sr. Unsec. Sub. Nts. due 04/01/13	100,000	108,250
DaVita, Inc., 6.625% Sr. Nts. due 03/15/13	160,000	160,400
7.25% Sr. Nts. due 03/15/15	225,000	229,500
Genesis HealthCare Corp., 8.00% Sr. Sub. Nts. due 10/15/13	50,000	52,125
Omnicare, Inc., 6.75% Sr. Sub. Nts. due 12/15/13	65,000	64,187
6.875% Sr. Sub. Nts. due 12/15/15	80,000	79,000
Psychiatric Solutions, 7.75% Sr. Nts. due 07/15/15	75,000	74,812
Select Medical Corp., 7.625% Sr. Nts. due 02/01/15	455,000	377,650
Tenet Healthcare Corp., 6.375% Sr. Unsec. Nts. due 12/01/11	80,000	73,200
7.375% Nts. due 02/01/13	13,000	11,944
9.875% Sr. Nts. due 07/01/14	375,000	381,562
Triad Hospitals, Inc., 7.00% Sr. Sub. Nts. due 11/15/13	85,000	85,531
Universal Hospital Services, Inc., 10.125% Sr. Nts. due 11/01/11	100,000	106,750
US Oncology, Inc., 9.00% Sr. Nts. due 08/15/12 (f)	100,000	105,500
10.75% Sr. Nts. due 08/15/14	100,000	110,500
Vanguard Health Holdings I LLC, 11.25% Multi-Coupon Sr. Disc. Nts. due 10/01/15	390,000	300,300
Health Care Distributors & Services - .25%
HCA, Inc., 6.30% Sr. Unsec. Nts. due 10/01/12	150,000	137,250
6.375% Nts. due 01/15/15	250,000	211,875
9.125% Sr. Sec. Nts. due 11/15/14 (a)	55,000	58,781
9.25% Sr. Sec. Nts. due 11/15/16 (a)	55,000	58,919
9.625% Sr. Sec. Nts. due 11/15/16 (a)	140,000	150,500

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Healthsouth Corp., 10.75% Sr. Nts. due 06/15/16 (a)	$210,000	$226,012
Holding Companies - Diversified - .36%
Atlantic Broadband Finance LLC, 9.375% Sr. Sub. Nts. due 01/15/14	100,000	101,125
JSG Funding PLC, 7.75% Sr. Sub. Nts. due 04/01/15 (f)	215,000	206,400
Kansas City Southern Railway Co. (The), 7.50% Sr. Unsec. Nts. due 06/15/09	100,000	100,875
MDP Acquisitions PLC, 9.625% Sr. Nts. due 10/01/12	100,000	106,000
Nell AF Sarl, 8.375% Sr. Nts. due 08/15/15 (a)	290,000	297,975
Stena AB, 7.00% Sr. Unsec. Nts. due 12/01/16 (f)	50,000	47,500
7.50% Sr. Nts. due 11/01/13	77,000	76,037
9.625% Sr. Unsec. Nts. due 12/01/12 (f)	250,000	266,250
Home Builders - .37%
Beazer Homes USA, 8.375% Sr. Unsec. Nts. due 04/15/12	75,000	77,062
D.R. Horton, Inc., 9.75% Sr. Sub. Nts. due 09/15/10	75,000	82,755
K. Hovnanian Enterprises, Inc., 8.875% Sr. Unsec. Sub. Nts. due 04/01/12	175,000	177,625
KB Home, 8.625% Sr. Sub. Nts. due 12/15/08	250,000	259,754
9.50% Sr. Unsec. Sub. Nts. due 02/15/11	100,000	103,000
Standard Pacific Corp., 9.25% Sr. Sub. Nts. due 04/15/12	100,000	102,250
WCI Communities, Inc., 9.125% Sr. Sub. Nts. due 05/01/12	175,000	166,687
William Lyon Homes, Inc., 10.75% Sr. Unsec. Nts. due 04/01/13	300,000	285,750
Home Furnishings - .10%
Linens 'N Things, Inc., 10.999% Sr. Sec. Nts. due 01/15/14 (c)	220,000	213,400
Sealy Mattress Co., 8.25% Sr. Sub. Nts. due 06/15/14	120,000	125,400
Household Products - .04%
Spectrum Brands, Inc., 7.375% Sr. Unsec. Sub. Nts. due 02/01/15	150,000	129,750
Household Products & Wares - .16%
Church & Dwight Co., Inc., 6.00% Sr. Sub. Nts. due 12/15/12	100,000	97,750
Playtex Products, Inc., 8.00% Sr. Sec. Nts. due 03/01/11	300,000	313,500
9.375% Sr. Unsec. Sub. Nts. due 06/01/11	140,000	145,950
Insurance - 1.18%
Aiolos Ltd., 8.214% Catastrophe Linked Nts. due 04/08/09 (EUR) (a)(c)	250,000	324,864
Atlantic and Western Re Ltd., 15.375% Catastrophe Linked Nts., Series B due 11/15/10 (a)(c)	300,000	292,047
Calabash Re Ltd., 13.87% Catastrophe Linked Nts. due 05/26/09 (a)(f)	250,000	252,975
Cat-Mex Ltd., 7.726% Catastrophe Linked Nts., Cl. A due 05/18/09 (a)(c)(f)	250,000	250,035

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Champlain Ltd., 18.12% Catastrophe Linked Nts., Cl. A due 01/07/09 (a)(c)	$260,000	$254,800
Eurus Ltd., 11.626% Catastrophe Linked Nts. due 04/08/09 (a)(c)(f)	270,000	269,784
Fhu-Jin Ltd., 9.27% Catastrophe Linked Nts., Cl. B due 08/03/11 (a)(c)(f)	310,000	312,009
Foundation Re II Ltd., 15.173% Catastrophe Nts. due 01/08/09 (a)(c)(f)	162,000	162,000
Foundation Re Ltd., 9.473% Catastrophe Linked Nts. due 11/24/08 (a)(c)	250,000	235,482
Lakeside Re Ltd., 11.865% Catastrophe Linked Nts. due 12/31/09 (a)	330,000	330,000
Residential Reinsurance Ltd., 13.819% Catastrophe Linked Nts., Series B due 06/06/08 (a)(c)	300,000	270,000
Successor Cal Quake Parametric Ltd., 9.603% Catastrophe Linked Nts., Cl. A-I due 06/06/08 (a)(c)(f)	540,000	542,700
Successor Euro Wind Ltd., 10.603% Catastrophe Linked Nts., Series A-I due 06/06/08 (a)(c)(f)	250,000	246,900
Successor II Ltd., 22.89% Catastrophe Linked Nts., Series A-I due 06/06/08 (a)(c)	250,000	253,125
Integrated Oil & Gas - .76%
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts. due 12/15/15	80,000	82,200
Copano Energy LLC, 8.125% Sr. Unsec. Nts. due 03/01/16	45,000	46,575
Gaz Capital SA, 8.625% Sr. Unsec. Nts. due 04/28/34 (a)	995,000	1,278,575
Petroleum Export Ltd./Cayman SPV, 5.265% Sr. Nts. due 06/15/11 (a)	1,205,065	1,172,251
Integrated Telecommunication Services - .35%
Qwest Corp., 7.50% Sr. Nts. due 10/01/14	150,000	159,000
8.875% Nts. due 03/15/12	700,000	779,625
Teligent, Inc., 11.50% Sr. Nts. due 12/01/07 (f)(m)(r)	100,000	—
Windstream Corp., 8.125% Sr. Nts. due 08/01/13 (a)	115,000	124,487
8.625% Sr. Nts. due 08/01/16 (a)	115,000	125,925
Internet - .00%
Exodus Communications, Inc., 10.75 % Sr. Nts. due 12/15/09 (EUR) (f)(m)(r)	83,872	—
NorthPoint Communications Group, Inc., 12.875% Nts. due 02/15/10 (f)(m)(r)	40,035	—
Investment Companies - .07%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts. due 09/15/14 (a)	110,000	111,650
9.235% Sr. Sec. Nts. due 09/15/14 (a)(e)	110,000	111,375

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Iron & Steel - .27%
AK Steel Corp., 7.75% Sr. Unsec. Nts. due 06/15/12	$113,000	$113,847
7.875% Sr. Unsec. Nts. due 02/15/09	50,000	50,000
Gibraltar Industries, Inc., 8.00% Sr. Unsec. Sub. Nts., Series B due 12/01/15 (f)	95,000	93,694
Ispat Inland ULC, 9.75% Sr. Sec. Nts. due 04/01/14	227,000	253,673
Steel Dynamics, Inc., 9.50% Sr. Unsec. Nts. due 03/15/09	175,000	180,250
United States Steel Corp., 9.75% Sr. Nts. due 05/15/10	84,000	89,355
Wolverine Tube, Inc., 7.375% Sr. Nts. due 08/01/08 (a)	175,000	138,250
Leisure Time - .08%
Leslie's Poolmart, 7.75% Sr. Nts. due 02/01/13	275,000	273,625
Premier Cruise Ltd., 11.00% Sr. Nts. due 03/15/08 (a)(f)(m)(r)	50,000	—
Life & Health Insurance - .00%
Conseco, Inc., Escrow Shares, Zero Coupon Sr. Unsec. Nts. due 06/15/09 (f)(m)	100,000	—
Lodging - 1.11%
Aztar Corp., 9.00% Sr. Unsec. Sub. Nts. due 08/15/11	250,000	261,250
Boyd Gaming Corp., 8.75% Sr. Unsec. Sub. Nts. due 04/15/12	175,000	182,875
French Lick Resorts & Casino, 10.75% due 04/15/14 (a)	350,000	327,250
Mandalay Resort Group, 10.25% Sr. Unsec. Sub. Nts., Series B due 08/01/07	100,000	102,375
MGM Mirage, Inc., 6.625% Sr. Sec. Nts. due 07/15/15	100,000	95,250
6.75% Sr. Unsec. Nts. due 04/01/13	155,000	151,513
8.375% Sr. Unsec. Sub. Nts. due 02/01/11	300,000	311,250
9.75% Gtd. Sr. Sub. Nts. due 06/01/07	350,000	354,375
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts. due 03/15/10	100,000	104,250
9.375% Sr. Sub. Nts. due 02/15/07	400,000	401,000
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts. due 02/01/14	300,000	266,625
6.875% Sr. Sub. Nts. due 03/01/16	80,000	71,800
Trump Entertainment Resorts, 8.50% Sec. Nts. due 06/01/15	500,000	497,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Nts. due 12/01/14	650,000	645,938
Machinery - Construction & Mining - .06%
Nortek, Inc., 8.50% Sr. Sub. Nts. due 09/01/14	200,000	196,000
Machinery - Diversified - .03%
Douglas Dynamics LLC, 7.75% Sr. Nts. due 01/15/12 (a)	100,000	94,000
Media - 1.84%
Albritton Communications Co., 7.75% Sr. Unsec. Sub. Nts. due 12/15/12	250,000	252,500

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
American Media Operations, Inc., 8.875% Sr. Unsec. Sub. Nts. due 01/15/11	$75,000	$68,438
10.25% Sr. Unsec. Sub. Nts., Series B due 05/01/09	200,000	193,750
Block Communications, Inc., 8.25% Sr. Nts. due 12/15/15 (a)	110,000	109,725
Charter Communications Holdings II LLC, 10.25% Sr. Nts. due 09/15/10	200,000	209,250
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., 8.375% Sr. Nts., Second Lien due 04/30/14 (a)	400,000	417,500
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs. due 07/15/18	200,000	194,750
7.625% Sr. Unsec. Unsub. Nts., Series B due 04/01/11	335,000	341,281
Dex Media East LLC/Dex Media East Finance Co., 9.875% Sr. Unsec. Nts. due 11/15/09	100,000	104,750
Dex Media West LLC/Dex Media Finance Co., 8.50% Sr. Nts., Series B due 08/15/10	100,000	103,875
9.875% Sr. Sub. Nts., Series B due 08/15/13	196,000	213,640
Dex Media, Inc., 8.00% Nts. due 11/15/13	1,025,000	1,055,750
9.00% Unsec. Disc. Nts. due 11/15/13	200,000	178,500
Granite Broadcasting Corp., 9.75% Sr. Sec. Nts. due 12/01/10 (r)	123,000	119,618
Lin Television Corp., 6.50% Sr. Sub. Nts. due 05/15/13	200,000	190,500
Mediacom Broadband LLC, 8.50% Sr. Nts. due 10/15/15 (a)	225,000	227,813
8.50% Sr. Nts. due 10/15/15	90,000	91,125
Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec. Nts. due 01/15/13	213,000	219,390
MediaNews Group, Inc., 6.375% Sr. Sub. Nts. due 04/01/14	500,000	430,000
Paxson Communications Corp., 11.624 % Sr. Sec. Nts. due 01/15/13 (a)(c)(h)	210,000	212,625
PRIMEDIA, Inc., 8.00% Sr. Nts. due 05/15/13	200,000	193,500
8.875% Sr. Unsec. Nts. due 05/15/11	113,000	115,260
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B due 07/01/11	300,000	309,750
Shaw Communications, Inc., 8.54% Unsec. Unsub. Nts. due 09/30/27 (CAD)	80,000	72,789
Sinclair Broadcast Group, Inc., 8.00% Sr. Sub. Nts. due 03/15/12	500,000	516,250
8.75% Sr. Sub. Nts. due 12/15/11	100,000	104,375
Metal & Glass Containers - .15%
Ball Corp., 6.625% Sr. Nts. due 03/15/18	255,000	253,725
Crown Americas, Inc., 7.75% Sr. Nts. due 11/15/15	230,000	238,625

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Metal Fabrication & Hardware - .11%
TriMas Corp., 9.875% Sr. Unsec. Sub. Nts. due 06/15/12	$400,000	$387,000
Mining - .37%
Alrosa Finance SA, 8.875% Nts. due 11/17/14 (a)	100,000	115,875
8.875% Nts. due 11/17/14	765,000	884,723
Century Aluminum Co., 7.50% Sr. Unsec. Nts. due 08/15/14	250,000	253,438
Miscellaneous - Manufacturing - .19%
Convalence Specialty Material, 10.25% Sr. Sub. Nts. due 03/01/16 (a)	196,000	179,340
Jacuzzi Brands, Inc., 9.625% Sr. Nts. due 07/01/10	178,000	189,125
Koppers, Inc., 9.875% Sr. Sec. Nts. due 10/15/13	103,000	112,013
Trinity Industries, Inc., 6.50% Sr. Nts. due 03/15/14	150,000	147,375
Oil & Gas - 1.42%
Belden & Blake Corp., 8.75% Sr. Sec. Nts. due 07/15/12	150,000	153,750
Chesapeake Energy Corp., 6.375% Sr. Nts. due 06/15/15	100,000	99,000
6.875% Sr. Unsec. Nts. due 01/15/16	524,000	528,585
Clayton William Energy, 7.75% Sr. Nts. due 08/01/13	30,000	27,675
Compton Petroleum Finance Corp., 7.625% Sr. Nts. due 12/01/13	235,000	226,775
Forest Oil Corp., 7.75% Sr. Unsec. Nts. due 05/01/14	175,000	178,063
Frontier Oil Corp., 6.625% Sr. Nts. due 10/01/11	175,000	174,563
National Gas Co., 6.05% Nts. due 01/15/36 (a)	395,000	385,242
Newfield Exploration Co., 6.625% Sr. Sub. Nts. due 09/01/14	500,000	500,000
Pemex Project Funding Master Trust, 7.375% Unsec. Unsub. Nts. due 12/15/14	270,000	297,270
8.50% Unsec. Unsub. Nts. due 02/15/08	130,000	133,900
9.125% Unsec. Unsub. Nts. due 10/13/10	200,000	224,300
Premcor Refining Group, Inc., 9.50% Sr. Unsec. Nts. due 02/01/13	200,000	216,015
Quicksilver Resources, Inc., 7.125% Sr. Sub. Nts. due 04/01/16	255,000	249,263
Range Resources Corp., 6.375% Sr. Sub. Nts. due 03/15/15	80,000	78,000
7.375% Sr. Sub. Nts. due 07/15/13	100,000	102,500
7.50% Sr. Sub. Nts. due 05/15/16	310,000	317,750
Stone Energy Corp., 6.75% Sr. Sub. Nts. due 12/15/14	310,000	296,050
Transcontinental Gas Pipe Line Corp., 6.40% Sr. Unsec. Unsub. Nts. due 04/15/16	110,000	111,100
Vasco Re 2006 Ltd., 13.866% due 06/05/09 (a)(f)	320,000	324,224
Whiting Petroleum Corp., 7.25% Sr. Sub. Nts. due 05/01/12	200,000	200,500
Oil & Gas Equipment & Services - .07%
Basic Energy Services, Inc., 7.125% Sr. Unsec. Nts. due 04/15/16	75,000	73,875

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
PHI, Inc., 7.125% Sr. Unsec. Nts. due 04/15/13	$90,000	$87,075
RathGibson, Inc., 11.25% Sr. Unsec. Nts. due 02/15/14	75,000	79,500
Oil & Gas Exploration & Production - .21%
Berry Petroleum Co., 8.25% Sr. Sub. Nts. due 11/01/16	40,000	40,050
Pogo Producing Co., 7.875% due 05/01/13	80,000	81,200
Sabine Pass LNG LP, 7.25% Sr. Sec. Nts. due 11/30/13 (a)(f)	200,000	198,750
7.50% Sr. Sec. Nts. due 11/30/16 (a)	400,000	398,500
Oil & Gas Refining & Marketing - .07%
Tesoro Corp., 6.25% Sr. Unsec. Nts. due 11/01/12	120,000	119,400
6.625% Sr. Unsec. Nts. due 11/01/15	120,000	119,100
Oil & Gas Services - .32%
Hanover Compressor Co., 8.625% Sr. Nts. due 12/15/10	100,000	104,500
Hanover Equipment Trust 2001, 8.50% Sr. Sec. Nts., Series A due 09/01/08	44,000	44,550
Inergy LP/Inergy Finance Corp., 8.25% Sr. Unsec. Nts. due 03/01/16	50,000	52,500
Tengizchevroil LLP, 6.124% Sr. Sec. Nts. due 11/15/14 (a)	790,000	788,025
Universal Compression, Inc., 7.25% Sr. Unsec. Nts. due 05/15/10	100,000	100,500
Packaged Foods - .11%
Del Monte Corp., 6.75% Sr. Nts. due 02/15/15	60,000	59,400
8.625% Sr. Sub. Nts. due 12/15/12	100,000	105,500
Smithfield Foods, Inc., 7.00% Sr. Nts. due 08/01/11	100,000	101,000
7.625% Sr. Unsec. Sub. Nts. due 02/15/08	100,000	101,500
Packaging & Containers - .76%
Graham Packaging Co., 8.50% Sr. Nts. due 10/15/12	50,000	50,500
9.875% Sub. Nts. due 10/15/14	400,000	404,000
Graphic Packaging International, 8.50% Sr. Nts. due 08/15/11	250,000	258,750
9.50% Sr. Sub. Nts. due 08/15/13	100,000	105,500
Owens-Brockway Glass Container, Inc., 7.75% Sr. Sec. Nts. due 05/15/11	250,000	256,875
8.25% Sr. Unsec. Nts. due 05/15/13	413,000	426,939
8.75% Sr. Sec. Nts. due 11/15/12	250,000	265,000
8.875% Sr. Sec. Nts. due 02/15/09	88,000	89,980
Solo Cup Co., 8.50% Sr. Sub. Nts. due 02/15/14	350,000	302,750
Stone Container Corp., 8.375% Sr. Unsec. Nts. due 07/01/12	265,000	259,700
9.75% Sr. Unsec. Nts. due 02/01/11	86,000	88,688
Tekni-Plex, Inc., 10.875% Sr. Sec. Nts. due 08/15/12 (a)	45,000	50,625
Personal Products - .02%
Sally Holdings LLC, 9.25% Sr. Nts. due 11/15/14 (a)(f)	40,000	40,750
10.50% Sr. Sub. Nts. due 11/15/16 (a)(f)	40,000	40,800
Pharmaceuticals - .06%
Angiotech Pharmaceuticals, Inc., 7.75% Sr. Sub. Nts. due 04/01/14 (a)	80,000	69,600

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Valeant Pharmaceuticals International, 7.00% Sr. Nts. due 12/15/11 (f)	$150,000	$144,000
Pipelines - .93%
El Paso Corp., 7.875% Sr. Unsec. Nts. due 06/15/12 (f)	463,000	496,568
El Paso Production Holding Co., 7.75% Sr. Nts. due 06/01/13	625,000	653,906
Pacific Energy Partners LP/ Pacific Energy Finance Corp., 6.25% Sr. Unsec. Nts. due 09/15/15	30,000	29,329
Southern Natural Gas Co., 7.35% Nts. due 02/15/31	100,000	110,075
8.00% Sr. Unsub. Nts. due 03/01/32	200,000	233,700
Targa Resources, Inc., 8.50% Sr. Nts. due 11/01/13 (a)	160,000	161,200
Tennessee Gas Pipeline Co., 7.50% Unsec. Nts. due 04/01/17	600,000	654,682
Williams Cos. (The), Inc., 7.125% Nts. due 09/01/11	100,000	104,000
7.625% Nts. due 07/15/19	400,000	428,000
8.75% Unsec. Nts. due 03/15/32	250,000	282,500
Publishing & Printing - .28%
Idearc, Inc., 8.00% Sr. Nts. due 11/15/16 (a)(f)	305,000	309,575
Nielsen Finance LLC/Nielsen Finance Co., 10.00% Sr. Nts. due 08/01/14 (a)	340,000	368,475
12.50% Sr. Sub. Disc. Nts. due 08/01/16 (a)	285,000	196,294
Quebecor World Capital Corp., 8.75% Sr. Nts. due 03/15/16 (a)	75,000	71,813
Real Estate Investment Trusts - .13%
Felcor Lodging LP, 8.50% Sr. Nts. due 06/01/11	213,000	226,845
Host Hotels & Resorts LP, 6.875% due 11/01/14 (a)	40,000	40,500
Host Marriott LP, 6.375% Sr. Nts. due 03/15/15	180,000	177,525
Restaurants - .09%
Buffets, Inc., 12.50% Sr. Unsec. Nts. due 11/01/14 (a)	35,000	35,263
Domino's, Inc., 8.25% Sr. Sub. Nts. due 07/01/11	255,000	264,244
Retail - .30%
Asbury Automotive Group, Inc., 9.00% Sr. Sub. Nts. due 06/15/12	100,000	104,500
Jean Coutu Group, Inc., 8.50% Sr. Sub. Nts. due 08/01/14	400,000	402,500
Rent-A-Center, 7.50% Sr. Sub. Nts., Series B due 05/01/10	50,000	50,125
Rite Aid Corp., 8.125% Sr. Sec. Nts. due 05/01/10	150,000	153,188
9.50% Sr. Sec. Nts. due 02/15/11	150,000	156,938
Steinway Musical Instruments, 7.00% Sr. Nts. due 03/01/14 (a)	145,000	141,738
Savings & Loans - .03%
BankUnited Capital Trust, 10.25% Capital Securities due 12/31/26 (f)	100,000	105,250
Semiconductors - .49%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts. due 11/01/12	244,000	253,150

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Amkor Technology, Inc., 7.75% Sr. Nts. due 05/15/13	$350,000	$322,000
9.25% Sr. Unsec. Nts. due 06/01/16	100,000	98,000
Conexant Systems, Inc., 9.126% Sr. Sec. Nts. due 11/15/10 (a)(c)	70,000	71,050
Freescale Semiconductor, Inc., 8.875% Sr. Nts. due 12/15/14 (a)	210,000	209,213
9.125% Sr. Nts. due 12/15/14 (a)	350,000	347,813
10.125% Sr. Sub. Nts. due 12/15/16 (a)	280,000	280,350
NXP BV, 7.875% Sr. Sec. Bonds due 10/15/14 (a)	70,000	72,363
Telecommunication Equipment - .02%
Nortel Networks Ltd., 9.624% Sr. Nts. due 07/15/11 (a)(e)	77,000	81,139
Telecommunication Services - .08%
Level 3 Financing, Inc., 9.25% Sr. Nts. due 11/01/14 (a)	280,000	285,600
Orbcomm Global LP, Escrow Shares, 14.00% Sr. Nts. due 08/15/08 (f)(m)	75,000	—
Telecommunications - 2.12%
American Cellular Corp., 10.00% Sr. Nts., Series B due 08/01/11	310,000	327,825
American Tower Corp., 7.50% Sr. Nts. due 05/01/12	200,000	207,000
Cch II LLC/Cch II Cap CP, 10.25% Sr. Nts. due 09/15/10	275,000	287,031
CellNet Data Systems, Inc., Zero Coupon Sr. Unsec. Disc. Nts. due 10/01/07 (f)(m)(r)	45,000	—
Citizens Communications Co., 6.25% Sr. Nts. due 01/15/13	600,000	588,750
10.125% Gtd. Sr. Nts. due 06/15/13	450,000	484,875
Dobson Cellular Systems Corp., 8.375% Sec. Nts. due 11/01/11	50,000	52,688
Dobson Communications Corp., 8.875% Sr. Nts. due 10/01/13	227,000	231,256
9.624% Sr. Nts. due 10/15/12 (c)	45,000	45,900
IWO Holdings, Inc., 9.124% Sec. Nts. due 01/15/12 (c)(k)	40,000	40,800
Loral Skynet Corp., 14.00% Sr. Sec. Nts. due 10/15/15 (f)	34,000	39,015
Lucent Technologies, Inc., 6.45% Unsub. Unsec. Debs. due 03/15/29	700,000	645,750
Nextel Communications, Inc., 7.375% Sr. Nts., Series D due 08/01/15	540,000	553,730
Nextel Partners, Inc., 8.125% Sr. Nts. due 07/01/11	100,000	104,125
Nordic Telephone Co. Holdings, 8.875% Sr. Nts. due 05/01/16 (a)	75,000	80,250
Orion Network Systems, Inc., 12.50% Sr. Unsub. Disc. Nts. due 01/15/07 (r)	200,000	200
PanAmSat Corp., 9.00% Sr. Sec. Nts. due 06/15/16 (a)	100,000	105,875
9.00% Sr. Unsec. Nts. due 08/15/14	327,000	345,394
Qwest Capital Funding, Inc., 7.25% Sr. Unsec. Nts. due 02/15/11	300,000	306,375
7.90% Sr. Unsec. Nts. due 08/15/10	128,000	133,280
Rogers Wireless Communications, Inc., 7.50% Sr. Sec. Nts. due 03/15/15	250,000	271,250
8.00% Sr. Sub. Nts. due 12/15/12	150,000	160,125

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Rural Cellular Corp., 9.75% Sr. Sub. Nts. due 01/15/10	$613,000	$629,858
9.875% Sr. Nts. due 02/01/10	200,000	212,750
Telefonica Del Peru S.A., 8.00 % Sr. Unsec. Nts. due 04/11/16 (PEN) (a)(f)	1,026,300	353,986
Time Warner Telecommunications Holdings, Inc., 9.25% Sr. Nts. due 02/15/14	410,000	438,188
U.S. Unwired, Inc., 10.00% Sr. Sec. Nts. due 06/15/12	125,000	137,500
UbiquiTel Operating Co., 9.875% Sr. Nts. due 03/01/11	300,000	324,000
Valor Telecommunications Enterprises LLC/Finance Corp., 7.75% Sr. Nts. due 02/15/15	75,000	80,719
Textiles - .14%
Collins & Aikman Floorcoverings, Inc., 9.75% Sr. Unsec. Sub. Nts. due 02/15/10	175,000	178,938
INVISTA, 9.25% Sr. Nts. due 05/01/12 (a)	265,000	284,213
Transportation - .07%
Greenbrier Cos., Inc., 8.375% Sr. Nts. due 05/15/15	140,000	142,450
Horizon Lines LLC, 9.00% Sr. Nts. due 11/01/12	79,000	82,950
Wireless Telecommunication Services - .35%
Autopistas Del Nordeste, 9.39% Nts. due 01/15/26 (a)(f)	644,021	663,342
Cricket Communications, Inc., 9.375% Sr. Nts. due 11/01/14 (a)	130,000	137,150
Intelsat Bermuda, Ltd., 11.25% Sr. Nts. due 06/15/16 (a)	60,000	65,850
Province Del Neuquen, 8.656% Sr. Sec. Nts due 10/18/14 (a)(f)	295,000	305,325
Total Corporate Bonds and Notes (cost: $112,190,265)		113,436,906
	shares
Common Stocks - .28%
American Tower Corp. - Class A (b)	2,818	105,055
Cebridge Connections Holding LLC (f)(m)	466	—
Charles River Laboratories International, Inc. (b)	760	32,870
Chesapeake Energy Corp.	113	3,283
Covad Communications Group, Inc. (b)	4,132	5,702
Dobson Communications Corp. - Class A (b)	6,436	56,058
Dynegy, Inc. (b)	38	275
El Paso Corp.	7,300	111,544
Goldman Sachs Group, Inc. (The)	332	66,184
ICO Global Communication Holdings Ltd. (b)	3,162	14,450
Idearc, Inc. (b)	11	315
Kaiser Aluminum & Chemical Corp., Escrow Shares (f)(m)	250,000	—
Kaiser Aluminum Corp. (b)	736	41,201

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Strategic Income Fund  (continued)

	shares	market value (note 1)
Leap Wireless International, Inc. (b)	618	$36,753
Liberty Global, Inc. - Class A (b)	1,045	30,462
Liberty Global, Inc. - Class C (b)	1,060	29,680
Loral Space & Communications Ltd. (b)	2,156	87,792
Metromedia Fiber Network, Inc., Escrow Shares (f)(m)	150,000	—
NTL, Inc.	11,245	283,824
Orbital Sciences Corp. (b)	279	5,145
Prandium, Inc. (b)(f)	3,625	36
Purina Mills, Inc., Escrow Shares (b)(f)(m)	50,000	—
Southern Pacific Funding Corp., Liquidating Trust (b)(f)(h)(m)	52,418	—
Sterling Chemicals, Inc. (b)(f)	268	3,417
TVMAX Holdings, Inc. (b)(f)	250	250
Verizon Communications, Inc.	233	8,677
Viatel Holding Ltd. (Bermuda) (b)(f)	451	2
Western Forest Products, Inc. (b)	8,485	13,970
WRC Media Corp. (a)(b)(f)	270	3
XO Holdings, Inc. (b)	338	1,453
Total Common Stocks (cost: $1,910,684)		938,401
Preferred Stocks - .12%
Dobson Communications Corp. 6.00% Cvt. Series F, Non-Vtg. (a)	110	21,024
Eagle-Picher Holdings, Inc. 11.75% Cum. Exchangeable, Series B, Non-Vtg. (b)(f)(m)	10	—
ICG Holdings, Inc. 14.25% Exchangeable, Non-Vtg. (b)(f)(h)(m)	43	—
ION Media Networks, Inc. 14.25% Cum. Non-Vtg. (f)(h)	17	125,800
Loral Skynet Corp. 12.00% Cum., Series A, Non-Vtg. (b)(f)	304	62,624
PTV, Inc. 10.00% Cum., Series A, Non-Vtg. (b)	3	11
Rural Cellular Corp. 11.375% Cum., Series B, Non-Vtg. (b)(f)	19	23,750
Sovereign Real Estate Investment Trust 12.00% Non-Cum., Series A (a)(b)(f)	114	177,270
Total Preferred Stocks (cost: $329,199)		410,479
	units
Rights, Warrants and Certificates - .03%
COLO.com, Inc. Wts., Exp. 03/15/10 (a)(b)(f)(m)	50	—
HF Holdings, Inc. Wts., Exp. 09/27/09 (b)(f)(m)	361	—
Long Distance International, Inc. Wts., Exp. 04/15/08 (a)(b)(f)(m)	50	—
Ntelos, Inc. Wts., Exp. 08/15/10 (a)(b)(f)(m)	50	—
Pathmark Stores, Inc. Wts., Exp. 09/19/10 (b)	970	243
Price Communications Corp. Wts., Exp. 08/01/07 (b)	516	—
Sterling Chemicals, Inc. Wts., Exp. 12/31/07 (b)(f)(m)	432	4
Venezuela (Republic of) Oil Linked Payment Obligation Wts., Exp. 04/15/20 (b)(f)	2,800	92,400

Atlas Strategic Income Fund  (continued)

	units	market value (note 1)
Verado Holdings, Inc. Cl. B Wts., Exp. 04/15/08 (b)(f)(m)	75	$49
XO Holdings, Inc., Cl. A Wts., Exp. 01/16/10 (b)	677	474
Cl. B Wts., Exp. 01/16/10 (b)	508	218
Cl. C Wts., Exp. 01/16/10 (b)(f)	508	112
Total Rights, Warrants and Certificates (cost: $29,487)		93,500
	face amount or units (i & j)
Structured Instruments - 13.62%
Barclays Bank PLC, Russia Federation Credit Linked Nts., Zero Coupon due 08/18/08 (RUB)	$60,000,000	2,088,165
Citigroup Global Markets Holdings, Inc., Argentina (Republic of) Credit Linked Nts., Zero Coupon due 05/22/08 (a)	254,522	269,272
Argentina (Republic of) Unsec. Credit Linked Nts., Zero Coupon due 04/16/10	311,087	251,330
Brazil (Federal Republic of) Unsec. Credit Linked Nts., Zero Coupon due 01/03/08 (BRL)	655,211	272,935
Brazil (Federal Republic of) Unsec. Credit Linked Nts., Zero Coupon due 01/02/09 (BRL)	752,072	278,550
due 01/05/10 (BRL)	996,000	438,287
due 01/05/10 (a) (BRL)	841,827	223,048
Brazilian Real Unsec. Credit Linked Nts., 10.00% due 01/05/10 (BRL)	1,570,000	690,874
Colombia (Republic of) Credit Linked Nts., Series II, 15.00% due 04/27/12 (a)	186,420,823	104,341
Colombia (Republic of) Unsec. Credit Linked Nts., 15.00% due 04/26/12 (COP)	315,900,000	176,812
Colombia (Republic of) Unsec. Credit Linked Nts., 15.00% due 04/27/12 (a)	352,000,000	197,017
Colombia (Republic of) Unsec. Credit Linked Nts., Series B, 15.00% due 04/26/12 (COP)	405,000,000	226,682
Columbia (Republic of) Credit Linked Nts., 11.00% due 07/27/20 (a)	160,740	195,590
Dominican Republic Credit Linked Nts., Zero Coupon due 05/14/07	210,201	202,230
17.00% due 03/12/07	236,557	220,870
17.00% due 03/12/07	193,646	189,748
22.00% due 10/03/11	137,725	160,564
Series II, Zero Coupon due 04/23/07 (a)	83,428	80,756
Dominican Republic Unsec. Credit Linked Nts., Zero Coupon due 04/30/07 (a)	166,563	160,900
Nts., Zero Coupon due 09/24/07 (a)	454,545	417,972
9.55% due 07/02/07 (DOP)	2,700,000	76,649
Series II, Zero Coupon due 04/30/07	75,349	72,787
Egypt (The Arab Republic of) Credit Linked Nts., Zero Coupon due 03/22/07 (f)	234,043	239,929
Zero Coupon due 07/12/07 (f)	242,996	251,292
Egypt (The Arab Republic of) Unsec. Credit Linked Nts., Zero Coupon due 01/30/07 (f) (EGP)	710,000	123,247
due 02/22/07 (f)	240,258	248,657
8.50% due 02/16/08 (a)	198,401	194,134

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Nigeria (Federal Republic of) Credit Linked Nts., Zero Coupon due 07/22/07 (a)	$293,958	$310,996
14.50% due 03/01/11 (a)	673,267	714,773
Series II, 14.50% due 04/04/11 (a)	485,154	522,054
Russian Federation Credit Linked Nts., 7.50% due 12/04/08 (RUB)	8,700,000	333,148
Ukraine Hryvnia Unsec. Credit Linked Nts., 11.94% due 01/04/10 (a)	72,877	65,143
Zambia (Republic of) Credit Linked Nts., Zero Coupon due 02/21/07 (a)	225,957	174,190
Series II, Zero Coupon due 02/21/07 (a)	93,477	70,561
Credit Suisse First Boston International, Indonesia (Republic of) Total Return Linked Nts., 12.00% due 09/16/11 (IDR)	3,300,000,000	401,027
Lukoil Credit Linked Nts., Series Fbi 105, 7.25% due 11/19/09 (RUB)	9,640,000	367,958
Moscow (City of) Credit Linked Nts., Series Fbi 101, 10.00% due 12/31/10 (f) (RUB)	8,645,000	369,078
Series Fbi 98, 11.00% due 04/21/09 (RUB)	8,895,000	370,998
OAO Gazprom Credit Linked Nts., 8.11% due 01/21/07 (RUB)	9,335,000	355,379
Russian Federation Linked Nts., 6.67% due 01/22/09 (RUB)	8,420,000	320,162
Turkey (Republic of) Credit Linked Nts., Series EMG059, Zero Coupon due 07/16/08 (TRY)	340,000	178,109
U.S. Dollar/South African Rand Linked Nts., Series Fbi 43, 1.196% due 05/23/22 (c)	245,000	239,463
Ukraine (Republic of), Credit Linked Nts., Series EMG 13, 11.94% due 12/30/09 (UAH)	745,000	160,126
Credit Suisse First Boston, Inc. (Nassau Branch), Turkey (Republic of) Credit Linked Nts., Series 2, Zero Coupon due 07/16/08 (TRY)	1,160,000	607,667
Ukraine (Republic of) Credit Linked Nts., 11.94% due 12/30/09 (UAH)	200,000	42,987
Ukraine (Republic of) Credit Linked Nts., Series EMG 11, 11.94% due 12/30/09 (UAH)	224,000	48,145
Ukraine (Republic of) Credit Linked Nts., Series NPC 12, 11.94% due 12/30/09 (UAH)	1,460,000	313,614
Deutsche Bank AG, Argentina (Republic of) Credit Linked Nts., 8.50% due 12/21/11 (ARS)	940,000	801,874
Arrendadora Capita Corp. SA de CV/Capita Corp. de Mexico SA de CV Credit Linked Nts., 9.09% due 01/05/11 (f) (MXN)	3,466,926	319,025
Arrendadora Capita Corp. SA de CV/Capita Corp. de Mexico SA de CV Credit Linked Nts., 9.52% due 01/05/11 (f) (MXN)	2,269,449	209,369
Arrendadora Capita Corp. SA de CV/Capita Corp. de Mexico SA de CV Credited Linked Nts., 9.65% due 01/05/11 (f) (MXN)	2,266,283	208,518
Brazil (Federal Republic of) Credit Linked Nts., Series E, Zero Coupon due 03/03/10	600,000	500,940
Brazil (Republic of) Credit Linked Nts., 6.00% due 08/18/10 (BRL)	525,000	367,786

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Campania Total Return Linked Nts., 4.211% due 07/30/10 (EUR)	$1,800,000	$2,332,787
Colombia (Republic of) Credit Linked Nts., 13.50% due 09/15/14 (COP)	403,000,000	223,581
Compania Total Return Linked Nts., 4.424% due 07/30/10 (EUR)	1,550,000	2,039,788
Egypt (The Arab Republic of) Total Return Linked Nts., Zero Coupon due 09/12/07 (f) (EGP)	2,000,000	325,813
European Investment Bank Russian Federation Credit Linked Nts., Zero Coupon due 01/19/10 (a)(d)	240,000	207,960
Federalnaya Stevaya Kompaniya Edinoy Energe, Credit Linked Nts., 7.10% due 12/12/08 (RUB)	8,650,000	329,975
Grupo TMM SA Credit Linked Nts., 6.00% due 09/01/12 (f)	476,305	479,914
Halyk Bank of Kazakhstan Total Return Linked Nts., Series I, 7.25% due 03/20/09 (KZT)	64,250,000	519,556
Indonesia (Republic of) Credit Linked Nts., 9.50% due 06/22/15	280,000	267,922
Indonesia (Republic of) Credit Linked Nts., 14.25% due 06/22/13	294,400	351,915
Nigeria (Federal Republic of) Credit Linked Nts., 15.00% due 01/27/09 (NGN)	22,600,000	187,926
Nigeria (Republic of) Credit Linked Nts., 12.50% due 02/24/09 (NGN)	16,800,000	133,927
Peru (Republic of) Credit Linked Nts., 6.729% due 02/20/11	225,000	229,419
Rosselkhozbank Credit Linked Nts., Zero Coupon due 02/20/08 (RUB)	9,860,000	346,013
Russian Federation Credit Linked Nts., Zero Coupon due 12/02/09 (RUB)	6,685,000	264,279
Russian Federation Total Return Linked Nts., Series II, 9.00% due 04/19/11 (RUB)	7,865,000	321,719
Sberbank Credit Linked Nts., Zero Coupon due 02/20/08 (RUB)	9,860,000	346,688
due 02/25/08 (RUB)	13,150,000	461,790
Ukraine (Republic of) 5 yr. Credit Linked Nts., 4.05% due 08/25/10	260,000	266,229
Ukraine (Republic of) 5.5 yr. Credit Linked Nts., 4.05% due 02/25/11	260,000	266,004
Ukraine (Republic of) 6 yr. Credit Linked Nts., 4.05% due 08/25/11	260,000	265,864
Ukraine (Republic of) 6.5 yr. Credit Linked Nts., 4.05% due 02/27/12	260,000	265,490
Ukraine (Republic of) 7 yr. Credit Linked Nts., 4.05% due 08/28/12	260,000	264,755
Ukraine (Republic of) Credit Linked Nts., Zero Coupon due 05/16/07 (UAH)	770,000	152,345
10.208% due 07/01/09 (f) (UAH)	832,200	147,963
11.94% due 12/30/09 (UAH)	92,000	19,435
11.94% due 12/30/09 (UAH)	325,000	68,803
Series A, 5.592% due 05/16/07 (UAH)	770,000	152,345
United Mexican States BORHIS Total Return Linked Nts., 6.10% due 09/25/35 (MXN)	790,000	288,116

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Videocon International Ltd. Credit Linked Nts, Zero Coupon due 12/29/09 (f)	$590,000	$592,926
Dresdner Bank AG, Lukoil Credit Linked Nts., Series 3, 7.04% due 12/18/11	200,000	200,000
Emblem Finance Co. Ltd., Kingdom of Swaziland Credit Linked Nts., 9.365% due 06/20/10 (a)(c)	420,000	416,934
Goldman Sachs International, OJSC Russian Agricultural Bank Total Return Linked Nts., 7.25% due 12/21/09 (RUB)	8,650,000	328,579
Russian Federation Total Return Linked Nts., 8.00% due 05/13/09 (RUB)	16,600,000	650,605
JP Morgan Chase Bank, Argentina (Republic of) Credit Linked Nts., Zero Coupon due 12/19/11 (a)(f)	2,050,246	704,266
Brazil (Federal Republic of) Credit Linked Nts., Zero Coupon due 11/30/12 (a)	454,316	377,219
Zero Coupon due 06/01/13 (BRL)	2,010,000	432,002
Zero Coupon due 01/02/15 (BRL)	3,730,000	666,849
Zero Coupon due 01/02/15 (BRL)	1,250,600	223,582
6.00% due 05/15/45 (a)(f)	1,475,000	936,979
Colombia (Republic of) Credit Linked Bonds, Zero Coupon due 10/31/16 (a)(f)	983,864	349,272
Zero Coupon due 08/03/20	1,679,662	466,647
Colombia (Republic of) Credit Linked Bonds, Series A, Zero Coupon due 10/31/16 (a)(f)	983,795	349,247
Peru (Republic of) Credit Linked Nts., Zero Coupon due 09/02/15 (a)	359,777	197,554
Lehman Brothers International, Romania (The State of) Treasury Bills Total Return Linked Nts., 7.90% due 02/08/10 (RON)	279,800	118,557
Lehman Brothers Special Financing, Inc., Romania (The State of) Treasury Bills Linked Nts., 7.75% due 04/18/08 (RON)	70,000	25,863
Romania (The State of) Treasury Bills Total Return Linked Nts., 6.50% due 03/08/10 (RON)	754,500	303,840
6.75% due 03/10/08 (RON)	880,000	363,809
7.25% due 04/18/10 (RON)	71,000	29,337
7.50% due 03/05/07 (RON)	118,000	49,629
7.75% due 04/18/08 (RON)	170,000	62,810
7.90% due 02/11/08 (RON)	640,300	270,786
Merrill Lynch Global Markets & Investment Banking Group, Russian Federation Credit Linked Nts., 10.50% due 05/12/08 (f) (RUB)	3,000,000	113,958
Morgan Stanley & Co. International Ltd., Red Arrow International Leasing PLC Total Return Linked Nts., Series A, Zero Coupon due 06/30/12 (f) (RUB)	8,394,562	322,456
Red Arrow International Leasing PLC Total Return Linked Nts., Series B, Zero Coupon due 06/30/12 (f) (RUB)	6,932,555	262,986
Morgan Stanley Capital Services, Inc., Bank Center Credit Total Return Linked Nts., 8.35% due 05/30/08 (KZT)	95,000,000	754,244

Atlas Strategic Income Fund  (continued)

	face amount or units (i & j)	market value (note 1)
Philippines (Republic of) Credit Linked Nts., Zero Coupon due 09/20/15 (a)(c)(f)	$3,350,000	$3,956,929
Zero Coupon due 09/20/15 (a)(f)	340,000	385,039
8.21% due 06/20/16 (a)(f)	120,000	125,351
Ukraine (Republic of) Credit Linked Nts., Tranche A, Zero Coupon due 02/01/09	610,000	610,000
Tranche B, Zero Coupon due 02/01/09	820,000	820,000
United Mexican States Credit Linked Nts., 5.64% due 11/20/15 (a)	300,000	302,328
Venezuela (Republic of) 10 yr. Credit Linked Nts., 3.48% due 11/20/15 (a)	650,000	701,395
Venezuela (Republic of) Credit Linked Nts., 6.49% due 05/20/10 (a)	750,000	810,518
Venezuela (Republic of) Credit Linked Nts., 6.636% due 05/20/10 (a)	385,000	392,812
UBS AG, Israel (State of) Credit Linked Nts., 7.50% due 04/05/14	1,742,800	505,217
Total Structured Instruments (cost: $43,242,298)		46,134,574

	expiration date	strike price		contracts/ face subject to call/put
Options Purchased - .03%
Euro Call	01/07	1.34	EUR	188,000,000	252
Euro Call	03/07	1.33	EUR	327,000,000	33,962
Turkish Lira Call	01/07	1.76	TRY	1,510,000	77,316
Total Options Purchased (cost: $102,291)					111,530

	face amount
Short-Term Investments - 5.09%
Triparty Repurchase Agreement dated December 29, 2006 with Investors Bank & Trust Co., effective yield of 3.10%, due January 2, 2007, collateralized by U.S. Treasury Bonds, 2.75%, August 15, 2007 with a value of $17,589,580	$17,244,686	17,244,686
Total Short-Term Investments (cost: $17,244,686)		17,244,686
Total Securities (cost: $341,653,029) - 102.53%		347,399,991
Other Assets and Liabilities, Net - (2.53)%		(8,586,832)
Net Assets - 100.00%		$338,813,159

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund  (continued)

Investment Category (Unaudited)	Percent Of Net Assets
Corporate Bonds and Notes	33.48%
Foreign Government Obligations	21.69
Structured Instruments	13.62
Mortgage-Backed Obligations	10.59
Collateralized Mortgage Obligations	6.42
U.S. Government Obligations	5.63
Government-Sponsored Enterprises (Non-Mortgage-Backed)	3.29
Asset-Backed Securities	1.78
Loan Participations	0.48
Common Stocks	0.28
Preferred Stocks	0.12
Options Purchased	0.03
Rights, Warrants and Certificates	0.03
Short-Term Investments	5.09
Forward Foreign Currency Contracts	0.19
Futures Contracts	0.17
Swap Agreements	0.56
103.45%

Atlas U.S. Government and Mortgage Securities Fund

	face amount	market value (note 1)
Asset-Backed Securities - 6.57%
Home Equity - 6.57%
Ace Securities Corp., Home Equity Loan Pass-Through Certificates, Series 2005-HE7, Cl. A2B, 5.53% due 11/25/35 (c)	$530,000	$530,188
Argent Securities Trust, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 5.83% due 05/25/34 (c)	1,650,000	1,654,856
Series 2006-W5, Cl. A2B, 5.45% due 06/25/36 (c)	660,000	660,091
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates, Series 2005-D, Cl. AF1, 5.04% due 10/25/35	159,480	158,832
Series 2006-A, Cl. AV2, 5.45% due 06/25/36 (c)	820,000	820,121
Countrywide Asset-Backed Certificates Trust, Series 2005-16, Cl. 2AF2, 5.382% due 05/25/36	370,000	368,543
Series 2005-17, Cl. 1AF1, 5.55% due 05/25/36 (c)	419,164	419,376
Series 2005-17, Cl. 1AF2, 5.363% due 05/25/36	250,000	248,950
First Franklin Mortgage Loan Trust, Mtg.Pass-Through Certificates, Series 2005-FF10, Cl. A3, 5.56% due 11/25/35 (c)	1,570,000	1,570,575
Series 2006-FF10, Cl. A3, 5.41% due 07/25/36 (c)	650,000	650,009
Series 2006-FF5, Cl. 2A1, 5.40% due 04/25/36 (c)	357,132	357,157
Series 2006-FF9, Cl. 2A2, 5.43% due 06/25/36 (c)	330,000	330,005
Household Home Equity Loan Trust, Home Equity Loan Pass-Through Certificates, Series 2005-3, Cl. A1, 5.61% due 01/20/35 (c)	509,010	509,517
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-10, Cl. 2A3B, 5.55% due 01/25/36	534,984	530,511
Series 2005-2, Cl. 2A1B, 5.18% due 08/25/35	609,729	608,013
Series 2005-4, Cl. 2A1B, 5.17% due 10/25/35	487,616	485,273
Morgan Stanley ABS Capital I, Mtg. Pass-Through Certificates, Series 2005-WMC6, Cl. A2B, 5.61% due 07/25/35 (c)	410,000	410,533
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 5.45% due 07/25/36 (c)	1,080,000	1,080,167
Popular Asset-Backed Securities, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68% due 01/25/36	380,000	378,732

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas U.S. Government and Mortgage Securities Fund  (continued)

	face amount	market value (note 1)
Residential Asset Mortgage Products, Inc., Mtg. Asset-Backed Pass-Through Certificates, Series 2004-RS7, Cl. AI3, 4.45% due 07/25/28	$562,368	$558,096
Series 2006-RS4, Cl. A1, 5.43% due 07/25/36 (c)	346,741	346,769
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-2, Cl. A1, 5.41% due 04/25/36 (c)	338,055	338,077
Wells Fargo Home Equity Trust, Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 5.42% due 07/25/36 (c)	640,000	640,009
Total Asset-Backed Securities (cost: $13,681,212)		13,654,400
Mortgage-Backed Obligations - 103.09%
Government-Sponsored Enterprises - 102.78%
Fannie Mae, 4.50% due 05/01/18-12/01/20	6,327,772	6,117,745
5.00% due 12/01/17-03/01/34	21,579,370	21,128,142
5.00% due 01/01/22-01/01/37 (n)	7,408,000	7,259,234
5.50% due 05/01/24-12/01/33	49,875,297	49,421,250
5.50% due 01/01/22 (n)	11,126,000	11,122,529
6.00% due 03/01/24-04/01/33	26,039,023	26,293,672
6.00% due 01/01/22 (n)	9,927,000	10,063,496
6.50% due 06/01/17-11/01/31	5,788,460	5,938,542
6.50% due 01/01/37 (n)	23,654,000	24,097,512
7.00% due 04/01/28-01/01/36	2,712,563	2,794,743
7.50% due 12/01/17-01/01/33	905,222	945,378
8.00% due 12/01/24-02/01/28	1,164,184	1,232,634
8.50% due 08/01/14-03/01/27	368,928	395,260
9.00% due 06/01/21-04/01/25	281,605	305,965
9.50% due 10/01/20-11/01/20	2,300	2,522
Freddie Mac, 4.50% due 05/01/19	2,835,962	2,738,437
5.00% due 08/01/33	2,400,172	2,319,977
5.00% due 01/01/37 (n)	34,736,000	33,509,402
6.00% due 05/01/18-10/01/32	3,761,268	3,812,689
6.50% due 04/01/18-09/01/28	2,224,780	2,278,447
7.00% due 12/01/23-05/01/29	255,923	263,824
7.50% due 04/01/23-05/01/24	796,446	831,351
8.00% due 06/01/24-11/01/26	289,997	305,485
8.50% due 10/01/21-08/01/26	87,262	93,556
9.00% due 08/01/19-10/01/24	156,364	168,313
9.50% due 09/01/16-05/01/21	22,600	24,338
10.00% due 08/01/17-08/01/20	4,521	4,974
10.50% due 12/01/18-05/01/20	17,732	19,703
U.S. Government Agencies - .31%
Government National Mortgage Association, 7.50% due 10/15/22-03/15/24	508,274	530,484
8.00% due 04/15/23-06/15/25	102,754	108,789
8.50% due 07/15/16	2,427	2,587
Total Mortgage-Backed Obligations (cost: $216,038,205)		214,130,980
Collateralized Mortgage Obligations - 29.37%
Banc of America Mortgage Securities, Inc., Pass-Through Certificates, Series 2005-3, Cl. A2, 4.501% due 07/10/43	1,140,000	1,113,450
Series 2005-E, Cl. 2A2, 4.975% due 06/25/35 (c)	69,685	69,525

Atlas U.S. Government and Mortgage Securities Fund  (continued)

	face amount	market value (note 1)
Series 2006-5, Cl. A2, 5.317% due 10/10/11	$1,025,000	$1,027,700
Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1, Cl. A2B, 5.536% due 03/01/36	250,000	249,090
Countrywide Alternative Loan Trust, Series 2005-J1, Cl. 3A1, 6.50% due 08/25/32	1,622,103	1,638,832
Series 2005-J3, Cl. 3A1, 6.50% due 09/25/34	1,803,450	1,833,084
Deutsche Alt-A Securities, Inc., Mortgage Loan Trust, Series 2006-AB2, Cl. A7, 5.961% due 06/25/36	1,098,157	1,095,472
Series 2006-AB3, Cl. A7, 6.36% due 07/25/36	319,253	319,143
Fannie Mae, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates Trust, Series 1993-215, Cl. ZQ 6.50% due 11/25/23	773,584	790,791
Series 2001-82, Cl. ZA, 6.50% due 01/25/32	340,565	350,128
Series 2002-56, Cl. KW, 6.00% due 04/25/23	1,190,000	1,199,730
Series 2002-9, Cl. PC, 6.00% due 03/25/17	866,905	878,155
Series 2003-17, Cl. EQ, 5.50% due 03/25/23	508,000	496,032
Series 2003-23, Cl. EQ, 5.50% due 04/25/23	1,993,000	1,948,574
Series 2003-28, Cl. KG, 5.50% due 04/25/23	1,564,000	1,539,414
Series 2003-84, Cl. PW, 3.00% due 06/25/22	761,962	748,482
Series 2005-100, Cl. BQ, 5.50% due 11/25/25	620,000	596,920
Series 2005-109, Cl. AH, 5.50% due 12/25/25	3,055,000	2,960,294
Series 2005-71, Cl. DB, 4.50% due 08/25/35	4,000,000	3,690,623
Series 2006-11, Cl. PS, 4.95% due 03/25/36 (c)	378,891	376,065
Series 2006-44, Cl. OA, 5.50% due 12/25/26	1,630,000	1,633,082
Series 2006-50, Cl. KS, 4.583% due 06/25/36 (c)	1,266,092	1,223,278
Series 2006-50, Cl. SA, 4.693% due 06/25/36 (c)	587,038	567,466
Series 2006-50, Cl. SK, 4.583% due 06/25/36 (c)	225,253	217,551
Series 2006-57, Cl. PA, 5.50% due 08/25/27	2,161,606	2,163,212
Fannie Mae, Interest-Only Stripped Floating Mtg.-Backed Security, Series 2001-65, Cl. S, 2.55% due 11/25/31 (c)(g)	1,213,019	115,703
Series 2003-118, Cl. S, 2.75% due 12/25/33 (c)(g)	2,097,955	258,077
Series 2003-33, Cl. SP, 2.90% due 05/25/33 (c)(g)	1,038,031	129,367
Series 2005-40, Cl. SA, 1.35% due 05/25/35 (c)(g)	5,153,778	249,016

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Government and Mortgage Securities Fund  (continued)

	face amount	market value (note 1)
Series 2005-40, Cl. SB, 1.40% due 05/25/35 (c)(g)	$5,474,455	$237,271
Series 2005-63, Cl. SA, 1.35% due 10/25/31 (c)(g)	312,839	15,705
Series 2005-71, Cl. SA, 1.40% due 08/25/25 (c)(g)	1,710,769	98,453
Series 2005-87, Cl. SG, 1.35% due 10/25/35 (c)(g)	2,971,042	160,779
Series 2006-119, Cl. MS, 1.38% due 12/25/36 (c)(g)	1,931,233	105,083
Series 2006-33, Cl. SP, 1.85% due 05/25/36 (c)(g)	4,722,319	409,160
Series 2006-34, Cl. SK, 1.85% due 05/25/36 (c)(g)	1,564,812	138,045
Fannie Mae, Interest-Only Stripped Mtg.-Backed Security, Series 2003-33, Cl. IA, 6.50% due 05/25/33 (g)	408,795	88,408
Series 2003-46, Cl. IH, 5.50% due 06/25/33 (g)	3,565,731	727,978
Series 221, Cl. 2, 7.50% due 05/01/23 (g)	2,146,793	484,744
Series 254, Cl. 2, 7.50% due 01/01/24 (g)	2,076,633	485,785
Series 294, Cl. 2, 7.00% due 02/01/28 (g)	2,191,413	486,331
Series 321, Cl. 2, 6.50% due 03/01/32 (g)	254,994	58,154
Series 322, Cl. 2, 6.00% due 04/01/32 (g)	1,901,541	421,499
Series 331, Cl. 9, 6.50% due 12/01/32 (g)	2,999,720	725,876
Series 344, Cl. 2, 6.00% due 12/01/33 (g)	378,549	85,133
Series 346, Cl. 2, 5.50% due 12/01/33 (g)	301,601	69,123
Series 362, Cl. 12, 6.00% due 08/01/35 (g)	1,557,983	326,002
Series 362, Cl. 13, 6.00% due 08/01/35 (g)	864,538	181,321
Freddie Mac, Gtd. Multiclass Mtg. Participation Certificates, Series 3153, Cl. FJ, 5.73% due 05/15/36 (c)	390,397	391,800
Freddie Mac, Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2016, Cl. G, 6.50% due 04/15/28	408,890	417,848
Series 2043, Cl. ZP, 6.50% due 04/15/28	644,257	658,172
Series 2058, Cl. TE, 6.50% due 05/15/28	399,375	407,488
Series 2072, Cl. A, 6.50% due 07/15/28	1,491,882	1,498,284
Series 2078, Cl. PE, 6.50% due 08/15/28	759,811	774,533
Series 2173, Cl. Z, 6.50% due 07/15/29	836,723	857,793
Series 2326, Cl. ZP, 6.50% due 06/15/31	33,906	34,639
Series 2461, Cl. PZ, 6.50% due 06/15/32	657,309	684,462
Series 2504, Cl. FP, 5.83% due 03/15/32 (c)	667,429	675,001
Series 2515, Cl. FP, 5.72% due 10/15/32 (c)	2,510,985	2,529,240
Series 2534, Cl. EF, 5.68% due 05/15/22 (c)	7,083,001	7,122,257
Series 3025, Cl. SJ, 5.133% due 08/15/35 (c)	80,324	80,703
Freddie Mac, Interest-Only Stripped Floating Mtg.-Backed Security, Series 2136, Cl. SG, 2.30% due 03/15/29 (c)(g)	3,495,464	229,949
Series 2399, Cl. SG, 2.60% due 12/15/26 (c)(g)	2,094,936	161,959

Atlas U.S. Government and Mortgage Securities Fund  (continued)

	face amount	market value (note 1)
Series 2493, Cl. S, 2.75% due 09/15/29 (c)(g)	$244,993	$20,328
Series 3000, Cl. SE, 0.80% due 07/15/25 (c)(g)	2,720,667	94,039
Freddie Mac, Interest-Only Stripped Mtg.-Backed Security, Series 183, Cl. IO, 7.00% due 04/01/27 (g)	1,408,698	308,283
Series 217, Cl. IO, 6.50% due 02/01/32 (g)	482,381	108,313
Series 218, Cl. IO, 6.00% due 02/01/32 (g)	677,934	147,344
Freddie Mac, Principal-Only Stripped Mtg.-Backed Security, Series 216, Cl. PO, Zero Coupon due 01/01/32	1,245,282	975,583
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2005-C3, Cl. A2, 4.853% due 07/10/45	660,000	652,209
Government National Mortgage Association, Interest-Only Stripped Floating Mtg.-Backed Security, Series 2006-47, Cl. SA, 1.45% due 08/16/36 (c)(g)	1,843,439	94,209
Greenwich Capital Commercial Funding Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-GG5, Cl. A2, 5.117% due 04/10/37	720,000	717,440
JP Morgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-LDP2, Cl. A2, 4.575% due 07/15/42	280,000	274,149
Series 2005-LDP4, Cl. A2, 4.79% due 10/15/42	950,000	935,590
JP Morgan Mortgage Trust, Pass-Through Certificates, Series 2005-S2, Cl. 3A1, 6.712% due 02/25/32 (c)	1,519,400	1,533,278
Lehman Brothers/UBS, Commercial Mtg.Pass-Through Certificates, Series 2005-C5, Cl. A2, 4.885% due 09/15/40	790,000	782,385
Residential Accredit Loans, Inc., Asset-Backed Pass-Through Certificates, Series 2006-QS5, Cl. A2, 6.00% due 05/25/36	1,295,286	1,292,152
Residential Asset Securitization Trust, Pass-Through Certificates, Series 2006-A9CB, Cl. A5, 6.00% due 09/25/36	1,316,120	1,313,256
Washington Mutual Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2005-AR8, Cl. 2AB1, 5.60% due 07/25/45 (c)	455,021	455,916
Total Collateralized Mortgage Obligations (cost: $60,960,960)		61,011,708

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas U.S. Government and Mortgage Securities Fund  (continued)

	face amount	market value (note 1)
Short-Term Investments - 1.93%
Federal Home Loan, Disc. Nts., 4.83% due 01/02/07	$4,000,000	$3,998,390
Total Short-Term Investments (cost: $3,998,390)		3,998,390
Total Securities (cost: $294,678,767) - 140.96%		292,795,478
Other Assets and Liabilities, Net - (40.96)%		(85,081,302)
Net Assets - 100.00%		$207,714,176

Investment Category (Unaudited)	Percent Of Net Assets
Mortgage-Backed Obligations	103.09%
Collateralized Mortgage Obligations	29.37
Asset-Backed Securities	6.57
Short-Term Investments	1.93
Futures Contracts	(0.08)
140.88%

Atlas California Municipal Money Fund

	face amount	market value (note 1)
Commercial Paper - 10.90%
General Obligations - 10.90%
Inland Empire Utilities Agency, 3.48% due 01/18/07	$2,000,000	$2,000,000
Los Angeles, Municipal Improvement Corp., 3.70% due 02/09/07	1,200,000	1,200,000
Riverside County, 3.50% due 01/04/07	1,050,000	1,050,000
Santa Clara Valley Water, 3.50% due 01/05/07	1,489,000	1,489,000
Transmission Agency of Northern California, 3.40% due 04/02/07	1,000,000	1,000,000
Total Commercial Paper (cost: $6,739,000)		6,739,000
Fixed Rate Bonds and Notes - 8.97%
Los Altos School District, Tax and Revenue Anticipation Nts., 4.50% due 07/10/07	800,000	803,695
Los Angeles, Unified School District, Tax and Revenue Anticipation, Nts., 4.25% due 12/03/07	2,500,000	2,518,787
Puerto Rico Commonwealth, Tax and Revenue Anticipation, Nts., 4.50% due 07/30/07	710,000	713,989
Statewide Communities Development Authority, Series A-2, 4.50% due 06/29/07	1,500,000	1,506,605
Total Fixed Rate Bonds and Notes (cost: $5,543,076)		5,543,076
Variable Rate Demand Notes * - 79.65%
Alameda County, Industrial Development Authority, Series A, AMT, 3.40% due 07/01/27	800,000	800,000
Anaheim, COP, 1993 Refinancing Projects, AMBAC Insured, 3.71% due 08/01/19	1,200,000	1,200,000
Bay Area Toll Authority, Toll Bridge Revenue, Series A, AMBAC Insured, 3.80% due 04/01/36	1,100,000	1,100,000

Atlas California Municipal Money Fund   (continued)

	face amount	market value (note 1)
Big Bear Lake, Industrial Revenue, Southwest Gas Corp. Project, Series A, AMT, 3.70% due 12/01/28	$1,400,000	$1,400,000
Concord Multi-Family Mortgage Revenue, Arcadian, Series A, FNMA Insured, 3.73% due 07/15/18	1,250,000	1,250,000
Grant, Joint Union High School District, Bridge Funding Program, FSA Insured, 3.73% due 12/01/21	1,000,000	1,000,000
3.73% due 07/01/37	300,000	300,000
Irvine, Improvement Bond Act 1915, Series A, 3.83% due 09/02/30	4,000,000	4,000,000
Los Angeles County, Community Development Commission, Willowbrook Project, 3.66% due 11/01/15	1,500,000	1,500,000
Los Angeles, COP, Unified School District, Belmont Learning Complex, Series A, 3.63% due 12/01/17	400,000	400,000
Modesto, Multi-Family Housing Revenue, Shadowbrook Apartments, Series A, 3.75% due 05/15/31	1,000,000	1,000,000
Oakland, COP, Capital Equipment Project, 3.82% due 12/01/15	400,000	400,000
Orange County, Apartment Development Revenue, Aliso Creek Project, Series B, FHLMC Insured, 3.70% due 11/01/22	1,600,000	1,600,000
Pasadena, Public Financing Authorithy Lease Revenue, Rose Bowl Refinancing, 3.63% due 12/01/23	1,070,000	1,070,000
Pittsburg, Redevelopment Agency, AMBAC Insured, 3.85% due 09/01/35	400,000	400,000
Pollution Control, Financing Authority, Pacific Gas and Electric, Series C, 3.80% due 11/01/26	600,000	600,000
Series B, AMT, 3.67% due 11/01/26	3,700,000	3,700,000
Riverside County, Housing Authority, Multi-Family Mortgage Revenue, Mountain View Apts., Series A, 3.78% due 08/01/25	655,000	655,000
Sacramento, Sanitation District Financing Authority Revenue, Series C, 3.80% due 12/01/30	1,100,000	1,100,000
San Francisco City and County, Redevelopment Agency, Fillmore Center, Series B-1, FHLMC Insured, 3.80% due 12/01/17	1,900,000	1,900,000
San Jose, Financing Authority Lease Revenue, Hayes Mansion, Series D, AMBAC Insured, 3.75% due 07/01/26	1,050,000	1,050,000
Santa Ana, Health Facility Revenue, Multi-Modal Town and Country, 3.92% due 10/01/20	2,000,000	2,000,000
Southern California Public Power Authority, Transmission Project Revenue, Series B, FSA Insured, 3.75% due 07/01/23	2,500,000	2,500,000

The accompanying notes are an integral part of these financial statements.

Atlas California Municipal Money Fund   (continued)

	face amount	market value (note 1)
State Department of Water Resources, Power Supply Revenue, Series C-12, 3.73% due 05/01/22	$600,000	$600,000
Series C-8, 3.75% due 05/01/22	2,900,000	2,900,000
Series F-5, 3.86% due 05/01/22	2,600,000	2,600,000
State Health Facilities Financing Authority Revenue, Catholic Healthcare, Series B, MBIA Insured, 3.76% due 07/01/16	800,000	800,000
MBIA Insured, 3.55% due 10/01/21	300,000	300,000
State, Office of the Treasurer, Series B, Subseries B-2, 3.63% due 05/01/40	5,000,000	5,000,000
Statewide Communities Development Authority, Cathedral School Project, 3.70% due 04/01/33	2,560,000	2,560,000
Robert Louis Stevenson, 3.88% due 02/01/31	1,250,000	1,250,000
Solid Waste Facilities Revenue, Chevron USA, Inc. Project, AMT, 3.74% due 12/15/24	1,600,000	1,600,000
Tulare, Health Care District, Health Facilities Revenue, 3.50% due 12/01/32	690,000	690,000
Total Variable Rate Demand Notes * (cost: $49,225,000)		49,225,000
Total Securities (cost: $61,507,076) - 99.52%		61,507,076
Other Assets and Liabilities, Net - .48%		294,046
Net Assets - 100.00%		$61,801,122

Investment Category (Unaudited)	Percent Of Net Assets
Variable Rate Demand Notes	79.65%
Commercial Paper	10.90
Fixed Rate Bonds and Notes	8.97
99.52%

Atlas Money Market Fund

	face amount	market value (note 1)
Government-Sponsored Enterprises - 4.80%
Federal Home Loan Discount Note, 4.90% due 01/02/07	$7,500,000	$7,498,979
Total Government-Sponsored Enterprises (cost: $7,498,979)		7,498,979
Commercial Paper - 43.84%
Banks - 16.09%
ANZ National International Ltd., 5.31% due 01/02/07	3,000,000	3,000,000
Banco Santander PR, 5.28% due 01/10/07	7,700,000	7,689,836
Societe General North America, 5.21% due 01/22/07	8,000,000	7,975,687
State Street Bank, 5.23% due 01/25/07	6,500,000	6,477,337
Diversified Financial Services - 18.40%
Calyon North America, Inc., 5.18% due 05/21/07	4,500,000	4,409,350
5.18% due 05/21/07	3,500,000	3,429,494

Atlas Money Market Fund  (continued)

	face amount	market value (note 1)
Chevron Funding Corp., 5.22% due 01/16/07	$7,500,000	$7,483,687
General Electric Capital Corp., 5.20% due 01/08/07	500,000	499,494
5.22% due 03/06/07	5,000,000	4,953,600
UBS Finance, 5.23% due 01/17/07	3,000,000	2,993,026
5.29% due 01/08/07	5,000,000	4,994,857
Insurance - 5.07%
AIG Funding, Inc., 5.20% due 03/02/07	8,000,000	7,930,666
Municipal - 4.28%
Alaska, Housing Finance Corp., Zero Coupon due 01/03/07	5,700,000	5,698,319
Yale University, 5.45% due 01/05/07	1,000,000	999,395
Total Commercial Paper (cost: $68,534,748)		68,534,748
Certificates of Deposit - 17.28%
Banco Bilbao Vizcaya, Yankee, 5.32% due 01/17/07	7,500,000	7,500,031
Canadian Imperial Bank, NY Branch, Yankee, 5.21% due 10/26/07	1,500,000	1,501,534
Credit Suisse, NY Branch, Yankee, 5.31% due 10/12/07	3,600,000	3,602,269
Defpa Bank PLC, Yankee, 5.29% due 02/20/07	3,200,000	3,200,000
Rabobank Nederland , NY Branch, Yankee, 5.23% due 11/21/07	2,400,000	2,400,102
Royal Bank of Scotland, Yankee, 4.81% due 01/16/07	1,300,000	1,300,021
Toronto-Dominion Bank, 5.51% due 06/18/07	1,500,000	1,499,347
5.51% due 08/03/07	4,500,000	4,504,798
Toronto-Dominion Bank, Yankee, 5.30% due 04/13/07	1,500,000	1,499,461
Total Certificates of Deposit (cost: $27,007,563)		27,007,563
Fixed Rate Bonds and Notes - 1.28%
Camden County, New Jersey, Impact Authority Revenue, 5.74% due 08/01/07	2,000,000	2,000,000
Total Fixed Rate Bonds and Notes (cost: $2,000,000)		2,000,000
Variable Rate Demand Notes * - 31.10%
Adelanto, California Public Utility Authority Revenue, Taxable Utility Systems Project, Series B, AMBAC Insured, 5.33% due 11/01/34	900,000	900,000
Cuyuahoga County Ohio Economic Devolopment, 5.35% due 06/01/22	1,500,000	1,500,000
Eskaton Lodge Granite Bay LP, 5.35% due 06/01/33	1,350,000	1,350,000
ETC Holdings LLC, Series 2003, 5.35% due 04/01/28	1,225,000	1,225,000
Florida Development Finance Corp., Industrial Development Revenue, 5.43% due 04/01/27	7,200,000	7,200,000
New Jersey, Economic Development Authority Revenue, MSNBC/CNBC, Series B, 5.33% due 10/01/21	1,500,000	1,500,000

Statements of Investments in Securities and Net Assets  December 31, 2006

Atlas Money Market Fund  (continued)

	face amount	market value (note 1)
New York, State Dormitory Authority Revenue, Series A, MBIA Insured, 5.37% due 12/15/14	$7,925,000	$7,925,000
New York, State Housing Finance Agency Revenue, 5.37% due 03/15/11	2,600,000	2,600,000
5.38% due 11/15/36	3,000,000	3,000,000
Oakland, Alameda County Coliseum Authority Lease Revenue, 5.28% due 02/06/07	4,000,000	4,000,000
5.28% due 04/04/07	3,700,000	3,700,000
Rochester, New York, Institute of Technology, Series A, 5.45% due 11/01/21	900,000	900,000
Salvation Army Eastern Trust, 5.35% due 01/18/07	1,500,000	1,500,000
5.45% due 01/18/07	4,275,000	4,275,000
Transportation Agency of Northern California, 5.30% due 01/05/07	1,000,000	1,000,000
5.32% due 03/07/07	1,200,000	1,200,000
Washington, Housing Finance Commission, Multi-Family Revenue, Cambridge Apartments, Series B, 5.38% due 03/15/39	2,530,000	2,530,000
Renton Center, Series B, 5.37% due 12/01/40	2,310,000	2,310,000
Total Variable Rate Demand Notes * (cost: $48,615,000)		48,615,000
Total Securities (cost: $153,656,290) - 98.30%		153,656,290
Other Assets and Liabilities, Net - 1.70%		2,649,400
Net Assets - 100.00%		$156,305,690

Investment Category (Unaudited)	Percent Of Net Assets
Commercial Paper	43.84%
Variable Rate Demand Notes	31.10
Certificates of Deposit	17.28
Government-Sponsored Enterprises (Non-Mortgage-Backed)	4.80
Fixed Rate Bonds and Notes	1.28
98.30%

*  Variable rate demand notes are tax-exempt obligations which contain a floating or variable rate adjustment formula (computed daily or weekly) and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon short notice prior to specified dates. The interest may change on specified dates in relationship with changes in a designated rate (such as the prime interest or U.S. Treasury Bill rates).

(a)  Restricted securities which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $1,056,760 or 0.61% of net assets in the National Municipal Bond Fund, $2,878,478 or 4.44% of net assets in the American Enterprise Bond Fund and $49,406,838 or 14.58% of net assets in the Strategic Income Fund.

(b)  Non-income producing security.

(c)  Represents the current interest rate for a variable rate security.

(d)  Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

(e)  Represents the current interest rate for an increasing rate security.

(f)  Identifies issues considered to be illiquid. See Note 10 of Notes to Financial Statements.

(g)  Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The prices of these securities are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-through).

(h)  Interest or dividend is paid in kind.

(i)  Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

(j)  Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

KRW - South Korea Won   INR - Indian Rupee

ARS - Argentine Peso  JPY - Japanese Yen

AUD - Australian Dollar  KZT - Kazakhstan Tinge

BRL - Brazilian Real  MXN - Mexican Peso

CAD - Canadian Dollar  MYR - Malaysian Ringgit

CHF - Swiss Franc  NGN - Nigerian Naira

CLP - Chilean Peso  NOK - Norwegian Krone

CNY - Chinese Yuan  NZD - New Zealand Dollar

COP - Colombia Pesos  PEN - Peruvian Sol

CZK - Czech Republic Koruna  PHP - Phillippines Peso

DEM - German Mark  PLN - Polish Zloty

DKK - Danish Krone  RON - Romania New Lei

DOP - Dominican Republic Pesos  RUB - Russian Ruble

EGP - Egyptian Pound  SEK - Swedish Krona

EUR - Euro  THB - Thai Baht

GBP - British Pound  TWB - Taiwan New Dollar

GHC - Ghana Cedis  TRY - Turkish Lira

HKD - Hong Kong Dollar  UAH - Ukraine Hryvna

HUF - Hungarian Forint  UYU - Uruguay Peso

IDR - Indonesian Rupiah  ZAR - South African Rand

ILS - Israeli Skekel

(k)  Securities in American Enterprise Bond Fund, Strategic Income Fund, and U.S. Government and Mortgage with aggregate market values of $303,340, $793,978 and $334,410, respectively, are held in collateralized accounts to cover initial margin requirements for open futures purchases and sales contracts.

(l)  Securities in Strategic Income Fund with an aggregate market value of $599,199 are held in collateralized accounts to cover outstanding forward currency exchange contracts. See Note 7 of Notes to Financial Statements.

(m)  Fair-valued security. See Note 1 of Notes to Financial Statements.

(n)  When-issued security to be delivered and settled after December 31, 2006.

(o)  All or part of this security position is on loan at December 31, 2006. The total value of securities on loan at December 31, 2006 is $563,222 for Dual Focus Fund, $4,147,233 for Emerging Growth Fund, $10,346,421 for Global Growth Fund, $6,728,450 for Growth Opportunities Fund and $1,364,454 for Value Fund.

(p)  This security was purchased with cash collateral held from securities lending.

The accompanying notes are an integral part of these financial statements.

(q)  Securities with an aggregate market value of $10,156,058 have been designated to cover outstanding written put options in the Strategic Income Fund, as follows:

	Notional Amount	Expiration Date	Exercise Price/ Strike Price		Premium Received	Market Value (See Note 1)	Unrealized Appreciation (Depreciation)
Written Options:
J.P. Morgan Turkish Lira Put (f)	$1,510,000	1/30/07	$2.53	TRY	$—	$25,606	$25,606
Lehman Brothers Euro Put (f)	$3,270,000	3/05/07	$1.31	EUR	$25,598	$24,197	$(1,399)
Total Written Options					$25,598	$49,803	$24,207

(r)  Issuer is in default.

Statements of Investments in Securities and Net Assets  December 31, 2006

(s)  The distribution of investments representing geographic diversification of the Atlas Global Growth Fund, as a percentage of total investments at value, is as follows:

	Market Value	Percent
Country:
United States	$184,519,590	39.56%
Great Britain	59,526,563	12.76
Japan	49,266,268	10.56
Sweden	30,484,745	6.54
France	26,083,487	5.59
Germany	19,113,640	4.10
Switzerland	16,162,715	3.47
Bermuda	14,038,207	3.01
Mexico	11,727,584	2.51
Netherlands	10,919,620	2.34
Korea, Republic of (South)	9,200,691	1.97
Canada	7,660,372	1.64
Brazil	7,314,838	1.57
Spain	4,492,862	0.96
Finland	3,185,255	0.68
Taiwan	2,834,182	0.61
Italy	2,334,343	0.50
Norway	2,054,818	0.44
Hong Kong	1,798,831	0.39
Denmark	1,490,927	0.32
India	1,203,156	0.26
Singapore	1,014,869	0.22
	$466,427,563	100.00%

ADR = American Depositary Receipt	FGIC = Financial Guarantee Insurance Corporation

AMBAC = AMBAC Indemnity Corporation	FSA = Financial Security Assurance Inc.

AMT = Alternative Minimum Tax	GDR = Global Depositary Receipt

COP = Certificate of Participation	MBIA = Municipal Bond Investors Assurance

FHLMC = Federal Home Loan Mortgage Corporation	REIT = Real Estate Investment Trust

FNMA = Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

(This page has been left blank intentionally.)

Statements of Assets and Liabilities  December 31, 2006

	Stock Funds
	Dual Focus Fund	Emerging Growth Fund	Global Growth Fund
Assets:
Investment in securities, at identified cost	$58,282,551	$87,538,788	$344,313,142
Investment in securities, at value[1]	$62,880,323	$97,760,603	$466,427,563
Cash	6,644	0	1,027,844
Receivables:
From investment advisor	0	0	0
Securities sold	0	1,257,792	1,811,742
Fund's shares sold	89,768	95,405	1,639,592
Interest and dividends	97,310	63,722	538,273
Total assets	63,074,045	99,177,522	471,445,014
Liabilities:
Payables for:
Securities purchased	0	1,408,193	2,436,567
Payable upon return of securities loaned	580,968	4,387,681	11,088,974
Fund's shares redeemed	46,815	262,072	156,051
Dividends	4	131	6,692
Accrued expenses:
Management fees (Note 5)	37,053	63,514	291,374
Distribution fees (Note 5)	13,233	19,848	95,709
Other	60,004	96,971	335,038
Unrealized depreciation on forward foreign exchange currency contracts (Note 7)	0	0	65
Total liabilities	738,077	6,238,410	14,410,470
Net Assets	$62,335,968	$92,939,112	$457,034,544
Net Assets Consist Of:
Net unrealized appreciation (depreciation)	$4,597,419	$10,221,814	$122,118,652
Accumulated net realized gain (loss)	(7,083,750)	935,623	609,777
Undistributed net investment income (loss)	12,704	8,912	(577,255)
Paid-in capital	64,809,595	81,772,763	334,883,370
Net Assets	$62,335,968	$92,939,112	$457,034,544
Net Asset Value Per Share:
Net assets	$62,335,968	$92,939,112	$457,034,544
Beneficial interest shares outstanding	5,117,949	5,184,802	17,175,464
Net asset value per share and maximum offering price	$12.18	$17.93	$26.61
Beneficial Interest Shares Authorized	Unlimited	Unlimited	Unlimited

1  Including securities loaned of $563,222, $4,147,233, $10,346,421, $6,728,450 and $1,364,454 by Dual Focus Fund, Emerging
Growth Fund, Global Growth Fund, Growth Opportunities Fund and Value Fund, respectively.

2  Investment in Master Portfolio (Note 1).

The accompanying notes are an integral part of these financial statements.

	Stock Funds
	Growth Opportunities Fund	Independence Flagship Fund	Independence Star Spangled Fund	S&P 500 Index Fund		Strategic Growth Fund	Value Fund
Assets:
Investment in securities, at identified cost	$368,677,559	$147,022,873	$7,274,778	$108,850,917		$83,149,789	$112,351,968
Investment in securities, at value[1]	$439,905,174	$159,374,837	$7,560,780	$133,394,180	[2]	$95,058,367	$126,800,193
Cash	0	0	0	0		5,034	0
Receivables:
From investment advisor	0	0	0	5,922		0	0
Securities sold	2,719,151	0	0	0		0	0
Fund's shares sold	377,924	108,551	38,597	599,897		88,259	103,320
Interest and dividends	131,606	2,819	1,777	0		163,792	159,605
Total assets	443,133,855	159,486,207	7,601,154	133,999,999		95,315,452	127,063,118
Liabilities:
Payables for:
Securities purchased	1,480,831	0	0	0		0	0
Payable upon return of securities loaned	7,168,352	0	0	0		0	1,414,140
Fund's shares redeemed	237,785	58,750	0	763,263		38,524	74,086
Dividends	4,828	651	28	1,160		0	841
Accrued expenses:
Management fees (Note 5)	230,361	33,823	1,616	0		56,938	83,776
Distribution fees (Note 5)	92,445	0	0	27,997		20,335	26,510
Other	300,658	103,787	2,297	129,555		97,899	107,115
Unrealized depreciation on forward foreign exchange currency contracts (Note 7)	0	0	0	0		0	0
Total liabilities	9,515,260	197,011	3,941	921,975		213,696	1,706,468
Net Assets	$433,618,595	$159,289,196	$7,597,213	$133,078,024		$95,101,756	$125,356,650
Net Assets Consist Of:
Net unrealized appreciation (depreciation)	$71,227,615	$12,351,964	$286,002	$24,545,442		$11,908,578	$14,448,225
Accumulated net realized gain (loss)	6,444,576	1,422,564	40,274	(3,632,992)		(50,182,095)	144,124
Undistributed net investment income (loss)	20,368	10,347	0	4,920		0	0
Paid-in capital	355,926,036	145,504,321	7,270,937	112,160,654		133,375,273	110,764,301
Net Assets	$433,618,595	$159,289,196	$7,597,213	$133,078,024		$95,101,756	$125,356,650
Net Asset Value Per Share:
Net assets	$433,618,595	$159,289,196	$7,597,213	$133,078,024		$95,101,756	$125,356,650
Beneficial interest shares outstanding	17,601,694	12,806,956	706,445	13,801,587		6,609,908	9,812,319
Net asset value per share and maximum offering price	$24.64	$12.44	$10.75	$9.64		$14.39	$12.78
Beneficial Interest Shares Authorized	Unlimited	Unlimited	Unlimited	Unlimited		Unlimited	Unlimited

Statements of Assets and Liabilities  December 31, 2006

	Bond Funds
	American Enterprise Bond Fund	California Municipal Bond Fund	Independence Eagle Bond Fund	National Municipal Bond Fund	Strategic Income Fund	U.S. Government and Mortgage Securities Fund
Assets:
Investment in securities, at identified cost	$68,845,860	$549,513,553	$23,558,572	$161,292,631	$341,653,029	$294,678,767
Investment in securities, at value	$69,006,388	$570,309,355	$23,964,686	$167,933,335	$347,399,991	$292,795,478
Cash	666,613	57,772	48	14,196	46,571	828,497
Receivables:
From investment advisor	0	0	8,288	0	0	0
Securities sold	1,751,537	0	0	0	2,408,012	1,339
Fund's shares sold	265,814	2,512,149	76,646	2,306,725	1,305,166	258,558
Interest and dividends	577,324	8,383,525	0	2,304,203	4,824,516	975,816
Unrealized appreciation on forward foreign exchange currency contracts (Note 7)	0	0	0	0	3,073,060	0
Variation margin on futures contracts	0	0	0	0	38,571	43,141
Unrealized appreciation on swap contracts (Note 11)	73,660	0	0	0	2,430,158	0
Total assets	72,341,336	581,262,801	24,049,668	172,558,459	361,526,045	294,902,829
Liabilities:
Payables for:
Securities purchased	7,253,844	0	0	0	17,141,302	86,659,690
Fund's shares redeemed	3,457	371,009	0	103,715	315,864	61,179
Dividends	45,359	476,791	21,954	126,766	516,982	175,129
Accrued expenses:
Management fees (Note 5)	23,556	265,483	0	79,363	203,386	97,322
Distribution fees (Note 5)	13,625	122,125	0	36,074	71,121	44,243
Other	45,366	224,252	8,245	86,940	245,423	151,090
Swap contracts interest payable (Note 11)	0	0	0	0	152,645	0
Unrealized depreciation on forward foreign exchange currency contracts (Note 7)	0	0	0	0	2,087,726	0
Unrealized depreciation on swap contracts (Note 11)	51,512	0	0	0	489,544	0
Variation margin on futures contracts	2,217	0	0	0	0	0
Options written, at value (premiums received, $49,803) (Note 9)	0	0	0	0	25,598	0
Cash overdraft	0	0	0	0	1,463,295	0
Total liabilities	7,438,936	1,459,660	30,199	432,858	22,712,886	87,188,653
Net Assets	$64,902,400	$579,803,141	$24,019,469	$172,125,601	$338,813,159	$207,714,176
Net Assets Consist Of:
Net unrealized appreciation (depreciation)	$135,374	$20,795,802	$406,114	$6,640,704	$7,548,090	$(1,621,357)
Accumulated net realized gain (loss)	(1,681,719)	100,745	(30,107)	30,530	(2,142,675)	(4,438,983)
Undistributed net investment income (loss)	9,598	202,297	0	133,443	(671,613)	28
Paid-in capital	66,439,147	558,704,297	23,643,462	165,320,924	334,079,357	213,774,488
Net Assets	$64,902,400	$579,803,141	$24,019,469	$172,125,601	$338,813,159	$207,714,176
Net Asset Value Per Share:
Net assets	$64,902,400	$579,803,141	$24,019,469	$172,125,601	$338,813,159	$207,714,176
Beneficial interest shares outstanding	6,687,339	49,624,970	2,379,914	14,474,639	74,066,117	20,907,966
Net asset value per share and maximum offering price	$9.71	$11.68	$10.09	$11.89	$4.57	$9.93
Beneficial Interest Shares Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

The accompanying notes are an integral part of these financial statements.

	Money Funds
	California Municipal Money Fund	Money Market Fund
Assets:
Investment in securities, at identified cost	$61,507,076	$153,656,290
Investment in securities, at value	$61,507,076	$153,656,290
Cash	0	73,610
Receivables:
From investment advisor	0	0
Securities sold	0	0
Fund's shares sold	142,126	2,285,715
Interest and dividends	302,668	750,755
Unrealized appreciation on forward foreign exchange currency contracts (Note 7)	0	0
Variation margin on futures contracts	0	0
Unrealized appreciation on swap contracts (Note 11)	0	0
Total assets	61,951,870	156,766,370
Liabilities:
Payables for:
Securities purchased	0	0
Fund's shares redeemed	94,127	257,906
Dividends	5,854	14,793
Accrued expenses:
Management fees (Note 5)	16,857	50,738
Distribution fees (Note 5)	0	33,492
Other	30,746	103,751
Swap contracts interest payable (Note 11)	0	0
Unrealized depreciation on forward foreign exchange currency contracts (Note 7)	0	0
Unrealized depreciation on swap contracts (Note 11)	0	0
Variation margin on futures contracts	0	0
Options written, at value (premiums received, $49,803) (Note 9)	0	0
Cash overdraft	3,164	0
Total liabilities	150,748	460,680
Net Assets	$61,801,122	$156,305,690
Net Assets Consist Of:
Net unrealized appreciation (depreciation)	$0	$0
Accumulated net realized gain (loss)	(236)	(952)
Undistributed net investment income (loss)	0	0
Paid-in capital	61,801,358	156,306,642
Net Assets	$61,801,122	$156,305,690
Net Asset Value Per Share:
Net assets	$61,801,122	$156,305,690
Beneficial interest shares outstanding	61,801,445	156,306,646
Net asset value per share and maximum offering price	$1.00	$1.00
Beneficial Interest Shares Authorized	Unlimited	Unlimited

Statements of Operations  For the year ended December 31, 2006

	Stock Funds
	Dual Focus Fund	Emerging Growth Fund	Global Growth Fund
Investment Income:
Income:
Interest	$725,947	$122,723	$314,752
Dividends	988,196	818,084	7,174,595
Total income	1,714,143	940,807	7,489,347
Expenses:
Management fees (Note 5)	421,027	728,022	2,923,033
Distribution fees (Note 5)	150,367	227,720	957,678
Transfer agency fees and expenses	49,500	119,403	397,778
Custodian fees and expenses	71,009	141,312	382,236
Trustees' fees	3,882	5,690	25,903
Registration fees	10,743	15,533	69,951
Accounting and legal fees	13,980	19,706	80,947
Reports to shareholders	9,242	25,129	84,009
Advisory fee to BGFA (Note 5)	0	0	0
Amortization of offering costs	0	0	0
Other	3,895	5,340	29,854
Total expenses	733,645	1,287,855	4,951,389
Management fees waived (Note 5)	0	0	0
Expense reimbursement (Note 5)	0	0	0
Net expenses	733,645	1,287,855	4,951,389
Net investment income (loss)	980,498	(347,048)	2,537,958
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of premiums on options exercised)	1,054,753	3,230,890	12,366,576
Closing of futures contracts	0	0	0
Foreign currency transactions	647	0	(215,729)
Realized gain distributions from investment company shares	0	0	0
Net realized gain (loss)	1,055,400	3,230,890	12,150,847
Net change in unrealized appreciation (depreciation) on:
Investments	3,203,292	2,430,191	43,074,697
Futures and options written	0	0	0
Translation of assets and liabilities denominated in foreign currencies	(353)	(1)	5,448
Net change in unrealized appreciation (depreciation)	3,202,939	2,430,190	43,080,145
Net realized and unrealized gain	4,258,339	5,661,080	55,230,992
Net increase in net assets resulting from operations	$5,238,837	$5,314,032	$57,768,950

The accompanying notes are an integral part of these financial statements.

	Stock Funds
	Growth Opportunities Fund	Independence Flagship Fund	Independence Star Spangled Fund	S&P 500 Index Fund	Strategic Growth Fund	Value Fund
Investment Income:
Income:
Interest	$333,821	$0	$827	$81,668	$54,971	$59,804
Dividends	4,419,002	2,772,255	43,877	2,243,551	1,460,132	2,174,779
Total income	4,752,823	2,772,255	44,704	2,325,219	1,515,103	2,234,583
Expenses:
Management fees (Note 5)	2,636,678	359,203	14,302	293,017	683,580	974,020
Distribution fees (Note 5)	1,056,949	0	0	293,017	244,614	308,007
Transfer agency fees and expenses	427,056	134,957	9,520	198,263	133,041	146,684
Custodian fees and expenses	234,822	66,148	7,636	53,813	58,078	90,008
Trustees' fees	26,382	9,262	462	8,529	6,136	5,848
Registration fees	79,362	23,647	1,860	24,067	18,558	15,008
Accounting and legal fees	76,971	31,223	4,273	31,976	19,978	22,849
Reports to shareholders	84,311	28,050	2,412	40,409	25,059	26,205
Advisory fee to BGFA (Note 5)	0	0	0	58,569	0	0
Amortization of offering costs	0	0	18,674	0	0	0
Other	27,154	8,461	446	18,826	6,094	7,022
Total expenses	4,649,685	660,951	59,585	1,020,486	1,195,138	1,595,651
Management fees waived (Note 5)	0	0	(9,336)	(290,931)	0	0
Expense reimbursement (Note 5)	0	0	(5,267)	(30,317)	0	0
Net expenses	4,649,685	660,951	44,982	699,238	1,195,138	1,595,651
Net investment income (loss)	103,138	2,111,304	(278)	1,625,981	319,965	638,932
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of premiums on options exercised)	29,051,108	2,741,561	(142,862)	(351,988)	4,492,361	5,000,730
Closing of futures contracts	0	0	0	94,625	0	0
Foreign currency transactions	0	0	0	0	0	(21)
Realized gain distributions from investment company shares	0	1,904,763	190,822	0	0	0
Net realized gain (loss)	29,051,108	4,646,324	47,960	(257,363)	4,492,361	5,000,709
Net change in unrealized appreciation (depreciation) on:
Investments	10,099,623	2,819,088	298,295	15,264,209	(1,974,862)	6,125,379
Futures and options written	0	0	0	41,289	0	0
Translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	10,099,623	2,819,088	298,295	15,305,498	(1,974,862)	6,125,379
Net realized and unrealized gain	39,150,731	7,465,412	346,255	15,048,135	2,517,499	11,126,088
Net increase in net assets resulting from operations	$39,253,869	$9,576,716	$345,977	$16,674,116	$2,837,464	$11,765,020

Statements of Operations  For the year ended December 31, 2006

	Bond Funds
	American Enterprise Bond Fund	California Municipal Bond Fund	Independence Eagle Bond Fund	National Municipal Bond Fund	Strategic Income Fund	U.S. Government and Mortgage Securities Fund
Investment Income:
Income:
Interest	$2,958,077	$22,940,314	$1,918	$7,286,755	$21,305,945	$11,665,709
Dividends	0	0	618,048	0	173,583	0
Total income	2,958,077	22,940,314	619,966	7,286,755	21,479,528	11,665,709
Expenses:
Management fees (Note 5)	298,591	2,839,145	30,415	893,613	2,310,201	1,191,063
Distribution fees (Note 5)	135,723	1,294,991	0	406,188	807,215	541,398
Transfer agency fees and expenses	41,330	154,696	7,859	73,891	225,445	194,134
Custodian fees and expenses	73,287	275,371	10,393	113,213	448,257	158,205
Trustees' fees	4,010	34,271	1,329	9,887	20,754	14,432
Registration fees	11,419	6,155	3,853	28,768	62,030	50,924
Accounting and legal fees	13,866	101,273	7,029	31,339	59,652	38,759
Reports to shareholders	7,339	28,790	2,653	12,722	40,486	33,209
Amortization of offering costs	0	0	18,674	0	0	0
Other	3,673	29,917	1,266	8,803	18,949	11,734
Total expenses	589,238	4,764,609	83,471	1,578,424	3,992,989	2,233,858
Management fees waived (Note 5)	(184,443)	0	(30,416)	0	0	0
Distribution fees waived (Note 5)	0	0	0	0	0	0
Expense reimbursement (Note 5)	(22,344)	0	(50,755)	0	0	0
Net expenses	382,451	4,764,609	2,300	1,578,424	3,992,989	2,233,858
Net investment income	2,575,626	18,175,705	617,666	5,708,331	17,486,539	9,431,851
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of premiums on options exercised)	(499,816)	259,337	(30,107)	65,383	871,830	(209,235)
Closing of futures contracts	203,391	197,888	0	63,047	724,982	171,461
Closing and expiration of options written	0	0	0	0	(5,584)	0
Closing of swap contracts and swap payments	43,301	0	0	0	192,230	9,894
Foreign currency transactions	0	0	0	0	(2,587,946)	0
Net realized gain (loss)	(253,124)	457,225	(30,107)	128,430	(804,488)	(27,880)
Net change in unrealized appreciation (depreciation) on:
Investments	672,724	3,192,867	407,254	973,445	4,746,846	5,375
Futures, swaps and options written	(79,590)	91,273	0	29,170	12,109	438,448
Translation of assets and liabilities denominated in foreign currencies	0	0	0	0	342,206	0
Net change in unrealized appreciation	593,134	3,284,140	407,254	1,002,615	5,101,161	443,823
Net realized and unrealized gain	340,010	3,741,365	377,147	1,131,045	4,296,673	415,943
Net increase in net assets resulting from operations	$2,915,636	$21,917,070	$994,813	$6,839,376	$21,783,212	$9,847,794

The accompanying notes are an integral part of these financial statements.

	Money Funds
	California Municipal Money Fund	Money Market Fund
Investment Income:
Income:
Interest	$1,736,193	$7,641,683
Dividends	0	0
Total income	1,736,193	7,641,683
Expenses:
Management fees (Note 5)	262,692	760,084
Distribution fees (Note 5)	131,346	380,042
Transfer agency fees and expenses	15,160	110,803
Custodian fees and expenses	48,943	82,415
Trustees' fees	3,753	8,174
Registration fees	1,538	22,860
Accounting and legal fees	14,971	30,841
Reports to shareholders	2,735	21,840
Amortization of offering costs	0	0
Other	3,377	8,688
Total expenses	484,515	1,425,747
Management fees waived (Note 5)	(44,888)	(123,146)
Distribution fees waived (Note 5)	(131,346)	0
Expense reimbursement (Note 5)	0	0
Net expenses	308,281	1,302,601
Net investment income	1,427,912	6,339,082
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of premiums on options exercised)	0	0
Closing of futures contracts	0	0
Closing and expiration of options written	0	0
Closing of swap contracts and swap payments	0	0
Foreign currency transactions	0	0
Net realized gain (loss)	0	0
Net change in unrealized appreciation (depreciation) on:
Investments	0	0
Futures, swaps and options written	0	0
Translation of assets and liabilities denominated in foreign currencies	0	0
Net change in unrealized appreciation	0	0
Net realized and unrealized gain	0	0
Net increase in net assets resulting from operations	$1,427,912	$6,339,082

Statements of Changes in Net Assets

	Stock Funds
	Dual Focus Fund		Emerging Growth Fund
	2006[1]	2005[2]	2006[1]	2005[2]
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$980,498	$680,885	$(347,048)	$(317,928)
Net realized gain (loss) on investments and foreign currency	1,055,400	2,133,989	3,230,890	3,548,979
Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,202,939	(998,860)	2,430,190	92,270
Net increase (decrease) in net assets resulting from operations	5,238,837	1,816,014	5,314,032	3,323,321
Distributions to Shareholders:
From net investment income	(937,775)	(651,971)	0	0
From net realized gain	0	0	(1,662,568)	0
Total distributions	(937,775)	(651,971)	(1,662,568)	0
Capital Share Transactions:
Net proceeds from sales of shares	22,455,726	11,794,541	64,770,999	21,140,440
Reinvestment of distributions	920,488	635,127	1,656,496	0
Cost of shares redeemed	(14,331,489)	(8,349,496)	(39,259,283)	(14,586,334)
Net increase (decrease) in net assets resulting from capital share transactions	9,044,725	4,080,172	27,168,212	6,554,106
Net increase in net assets	13,345,787	5,244,215	30,819,676	9,877,427
Net Assets:
Beginning of period	48,990,181	43,745,966	62,119,436	52,242,009
End of period	$62,335,968	$48,990,181	$92,939,112	$62,119,436
Undistributed net investment income (loss)	$12,704	$2,754	$8,912	$8,265

1  For the year ended December 31, 2006.

2  For the year ended December 31, 2005.

3  For the period December 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

	Stock Funds
	Global Growth Fund		Growth Opportunities Fund		Independence Flagship Fund		Independence Star Spangled Fund
	2006[1]	2005[2]	2006[1]	2005[2]	2006[1]	2005[2]	2006[1]	2005[3]
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,537,958	$1,143,440	$103,138	$260,888	$2,111,304	$1,074,168	$(278)	$989
Net realized gain (loss) on investments and foreign currency	12,150,847	15,526,055	29,051,108	30,342,311	4,646,324	683,606	47,960	5,494
Net change in unrealized appreciation (depreciation) on investments and foreign currency	43,080,145	18,458,483	10,099,623	(1,613,495)	2,819,088	3,683,552	298,295	(12,293)
Net increase (decrease) in net assets resulting from operations	57,768,950	35,127,978	39,253,869	28,989,704	9,576,716	5,441,326	345,977	(5,810)
Distributions to Shareholders:
From net investment income	(2,700,782)	(1,442,884)	(130,105)	(270,667)	(2,178,578)	(1,392,119)	(7,421)	(5,304)
From net realized gain	(11,092,431)	0	(24,346,319)	(8,280,917)	(3,174,959)	(417,363)	(1,171)	0
Total distributions	(13,793,213)	(1,442,884)	(24,476,424)	(8,551,584)	(5,353,537)	(1,809,482)	(8,592)	(5,304)
Capital Share Transactions:
Net proceeds from sales of shares	163,488,132	84,838,588	49,199,942	53,099,889	88,481,587	55,987,304	8,408,354	797,317
Reinvestment of distributions	13,653,702	1,425,152	24,135,932	8,423,536	5,275,905	1,784,867	8,569	4,841
Cost of shares redeemed	(85,302,105)	(41,131,821)	(78,256,578)	(59,318,318)	(43,311,893)	(22,203,723)	(1,946,619)	(1,520)
Net increase (decrease) in net assets resulting from capital share transactions	91,839,729	45,131,919	(4,920,704)	2,205,107	50,445,599	35,568,448	6,470,304	800,638
Net increase in net assets	135,815,466	78,817,013	9,856,741	22,643,227	54,668,778	39,200,292	6,807,689	789,524
Net Assets:
Beginning of period	321,219,078	242,402,065	423,761,854	401,118,627	104,620,418	65,420,126	789,524	0
End of period	$457,034,544	$321,219,078	$433,618,595	$423,761,854	$159,289,196	$104,620,418	$7,597,213	$789,524
Undistributed net investment income (loss)	$(577,255)	$(1,051,016)	$20,368	$20,368	$10,347	$—	$—	$8

Statements of Changes in Net Assets

	Stock Funds
	S&P 500 Index Fund		Strategic Growth Fund		Value Fund
	2006[1]	2005[2]	2006[1]	2005[2]	2006[1]	2005[2]
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,625,981	$1,514,290	$319,965	$(371,452)	$638,932	$385,741
Net realized gain (loss) on investments and foreign currency	(257,363)	373,036	4,492,361	1,622,746	5,000,709	3,514,419
Net change in unrealized appreciation (depreciation) on investments and foreign currency	15,305,498	3,045,418	(1,974,862)	5,066,839	6,125,379	3,487,465
Net increase (decrease) in net assets resulting from operations	16,674,116	4,932,744	2,837,464	6,318,133	11,765,020	7,387,625
Distributions to Shareholders:
From net investment income	(1,701,759)	(1,428,521)	(322,718)	0	(645,654)	(375,990)
From net realized gain	0	0	0	0	(5,571,366)	(2,753,842)
Total distributions	(1,701,759)	(1,428,521)	(322,718)	0	(6,217,020)	(3,129,832)
Capital Share Transactions:
Net proceeds from sales of shares	31,913,185	30,087,155	36,782,051	9,671,532	39,790,109	78,351,249
Reinvestment of distributions	1,661,893	1,391,038	320,401	0	6,170,398	3,059,025
Cost of shares redeemed	(31,556,679)	(31,721,977)	(28,656,808)	(16,167,006)	(37,137,914)	(12,580,054)
Net increase (decrease) in net assets resulting from capital share transactions	2,018,399	(243,784)	8,445,644	(6,495,474)	8,822,593	68,830,220
Net increase in net assets	16,990,756	3,260,439	10,960,390	(177,341)	14,370,593	73,088,013
Net Assets:
Beginning of period	116,087,268	112,826,829	84,141,366	84,318,707	110,986,057	37,898,044
End of period	$133,078,024	$116,087,268	$95,101,756	$84,141,366	$125,356,650	$110,986,057
Undistributed net investment income (loss)	$4,920	$83,431	$—	$—	$—	$5,903

1  For the year ended December 31, 2006.

2  For the year ended December 31, 2005.

3  For the period December 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

	Bond Funds
	American Enterprise Bond Fund		California Municipal Bond Fund		Independence Eagle Bond Fund
	2006[1]	2005[2]	2006[1]	2005[2]	2006[1]	2005[3]
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,575,626	$2,123,935	$18,175,705	$15,305,811	$617,666	$6,706
Net realized gain (loss) on investments and foreign currency	(253,124)	(1,219,283)	457,225	993,768	(30,107)	0
Net change in unrealized appreciation (depreciation) on investments and foreign currency	593,134	(259,502)	3,284,140	(1,664,928)	407,254	(1,140)
Net increase (decrease) in net assets resulting from operations	2,915,636	645,150	21,917,070	14,634,651	994,813	5,566
Distributions to Shareholders:
From net investment income	(2,635,676)	(2,154,917)	(18,159,212)	(15,275,313)	(617,666)	(6,706)
From net realized gain	0	0	(898,914)	(450,039)	0	0
Total distributions	(2,635,676)	(2,154,917)	(19,058,126)	(15,725,352)	(617,666)	(6,706)
Capital Share Transactions:
Net proceeds from sales of shares	37,369,434	32,414,418	200,717,913	179,504,540	26,898,793	941,726
Reinvestment of distributions	2,073,560	1,689,267	14,376,399	11,704,672	482,792	6,172
Cost of shares redeemed	(27,565,606)	(23,155,729)	(123,463,885)	(97,769,603)	(4,686,011)	(10)
Net increase (decrease) in net assets resulting from capital share transactions	11,877,388	10,947,956	91,630,427	93,439,609	22,695,574	947,888
Net increase in net assets	12,157,348	9,438,189	94,489,371	92,348,908	23,072,721	946,748
Net Assets:
Beginning of period	52,745,052	43,306,863	485,313,770	392,964,862	946,748	0
End of period	$64,902,400	$52,745,052	$579,803,141	$485,313,770	$24,019,469	$946,748
Undistributed net investment income (loss)	$9,598	$(60)	$202,297	$202,298	$—	$—

Statements of Changes in Net Assets

	Bond Funds
	National Municipal Bond Fund		Strategic Income Fund		U.S. Government and Mortgage Securities Fund
	2006[1]	2005[2]	2006[1]	2005[2]	2006[1]	2005[2]
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$5,708,331	$4,807,332	$17,486,539	$15,313,376	$9,431,851	$10,333,196
Net realized gain (loss) on investments and foreign currency	128,430	200,889	(804,488)	3,964,769	(27,880)	(604,561)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,002,615	(574,667)	5,101,161	(11,766,124)	443,823	(4,679,966)
Net increase in net assets resulting from operations	6,839,376	4,433,554	21,783,212	7,512,021	9,847,794	5,048,669
Distributions to Shareholders:
From net investment income	(5,660,249)	(4,766,306)	(17,540,293)	(19,509,087)	(9,854,807)	(10,933,088)
From net realized gain	(19,209)	(556,044)	0	0	0	0
Total distributions	(5,679,458)	(5,322,350)	(17,540,293)	(19,509,087)	(9,854,807)	(10,933,088)
Capital Share Transactions:
Net proceeds from sales of shares	55,132,893	73,381,608	106,590,846	108,868,827	34,892,916	38,243,817
Reinvestment of distributions	4,098,437	3,910,223	11,440,552	11,932,159	7,518,016	8,322,875
Cost of shares redeemed	(46,429,265)	(35,981,496)	(102,914,198)	(81,022,513)	(78,088,960)	(89,736,458)
Net increase (decrease) in net assets resulting from capital share transactions	12,802,065	41,310,335	15,117,200	39,778,473	(35,678,028)	(43,169,766)
Net increase (decrease) in net assets	13,961,983	40,421,539	19,360,119	27,781,407	(35,685,041)	(49,054,185)
Net Assets:
Beginning of period	158,163,618	117,742,079	319,453,040	291,671,633	243,399,217	292,453,402
End of period	$172,125,601	$158,163,618	$338,813,159	$319,453,040	$207,714,176	$243,399,217
Undistributed net investment income (loss)	$133,443	$85,451	$(671,613)	$(489,942)	$28	$(8,307)

1  For the year ended December 31, 2006.

2  For the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

	Money Funds
	California Municipal Money Fund		Money Market Fund
	2006[1]	2005[2]	2006[1]	2005[2]
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,427,912	$840,252	$6,339,082	$2,013,002
Net realized gain (loss) on investments and foreign currency	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments and foreign currency	0	0	0	0
Net increase in net assets resulting from operations	1,427,912	840,252	6,339,082	2,013,002
Distributions to Shareholders:
From net investment income	(1,427,912)	(840,252)	(6,339,082)	(2,013,002)
From net realized gain	0	0	0	0
Total distributions	(1,427,912)	(840,252)	(6,339,082)	(2,013,002)
Capital Share Transactions:
Net proceeds from sales of shares	71,014,374	60,462,781	265,789,348	181,879,148
Reinvestment of distributions	1,361,207	804,071	6,046,896	1,905,061
Cost of shares redeemed	(59,848,653)	(48,337,793)	(232,577,786)	(123,217,100)
Net increase (decrease) in net assets resulting from capital share transactions	12,526,928	12,929,059	39,258,458	60,567,109
Net increase (decrease) in net assets	12,526,928	12,929,059	39,258,458	60,567,109
Net Assets:
Beginning of period	49,274,194	36,345,135	117,047,232	56,480,123
End of period	$61,801,122	$49,274,194	$156,305,690	$117,047,232
Undistributed net investment income (loss)	$—	$—	$—	$—

Financial Highlights  selected data for a share outstanding throughout each period

	Dual Focus Fund[4]					Emerging Growth Fund
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002
Net asset value, beginning of period	$11.30	$11.03	$10.17	$8.93	$11.20	$16.38	$15.47	$13.40	$8.94	$14.09
Income From Investment Operations:[2]
Net investment income (loss)	0.19	0.16	0.08	0.07	0.14	(0.07)	(0.09)	(0.06)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	0.87	0.26	0.86	1.24	(2.27)	1.95	1.00	2.13	4.55	(5.03)
Total from investment operations	1.06	0.42	0.94	1.31	(2.13)	1.88	0.91	2.07	4.46	(5.15)
Less Distributions:
From net investment income	(0.18)	(0.15)	(0.08)	(0.07)	(0.14)	0.00	0.00	0.00	0.00	0.00
From net capital gains	0.00	0.00	0.00	0.00	0.00	(0.33)	0.00	0.00	0.00	0.00
Total distributions	(0.18)	(0.15)	(0.08)	(0.07)	(0.14)	(0.33)	0.00	0.00	0.00	0.00
Net asset value, end of period	$12.18	$11.30	$11.03	$10.17	$8.93	$17.93	$16.38	$15.47	$13.40	$8.94
Total Return[1]	9.44%	3.85%	9.24%	14.71%	-19.07%	11.43%	5.88%	15.45%	49.89%	-36.55%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$62,336	$48,990	$43,746	$31,934	$25,258	$92,939	$62,119	$52,242	$32,343	$14,578
Ratio of expenses to average net assets:
Before expense waivers and reimbursement	1.22%	1.27%	1.31%	1.33%	1.35%	1.41%	1.45%	1.53%	1.89%	1.99%
After expense waivers and reimbursement	1.22%	1.27%	1.31%	1.28%	1.31%	1.41%	1.45%	1.53%	1.71%	1.60%
Ratio of net investment income (loss) to average net assets	1.63%	1.45%	0.79%	0.74%	1.45%	-0.38%	-0.57%	-0.46%	-0.84%	-1.20%
Portfolio turnover rate	148.82%	95.47%	95.61%	27.91%	158.81%[3]	196.32%	173.00%	197.56%	309.22%	248.05%

1  Total returns assume purchase at net asset value (without sales charge) at the beginning of each period.

2  Per share information was calculated based on average shares.

3  Excludes the effect of short-term "to be announced" security transactions. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which generally occurs 15 to 45 days subsequent to purchase.

4  Effective July 31, 2006 Atlas Balanced Fund changed its name to the Atlas Dual Focus Fund.

The accompanying notes are an integral part of these financial statements.

	Global Growth Fund
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$23.65	$21.02	$17.89	$12.75	$16.52
Income From Investment Operations:[2]
Net investment income (loss)	0.17	0.09	0.04	0.01	0.00
Net realized and unrealized gain (loss) on investments	3.62	2.65	3.14	5.13	(3.77)
Total from investment operations	3.79	2.74	3.18	5.14	(3.77)
Less Distributions:
From net investment income	(0.16)	(0.11)	(0.05)	0.00	0.00
From net capital gains	(0.67)	0.00	0.00	0.00	0.00
Total distributions	(0.83)	(0.11)	(0.05)	0.00	0.00
Net asset value, end of period	$26.61	$23.65	$21.02	$17.89	$12.75
Total Return[1]	16.01%	13.02%	17.79%	40.31%	-22.82%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$457,035	$321,219	$242,402	$159,443	$88,842
Ratio of expenses to average net assets:
Before expense waivers and reimbursement	1.29%	1.31%	1.35%	1.54%	1.48%
After expense waivers and reimbursement	1.29%	1.31%	1.35%	1.54%	1.48%
Ratio of net investment income (loss) to average net assets	0.66%	0.43%	0.22%	0.06%	-0.03%
Portfolio turnover rate	21.33%	27.64%	19.96%	37.67%	39.23%

Financial Highlights  selected data for a share outstanding throughout each period

	Growth Opportunities Fund
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$23.77	$22.58	$20.60	$16.50	$20.17
Income From Investment Operations:[4]
Net investment income (loss)	0.01	0.01	0.06	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	2.33	1.67	1.98	4.12	(3.67)
Total from investment operations	2.34	1.68	2.04	4.10	(3.66)
Less Distributions:
From net investment income	(0.01)	(0.02)	(0.06)	0.00[5]	(0.01)
From net capital gains	(1.46)	(0.47)	0.00	0.00	0.00
Total distributions	(1.47)	(0.49)	(0.06)	0.00	(0.01)
Net asset value, end of period	$24.64	$23.77	$22.58	$20.60	$16.50
Total Return[2]	9.82%	7.42%	9.89%	24.87%	-18.14%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$433,619	$423,762	$401,119	$354,258	$263,675
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	1.10%	1.11%	1.14%	1.16%	1.12%
After expense waivers and reimbursement	1.10%	1.11%	1.14%	1.16%	1.12%
Ratio of net investment income to average net assets[3]	0.02%	0.06%	0.27%	-0.11%	0.06%
Portfolio turnover rate	85.24%	76.85%	101.63%	113.63%	110.13%

1  Commencement of operations.

2  Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

3  Annualized when the period presented is less than one year.

4  Per share information was calculated based on average shares.

5  Dividends from net investment income are less than $0.005.

6  For Independence Flagship Fund and Independence Star Spangled Fund, does not include expenses of the investment companies in which the Funds invest.

7  Distributions from net capital gains are less than $0.005.

The accompanying notes are an integral part of these financial statements.

	Independence Flagship Fund					Independence Star Spangled Fund
	2006	2005	2004	2003	May 1, 2002[1] through Dec. 31, 2002	2006	Dec. 1, 2005[1] through Dec. 31, 2005
Net asset value, beginning of period	$11.97	$11.47	$10.50	$8.71	$10.00	$9.82	$10.00
Income From Investment Operations:[4]
Net investment income (loss)	0.18	0.15	0.10	0.10	0.10	0.00	0.02
Net realized and unrealized gain (loss) on investments	0.73	0.56	0.94	1.73	(1.33)	0.94	(0.13)
Total from investment operations	0.91	0.71	1.04	1.83	(1.23)	0.94	(0.11)
Less Distributions:
From net investment income	(0.18)	(0.16)	(0.07)	(0.04)	(0.06)	(0.01)	(0.07)
From net capital gains	(0.26)	(0.05)	0.00	0.00	0.00	0.00[7]	0.00
Total distributions	(0.44)	(0.21)	(0.07)	(0.04)	(0.06)	(0.01)	(0.07)
Net asset value, end of period	$12.44	$11.97	$11.47	$10.50	$8.71	$10.75	$9.82
Total Return[2]	7.52%	6.19%	9.92%	20.97%	-12.27%	9.59%	-1.12%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$159,289	$104,620	$65,420	$19,990	$2,071	$7,597	$790
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	0.46%[6]	0.47%[6]	0.52%[6]	0.84%[6]	2.12%[6]	1.04%[6]	5.57%[6]
After expense waivers and reimbursement	0.46%[6]	0.47%[6]	0.52%[6]	0.73%[6]	0.85%[6]	0.79%[6]	0.68%[6]
Ratio of net investment income to average net assets[3]	1.47%	1.29%	0.93%	1.04%	1.62%	0.00%	2.49%
Portfolio turnover rate	47.85%	12.16%	37.44%	20.58%	27.55%	79.01%	—

Financial Highlights  selected data for a share outstanding throughout each period

	S&P 500 Index Fund					Strategic Growth Fund
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002
Net asset value, beginning of period	$8.48	$8.23	$7.56	$5.96	$7.77	$13.87	$12.82	$11.67	$9.53	$13.09
Income From Investment Operations:[4]
Net investment income	0.12	0.11	0.12	0.09	0.08	0.05	(0.06)	(0.01)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	1.16	0.25	0.66	1.56	(1.82)	0.52	1.11	1.16	2.19	(3.51)
Total from investment operations	1.28	0.36	0.78	1.65	(1.74)	0.57	1.05	1.15	2.14	(3.56)
Less Distributions:
From net investment income	(0.12)	(0.11)	(0.11)	(0.05)	(0.07)	(0.05)	0.00	0.00	0.00	0.00
From net capital gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.12)	(0.11)	(0.11)	(0.05)	(0.07)	(0.05)	0.00	0.00	0.00	0.00
Net asset value, end of period	$9.64	$8.48	$8.23	$7.56	$5.96	$14.39	$13.87	$12.82	$11.67	$9.53
Total Return[2]	15.14%	4.30%	10.37%	27.74%	-22.37%	4.10%	8.19%	9.86%	22.46%	-27.20%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$133,078	$116,087	$112,827	$69,929	$25,497	$95,102	$84,141	$84,319	$77,235	$62,507
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	0.87%	0.86%	0.89%	1.09%	1.06%	1.22%	1.28%	1.35%	1.40%	1.40%
After expense waivers and reimbursement	0.60%	0.57%	0.50%	0.50%	0.50%	1.22%	1.28%	1.35%	1.40%	1.40%
Ratio of net investment income to average net assets[3]	1.39%	1.32%	1.57%	1.29%	1.14%	0.33%	-0.46%	-0.12%	-0.45%	-0.48%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	84.25%	70.91%	115.49%	33.03%	101.71%

1  Commencement of operations.

2  Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

3  Annualized when the period presented is less than one year.

4  Per share information was calculated based on average shares.

The accompanying notes are an integral part of these financial statements.

	Value Fund
	2006	2005	2004	2003	May 1, 2002[1] through Dec. 31, 2002
Net asset value, beginning of period	$12.15	$11.26	$9.70	$8.07	$10.00
Income From Investment Operations:[4]
Net investment income	0.06	0.07	0.07	0.11	0.07
Net realized and unrealized gain (loss) on investments	1.24	1.17	1.53	1.61	(1.93)
Total from investment operations	1.30	1.24	1.60	1.72	(1.86)
Less Distributions:
From net investment income	(0.07)	(0.04)	(0.04)	(0.09)	(0.07)
From net capital gains	(0.60)	(0.31)	0.00	0.00	0.00
Total distributions	(0.67)	(0.35)	(0.04)	(0.09)	(0.07)
Net asset value, end of period	$12.78	$12.15	$11.26	$9.70	$8.07
Total Return[2]	10.62%	11.04%	16.47%	21.32%	-18.64%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$125,357	$110,986	$37,898	$11,798	$6,888
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	1.30%	1.33%	1.49%	1.84%	2.13%
After expense waivers and reimbursement	1.30%	1.33%	1.40%	1.39%	1.32%
Ratio of net investment income to average net assets[3]	0.52%	0.55%	0.66%	1.29%	1.35%
Portfolio turnover rate	136.77%	30.56%	85.38%	280.69%	247.30%

Financial Highlights  selected data for a share outstanding throughout each period

	American Enterprise Bond Fund
	2006	2005	2004	May 1, 2003[2] through Dec. 31, 2003
Net asset value, beginning of period	$9.69	$9.98	$10.01	$10.05
Income From Investment Operations:[5]
Net investment income	0.46	0.40	0.33	0.20
Net realized and unrealized gain (loss) on investments	0.03	(0.28)	(0.01)	(0.01)
Total from investment operations	0.49	0.12	0.32	0.19
Less Distributions:
From net investment income	(0.47)	(0.41)	(0.35)	(0.23)
From net capital gains	0.00	0.00	0.00	0.00
Total distributions	(0.47)	(0.41)	(0.35)	(0.23)
Net asset value, end of period	$9.71	$9.69	$9.98	$10.01
Total Return[3]	5.20%	1.23%	3.21%	1.87%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$64,902	$52,745	$43,307	$20,318
Ratio of expenses to average net assets:[4]
Before expense waivers and reimbursement	1.09%	1.05%	1.08%	1.63%
After expense waivers and reimbursement	0.70%	0.28%	0.03%	0.00%
Ratio of net investment income to average net assets[4]	4.74%	4.12%	3.35%	2.96%
Portfolio turnover rate	94.45%[6]	155.08%[6]	23.34%	28.03%

1  Commencement of operations.

2  Effective date of registration.

3  Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

4  Annualized when the period presented is less than one year.

5  Per share information was calculated based on average shares.

6  Excludes the effect of short-term "to be announced" (TBA) security transactions. In a TBA transaction, the Fund has commited to purchasing or selling securities for which all specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which generally occurs 15 to 45 days subsequent to purchase.

7  For Independence Eagle Bond Fund, does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

	California Municipal Bond Fund					Independence Eagle Bond Fund
	2006	2005	2004	2003	2002	2006	Dec. 1, 2005[1] through Dec. 31, 2005
Net asset value, beginning of period	$11.62	$11.63	$11.56	$11.52	$11.16	$10.00	$10.00
Income From Investment Operations:[5]
Net investment income	0.41	0.40	0.41	0.42	0.47	0.50	0.11
Net realized and unrealized gain (loss) on investments	0.08	0.00	0.09	0.05	0.36	0.08	(0.02)
Total from investment operations	0.49	0.40	0.50	0.47	0.83	0.58	0.09
Less Distributions:
From net investment income	(0.41)	(0.40)	(0.41)	(0.43)	(0.47)	(0.49)	(0.09)
From net capital gains	(0.02)	(0.01)	(0.02)	0.00	0.00	0.00	0.00
Total distributions	(0.43)	(0.41)	(0.43)	(0.43)	(0.47)	(0.49)	(0.09)
Net asset value, end of period	$11.68	$11.62	$11.63	$11.56	$11.52	$10.09	$10.00
Total Return[3]	4.27%	3.50%	4.45%	4.16%	7.57%	6.01%	0.92%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$579,803	$485,314	$392,965	$333,646	$303,195	$24,019	$947
Ratio of expenses to average net assets:[4]
Before expense waivers and reimbursement	0.92%	0.93%	0.94%	0.93%	0.92%	0.69%[7]	4.26%[7]
After expense waivers and reimbursement	0.92%	0.93%	0.94%	0.93%	0.92%	0.02%[7]	0.68%[7]
Ratio of net investment income to average net assets[4]	3.51%	3.44%	3.58%	3.69%	4.15%	4.99%	12.76%
Portfolio turnover rate	5.85%	13.27%	10.25%	7.56%	19.79%	14.55%	—

Financial Highlights  selected data for a share outstanding throughout each period

	National Municipal Bond Fund					Strategic Income Fund
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002
Net asset value, beginning of period	$11.80	$11.85	$11.78	$11.66	$11.16	$4.51	$4.69	$4.55	$4.14	$4.20
Income From Investment Operations:[2]
Net investment income	0.41	0.40	0.43	0.42	0.47	0.24	0.23	0.20	0.20	0.29
Net realized and unrealized gain (loss) on investments	0.09	(0.01)	0.07	0.12	0.49	0.06	(0.12)	0.18	0.45	(0.04)
Total from investment operations	0.50	0.39	0.50	0.54	0.96	0.30	0.11	0.38	0.65	0.25
Less Distributions:
From net investment income	(0.41)	(0.40)	(0.43)	(0.42)	(0.46)	(0.20)	(0.29)	(0.24)	(0.24)	(0.31)
From net capital gains	0.00[4]	(0.04)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.04)	0.00	0.00	0.00	0.00
Total distributions	(0.41)	(0.44)	(0.43)	(0.42)	(0.46)	(0.24)	(0.29)	(0.24)	(0.24)	(0.31)
Net asset value, end of period	$11.89	$11.80	$11.85	$11.78	$11.66	$4.57	$4.51	$4.69	$4.55	$4.14
Total Return[1]	4.35%	3.37%	4.36%	4.73%	8.81%	6.97%	2.34%	8.73%	16.10%	6.31%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$172,126	$158,164	$117,742	$104,114	$90,809	$338,813	$319,453	$291,672	$262,386	$128,423
Ratio of expenses to average net assets:
Before expense waivers and reimbursement	0.97%	0.98%	0.99%	0.98%	0.97%	1.24%	1.23%	1.24%	1.30%	1.30%
After expense waivers and reimbursement	0.97%	0.98%	0.99%	0.98%	0.97%	1.24%	1.23%	1.24%	1.30%	1.30%
Ratio of net investment income to average net assets	3.51%	3.40%	3.68%	3.62%	4.08%	5.42%	4.91%	4.41%	4.53%	6.90%
Portfolio turnover rate	10.33%	32.64%	15.26%	18.88%	22.27%	98.14%[3]	88.58%[3]	97.55%[3]	140.55%[3]	85.26%[3]

1  Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annulaized) returns.

2  Per share information was calculated based on average shares.

3  Excludes the effect of short-term "to be announced" security transactions. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which generally occurs 15 to 45 days subsequent to purchase.

4  Distributions from net capital gains are less than $0.005.

The accompanying notes are an integral part of these financial statements.

	U.S. Government and Mortgage Securities Fund
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$9.92	$10.14	$10.24	$10.45	$10.10
Income From Investment Operations:[2]
Net investment income	0.43	0.40	0.26	0.32	0.50
Net realized and unrealized gain (loss) on investments	0.03	(0.20)	(0.09)	(0.21)	0.36
Total from investment operations	0.46	0.20	0.17	0.11	0.86
Less Distributions:
From net investment income	(0.45)	(0.42)	(0.27)	(0.32)	(0.51)
From net capital gains	0.00	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.45)	(0.42)	(0.27)	(0.32)	(0.51)
Net asset value, end of period	$9.93	$9.92	$10.14	$10.24	$10.45
Total Return[1]	4.77%	2.04%	1.72%	1.07%	8.69%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$207,714	$243,399	$292,453	$361,498	$501,248
Ratio of expenses to average net assets:
Before expense waivers and reimbursement	1.03%	1.05%	1.04%	1.02%	1.00%
After expense waivers and reimbursement	1.03%	1.05%	1.04%	1.02%	1.00%
Ratio of net investment income to average net assets	4.36%	3.95%	2.60%	3.11%	4.85%
Portfolio turnover rate	31.03%[3]	142.61%[3]	15.11%	43.71%	30.49%

Financial Highlights  selected data for a share outstanding throughout each period

	California Municipal Money Fund
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:[4]
Net investment income	0.027	0.018	0.006	0.004	0.009
Net realized and unrealized gain (loss) on investments	0.000	0.000	0.000	0.000	0.000
Total from investment operations	0.027	0.018	0.006	0.004	0.009
Less Distributions:
From net investment income	(0.027)	(0.018)	(0.006)	(0.004)	(0.009)
Total distributions	(0.027)	(0.018)	(0.006)	(0.004)	(0.009)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	2.76%	1.80%	0.59%	0.45%	0.86%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$61,801	$49,274	$36,345	$25,400	$36,099
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	0.92%	0.92%	0.95%	0.97%	0.91%
After expense waivers and reimbursement	0.59%	0.59%	0.60%	0.60%	0.59%
Ratio of net investment income to average net assets[3]	2.72%	1.81%	0.62%	0.46%	0.85%
Portfolio turnover rate	—	—	—	—	—

1  Commencement of operations.

2  Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

3  Annualized when the period presented is less than one year.

4  Per share information was calculated based on average shares.

The accompanying notes are an integral part of these financial statements.

	Money Market Fund
	2006	2005	2004	2003	March 4, 2002[1] through Dec. 31, 2002
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:[4]
Net investment income	0.042	0.027	0.011	0.012	0.014
Net realized and unrealized gain (loss) on investments	0.000	0.000	0.000	0.000	0.000
Total from investment operations	0.042	0.027	0.011	0.012	0.014
Less Distributions:
From net investment income	(0.042)	(0.027)	(0.011)	(0.012)	(0.014)
Total distributions	(0.042)	(0.027)	(0.011)	(0.012)	(0.014)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	4.26%	2.73%	1.06%	1.21%	1.45%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$156,306	$117,047	$56,480	$47,486	$18,376
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	0.94%	0.96%	0.95%	1.04%	1.27%
After expense waivers and reimbursement	0.86%	0.58%	0.32%	0.00%	0.00%
Ratio of net investment income to average net assets[3]	4.17%	2.79%	1.06%	1.17%	1.71%
Portfolio turnover rate	—	—	—	—	—

Notes to Financial Statements  December 31, 2006

1. Significant Accounting Policies

Atlas Funds, a Delaware business trust (the "Trust"), is an open-end investment management company registered under the Investment Company Act of 1940, as amended ("1940 Act"), offering seventeen portfolios. The Trust currently consists of the Atlas Dual Focus Fund (formerly the Atlas Balanced Fund), the Atlas Emerging Growth Fund, the Atlas Global Growth Fund, the Atlas Growth Opportunities Fund, the Atlas Independence Flagship Fund, the Atlas Independence Star Spangled Fund, the Atlas S&P 500 Index Fund, the Atlas Strategic Growth Fund, the Atlas Value Fund, the Atlas American Enterprise Bond Fund, the Atlas California Municipal Bond Fund, the Atlas Independence Eagle Bond Fund, the Atlas National Municipal Bond Fund, the Atlas Strategic Income Fund, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas California Municipal Money Fund, and the Atlas Money Market Fund (individually, a "Fund", or collectively, the "Funds"). All Funds are diversified with the exception of the Atlas Independence Flagship Fund, the Atlas Independence Star Spangled Fund, the Atlas California Municipal Bond Fund, the Atlas Independence Eagle Bond Fund, and the Atlas California Municipal Money Fund, which are non-diversified.

Effective July 31, 2006, Atlas Balanced Fund changed its name to the Atlas Dual Focus Fund. Its investment objective of long term capital appreciation and current income was not changed.

The Atlas S&P 500 Index Fund is a "feeder" fund in a "master-feeder" structure. As such, the Fund invests all of its assets in a separate mutual fund known as the "Master Portfolio". The Master Portfolio, which has the same investment objective as the Atlas S&P 500 Index Fund, invests in the common stock of the individual securities that comprise the S&P 500 Index. The Fund's investment value in the Master Portfolio, which reflects the Fund's ownership in the net assets of the Master Portfolio, is 4.89% of the outstanding interests of the Master Portfolio. The Fund records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included in this report and should be read in conjunction with the financial statements of the Atlas S&P 500 Index Fund.

The investment objective of the Money and Bond Funds is to seek a high level of current income consistent with prudent investment management. The Money Funds seek short-term yields with liquidity and stability of principal. The Bond Funds seek higher long-term yields for investors who can accept price fluctuations. The Stock Funds seek a varying mix of long-term capital growth and current income for investors who can accept price fluctuations.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a.  Investment Valuation: Fixed-income securities are valued by pricing services approved by the Trustees. Fixed-income securities with an active market are valued at the "bid" price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. For the securities for which market quotations are not readily available, approved pricing services provide values based on a computerized matrix system or appraisal, in each case based on information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing services are reviewed by the Trust officers under the general supervision of the Trustees.

Short-term securities have a remaining maturity of 13 months or less. Securities of Money Fund Portfolios, which consist of short-term securities, have a weighted average maturity of 90 days or less. All of the short-term securities are valued at amortized cost, which approximates market value. If a Money Fund portfolio had a remaining weighted average maturity of greater than 90 days, the portfolios would be stated at value based on recorded closing sales prices on a national securities exchange or, in the absence of a recorded sale, at the closing bid price.

Equity securities listed or traded on an exchange are stated at the recorded closing sales price on the exchange, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ

Automated Quotation System) is valued at the bid price from a pricing service or broker. Each security reported on the NASDAQ Automated Quotation System is valued at the NASDAQ official closing price on the valuation date.

Investment securities (including restricted securities) for which market quotations are not readily available are priced at their fair value by Atlas Advisers, Inc., the investment adviser (the "Adviser") to the Funds. Foreign securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined by the Adviser in good faith using consistently applied procedures under the supervision of the Board of Trustees.

Investments of Atlas Independence Flagship Fund, Atlas Independence Star Spangled Fund, and Atlas Independence Eagle Bond Fund are valued at the net asset value of each underlying Atlas fund determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open.

b.  Redemption Fee: A redemption fee of 2% is applied to shares of the Atlas Global Growth Fund that are redeemed within 60 days of their purchase. Redemption fees are recorded by the Fund as paid-in-capital. For the year ended December 31, 2006, the Fund received $34,499 in redemption fees. Such fees amount to less than $0.01 per share.

c.  Security Credit Risk: The Atlas Strategic Income Fund may invest any amount of its assets in higher yielding, lower-rated debt securities, including defaulted securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade fixed income securities. The Atlas Global Growth Fund and the Atlas Emerging Growth Fund may also invest in such lower-rated securities, but only to a much more limited extent. As of December 31, 2006, the Atlas Strategic Income Fund held securities in default with an aggregate market value of $499,213, representing 0.15% of the Fund's net assets.

d.  Municipal Bonds or Notes with "Puts": The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such right to resell is commonly known as a "put". In determining the weighted average maturity of the Money Funds' portfolios, municipal bonds and notes with put options will be deemed to mature on the last day on which the put may be exercisable.

e.  Variable Rate Demand Notes: The Funds have invested in certain variable interest rate demand notes with maturities greater than 90 days but which are redeemable at specified intervals upon demand. For purposes of calculating the portfolio's weighted average maturity, the notes are generally assumed to mature on the interest reset date.

f.  Federal Income Taxes: It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment and tax-exempt income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax has been recorded.

g.  Security Transactions: Security transactions are recorded on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

h.  Allocation of Expenses, Income and Gains and Losses: Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. All other expenses are charged to each Fund as incurred on a specific identification basis.

Notes to Financial Statements (continued)  December 31, 2006

i.  Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method. Interest on payment-in-kind debt securities is accrued as income at the coupon rate and a market adjustment is made at coupon payment date. Dividends are recorded on the ex-dividend date. Dividends-in-kind are recorded as income on the ex-dividend date at the current market value of the underlying security. The Money Funds and the Bond Funds declare dividends daily. Dividends are reinvested and paid monthly. The Stock Funds, with the exception of the Atlas Dual Focus Fund, which is on a quarterly schedule, declare, pay and reinvest dividends annually. For the Dual Focus Fund, Global Growth Fund, Emerging Growth Fund, Growth Opportunities Fund, Value Fund and Strategic Income Fund, income has been recorded net of foreign withholding taxes of $10,561, $374,000, $841, $159,664, $3,491, and $7,476 respectively, in the accompanying Statements of Operations. Distributions of capital gains, if any, are generally declared and paid once a year.

j.  To-Be-Announced Securities: The Funds may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the pool number and face amount. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which generally occurs 15 to 45 days subsequent to purchase. TBA's are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Pursuant to regulation, a Fund will set aside sufficient investment securities as collateral to meet these commitments. TBA commitments as of December 31, 2006 amounted to $4,597,504, $11,984,329, and $86,659,690 for the Atlas American Enterprise Bond Fund, Strategic Income Fund, and the U.S. Government and Mortgage Securities Fund, respectively.

k.  Options: Premiums received from written call or put options, including swaptions, are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option is not exercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly.

l.  Forward Contracts: The Stock Funds and Atlas Strategic Income Fund may enter into forward foreign currency exchange contracts (forward contracts) to hedge specific transactions or portfolio positions and to protect the value of the portfolio against future changes in currency exchange rates. A forward contract is an obligation to purchase or sell a specific currency at an agreed upon future date at a price set on the day of the contract.

The valuation of forward contracts is based on the daily prices of the forward currency contract rates in the foreign exchange markets as provided by pricing services. Gains or losses are realized upon the closing or settlement of the forward transaction.

Securities are held in segregated accounts to cover net exposure on outstanding forward contracts. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Credit and market risks are associated with forward contracts and represent the potential default of the counterparty to the contract as well as unanticipated movements in the value of a foreign currency relative to the U.S. dollar, respectively.

m.  Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

n.  Structured Notes: The Atlas Strategic Income Fund invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The Fund also invests in "index-linked" notes whose principal and/or interest payments depend on the performance of an underlying index. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate or underlying index. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2006, the market value of these securities comprised 13.62% of the Fund's net assets. The Fund also hedges a portion of the foreign currency exposure generated by these securities (See Note 7).

o.  Dollar Roll Transactions: The Atlas U.S. Government and Mortgage Securities Fund, the Atlas Strategic Income Fund and the Atlas American Enterprise Bond Fund may engage in dollar reverse repurchase agreements ("dollar rolls"), which entail the simultaneous sale of mortgage-backed securities with an agreement to buy back similar (same type, coupon and maturity) but not identical mortgage-backed securities at a future date at a price less than the price at which the mortgage-backed securities were originally sold. These transactions are accounted for as sales and purchases. The differential in price between the sale price and repurchase price is recorded as realized gain (loss) on investments. Any associated fee income is recorded as ordinary income and amortized on a daily basis until settlement date. Pursuant to regulation, the Funds set aside sufficient investment securities as collateral to meet these commitments. Dollar roll transactions involve risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities.

p.  Foreign Currency Translation: Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars at rates reported by selected pricing services on the following basis: market value of investments, other assets and liabilities—at the closing rate of exchange at the balance sheet date; purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates such transactions are recorded.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

q.  Securities Lending: The Atlas Dual Focus Fund, the Atlas Emerging Growth Fund, the Atlas Global Growth Fund, the Atlas Growth Opportunities Fund, the Atlas Strategic Growth Fund and the Atlas Value Fund may lend their securities to approved borrowers to earn additional income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Income from securities lending, net of any fees paid to the approved borrowers or to the Fund's custodian bank which serves as the lending agent, is included in interest income on the Statement of Operations. For the year ended December 31, 2006, income from securities lending of $13,369, $15,619, $49,364, $12,342, $21 and $9,617 was earned by Atlas Dual Focus Fund, Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas Growth Opportunities Fund, Atlas Strategic Growth Fund and Atlas Value Fund, respectively. As of December 31, 2006, the Atlas Dual Focus Fund, the Atlas Emerging Growth Fund, the Atlas Global Growth Fund, the Atlas Growth Opportunities Fund and the Atlas Value Fund had securities on loan with aggregate market values of $563,222, $4,147,233, $10,346,421, $6,728,450 and $1,364,454, respectively. Although the risks associated with securities lending are mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

r.  Classification of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net

Notes to Financial Statements (continued)  December 31, 2006 investment income or net realized gains may vary from the characterization for Federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which distributions are made may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences, and differing characterization of distributions made by a Fund.

The tax character of distributions paid during the periods ended December 31, 2006 and December 31, 2005 were as follows:

	Ordinary Income		Long-Term Capital Gain		Distribution in Excess		Tax Exempt Income
	2006	2005	2006	2005	2006	2005	2006	2005
Dual Focus Fund	$937,775	$647,515	$—	$—	$—	$4,456	$—	$—
Emerging Growth Fund	—	—	1,662,568	—	—	—	—	—
Global Growth	2,700,782	1,442,884	11,092,431	—	—	—	—	—
Strategic Growth Fund	319,965	—	—	—	2,753	—	—	—
Growth Opportunities	2,361,902	260,888	22,114,522	8,280,917	—	9,779	—	—
Independence Flagship Fund	2,178,578	1,772,968	3,174,959	36,514	—	—	—	—
Independence Star Spangled Fund	7,421	5,304	1,171	—	—	—	—	—
S&P 500 Index Fund	1,675,103	1,428,521	—	—	26,656	—	—	—
Value Fund	1,041,830	2,539,417	5,175,190	590,415	—	—	—	—
American Enterprise Bond Fund	2,635,676	2,154,890	—	—	—	27	—	—
CA Municipal Bond Fund	6,413	22,786	898,914	428,426	—	—	18,152,799	15,274,140
Independence Eagle Bond Fund	617,666	6,706	—	—	—	—	—	—
National Municipal Bond Fund	—	115,996	19,218	440,048	—	—	5,660,240	4,766,306
Strategic Income Fund	15,679,974	19,509,087	—	—	1,860,319	—	—	—
US Government & Mortgage Securities Fund	9,854,807	10,933,068	—	—	—	20	—	—
CA Municipal Money Fund	—	—	—	—	—	—	1,427,912	840,252
Money Market Fund		6,339,082	2,013,002	—	—	—	—	—

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Long-Term Capital Gain (Capital Loss Carryover)	Post October Loss Deferral	Unrealized Appreciation/ (Depreciation) *
Dual Focus Fund	$12,704	$(7,053,616)	$(10,134)	$4,577,419
Emerging Growth Fund	—	1,326,867	—	9,839,482
Global Growth	1,182,713	795,499	—	120,172,962
Growth Opportunities	1,329,986	6,909,021	—	69,453,552
Independence Flagship Fund	10,347	1,930,562	—	11,843,966
Independence Star Spangled Fund	—	61,937	—	264,339
S&P 500 Index Fund	—	(2,484,203)	(53,179)	23,454,752
Strategic Growth Fund	—	(50,171,616)	—	11,898,099
Value Fund	233,863	11,505	—	14,346,981
American Enterprise Bond Fund	9,591	(1,587,691)	(82,630)	123,983
CA Municipal Bond Fund	—	155,747	—	20,943,097
Independence Eagle Bond Fund	511	—	—	375,496
National Municipal Bond Fund	—	19,293	—	6,785,384
Strategic Income Fund	51,665	(1,939,164)	—	6,621,301
US Government & Mortgage Securities Fund	—	(4,429,482)	—	(1,630,830)
CA Municipal Money Fund	—	(236)	—	—
Money Market Fund	—	(952)	—	—

* Includes unrealized appreciation (depreciation) on investments, derivatives, and foreign currency denominated assets and liabilities, if any.

Permanent differences incurred during the year ended December 31, 2006, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed net realized gain (loss) and paid in capital as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid in Capital
Dual Focus Fund	$(32,773)	$32,774	$(1)
Emerging Growth Fund	347,695	100,354	(448,049)
Global Growth Fund	636,585	(636,585)	—
Growth Opportunities Fund	26,967	(26,987)	20
Independence Flagship Fund	77,621	(77,621)	—
Independence Star Spangled Fund	7,691	(7,686)	(5)
S&P 500 Index Fund	(2,733)	46,817	(44,084)
Strategic Growth Fund	2,753	—	(2,753)
Value Fund	819	(819)	—
American Enterprise Bond Fund	69,708	(69,708)	—
California Municipal Bond Fund	(16,494)	16,710	(216)
Independence Eagle Bond Fund	—	—	—
National Municipal Bond Fund	(90)	587	(497)
Strategic Income Fund	(127,917)	2,490,788	(2,362,871)
U.S. Government and Mortgage Securities Fund	431,291	(389,049)	(42,242)
California Municipal Money Fund	—	85	(85)

s.  Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Unrealized Appreciation/Depreciation—Tax Basis

As of December 31, 2006, each Fund had the following unrealized appreciation (depreciation) for federal income tax purposes (in 000's):

	Dual Focus Fund	Emerging Growth Fund	Global Growth Fund	Growth Opportunities Fund	Independence Flagship Fund	Independence Star Spangled Fund	Strategic Growth Fund	Value Fund
Unrealized appreciation	$5,314	$10,506	$124,549	$74,442	$11,844	$279	$12,889	$15,510
Unrealized depreciation	$(736)	$(666)	$(4,380)	$(4,989)	$—	$(15)	$(991)	$(1,163)
Net unrealized appreciation (depreciation)	$4,578	$9,840	$120,169	$69,453	$11,844	$264	$11,898	$14,347
Cost of securities for federal income tax purposes	$58,302	$87,921	$346,259	$370,452	$147,531	$7,297	$83,160	$112,453
	American Enterprise Bond Fund	California Municipal Bond Fund	Independence Eagle Bond Fund	National Municipal Bond Fund	Strategic Income Fund	U.S. Government and Mortgage Securities Fund	California Municipal Money Fund	Money Market Fund
Unrealized appreciation	$564	$21,191	$376	$6,984	$11,492	$1,412	$—	$—
Unrealized depreciation	$(415)	$(248)	$—	$(199)	$(6,577)	$(3,305)	$—	$—
Net unrealized appreciation (depreciation)	$149	$20,943	$376	$6,785	$4,915	$(1,893)	$—	$—
Cost of securities for federal income tax purposes	$68,857	$549,366	$23,589	$161,148	$342,485	$294,688	$61,507	$153,656

Notes to Financial Statements (continued)  December 31, 2006

Post October Losses

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2006, the Funds elected to defer capital and currency losses occurring between November 1, 2006 and December 31, 2006 as follows (in 000's):

	Capital Losses	Currency Losses
Dual Focus Fund	$10	$—
American Enterprise Bond Fund	83	—
S&P 500 Index Fund	53	—

As of December 31, 2006, the following Funds had capital loss carryovers approximating these amounts for federal income tax purposes (in 000's):

	Expiring December 31,
	2007	2008	2009	2010	2011	2012	2013	2014
Dual Focus Fund	$—	$—	$—	$7,054	$—	$—	$—	$—
S&P 500 Index Fund	$—	$3	$286	$1,411	$313	$62	$228	$181
Strategic Growth Fund	$—	$—	$23,718	$26,198	$256	$—	$—	$—
American Enterprise Bond Fund	$—	$—	$—	$—	$54	$52	$941	$618
Strategic Income Fund	$—	$—	$—	$1,939	$—	$—	$—	$—
U.S. Government and Mortgage Securities Fund	$420	$1,547	$146	$184	$101	$188	$—	$1,582
Money Market Fund	$—	$—	$—	$—	$1	$—	$—	$—

Such amounts may be used to offset capital gains realized during the subsequent periods indicated and thereby relieve these funds and their shareholders of federal tax liability with respect to the capital gains that are so offset. It is the intention of the Funds not to make distributions from capital gains while they have a capital loss carryover.

3. Fund Share Transactions

The following is a summary of Fund share transactions for the year ended December 31, 2006 (in 000's):

	Dual Focus Fund		Emerging Growth Fund		Global Growth Fund		Growth Opportunities Fund
	2006	2005	2006	2005	2006	2005	2006	2005
Sold	1,946	1,075	3,552	1,357	6,506	3,929	2,003	2,309
Issued as reinvestment of dividends	79	57	92	—	512	60	974	352
Redeemed	(1,243)	(763)	(2,252)	(941)	(3,424)	(1,940)	(3,203)	(2,595)
Net increase	782	369	1,392	416	3,594	2,049	(226)	66
	Independence Flagship Fund		Independence Star Spangled Fund		S&P 500 Index Fund		Strategic Growth Fund
	2006	2005	2006	2005	2006	2005	2006	2005
Sold	7,194	4,808	817	80	3,488	3,669	2,580	745
Issued as reinvestment of dividends	423	149	1	—	171	163	22	—
Redeemed	(3,550)	(1,921)	(192)	—	(3,542)	(3,856)	(2,061)	(1,255)
Net increase (decrease)	4,067	3,036	626	80	117	(24)	541	(510)
	Value Fund		American Enterprise Bond Fund		California Municipal Bond Fund		Independence Eagle Bond Fund
	2006	2005	2006	2005	2006	2005	2006	2005
Sold	3,194	6,570	3,907	3,287	17,275	15,380	2,710	94
Issued as reinvestment of dividends	479	251	215	172	1,238	1,004	48	1
Redeemed	(2,995)	(1,051)	(2,878)	(2,357)	(10,659)	(8,398)	(473)	—
Net increase	678	5,770	1,244	1,102	7,854	7,986	2,285	95

	National Municipal Bond Fund		Strategic Income Fund		U.S. Government and Mortgage Securities Fund		California Municipal Money Fund
	2006	2005	2006	2005	2006	2005	2006	2005
Sold	4,678	6,173	23,703	23,592	3,543	3,805	71,014	60,463
Issued as reinvestment of dividends	348	330	2,548	2,606	763	829	1,361	804
Redeemed	(3,954)	(3,035)	(22,993)	(17,622)	(7,943)	(8,926)	(59,849)	(48,338)
Net increase	1,072	3,468	3,258	8,576	(3,637)	(4,292)	12,526	12,929

	Money Market Fund
	2006	2005
Sold	265,789	181,879
Issued as reinvestment of dividends	6,047	1,905
Redeemed	(232,577)	(123,217)
Net increase	39,259	60,567

4. Purchases and Sales of Securities

Aggregate purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2006 were as follows (in 000's):

	Dual Focus Fund	Emerging Growth Fund	Global Growth Fund	Growth Opportunities Fund	Independence Flagship Fund	Independence Star Spangled Fund	Strategic Growth Fund	Value Fund
Purchases	$92,319	$198,582	$164,088	$353,188	$117,971	$11,049	$89,578	$171,115
Sales	$85,388	$172,330	$80,241	$390,096	$68,094	$4,389	$80,877	$166,068

	American Enterprise Bond Fund	California Municipal Bond Fund	Independence Eagle Bond Fund	National Municipal Bond Fund	Strategic Income Fund	U.S. Government and Mortgage Securities Fund
Purchases	$66,809	$138,406	$24,426	$34,562	$303,629	$94,740
Sales	$56,838	$27,157	$1,735	$15,454	$305,374	$131,025

5. Transactions with Affiliates and Related Parties

The Adviser provides portfolio management services to the Atlas Independence Flagship Fund, Atlas Independence Star Spangled Fund and Atlas Independence Eagle Bond Fund (collectively, the "Atlas Independence Portfolios"), and supervises the provision of similar services to the Atlas Municipal Funds and the Atlas Money Market Fund by Boston Safe Advisors, Inc.; to the Atlas Global Growth Fund, the Atlas Growth Opportunities Fund, the Atlas Strategic Income Fund, the Atlas U.S. Government and Mortgage Securities Fund, and the Atlas American Enterprise Bond Fund by OppenheimerFunds, Inc.; as of July 31, 2006 to the Atlas Dual Focus Fund (previously managed by New York Life Investment Management LLC) and to the Atlas Value Fund (previously managed by Hotchkis and Wiley Capital Management LLC) by BlackRock Investment Management, LLC (previously Fund Asset Management, L.P.); to the Atlas Strategic Growth Fund by Renaissance Investment Management; to the Atlas Emerging Growth Fund by Turner Investment Partners (together, the "Subadvisers"); and to the Master Portfolio, in which the Atlas S&P 500 Index Fund invests, by Barclays Global Fund Advisors ("BGFA"). The Atlas S&P 500 Index Fund invests all of its assets in the Master Portfolio, a passively managed fund, which is advised by BGFA. Each Fund pays the Adviser a management fee for the investment management services, and the Adviser, in turn, pays the Subadvisers. In addition, the Atlas S&P 500 Index Fund pays directly to BGFA an annualized fee of .05% of its daily assets invested in the Master Portfolio. The management fee paid to the Adviser is based on an annual rate, equal to a percentage of each Fund's average daily net assets, and is paid monthly as follows: .50% of net assets up to $500 million and .475% of net assets over $500 million for the Money Funds; .55% of net assets up to $500 million and .50% of net assets over $500 million for the Atlas American Enterprise Bond Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund and Atlas U.S. Government and Mortgage Securities Fund; .70% of net assets up to $100 million, .60% of net assets of the next

Notes to Financial Statements (continued)  December 31, 2006

$400 million and .50% of net assets over $500 million for the Atlas Dual Focus Fund, Atlas Growth Opportunities Fund and Atlas Strategic Growth Fund; .75% of net assets up to $100 million, .70% of net assets of the next $400 million and .65% of net assets over $500 million for the Atlas Strategic Income Fund; .80% of net assets up to $100 million, .75% of net assets of the next $400 million and .70% of net assets over $500 million for the Atlas Emerging Growth Fund, the Atlas Global Growth Fund and Atlas Value Fund; and .25% of net assets up to $500 million and .23% of net assets over $500 million for the Atlas S&P 500 Index Fund and the Atlas Independence Portfolios. As of December 31, 2006, the following amounts were payable by the respective Funds to Atlas Advisers, Inc. for management services rendered: Atlas Dual Focus Fund, $37,053; Atlas Emerging Growth Fund, $63,514; Atlas Global Growth Fund, $291,374; Atlas Growth Opportunities Fund, $230,361; Atlas Independence Flagship Fund, $33,823; Atlas Independence Star Spangled Fund, $1,616; Atlas Strategic Growth Fund, $56,938; Atlas Value Fund, $83,776; Atlas American Enterprise Bond Fund, $23,556; Atlas California Municipal Bond Fund, $265,483; Atlas National Municipal Bond Fund, $79,363; Atlas Strategic Income Fund, $203,386; Atlas U.S. Government and Mortgage Securities Fund, $97,322; Atlas California Municipal Money Fund, $3,613; and Atlas Money Market Fund, $50,738.

Atlas Securities LLC (the "Distributor") acts as principal underwriter for shares of each Fund pursuant to a Principal Underwriting Agreement. The Distributor receives payments under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, the Trust may reimburse the Distributor up to a maximum of .25% per year of average daily net assets in each Fund, payable on a monthly basis. As of December 31, 2006, the following amounts were payable by the respective Funds to the Distributor for Plan services rendered: Atlas Dual Focus Fund, $13,233; Atlas Emerging Growth Fund, $19,848; Atlas Global Growth Fund, $95,709; Atlas Growth Opportunities Fund, $92,445; Atlas S&P 500 Fund, $27,997; Atlas Strategic Growth Fund, $20,335; Atlas Value Fund, $26,510; Atlas American Enterprise Bond Fund, $13,625; Atlas California Municipal Bond Fund, $122,125; Atlas National Municipal Bond Fund, $36,074; Atlas Strategic Income Fund, $71,121; Atlas U.S. Government and Mortgage Securities Fund, $44,243; California Municipal Money Fund, $13,244 and Atlas Money Market Fund, $33,492.

The Atlas Independence Portfolios invest in specific no load Atlas Funds that have varied expense and fee levels. Due to the varying proportions owned of the underlying funds over time, the amount of fees and expenses incurred indirectly by the Atlas Independence Portfolios will vary.

Due to voluntary expense waivers in effect during the year ended December 31, 2006, 12b-1 fees were assessed and paid to the Distributor at rates, varying by Fund, ranging from 0.00% to 0.25% per annum. 12b-1 fees due the Distributor were waived in the aggregate amount of $131,346. Management fees due the Adviser were waived in the aggregate by $683,160. The Adviser also reimbursed $108,683 in the aggregate of other Fund expenses during the year.

The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corporation which is a wholly owned subsidiary of Wachovia Corp. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and the Distributor.

As of December 31, 2006, the Adviser and Distributor owned individually or in combination 26,746 shares in the Atlas Independence Flagship Fund; 15,120 shares in the Atlas Independence Star Spangled Fund; 299,109 shares in the Atlas Value Fund; 84,755 shares in the Atlas American Enterprise Bond Fund; 15,905 shares in the Atlas Independence Eagle Bond Fund; and 2,935,191 shares in the Atlas Money Market Fund.

6. Concentrations of Credit and Other Risks

There are certain concentrations of credit risk, which may subject the Funds to the effect of economic changes occurring in certain industries or sectors. As of December 31, 2006:

The Atlas California Municipal Bond Fund and the California Municipal Money Fund have concentrations in California municipal securities.

The Atlas U.S. Government and Mortgage Securities Fund has a concentration in Fannie Mae and Freddie Mac securities.

The following Funds have industry concentrations greater than 10% of net assets:

The Atlas Dual Focus Fund has 10.96% in electric utilities.

The Atlas Value Fund has 13.59% in diversified financial services and 10.56% in integrated oil & gas.

The Atlas Money Market Fund has 18.40% in diversified financial services and 16.09% in banks.

The following Funds have sector concentrations greater than 10% of net assets:

The Atlas American Enterprise Bond Fund has 21.96% in Fannie Mae securities and 15.98% in Freddie Mac securities.

The California Municipal Bond Fund has 31.14% in general obligation bonds.

The Atlas National Municipal Bond Fund has 18.26% in education and 16.43% in general obligation bonds.

The Atlas California Municipal Money Fund has 17.06% in general obligation bonds, 12.01% in leasing, 10.36% in housing and 10.36% in power.

7. Forward Contracts

As of December 31, 2006, the Atlas Strategic Income Fund had open foreign currency contracts as follows:

	Settlement Date	Contract Amount (000's)	Currency Abbreviation	Market Value as of 12/31/06	Unrealized Gain (Loss)
Contracts to Purchase:
Argentinian Peso	01/19/07	3,900	ARS	$1,275,010	$2,579
Australian Dollar	01/10/07-3/05/07	3,245	AUD	2,558,531	94,925
Brazilian Real	01/03/07-01/05/10	29,193	BRL	12,625,158	1,146,789
British Pound Sterling	01/10/07-01/16/07	2,025	GBP	3,965,143	106,475
Canadian Dollar	01/10/07-01/16/07	645	CAD	553,287	(11,760)
Chilean Peso	02/20/07-03/28/07	716,000	CLP	1,344,905	(12,145)
Euro Dollar	01/10/07-03/06/07	12,275	EUR	16,223,338	251,944
Hungarian Forint	01/04/07	265,000	HUF	1,391,360	31,828
Japanese Yen	01/10/07-03/05/07	2,847,000	JPY	23,970,989	(526,329)
Malaysian Ringgit	02/16/07-02/21/07	2,720	MYR	772,666	20,818
Mexican Peso	02/22/07-02/27/07	44,240	MXN	4,086,266	78,854
New Zealand Dollar	03/05/07	3,395	NZD	2,383,120	183,995
Norwegian Krone	01/10/07	10,665	NOK	1,710,980	15,838
Republic of Korea Won	01/12/07-02/02/07	1,668,000	KRW	1,794,239	26,414
Russian Ruble	03/06/07-03/07/07	28,460	RUB	1,081,195	(4,839)
South African Rand	01/08/07	9,890	ZAR	1,409,419	34,662
Swedish Krona	01/10/07-03/05/07	13,345	SEK	1,955,837	67,250
Swiss Franc	01/10/07-03/06/07	9,371	CHF	7,703,855	56,542
Thai Baht	01/17/07	41,000	THB	1,151,938	59,770
Turkish Lira	01/22/07-02/01/08	6,035	TRY	3,893,133	383,355
				$91,850,369	2,006,965

Notes to Financial Statements (continued)  December 31, 2006

	Settlement Date	Contract Amount (000's)	Currency Abbreviation	Market Value as of 12/31/06	Unrealized Gain (Loss)
Contracts to Sell:
Australian Dollar	01/10/07-03/05/07	5,470	AUD	$4,314,526	$(174,882)
Brazilian Real	01/03/07	2,800	BRL	1,310,555	(14,259)
British Pound Sterling	01/10/07-03/27/07	1,595	GBP	3,123,408	(106,423)
Canadian Dollar	01/10/07-02/20/07	2,870	CAD	2,461,749	114,339
Chinese Yuan	01/22/07	10,000	CNY	1,284,730	(126)
Czech Republic Koruna	01/22/07-12/21/07	45,920	CZK	2,228,384	(9,556)
Euro Dollar	01/10/07-05/21/07	13,490	EUR	17,837,154	(390,669)
Hong Kong Dollar	12/19/07-12/21/07	13,295	HKD	1,730,241	(183)
Japanese Yen	01/10/07-03/05/07	1,780,700	JPY	15,027,777	306,917
Mexican Peso	01/02/07	321	MXN	29,715	(130)
New Zealand Dollar	03/05/07	3,395	NZD	2,383,120	(150,799)
Norwegian Krone	01/10/07	645	NOK	103,477	(6,391)
Swedish Krona	01/10/07-03/05/07	20,425	SEK	2,990,475	(86,548)
Swiss Franc	01/10/07-12/21/07	11,130	CHF	9,174,315	(161,715)
Taiwan Dollar	01/04/07	43,000	TWD	1,319,773	6,446
Turkish Lira	12/18/07-02/01/08	4,035	TRY	2,489,631	(347,652)
				$67,809,030	(1,021,631)
Net unrealized gain					$985,334

8. Futures Contracts

The Bond and Stock Funds may purchase and sell futures contracts for hedging their investments against changes in value, to manage cash flow, to enhance income, or as a temporary substitute for purchases or sales of actual securities. These Funds may also buy or write put or call options on these futures contracts.

The purpose of the acquisition or sale of a futures contract is to protect the involved Fund from adverse fluctuations in interest rates or in market or currency indices and the resulting negative valuation effect on the Fund investments without actually buying or selling securities.

Upon engaging in a futures contract, the Fund is required to deposit with the broker an amount of cash or securities equal to a certain percentage of the contract amount (initial margin). Subsequent payments (variation margins) to and from the Fund or the broker must be made daily as the price of the security or the currency rate underlying the futures contract fluctuates, making the long or short position in the futures contract more or less valuable. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the accompanying Statements of Investments in Securities and Net Assets. The Statements of Assets and Liabilities reflect a receivable or payable for the daily variation margin.

The risks associated with futures contracts and related options include the possibility of imperfect correlation between the price of the futures contract or option and the price of the securities or indices being hedged and the possible absence of a liquid secondary market for any particular instrument at any time.

As of December 31, 2006, the Atlas American Enterprise Bond Fund had open futures contracts as follows:

	Expiration Date		Number of Contracts	Market Value as of 12/31/06	Unrealized Gain/(Loss)
Contracts to Purchase:
U.S. Long Bonds	31-	Mar	62	$6,909,125	$(98,669)
U.S. Treasury Notes, 10 Yr.	30-	Mar	9	$967,219	(12,061)
				$7,876,344	(110,730)
Contracts to Sell:
U.S. Treasury Notes, 2 Yr.	4-	Apr	41	$8,365,281	23,711
U.S. Treasury Notes, 5 Yr.	4-	Apr	15	1,575,938	9,362
Euro-Bundesobligation	31-	Mar	8	1,225,323	30,362
				$11,166,542	63,435
Net unrealized loss					$(47,295)

As of December 31, 2006, the Atlas Strategic Income Fund had open futures contracts as follows:

	Expiration Date		Number of Contracts	Market Value as of 12/31/2006	Unrealized Gain (Loss)
Contracts to Purchase:
Canadian Bonds, 10 Yr.	31-	Mar	8	$782,470	$(7,586)
Japan Government Mini Bonds, 10 Yr.	8-	Mar	2	$224,800	(1,488)
Amsterdam Index	21-	Jan	3	$392,945	10,282
DAX Index	18-	Mar	3	$657,924	11,575
Euro-Bundesobligation	31-	Mar	20	$3,060,059	(74,328)
Japan Government Bonds, 10 Yr.	20-	Mar	3	$3,375,016	(17,503)
OMX 30 Index	27-	Jan	44	$741,692	4,718
U.S. Long Bonds	31-	Mar	163	$18,164,313	(367,345)
S&P MIB Index	18-	Mar	1	$275,301	3,448
United Kingdom Long Gilt	30-	Mar	13	$2,751,146	(31,720)
Euro-Schatz	12-	Mar	81	$11,051,164	(63,657)
				$41,476,830	(533,604)
Contracts to Sell:
CAC- 40 10 Euro	21-	Jan	8	$585,692	(11,583)
FTSE JSE Top 40	15-	Mar	12	$389,542	(10,768)
Nikkei 225 Index	10-	Mar	14	$2,029,122	(116,953)
Australian Bonds, 10 Yr.	15-	Mar	5	$397,786	7,309
NASDAQ 100 Emini	16-	Mar	32	$1,136,000	6,686
S&P 500 Emini	16-	Mar	89	$6,356,380	(7,120)
Euro BOBL	10-	Mar	4	$573,982	4,245
FTSE 100 Index	16-	Mar	10	$1,216,564	(4,680)
U.S. Treasury Notes, 2 Yr.	4-	Apr	65	$13,262,031	31,928
U.S. Treasury Notes, 5 Yr.	4-	Apr	75	$7,879,688	57,729
U.S. Treasury Notes, 10 Yr.	30-	Mar	78	$8,382,563	13,759
				$42,209,350	(29,448)
Net unrealized loss					$(563,052)

As of December 31, 2006 the Atlas U.S. Government and Mortgage Securities Fund had open futures contracts as follows:

	Expiration Date		Number of Contracts	Market Value as of 12/31/2006	Unrealized Gain (Loss)
Contracts to Purchase:
U.S. Long Bonds	31-	Mar	61	$6,797,688	$(100,579)
Contracts to Sell:
U.S. Treasury Notes, 2 Yr.	4-	Apr	253	$51,619,906	147,983
U.S. Treasury Notes, 5 Yr.	4-	Apr	297	$31,203,563	179,529
U.S. Treasury Notes, 10 Yr.	30-	Mar	60	$6,448,125	34,999
				$89,271,594	362,511
Net unrealized gain					$261,932

9. Options Transactions

The Bond and Stock Funds may purchase and sell covered exchange listed put and call options on securities, indices and currencies. These options may be on debt securities, financial indices and foreign currencies (Bond Funds) and on stocks, stock and financial indices, foreign government securities or foreign currencies (Stock Funds).

The Bond and Stock Funds may sell put and covered call options for additional premium income, buy put options in an effort to protect the value of a security in its portfolio against decline in value and buy call options in an effort to protect against a price increase of securities or currencies it intends to purchase. The Bond and Stock Funds may also make offsetting transactions to close open positions.

Notes to Financial Statements (continued)  December 31, 2006

The Bond and Stock Funds may write a put option as an alternative to purchasing a security. A put option gives the holder the right to sell the underlying security to the Fund at any time during the option period at a predetermined exercise price. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option.

The Bond Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swap option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are valued daily based on quotations from brokers.

Premiums received are recorded as a liability that is marked to the market daily to reflect the current value of the options. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. If an option expires or is canceled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is lesser than or greater than the premium originally received.

Securities designated to cover outstanding call options are noted in the Statements of Investments in Securities and Net Assets where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses realized on option transactions are reported in the Statements of Operations.

The risk in writing a call option is that the Fund foregoes the opportunity to realize profit if the value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund is exposed to a potential loss if the value of the underlying security declines and the option is exercised. Owning an option exposes the Fund to the risk of paying a premium whether the option is exercised or not. Additional risk exists if an illiquid secondary market does not allow for entering into a closing transaction. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts.

Written option and swaption transactions in the Atlas Strategic Income Fund for the year ended December 31, 2006 were as follows:

	Call Options		Put Options
	Number of Options/ Swaptions	Amount of Premiums	Number of Options/ Swaptions	Amount of Premiums
Options outstanding at December 31, 2005	3,350,360	$13,735	0	$0
Options written	4,510,000	53,419	5,654,600	89,475
Options closed or expired	(7,860,360)	(67,154)	(874,600)	(39,672)
Options exercised	0	0	0	0
Options outstanding at December 31, 2006	0	$0	4,780,000	$49,803

10. Illiquid and Restricted Securities

The Funds may invest in securities that are illiquid or restricted. Restricted securities are not registered under the Securities Act of 1933, are often acquired in private placements that may have legal or contractual restrictions preventing their ready disposition, or may be repurchase agreements or time deposits maturing in more than seven days. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. No Fund will invest in illiquid or restricted assets if, immediately after such purchase, the value thereof would exceed 10% of its net assets. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. As of December 31, 2006 the value of illiquid securities and the resulting percentage of net assets amounted to $794,904 or 1.22% in the Atlas American Enterprise Bond Fund and $26,844,418

or 7.92% in the Atlas Strategic Income Fund. Certain Funds own restricted securities that have been determined to be liquid. These securities are not included in the 10% limitation mentioned above and are identified in the Statements of Investments.

11. Swap Agreements

The Bond Funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A fund may enter into interest rate, total return, forward spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a fund will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. A fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e. to reduce risk where the fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Swaps are valued daily based upon quotations from brokers. The change in value, if any, is recorded as unrealized gain or loss in the accompanying financial statements. Payments received or made at the end of the measurement period are recorded as an increase or decrease to income. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for an agreement, that the counterparty to an agreement may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement, and that there may be an unfavorable change in interest rates.

Notes to Financial Statements (continued)  December 31, 2006

As of December 31, 2006, the Atlas American Enterprise Bond Fund had the following open swap agreements:

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps
75,000	USD	6/20/11	Agreement with Morgan Stanley dated 4/19/06 to pay 0.67% per year times the notional amount.	$(550)
			The Fund receives payment of the notional amount upon the default of Belo Corp., 8.00% due 6/20/11.
150,000	USD	6/20/11	Agreement with Morgan Stanley dated 4/21/06 to pay 0.675% per year times the notional amount. The Fund receives payment of the notional amount upon the default of Belo Corp., 8.00% due 6/20/11.	(1,134)
135,000	USD	6/20/11	Agreement with Morgan Stanley dated 4/26/06 to pay 0.65% per year times the notional amount. The Fund receives payment of the notional amount upon the default Belo Corp., 8.00% due 6/20/11.	(883)
160,000	USD	6/20/07	Agreement with Morgan Stanley dated 5/19/06 to receive 3.15% per year times the notional amount. The Fund pays the notional amount upon the default of GMAC, 6.875% due 6/20/07.	1,942
115,000	USD	6/20/07	Agreement with Morgan Stanley dated 6/3/06 to receive 0.40% per year times the notional amount. The Fund pays the notional amount upon the default of Hyundai Motor Co., 5.30% due 6/20/07.	140
130,000	USD	9/20/09	Agreement with Deutsche Bank AG dated 6/24/06 to receive 2.00% per year times the notional amount. The Fund pays the notional amount upon the default of Allied Waste NA., 7.375% due 9/20/09.	3,463
220,000	USD	9/20/07	Agreement with Deutsche Bank AG dated 8/11/06 to receive 1.52% per year times the notional amount. The Fund pays the notional amount upon the default of Abitibi-Consolidated, Inc., 8.55% due 12/20/06.	814
255,000	USD	6/20/13	Agreement with Morgan Stanley dated 6/24/06 to receive 0.61% per year times the notional amount. The Fund pays the notional amount upon the default of J.C. Penney Co., 8.00% due 6/20/13.	(1,803)
85,000	USD	6/20/07	Agreement with Deutsche Bank AG dated 6/26/06 to receive 2.30% per year times the notional amount. The Fund pays the notional amount upon the default of GMAC, 6.875% due 6/20/07.	779
80,000	USD	9/20/07	Agreement with Morgan Stanley dated 9/11/06 to receive 1.05% per year times the notional amount. The Fund pays the notional amount upon the default of Bombardier, Inc., 8.00% due 9/20/06.	414
260,000	USD	9/20/11	Agreement with Morgan Stanley dated 6/23/06 to pay 0.79% per year times the notional amount. The Fund receives payment of the notional amount upon the default of Arrow Electronics, Inc., 6.875% due 9/20/11.	(4,552)
130,000	USD	9/20/11	Agreement with Goldman Sachs dated 6/30/06 to pay 0.77% per year times the notional amount. The Fund receives payment of the notional amount upon the default of Arrow Electronics, Inc., 6.875% due 9/20/11.	(2,166)
85,000	USD	9/20/07	Agreement with Morgan Stanley dated 9/13/06 to receive 1.00% per year times the notional amount. The Fund pays the notional amount upon the default of Bombardier, Inc., 8.20% due 9/20/07.	409
70,000	USD	9/20/07	Agreement with Deutsche Bank AG dated 9/14/06 to receive 0.90% per year times the notional amount. The Fund pays the notional amount upon the default of Bombardier, Inc., 8.20% due 9/20/07.	240
80,000	USD	9/20/07	Agreement with Morgan Stanley dated 9/15/06 to receive 1.05% per year times the notional amount. The Fund pays the notional amount upon the default of Arvin Meritor, Inc., 6.45% due 9/20/07.	198
305,000	USD	12/22/08	Agreement with Morgan Stanley dated 9/22/06 to pay 5.40% per year times the notional amount. The Fund receives the notional amount upon the default of Ford Motor Co., 7.15% due 12/20/08.	(16,723)
305,000	USD	12/20/16	Agreement with Morgan Stanley dated 9/22/06 to receive 7.15% per year times the notional amount. The Fund pays the notional amount upon the default of Ford Motor Co., 7.15% due 12/20/16.	18,297
1,600,000	USD	12/20/11	Agreement with Morgan Stanley dated 9/22/06 to receive 0.835% per year times the notional amount. The Fund pays the notional amount upon the default of CDX-HVOL7, 5.45% due 12/20/11.	(3,349)
145,000	USD	12/20/08	Agreement with Morgan Stanley dated 9/25/06 to pay 5.30% per year times the notional amount. The Fund receives the notional amount upon the default of Ford Motor Co., 7.15% due 12/20/08.	(7,684)
145,000	USD	12/20/16	Agreement with Morgan Stanley dated 9/25/06 to receive 7.05% per year times the notional amount. The Fund pays the notional amount upon the default of Ford Motor Co., 7.15% due 12/20/16.	7,940
70,000	USD	9/20/07	Agreement with Morgan Stanley dated 9/18/06 to receive 1.10% per year times the notional amount. The Fund pays the notional amount upon the default of Arvin Meritor Inc., 6.45% due 9/20/07.	199
210,000	USD	12/22/08	Agreement with Deutsche Bank dated 9/28/06 to receive 1.00% per year times the notional amount. The Fund pays the notional amount upon the default of Eastman Kodak Co., 3.625% due 12/20/08.	1,144
155,000	USD	12/20/16	Agreement with Morgan Stanley dated 9/28/06 to receive 5.80% per year times the notional amount. The Fund pays the notional amount upon the default of General Motors Corp., 7.125% due 12/20/16.	11,768
155,000	USD	12/22/08	Agreement with Morgan Stanley dated 9/28/06 to pay 4.00% per year times the notional amount. The Fund receives the notional amount upon the default of General Motors Corp., 7.125% due 12/20/08.	(6,080)
150,000	USD	12/20/16	Agreement with Morgan Stanley dated 9/29/06 to receive 3.95% per year times the notional amount. The Fund pays the notional amount upon the default of General Motors Corp., 7.125% due 12/20/16.	10,957
150,000	USD	12/22/08	Agreement with Morgan Stanley dated 9/29/06 to pay 5.75% per year times the notional amount. The Fund receives the notional amount upon the default of General Motors Corp., 7.125% due 12/20/08.	(5,745)
300,000	USD	12/20/11	Agreement with Morgan Stanley dated 10/18/06 to pay 1% per year times the notional amount. The Fund receives the notional amount upon the default of International Paper Co., 9.00% due 12/20/11.	(843)
95,000	USD	3/20/12	Agreement with Morgan Stanley dated 12/28/06 to pay 0.58% per year times the notional amount. The Fund receives the notional amount upon the default of J.C. Penny Co., 8.25% due 3/20/12.	14,956
Net unrealized gain				$22,148

As of December 31, 2006, the Atlas Strategic Income Fund had the following open swap agreements:
Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps
325,000	USD	11/20/16	Agreement with Morgan Stanley dated 11/03/06 to receive 2.75% per year times the notional amount.	$7,189
			The Fund pays the notional amount upon the default of Republic of Turkey, 7.50% due 4/08/33.
330,000	USD	12/20/16	Agreement with Deutsche Bank dated 12/02/06 to pay 1.71% per year times the notional amount. The Fund receives the notional amount upon the default of Republic of Philippines, 10.625% due 12/20/16.	(6,304)
645,000	USD	12/20/15	Agreement with Citigroup Global Markets dated 12/07/05 to pay 0.40% per year times the notional amount. The Fund receives payment of the notional amount upon the default of Republic of Hungary, 4.50% due 1/29/14.	(1,960)
305,000	USD	4/20/07	Agreement with Deutsche Bank AG dated 5/26/04 to receive 6 month USD-LIBOR-BBA+3.75% per year times the notional amount. The Fund pays the notional amount upon the default of OAO Gazprom, Term Loan due 4/16/09.	308,073
305,000	USD	10/20/07	Agreement with Deutsche Bank AG dated 5/25/04 to receive 6 month USD-LIBOR-BBA+4.00% per year times the notional amount. The Fund pays the notional amount upon the default of OAO Gazprom, Term Loan due 4/16/09.	313,651
205,000	USD	3/20/11	Agreement with Deutsche Bank AG dated 3/15/06 to pay 1.88% per year times the notional amount. The Fund receives payment of the notional amount upon the default of Republic of Ukraine, 7.65% due 6/11/13.	(3,476)
320,000	USD	10/09/13	Agreement with JP Morgan dated 10/09/03 to pay 2.40% per year times the notional amount. The Fund receives payment of the notional amount upon the default of Russian Federation, 5.00% due 3/31/30.	(33,830)
300,000	USD	3/20/11	Agreement with Morgan Stanley dated 3/17/06 to pay 1.68% per year times the notional amount. The Fund receives payment of the notional amount upon the default of Republic of Indonesia, 6.75% due 3/10/14.	(8,572)
1,150,000	USD	3/24/13	Agreement with Morgan Stanley dated 5/04/06 to receive 1.30% per year times the notional amount. The Fund pays the notional amount upon the default of Republic of Turkey Eurobonds, 6.25%-6.50% due 3/11/11-3/24/13.	(11,554)
325,000	USD	9/20/11	Agreement with Morgan Stanley dated 6/29/06 to receive 2.30% per year times the notional amount. The Fund pays the notional amount upon the default of Republic of Indonesia, 6.75% due 3/10/14.	16,668
300,000	USD	6/20/11	Agreement with Morgan Stanley dated 3/22/06 to receive 1.67% per year times the notional amount. The Fund pays the notional amount upon the default of Republic of Indonesia, 6.75% due 3/10/14.	8,101
350,000	USD	8/20/15	Agreement with Morgan Stanley dated 7/29/05 to pay 3.70% per year times the notional amount. The Fund receives payment of the notional amount upon the default of Republic of Colombia, 10.375% due 1/28/33.	(46,272)
1,310,000	USD	9/20/15	Agreement with Deutsche Bank AG dated 11/30/05 to pay 3.69% per year times the notional amount. The Fund receives payment of the notional amount upon the default of Republic of the Philippines, 10.625% due 3/16/25.	(158,463)
66,000	USD	8/20/11	Agreement with JP Morgan dated 7/31/06 to receive 1.92% per year times the notional amount. The Fund pays the notional amount upon the default of Republic of Ukraine, 2.44% due 8/20/11.	1,153
650,000	USD	11/20/15	Agreement with Morgan Stanley dated 8/16/06 to pay 3.48% per year times the notional amount. The Fund receives payment of the notional amount upon the default of Republic of Venezuela, 6.75% due 11/20/15.	(66,135)
385,000	USD	5/20/10	Agreement with Morgan Stanley dated 8/16/06 to pay 2.20% per year times the notional amount. The Fund receives payment of the notional amount upon the default of Republic of Venezuela, 6.75% due 05/20/10.	(16,498)
285,000	USD	11/20/09	Agreement with Credit Suisse First Boston dated 11/16/06 to pay 1.08% per year times the notional amount. The Fund receives payment of the notional amount upon the default of Republic of Ukraine, 7.65% due 05/20/10.	(812)
Interest Rate Swaps
460,000	PLN	3/24/10	Agreement with Citigroup Global Markets dated 3/24/05 to receive the notional amount multiplied by 5.52% and to pay the notional amount multiplied by the 6 months Floating Rate PLN-WIBOR-WIBO.	(2,888)
736,000	PLN	3/24/10	Agreement with Citigroup Global Markets, Inc. dated 3/25/05 to receive the notional amount multiplied by 5.55% and to pay the notional amount multiplied by the 6 months Floating Rate PLN-WIBOR-WIBO.	(4,592)
15,000,000	TWD	6/27/11	Agreement with Citigroup Global Markets AG dated 6/26/06 to pay the notional amount multiplied by 2.32% and to receive the notional amount multiplied by the 3 months Floating Rate TWD-TELERATE-6165.	(6,206)
6,612,000	MXN	5/13/15	Agreement with Deutsche Bank AG dated 5/13/05 to receive the notional amount multiplied by 5.46% and to pay the notional amount multiplied by the 6 months Floating Rate USD-LIBOR-BBA.	123,756
3,573,240	MXN	6/23/15	Agreement with Deutsche Bank AG dated 6/23/05 to receive the notional amount multiplied by 5.25% and to pay the notional amount multiplied by the 6 months Floating Rate USD-LIBOR-BBA.	56,932
15,000,000	INR	6/27/11	Agreement with Deutsche Bank AG dated 6/26/06 to pay the notional amount multiplied by 7.18% and to receive the notional amount multiplied by INR-MIBOR-OIS-COMPOUND.	3,956
1,230,000	PLN	7/01/10	Agreement with Credit Suisse First Boston dated 7/01/05 to receive the notional amount multiplied by 4.48% and to pay the notional amount multiplied by the 6 months Floating Rate PLZ-WIBOR-WIBO.	5,673
3,270,000	MXN	7/09/15	Agreement with Credit Suisse First Boston dated 7/21/05 to receive the notional amount multiplied by 10.00% and to pay the notional amount multiplied by the Floating Rate MXN-TIIE-BANXICO.	(43,207)
1,500,000	BRL	1/04/10	Agreement with Goldman Sachs dated 12/11/06 to receive the notional amount multiplied by 12.67% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate CDI.	250
1,500,000	BRL	1/04/10	Agreement with Goldman Sachs dated 12/12/06 to receive the notional amount multiplied by 12.71% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate CDI.	984

Notes to Financial Statements (continued)  December 31, 2006

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
319,988	BRL	1/02/14	Agreement with Goldman Sachs dated 12/12/06 to receive the notional amount multiplied by 12.87%	$3,301
			and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate CDI.
421,985	BRL	1/02/14	Agreement with Goldman Sachs dated 12/13/06 to receive the notional amount multiplied by 12.73% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate CDI.	5,711
3,129,455	BRL	1/04/10	Agreement with Goldman Sachs dated 12/13/06 to receive the notional amount multiplied by 12.61% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate CDI.	(857)
192,260	BRL	1/02/14	Agreement with Goldman Sachs dated 12/11/06 to receive the notional amount multiplied by 12.84% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate CDI.	5,649
7,770,000	MXN	12/31/09	Agreement with Goldman Sachs dated 1/06/05 to receive the notional amount multiplied by 9.84% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	47,694
3,120,000	MXN	1/30/15	Agreement with Goldman Sachs dated 2/11/05 to receive the notional amount multiplied by 10.22% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	43,617
1,500,000	MXN	3/05/15	Agreement with Goldman Sachs dated 3/17/05 to receive the notional amount multiplied by 10.85% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	26,513
3,350,000	MXN	5/08/15	Agreement with Goldman Sachs dated 5/20/05 to receive the notional amount multiplied by 10.70% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	56,327
2,825,000	MXN	5/29/15	Agreement with Goldman Sachs dated 6/10/05 to receive the notional amount multiplied by 10.43% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	41,616
2,825,000	MXN	6/01/15	Agreement with Goldman Sachs dated 6/13/05 to receive the notional amount multiplied by 10.30% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	41,718
2,840,000	MXN	6/04/15	Agreement with Goldman Sachs dated 6/16/05 to receive the notional amount multiplied by 10.29% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	41,795
1,630,000	MXN	6/24/15	Agreement with Goldman Sachs dated 7/06/05 to receive the notional amount multiplied by 10.00% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	21,294
1,400,000	MXN	2/05/16	Agreement with Goldman Sachs dated 2/17/06 to receive the notional amount multiplied by 8.70% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	741
1,950,000	MXN	8/31/20	Agreement with Goldman Sachs dated 9/19/05 to receive the notional amount multiplied by 9.41% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	22,577
5,900,000	MXN	8/26/25	Agreement with Goldman Sachs dated 9/20/05 to receive the notional amount multiplied by 9.51% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	79,415
3,600,000	MXN	8/28/25	Agreement with Goldman Sachs dated 9/22/05 to receive the notional amount multiplied by 9.50% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	48,208
8,090,000	ZAR	6/21/08	Agreement with JP Morgan dated 6/21/06 to pay the notional amount multiplied by 8.29% and to receive the notional amount multiplied by the 3 months Floating Rate ZAR-JIBAR-SAFEX.	12,031
3,200,000	MXN	8/17/15	Agreement with JP Morgan dated 8/29/05 to receive the notional amount multiplied by 9.76% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	36,668
1,800,000	MXN	9/16/26	Agreement with Goldman Sachs dated 10/11/06 to receive the notional amount multiplied by 9.33% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	23,082
1,640,000	PLN	7/04/10	Agreement with Lehman Brothers dated 7/04/05 to receive the notional amount multiplied by 4.53% and to pay the notional amount multiplied by the 6 months WIBOR.	(7,405)
2,262,478	BRL	1/02/08	Agreement with Goldman Sachs dated 6/21/05 to receive the notional amount multiplied by 17.96% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate CDI.	177,719
3,230,000	MXN	7/09/15	Agreement with Lehman Brothers dated 7/21/05 to receive the notional amount multiplied by 9.99% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	41,053
1,842,770	BRL	1/02/12	Agreement with JP Morgan dated 12/28/06 to receive the notional amount multiplied by 12.38% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate CDI.	1,117
1,841,951	BRL	1/02/12	Agreement with Goldman Sachs dated 12/28/06 to receive the notional amount multiplied by 12.39% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate CDI.	16,556
831,497	BRL	1/02/12	Agreement with JP Morgan dated 9/19/06 to receive the notional amount multiplied by 13.91% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate CDI.	29,913
1,570,000	BRL	1/02/14	Agreement with Goldman Sachs dated 12/08/06 to receive the notional amount multiplied by 12.92% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate CDI.	22,118
416,750	BRL	1/03/12	Agreement with Banco Santander Central Hispano SA dated 9/20/06 to receive the notional amount multiplied by 14.00% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate CDI.	27,958
415,791	BRL	1/02/12	Agreement with Goldman Sachs dated 9/20/06 to receive the notional amount multiplied by 14.05% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate CDI.	32,687
3,590,000	BRL	1/04/10	Agreement with Goldman Sachs dated 8/02/06 to receive the notional amount multiplied by 14.89% and to pay the notional amount multiplied by the Brazil Interbank Deposit Rate CDI.	128,776
4,160,000	MXN	8/27/26	Agreement with Goldman Sachs dated 9/21/06 to receive the notional amount multiplied by 9.15% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	42,401
2,100,000	MXN	7/17/26	Agreement with Goldman Sachs dated 8/11/06 to receive the notional amount multiplied by 9.29% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	23,915
2,600,000	MXN	7/16/26	Agreement with Barclays dated 8/11/06 to receive the notional amount multiplied by 9.27% and to pay the notional amount multiplied by the 28 days Floating Rate MXN-TIIE-BANXICO.	26,261
73,000,000	HUF	7/04/11	Agreement with Deutsche Bank AG dated 7/03/06 to pay the notional amount multiplied by 8.44% and to receive the notional amount multiplied by 6 months Floating Rate HUF-BUBOR-REUTERS.	(4,166)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Total Return Swaps
507,516	GBP	10/09/07	Agreement with Morgan Stanley dated 10/08/01 to pay the notional amount multiplied by the 1 month	$64,425
			GBP-LIBOR-BBA and to receive the notional amount multiplied by the rate of return on the Equity Basket.
987,376	EUR	10/09/07	Agreement with Morgan Stanley dated 10/09/06 to pay the notional amount multiplied by the 1 month EUR-LIBOR-BBA and to receive the notional amount multiplied by the rate of return on the Equity Basket.	85,963
322,569	USD	10/09/07	Agreement with Goldman Sachs dated 10/06/06 to pay the notional amount multiplied by 1 month USD-LIBOR-BBA and to receive the notional amount multiplied by the rate of return on MSCI DAILY TR NET BELGIUM USD MARKET INDEX.	15,496
114,686,693	JPY	1/08/07	Agreement with Morgan Stanley dated 12/07/06 to pay the amount of loss realized on the value of the Equity and to receive the amount of gain on the value of the Equity upon termination of the Equity Swap.	21,451
281,409,225	KRW	3/08/07	Agreement with Morgan Stanley dated 12/15/06 to pay the amount of loss realized on the value of the Equity and to receive the amount of gain on the value of the Equity upon termination of the Equity Swap.	10,333
431,672	CHF	3/15/07	Agreement with Goldman Sachs dated 12/18/06 to pay the amount of loss realized on the value of the Equity and to receive the amount of gain on the value of the Equity upon termination of the Equity Swap.	(5,208)
751,901	BRL	2/14/07	Agreement with Goldman Sachs dated 12/12/06 to pay the amount of loss realized on the value of the Equity and to receive the amount of gain on the value of the Equity upon termination of the Equity Swap.	7,277
3,890,000	MXN	1/14/15	Agreement with Goldman Sachs dated 1/12/05 to pay the notional amount multiplied by 6 month USD-LIBOR-BBA and to receive the notional amount multiplied by 5.10%.	20,328
3,487,500	MXN	1/20/15	Agreement with Goldman Sachs dated 1/20/05 to pay the notional amount multiplied by 6 month USD-LIBOR-BBA and to receive the notional amount multiplied by 5.08%.	230,068
813,865	USD	1/08/07	Agreement with Goldman Sachs dated 12/08/06 to pay the notional amount multiplied by 1 month USD-LIBOR-BBA and to receive the notional amount multiplied by the rate of return on Equity Sector Index.	(6,356)
294,536,169	USD	1/08/07	Agreement with Goldman Sachs dated 12/08/06 to pay the notional amount multiplied by 1 month USD-LIBOR-BBA and to receive the notional amount multiplied by the rate of return on S&P Index.	(54,783)
Net unrealized gain				$1,940,614

12. Atlas Funds Plan of Reorganization and Plan of Liquidation

At a regular meeting of the Board of Trustees held on November, 14, 2006, the Trustees of the Trust approved a Reorganization Plan involving mergers for certain of the Funds and a Liquidation Plan for certain other Funds. Under the Liquidation Plan, any remaining shares of Atlas California Municipal Money Fund and Atlas Money Market Fund would be liquidated on or about March 30, 2007. The table which follows lists the Funds which will exchange their shares and have their assets acquired and liabilities assumed by the acquiring fund under the Reorganization Plan:

Atlas Fund:	Merges Into:
Dual Focus Fund
Emerging Growth Fund
Global Growth Fund
Growth Opportunities Fund
Independence Flagship Fund
Independence Star Spangled Fund
S&P 500 Index Fund
Strategic Growth Fund
Value Fund
American Enterprise Bond Fund
California Municipal Bond Fund
Independence Eagle Bond Fund
National Municipal Bond Fund
U.S. Government and Mortgage Securities Fund
Strategic Income Fund	Evergreen Disciplined Value Fund
Evergreen Small-Mid Growth Fund
Evergreen Intrinsic World Equity Fund
Evergreen Large Cap Equity Fund
Evergreen Envision Growth and Income Fund
Evergreen Envision Growth Fund
Evergreen Equity Index Fund
Evergreen Large Cap Equity Fund
Evergreen Disciplined Value Fund
Evergreen Core Bond Fund
Evergreen California Municipal Bond Fund
Evergreen Envision Income Fund
Evergreen Municipal Bond Fund
Evergreen U.S. Government Fund
Oppenheimer Strategic Income Fund

The mergers are expected to take place in May of 2007 subsequent to approval by shareholders.

Notes to Financial Statements (continued)  December 31, 2006

13. New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109 ("FIN 48"). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Funds is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders
Atlas Funds

We have audited the accompanying statements of assets and liabilities, including the statements of investments in securities and net assets, of the Atlas Dual Focus Fund (formerly the Atlas Balanced Fund), Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas Growth Opportunities Fund, Atlas Independence Flagship Fund, Atlas Independence Star Spangled Fund, Atlas S&P 500 Index Fund, Atlas Strategic Growth Fund, Atlas Value Fund, Atlas American Enterprise Bond Fund, Atlas California Municipal Bond Fund, Atlas Independence Eagle Bond Fund, Atlas National Municipal Bond Fund, Atlas Strategic Income Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Money Fund and Atlas Money Market Fund (collectively, the Funds), each a series of the Atlas Funds, as of December 31, 2006 and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statements of changes in net assets for the year or period ended December 31, 2005 and the financial highlights for each of the years or periods in the four-year period ended December 31, 2005 were audited by other auditors whose report thereon dated February 22, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds, as of December 31, 2006, the results of their operations, changes in their net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2007

Tax Information  (unaudited)

The following tax information represents disclosures of various tax benefits for the year ended December 31, 2006 passed through to shareholders of the Atlas Funds.

Of the distributions made from net investment income for the below stated Atlas Funds, the following percentages apply.

Tax-exempt income for regular federal income tax purposes-
National Municipal Bond Fund	100.00%
California Municipal Money Fund	100.00%
California Municipal Bond Fund	99.96%
Qualified dividend income-
S&P 500 Index Fund	100.00%
Global Growth Fund	100.00%
Independence Star Spangled Fund	99.82%
Value Fund	99.36%
Strategic Growth Fund	99.14%
Growth Opportunities Fund	98.93%
Dual Focus Fund	96.01%
Independence Flagship Fund	33.10%
Strategic Income Fund	0.92%
Independence Eagle Bond Fund	0.48%
Dividends received deduction for corporations-
S&P 500 Index Fund	100.00%
Independence Star Spangled Fund	99.82%
Value Fund	99.36%
Strategic Growth Fund	99.14%
Growth Opportunities Fund	98.93%
Dual Focus Fund	83.40%
Global Growth Fund	45.87%
Independence Flagship Fund	28.37%
Strategic Income Fund	0.34%
Independence Eagle Bond Fund	0.17%

The Global Growth Fund paid foreign taxes of $372,666 leading to a foreign tax credit of $0.021698 per share, and recognized foreign source income of $2,126,932 or $0.123835 per share.

Long-term capital gains distributions on a per share basis-
Growth Opportunities Fund	$1.32965
Global Growth Fund	$0.66769
Value Fund	$0.55420
Emerging Growth Fund	$0.32511
Independence Flagship Fund	$0.25599
California Municipal Bond Fund	$0.01822
Independence Star Spangled Fund	$0.00166
National Municipal Bond Fund	$0.00133

Portfolio Proxy Voting Policies and Procedures  (unaudited)

A description of the Trust's Portfolio Proxy Voting Policies and Procedures and information regarding the Trust's proxy voting record for the most recent twelve month period ended June 30, 2006 are available (i) without charge, upon request, by calling the Trust at 1-800-933-2852, and (ii) from the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Trust files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available (i) without charge, upon request, by calling the Trust at 1-800-933-2852; (ii) from the SEC's website at www.sec.gov; and (iii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room).

Board of Trustees—Considerations in Approving Interim Investment Advisory Agreement, Investment Advisory Agreement and Investment Sub-Advisory Agreements

On October 1, 2006, Golden West Financial Corporation ("Golden West Financial"), the parent of World Savings Bank FSB and sole shareholder of Atlas Advisers, Inc. (the "Adviser" or "Atlas Advisers"), merged into a wholly-owned subsidiary of Wachovia Corporation ("Wachovia"). As a result of the merger, Wachovia became the parent of the Adviser. A subsidiary of Wachovia and Atlas Advisers manages the Evergreen family of funds and the Atlas family of funds, respectively.

The advisory and sub-advisory agreements, to which the Atlas Funds were a party, terminated upon the closing of the merger. Accordingly, in anticipation of the merger, on August 18, 2006, the Atlas Funds Board of Trustees (the "Board" or "Trustees") approved an interim investment advisory agreement and new sub-advisory agreements, each to take effect from the closing date of the merger. These agreements have terms and provisions that are substantially identical to the respective terms and provisions of the Atlas Funds' former advisory and sub-advisory agreements, except that the interim investment advisory agreement contains certain provisions required by applicable Investment Company Act rules, including the following: 1) because shareholders had not yet approved a new investment advisory agreement, the interim agreement may only remain in effect until a) approval of an investment advisory agreement by Fund Shareholders or b) 150 days from October 1, 2006, the effective date of the merger (whichever comes first), and 2) all advisory fees earned by the Adviser under the interim agreement will be escrowed in an interest-bearing account while that agreement is in effect pending shareholder approval of an investment advisory agreement. The sub-advisory agreements are not subject to these special terms and escrow limitations.

At a meeting held on November 14, 2006, the Board of the Trust approved a new investment advisory agreement between the Trust and Atlas Advisers. The new investment advisory agreement has terms and provisions that are substantially identical to the respective terms and provisions of the Atlas Funds' former advisory agreement that terminated upon the closing of the Golden West Financial Merger. Details of the Board's deliberations, on August 18, 2006 and November 14, 2006, are provided below.

The Trustees recognized that the purpose of the interim advisory agreement and the new investment advisory agreement is to provide for the continuing management of each Atlas Fund in the same manner as provided for under the prior agreement after the termination of the prior agreement upon the merger of Golden West Financial into Wachovia. In making its determination to approve the advisory and sub-advisory agreements, the Board requested, received, and reviewed written information relating to the management style and past performance record of the Adviser and each sub-adviser. The Board was provided with, among other things: (1) memoranda from counsel to the Trust setting forth the Board's fiduciary duties and responsibilities under the 1940 Act and the factors the Board should

Board of Trustees—Considerations in Approving Interim Investment   (unaudited)
Advisory Agreement, Investment Advisory Agreement and Investment
Sub-Advisory Agreements (continued)

consider in its evaluation of the advisory and each sub-advisory agreement and (2) materials that described: (i) the nature, extent and quality of services provided and to be provided, including monitoring and oversight of the sub-advisers and for both the Adviser and sub-advisers, compliance, responsiveness to the Board, integrity and quality of management personnel and resources and future business plans; (ii) each Fund's investment performance including the relative risk versus return of a Fund and the comparison of a Fund's performance to its peer group; (iii) costs of services and profits including the reasonableness of fees, profit margins, willingness to reinvest in the business and whether the Adviser or each sub-adviser has had increased compliance costs; (iv) economies of scale including breakpoints, total expense ratios and total expenses; and (v) any ancillary benefits that the Adviser and its affiliates, or any sub-adviser, may realize from contractual relationships, including, for example, benefits the Adviser may receive from Funds' relationship with Golden West Financial or Wachovia and for the sub-advisers, any benefits from soft dollars. In addition, the Board considered information relevant to each factor that it had received throughout the year regarding the Adviser, each sub-adviser and the Funds they manage, both in the form of written Board and Committee materials, and in presentations by the Adviser and various sub-advisers.

The approval determinations were made on the basis of each Trustee's business judgment after consideration of all the information presented. In reviewing the foregoing materials and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed approvals of the advisory and sub-advisory agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the agreements in light of their own business judgment. This discussion is not intended to be all-inclusive.

Interim Investment Advisory Agreement and Investment Advisory Agreement

Atlas Advisers, Inc.

Nature, Extent, and Quality of Services

The Board considered the depth and quality of the Adviser's oversight of the sub-advisers. The Board noted that the Atlas Funds' "manager of managers" exemptive order from the SEC provides Atlas Funds, on the recommendation of the Adviser, with the flexibility to engage or terminate a sub-adviser without shareholder approval. The Board discussed the Adviser's procedures for evaluating and ranking the performance of each sub-adviser, its process for reporting the results to the Board and, when appropriate, the Adviser's processes for recommending that the Atlas Funds terminate a sub-adviser and select a new one. The Board further noted that the Adviser conducts in-person oversight visits of each sub-adviser, reports the results of the visit to the Board and then follows through with additional inquiry on any questions or concerns that arise during the visit. The Board also noted that the Adviser requires sub-advisers to respond to a variety of compliance checklists to ensure their ongoing compliance with their respective Atlas Fund's investment parameters. In addition, the Adviser has dedicated personnel working closely with Investors Bank & Trust, Atlas Funds' Administrator, to monitor daily each of the Atlas Fund's valuations, trading, securities lending, and compliance exceptions.

The Board then considered the depth and quality of the Adviser's investment management process. The Board noted that the Adviser directly manages the Atlas Independence Flagship Fund, the Atlas Independence Eagle Bond Fund and the Atlas Independence Star Spangled Fund. The Board considered the experience, capability, longevity, and integrity of the Adviser's senior management and other investment personnel, and the financial state of the Adviser as a subsidiary within the Wachovia Corporation consolidated group of companies following the anticipated merger of the Adviser's parent company into a subsidiary of Wachovia on October 1, 2006. The Trustees further considered the Adviser's continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

An Investment Committee, which is comprised of senior management from the Adviser, is primarily responsible for the day-to-day management of the Atlas Independence Portfolios. The Adviser has engaged OFI Institutional Asset Management, Inc. ("OFII") to provide research and modeling services to assist the Investment Committee in part in determining the appropriate allocation of the Atlas Independence Portfolios' assets among the underlying Atlas Funds. The Adviser retains complete discretion and control over the portfolio management of the Atlas Independence Portfolios and pays OFII a flat fee for its services. OFII is affiliated with OppenheimerFunds, Inc., the sub-adviser for the Global Growth Fund, Growth Opportunities Fund, Strategic Income Fund, U.S. Government and Mortgage Securities Fund and the American Enterprise Bond Fund.

The Board noted the Adviser's commitment to compliance, including a compliance staff that includes the Fund's Chief Compliance Officer and a compliance officer. The Board then considered the Adviser's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs, its efforts to keep the Board members informed, and its attention to matters that may involve conflicts of interest with the Atlas Funds. The Board concluded it was satisfied with the nature, quality and extent of services the Adviser provides.

Investment Results

The Board considered the unique, balanced pursuit of the investment objectives and investment results of each Fund managed by the Adviser in light of their respective objectives. The Trustees reviewed the short-term and long-term performance of each of these Funds on both an absolute basis and in comparison to benchmark indices. The Trustees also reviewed the Morningstar or Lipper rankings for each of these Funds, as applicable. In assessing performance of these Funds managed by the Adviser, the Trustees took into consideration the fact that Fund performance is expected to track the appropriate benchmarks as closely as possible given certain practical constraints imposed by the 1940 Act, the Fund's investment restrictions, the Fund's size and similar factors.

The Board concluded that although investment performance of the Atlas Independence Flagship Fund lagged in recent periods, its longer term and overall performance record was satisfactory. The Board concluded that investment performance of the Atlas Independence Eagle Bond Fund and the Atlas Independence Star Spangled Fund was satisfactory based on the extremely limited performance history of these Funds available to them and considered that a more thorough evaluation of investment performance could be made when longer performance records become available.

Costs of Services and the Adviser's Profitability

The Board noted that the Adviser's fees are 0.25% for average assets up to $500 million and 0.23% for average assets greater than $500 million. The Adviser's fees for the Atlas Independence Flagship Fund are comparable to the average management fees paid by the other funds in its Lipper category. The Board further noted that during 2006 managing the Fund was profitable to the Adviser. The Board noted that the total expense ratio for the Atlas Independence Flagship Fund for the periods was lower than the Lipper average.

The Board then discussed the specific fees for the Atlas Independence Eagle Bond Fund and the Atlas Independence Star Spangled Fund. The Board noted that the Adviser's fees are 0.25% for average assets up to $500 million and 0.23% for average assets greater than $500 million. The Board noted that the shareholders of these Funds are not assessed a Rule 12b-1 fee. The Board also considered that the Adviser has agreed to waive fees and reimburse fund expenses in order to financially support the two Funds in their early stages of investment operations, and that these Funds were each operating at a loss to the Adviser since inception after such waivers and reimbursements. In this regard, the Trustees noted with approval that currently the Adviser is voluntarily waiving its fees and reimbursing the Atlas Independence Eagle Bond Fund for an amount equal to 100% of that Fund's expenses, and is voluntarily reducing its fee by, or reimbursing the Atlas Independence Star Spangled Fund for the amount necessary to prevent the Atlas Independence

Board of Trustees—Considerations in Approving Interim Investment Advisory Agreement, Investment Advisory Agreement and Investment Sub-Advisory Agreements (continued)

Star Spangled Fund's total expenses from exceeding .81% (equal to the Lipper average) of that Fund's average daily net assets. The Board agreed that the fees for these Funds were fair and reasonable in light of the services the Adviser will provide and the Adviser's financial support of the new Funds. The total expense ratios for the Atlas Independence Eagle Bond Fund and the Atlas Independence Star Spangled Fund were compared to the Lipper averages.

The Board then noted that during 2006, managing the Atlas Funds and overseeing each Atlas Fund's sub-adviser was profitable to the Adviser with the exception of four Atlas Funds, which resulted in a loss to the Adviser. The Board concluded that the Adviser's profitability rates were fair and reasonable in consideration of the services provided to each Atlas Fund.

Economies of Scale

The Board considered the benefit to Atlas Fund shareholders of economies of scale. The Board noted that the management fees paid to the Adviser are subject to a reduction as certain breakpoints are reached. The Adviser provides a breakpoint at $500 million in average assets for all Atlas Funds. In addition, the Adviser provides the Growth Opportunities, Dual Focus, Global Growth, Emerging Growth, Value, and Strategic Income Funds with an additional management fee breakpoint at $100 million in assets. The Board then reviewed the Adviser's profit margins and the expense ratios and concluded that these breakpoints are reasonable in light of the Adviser's modest profit margins and low expense. This economy of scale would benefit shareholders of the Atlas Funds.

Ancillary Benefits

The Board then discussed the benefits that the Adviser expects to receive from an affiliation with Wachovia Corporation and its various subsidiaries. The Board noted that the Atlas Funds would comprise a part of Wachovia's total product line, which could be offered to customers of Wachovia affiliates operating in the financial services industry, but that such potential benefits were likely to be limited in light of the proposed reorganizations into the Evergreen Funds. The Trustees also noted that while any such "fall out" benefits may accrue to the Adviser and its affiliates, the Atlas Funds and their shareholders also receive indirect benefits as a result of their relationship to a successful national financial services conglomerate, including the support of operational and administrative infrastructures, physical buildings and branch offices, and a significant potential customer base.

Conclusion

In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together. After discussion, and based on a consideration of these factors in their totality, the Board decided to approve the interim advisory agreement and the new investment advisory agreement with Atlas Advisers and concluded that it was in the best interest of each Atlas Fund and its shareholders to recommend the approval of the new investment advisory agreement to shareholders.

Investment Sub-Advisory Agreements

Boston Safe Advisors, Inc.

Atlas California Municipal Bond Fund, Atlas National Bond Fund, Atlas California Municipal Money Fund, and Atlas Money Market Fund

Nature, extent and quality of services

The Board noted Boston Safe's solid reputation within the investment management community and its on-going demonstrated commitment to compliance as well as the Funds' long-term relationship with Boston Safe. The Board concluded it was satisfied with the nature, quality and extent of services that Boston Safe Advisors provides.

Investment Results

The Board then discussed the investment results of the Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas California Municipal Money Fund (the "Atlas Municipal Funds"), and the Atlas Money Market Fund. The Board noted that the Atlas Municipal Funds are managed using a more conservative mix of investments than many of their peers and that the Board expects their performance at times to be lower than their peers as a result.

The Board noted where the California Municipal Bond Fund ranked in its Lipper Peer Group for the trailing 1-year, 3-year and 5-year periods. While the performance was below average, the Trustees noted that the Fund's investments included 67% in AAA bond versus 57% for its peer group and that Trustees concluded that the higher credit quality of these investments contributed to its lower relative ranking. The Trustees further noted that shareholders favor this Fund, as it enjoyed the largest inflows year-to-date among stock and bond funds, and the largest net assets of all the Atlas Funds.

The Board next noted where the National Municipal Bond Fund ranked in its Lipper Peer Group that for the trailing 1-year, 3-year and 5-year periods. The Board also noted that 87% of that Fund's investments are in AAA, AA or A grade investments versus 83% for its peers.

The Board then noted that the three-month return for the California Money Fund slightly lagged the industry average and where the Fund ranked among its peers. The Board noted that the Money Market Fund had a three-month return that outperformed the industry average and where that Fund ranked among its peers. The Board concluded it was satisfied with the overall performance record of the Atlas Funds managed by Boston Safe.

Costs of Services and Boston Safe's Profitability

The Board noted that for the Californian Municipal Bond Fund, there was only one other sub-advised fund to compare against and that Boston Safe charged the Atlas California Municipal Bond Fund an amount equal to or less than that one fund at each breakpoint evaluated in assets under management. The Board noted that for the National Municipal Bond Fund, Boston Safe's fees were equal to or 0.03% higher than the average of its peers at each breakpoint. The Board noted that there was no other sub-advised fund to compare the California Municipal Money Fund. The Board noted, that the sub-advisory fees paid to Boston Safe were 0.06% to 0.07% lower than average at each breakpoint evaluated for the Money Market Fund. The Board concluded that the fees Boston Safe charges are reasonable and will benefit the Funds and their shareholders.

The Board reviewed Boston Safe's financial information and noted that managing the Funds is profitable to Boston Safe. The Board further concluded that Boston Safe's profitability rates were fair and reasonable in consideration of the services provided to each Fund.

Conclusion

In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

Board of Trustees—Considerations in Approving Interim Investment Advisory Agreement, Investment Advisory Agreement and Investment Sub-Advisory Agreements (continued)

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the investment advisory agreement with Boston Safe.

BlackRock Investment Management, LLC

Atlas Dual Focus Fund and Atlas Value Fund

The Board noted that it had thoroughly reviewed all relevant factors when it considered and approved the advisory agreements with BlackRock's predecessor, Fund Asset Management LLC ("FAM") at the May 11, 2006 Board meeting, and that a description of the additional factors it considered then and its related deliberations are contained in the Atlas Funds Semi-Annual Report for the period ended June 30, 2006. The transition of the Dual Focus and Value Funds to FAM's management occurred on July 31, 2006, therefore there is no additional performance track record to report and consider.

The Board noted that the fees it had approved at the May 11, 2006 meeting, as well as the comparison of those fees to FAM's peers remain unchanged.

Conclusion

In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the investment advisory agreements with BlackRock.

Oppenheimer Funds, Inc.

Atlas American Enterprise Bond Fund, the Atlas Global Growth Fund, Atlas Growth Opportunities Fund, Atlas Strategic Income Fund, and Atlas U.S. Government and Mortgage Securities Fund

Nature, extent and quality of services

The Board discussed the quality and nature of Oppenheimer's sub-advisory services throughout the year. The Board discussed the composition and experience of the team of investment professionals that manage the Funds. The Board noted that Oppenheimer has had only a few non-material compliance issues since November 2005 and for the few that have occurred, Oppenheimer's senior management has responded quickly and effectively to each one. The Board noted that the adviser is pleased with the improvements Oppenheimer has made in this area and its commitment to compliance.

Investment Results

The Board considered the performance of the Atlas Funds Oppenheimer manages. The Board noted where the Global Growth Fund, Growth Opportunities Fund, and Strategic Income Fund ranked in their respective Lipper peer groups for the trailing 1-year, 3-year, 5-year and 10-year periods.

The Trustees noted where U.S. Government and Mortgage Securities Fund and American Enterprise Bond Fund ranked in their respective Lipper peer groups for the trailing 1-year period, the only full period that Oppenheimer has managed these two Funds.

The Board concluded that they were satisfied with the overall performance of the Atlas Funds managed by Oppenheimer.

Costs of services and Oppenheimer's Profitability

The Board reviewed the fee information. The Board reviewed the fees Oppenheimer charges the Funds and compared them to the fees charged by its respective Lipper peers, if any, at different breakpoints in assets under management. The Board noted that the Global Growth Fund had only one other sub-advised fund to compare and that Oppenheimer's fees were slightly lower. The Board noted that the fees for the Growth Opportunities Fund were consistently 0.04% or 0.05% below the average for its peer category. The Board then noted that for the Strategic Income Fund there are no other funds that are sub-advised in its category. The Board noted that the fees for the Government and Mortgage Securities Fund are significantly lower across all breakpoints. The Board noted that the fees for the American Enterprise Bond Fund are 0.02% to 0.04% below the average for its peers that are sub-advised.

Finally, the Board considered Oppenheimer's profitability in managing the Atlas Funds. The Board noted that managing the Funds is profitable to Oppenheimer. The Board concluded that Oppenheimer's profitability rates were fair and reasonable in consideration of the services provided to each Fund.

Conclusion

In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the investment advisory agreement with Oppenheimer.

Renaissance Investment Management

Atlas Strategic Growth Fund

Nature, extent and quality of services

The Board noted that Renaissance provided a team of investment professionals to manage the Atlas Strategic Growth Fund. The Board noted that it was pleased with the nature and quality of Renaissance's operations as well as its compliance infrastructure.

Investment Results

The Board considered the performance of the Strategic Growth Fund. The Board noted where Strategic Growth Fund ranked in its Lipper peer group for the trailing 1-year, 3-year, 5-year, and 10-year periods. However, the Trustees further noted that the Fund had outperformed its benchmark since Renaissance became the Fund's manager.

Costs of services and Renaissance's Profitability

The Board reviewed the fee comparisons and considered the reasonableness of Renaissance's fees. The Board noted that that the fees Renaissance charges the Atlas Strategic Growth Fund are lower when compared to another fund sub-advised by Renaissance, several other comparable institutional accounts managed by Renaissance, and the fees other sub-advisers charge the Fund's Lipper peers.

The Board concluded that the fees Renaissance charges the Strategic Growth Fund and cost structure and profitability margins are reasonable.

Board of Trustees—Considerations in Approving Interim Investment Advisory Agreement, Investment Advisory Agreement and Investment Sub-Advisory Agreements (continued)

Conclusion

In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the investment advisory agreement with Renaissance.

Turner Investment Partners

Atlas Emerging Growth Fund

Nature, extent and quality of services

The Board noted that Turner's past performance as a sub-adviser to the Emerging Growth Fund has been solid. The Board cited Turner's good compliance record and efficient and responsive operations. The Board concluded it was satisfied with the nature, quality and extent of services that Turner provides.

Investment Results

The Board considered the performance of the Emerging Growth Fund. The Board noted where the Emerging Growth Fund ranked among its Lipper peers for the 1-year and 3-year periods—the only periods available for this Fund. The Board concluded that it was satisfied with the Fund's performance.

Costs of services and Turner's Profitability

The Board considered the reasonableness of the fees that Turner charges the Emerging Growth Fund. The Board noted that when compared with all other sub-advised funds in its peer group, the Lipper Small Cap Growth Category, Turner's fees are 0.15% to 0.19% lower than its Lipper Peer Group.

The Board considered Turner's profitability in managing the Fund. The Board concluded that Turner's profit and cost structure is reasonable.

Conclusion

In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the investment advisory agreement with Turner.

Trustees and Officers  (unaudited)

The Trustees and principal officers of Atlas Funds (the "Trust"), their business addresses, positions held, length of time served, principal occupations for the past five years and other trusteeships held are set forth in the following table.

Trustees who are "Interested Persons" of the Trust

Name, (Year of Birth) and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee
Marion O. Sandler, (1930)(1) 1901 Harrison Street Oakland, CA 94612	Trustee, Chairman of the Board	Since 11/1987 Term: Continuous	Chairman Emeritus of Golden West Financial Corp (since 10/1/06); Chairman of the Board and Chief Executive Officer of World Savings Bank, FSB ("World Savings"), Golden West Financial Corporation ("GWFC"); Chairman of the Board Atlas Securities, LLC ("Distributor") and the Adviser	Eighteen	Atlas Insurance Trust

Russell W. Kettell, (1944)(1) 1901 Harrison Street Oakland, CA 94612	Trustee	Since 12/1989 Term: Continuous	Executive Vice President of World Savings (since 10/1/06); President of GWFC and Senior Executive Vice President of World Savings	Eighteen	Atlas Insurance Trust

Trustees who are not "Interested Persons" of the Trust

Name, (Year of Birth) and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
David M. Laney, (1949)(2) 794 Davis Street San Leandro, CA 946577-6900	Trustee	Since 11/2005 Term: Continuous	Partner, Jackson Walker L.L.P; Partner, Jenkins & Gilchrist P.C.; Managing Partner, Jenkins & Gilchrist P.C.	Eighteen	Atlas Insurance Trust, Matador Resources Inc., Chairman of the Board of National Railroad Passenger Corporation (AMTRAK)

Daniel L. Rubinfeld, (1945)(2)(4) 794 Davis Street San Leandro, CA 946577-6900	Trustee	From 12/1989 to 8/1997 and from 3/1999 to present Term: Continuous	Professor of Law and Professor of Economics, University of California, Berkeley	Eighteen	Atlas Insurance Trust

David J. Teece, (1948)(2)(4) 794 Davis Street San Leandro, CA 94577-6900	Trustee	Since 12/1989 Term: Continuous	Professor, Haas School of Business and Director, Institute of Management, Innovation and Organization, University of California, Berkeley	Eighteen	Atlas Insurance Trust, LECG Corp.: a professional services firm

Trustees and Officers (continued)  (unaudited)

Principal Officers who are Not Trustees

Name, (Year of Birth) and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Lawrence Key, (1953) 794 Davis Street San Leandro, CA 94577-6900	President and Chief Operating Officer	Since 8/2004 Term of Offices: Continuous	August 2004 to present – President and Chief Operating Officer of the Trust, Atlas Insurance Trust, the Distributor and the Adviser; January 2004 to present – Group Senior Vice President of World Savings; December 2003 to present – Director of the Distributor and the Adviser; September 2001 to December 2003 – Group Senior Vice President and Chief Operating Officer of the Trust, Atlas Insurance Trust, the Distributor and the Adviser

Lezlie A. Iannone, (1957) 794 Davis Street San Leandro, CA 94577-6900	Group Senior Vice President and Secretary	Since 10/2004 Term of Offices: Continuous	July 2005 to present – Group Senior Vice President and Secretary of the Trust, Atlas Insurance Trust, the Distributor and the Adviser; October 2004 to June 2005 – Senior Vice President and Secretary of the Trust, Atlas Insurance Trust, the Distributor and the Adviser; May 2000 to present – Senior Vice President of the Distributor

Gene A. Johnson, (1952) 794 Davis Street San Leandro, CA 94577-6900	Vice President and Treasurer	Since 1/2000 Since 7/1998 Term of Offices: Continuous	Vice President of the Trust, Atlas Insurance Trust and the Adviser

Matthew Sadler (1962) 794 Davis Street San Leandro, CA 94577-6900	Senior Vice President and Chief Compliance Officer	Since 12/2006 Term of Offices: Continuous	12/2006 to Present – Senior Vice President and Chief Compliance Officer of the Trust, Atlas Insurance Trust and the Adviser; July 2003 to November 2006 – Senior Vice President of the Trust, Atlas Insurance Trust and the Adviser; August 2001 to June 2003 – President and CEO of Quintara Capital Management

(1) Trustee who is an "interested person" of the Trust due to his or her affiliation with the Adviser.

(2) Member of the Contracts Committee and Audit Committee.

(3) Includes the portfolios of Atlas Funds (17) and Atlas Insurance Trust (1).

(4) Member of the Nominating Committee.

S&P 500 Index Master Portfolio
Schedule of Investments  December 31, 2006

Security	Shares	Value
Common Stocks - 98.70%
Advertising - 0.18%
Interpublic Group of Companies Inc. (a)(b)	92,689	$1,134,513
Omnicom Group Inc. (b)	36,164	3,780,585
		4,915,098
Aerospace & Defense - 2.09%
Boeing Co. (The)	167,387	14,870,661
General Dynamics Corp.	84,934	6,314,843
Goodrich Corp. (b)	26,227	1,194,640
L-3 Communications Holdings Inc. (b)	25,890	2,117,284
Lockheed Martin Corp.	74,965	6,902,028
Northrop Grumman Corp.	72,529	4,910,213
Raytheon Co.	94,466	4,987,805
Rockwell Collins Inc.	36,070	2,282,870
United Technologies Corp.	212,977	13,315,322
		56,895,666
Agriculture - 1.93%
Altria Group Inc.	442,791	38,000,324
Archer-Daniels-Midland Co.	138,044	4,411,886
Monsanto Co.	114,277	6,002,971
Reynolds American Inc. (b)	36,073	2,361,699
UST Inc. (b)	33,839	1,969,430
		52,746,310
Airlines - 0.09%
Southwest Airlines Co. (b)	165,435	2,534,464
		2,534,464
Apparel - 0.39%
Coach Inc. (a)	77,010	3,308,350
Jones Apparel Group Inc.	23,719	792,926
Liz Claiborne Inc.	21,916	952,469
Nike Inc. Class B	40,323	3,993,187
VF Corp. (b)	18,719	1,536,456
		10,583,388
Auto Manufacturers - 0.37%
Ford Motor Co.	395,922	2,973,374
General Motors Corp.	119,058	3,657,462
PACCAR Inc. (b)	52,478	3,405,822
		10,036,658
Auto Parts & Equipment - 0.16%
Goodyear Tire & Rubber Co. (The) (a)	37,341	783,788
Johnson Controls Inc.	41,165	3,536,897
		4,320,685
Banks - 6.61%
Bank of America Corp.	952,439	50,850,718
Bank of New York Co. Inc. (The)	160,665	6,325,381
BB&T Corp.	113,630	4,991,766
Comerica Inc.	34,132	2,002,866
Commerce Bancorp Inc. (b)	39,381	1,388,968
Compass Bancshares Inc. (b)	27,220	1,623,673
Fifth Third Bancorp	117,447	4,807,106
First Horizon National Corp. (b)	26,138	1,092,046
Huntington Bancshares Inc. (b)	50,128	1,190,540
KeyCorp	84,887	3,228,253
M&T Bank Corp. (b)	16,351	1,997,438
Marshall & Ilsley Corp. (b)	53,517	2,574,703

(continued)

Security	Shares	Value
Banks (continued)
Mellon Financial Corp.	86,606	$3,650,443
National City Corp. (b)	132,322	4,837,692
Northern Trust Corp. (b)	39,437	2,393,432
PNC Financial Services Group	61,988	4,589,592
Regions Financial Corp. (b)	153,209	5,730,017
State Street Corp. (b)	69,711	4,701,310
SunTrust Banks Inc. (b)	76,502	6,460,594
Synovus Financial Corp. (b)	68,183	2,102,082
U.S. Bancorp	374,220	13,543,022
Wachovia Corp.	403,121	22,957,741
Wells Fargo & Co.	712,800	25,347,168
Zions Bancorporation	22,444	1,850,283
		180,236,834
Beverages - 2.04%
Anheuser-Busch Companies Inc.	161,854	7,963,217
Brown-Forman Corp. Class B (b)	16,513	1,093,821
Coca-Cola Co. (The)	430,377	20,765,690
Coca-Cola Enterprises Inc.	58,186	1,188,158
Constellation Brands Inc. Class A (a)(b)	44,534	1,292,377
Molson Coors Brewing Co. Class B	9,439	721,517
Pepsi Bottling Group Inc.	28,850	891,753
PepsiCo Inc.	347,180	21,716,109
		55,632,642
Biotechnology - 1.12%
Amgen Inc. (a)	246,495	16,838,073
Biogen Idec Inc. (a)	72,327	3,557,765
Celgene Corp. (a)	78,048	4,490,101
Genzyme Corp. (a)	55,018	3,388,008
MedImmune Inc. (a)(b)	50,371	1,630,509
Millipore Corp. (a)	11,039	735,197
		30,639,653
Building Materials - 0.15%
American Standard Companies Inc.	36,709	1,683,108
Masco Corp. (b)	83,780	2,502,509
		4,185,617
Chemicals - 1.32%
Air Products & Chemicals Inc. (b)	46,379	3,259,516
Ashland Inc.	13,437	929,572
Dow Chemical Co. (The)	201,991	8,067,521
Du Pont (E.I.) de Nemours and Co. (b)	194,090	9,454,124
Eastman Chemical Co.	17,295	1,025,766
Ecolab Inc. (b)	37,586	1,698,887
Hercules Inc. (a)(b)	23,512	454,017
International Flavors & Fragrances Inc. (b)	16,716	821,759
PPG Industries Inc. (b)	34,759	2,231,875
Praxair Inc.	67,861	4,026,193
Rohm & Haas Co. (b)	30,199	1,543,773
Sherwin-Williams Co. (The) (b)	23,704	1,507,100
Sigma-Aldrich Corp.	14,034	1,090,722
		36,110,825
Coal - 0.13%
CONSOL Energy Inc. (b)	38,858	1,248,508
Peabody Energy Corp.	55,633	2,248,130
		3,496,638

S&P 500 Index Master Portfolio
Schedule of Investments  December 31, 2006

(continued)

Security	Shares	Value
Commercial Services - 0.70%
Apollo Group Inc. Class A (a)(b)	29,694	$1,157,175
Block (H & R) Inc.	67,674	1,559,209
Convergys Corp. (a)	29,501	701,534
Donnelley (R.R.) & Sons Co.	45,504	1,617,212
Equifax Inc.	26,835	1,089,501
McKesson Corp.	63,004	3,194,303
Monster Worldwide Inc. (a)	26,753	1,247,760
Moody's Corp.	49,844	3,442,227
Robert Half International Inc.	36,312	1,347,901
Western Union Co.	161,067	3,611,122
		18,967,944
Computers - 4.02%
Affiliated Computer Services Inc. Class A (a)(b)	24,988	1,220,414
Apple Computer Inc. (a)	179,385	15,219,023
Cognizant Technology Solutions Corp. (a)	29,653	2,288,025
Computer Sciences Corp. (a)	36,132	1,928,365
Dell Inc. (a)	478,333	12,001,375
Electronic Data Systems Corp. (b)	108,945	3,001,435
EMC Corp. (a)(b)	476,070	6,284,124
Hewlett-Packard Co.	578,197	23,815,934
International Business Machines Corp.	320,052	31,093,052
Lexmark International Inc. Class A (a)(b)	21,098	1,544,374
NCR Corp. (a)	37,910	1,621,032
Network Appliance Inc. (a)	78,385	3,078,963
SanDisk Corp. (a)	47,354	2,037,643
Sun Microsystems Inc. (a)	738,722	4,003,873
Unisys Corp. (a)(b)	71,803	562,936
		109,700,568
Cosmetics & Personal Care - 1.99%
Avon Products Inc. (b)	94,227	3,113,260
Colgate-Palmolive Co.	108,730	7,093,545
Estee Lauder Companies Inc. (The) Class A	27,299	1,114,345
Procter & Gamble Co.	669,551	43,032,043
		54,353,193
Distribution & Wholesale - 0.10%
Genuine Parts Co. (b)	36,041	1,709,425
Grainger (W.W.) Inc. (b)	15,911	1,112,815
		2,822,240
Diversified Financial Services - 8.78%
American Express Co.	255,817	15,520,417
Ameriprise Financial Inc.	51,304	2,796,068
Bear Stearns Companies Inc. (The)	25,341	4,125,008
Capital One Financial Corp.	86,188	6,620,962
Chicago Mercantile Exchange Holdings Inc.	7,488	3,817,008
CIT Group Inc.	41,841	2,333,473
Citigroup Inc.	1,041,146	57,991,832
Countrywide Financial Corp.	130,225	5,528,051
E*TRADE Financial Corp. (a)	89,891	2,015,356
Federal Home Loan Mortgage Corp.	145,917	9,907,764
Federal National Mortgage Association	205,479	12,203,398
Federated Investors Inc. Class B (b)	19,309	652,258
Franklin Resources Inc.	35,091	3,865,975
Goldman Sachs Group Inc. (The)	90,752	18,091,411
Janus Capital Group Inc. (b)	43,966	949,226

(continued)

Security	Shares	Value
Diversified Financial Services (continued)
JPMorgan Chase & Co.	732,809	$35,394,675
Legg Mason Inc.	27,602	2,623,570
Lehman Brothers Holdings Inc.	113,112	8,836,309
Merrill Lynch & Co. Inc.	186,670	17,378,977
Morgan Stanley	222,218	18,095,212
Rowe (T.) Price Group Inc.	55,070	2,410,414
Schwab (Charles) Corp. (The)	217,689	4,210,105
SLM Corp. (b)	86,316	4,209,631
		239,577,100
Electric - 3.19%
AES Corp. (The) (a)	139,222	3,068,453
Allegheny Energy Inc. (a)	34,625	1,589,634
Ameren Corp.	43,324	2,327,799
American Electric Power Co. Inc.	82,930	3,531,159
CenterPoint Energy Inc. (b)	65,629	1,088,129
CMS Energy Corp. (a)(b)	46,605	778,303
Consolidated Edison Inc.	53,362	2,565,111
Constellation Energy Group Inc.	37,812	2,604,112
Dominion Resources Inc.	74,288	6,228,306
DTE Energy Co.	37,400	1,810,534
Duke Energy Corp. (b)	264,566	8,786,237
Dynegy Inc. Class A (a)	83,003	600,942
Edison International	68,578	3,118,927
Entergy Corp. (b)	43,861	4,049,248
Exelon Corp.	141,368	8,749,266
FirstEnergy Corp.	69,435	4,186,930
FPL Group Inc.	85,138	4,633,210
PG&E Corp. (b)	73,266	3,467,680
Pinnacle West Capital Corp. (b)	20,916	1,060,232
PPL Corp.	80,188	2,873,938
Progress Energy Inc.	53,319	2,616,897
Public Service Enterprise Group Inc.	52,987	3,517,277
Southern Co. (The)	156,276	5,760,333
TECO Energy Inc. (b)	44,015	758,378
TXU Corp.	97,135	5,265,688
Xcel Energy Inc.	85,558	1,972,967
		87,009,690
Electrical Components & Equipment - 0.35%
American Power Conversion Corp.	35,740	1,093,287
Emerson Electric Co.	171,680	7,569,371
Molex Inc. (b)	29,773	941,720
		9,604,378
Electronics - 0.48%
Agilent Technologies Inc. (a)	86,013	2,997,553
Applera Corp.-Applied Biosystems Group	38,352	1,407,135
Jabil Circuit Inc.	39,014	957,794
PerkinElmer Inc.	26,427	587,472
Sanmina-SCI Corp. (a)	110,847	382,422
Solectron Corp. (a)	192,031	618,340
Symbol Technologies Inc.	53,117	793,568
Tektronix Inc.	17,481	509,921
Thermo Fisher Scientific Inc. (a)(b)	85,554	3,874,741
Waters Corp. (a)	21,685	1,061,914
		13,190,860

The accompanying notes are an integral part of these financial statements.

(continued)

Security	Shares	Value
Engineering & Construction - 0.06%
Fluor Corp.	18,509	$1,511,260
		1,511,260
Entertainment - 0.12%
International Game Technology Inc.	71,439	3,300,482
		3,300,482
Environmental Control - 0.18%
Allied Waste Industries Inc. (a)	53,277	654,774
Waste Management Inc.	113,780	4,183,691
		4,838,465
Food - 1.45%
Campbell Soup Co. (b)	48,581	1,889,315
ConAgra Foods Inc.	107,515	2,902,905
Dean Foods Co. (a)	28,175	1,191,239
General Mills Inc.	74,271	4,278,010
Heinz (H.J.) Co. (b)	69,770	3,140,348
Hershey Co. (The) (b)	36,953	1,840,259
Kellogg Co.	52,600	2,633,156
Kroger Co.	152,080	3,508,486
McCormick & Co. Inc. NVS (b)	27,721	1,068,922
Safeway Inc. (b)	93,576	3,233,987
Sara Lee Corp.	159,979	2,724,442
SUPERVALU Inc.	44,600	1,594,450
Sysco Corp. (b)	130,213	4,786,630
Tyson Foods Inc. Class A (b)	53,338	877,410
Whole Foods Market Inc. (b)	29,697	1,393,680
Wrigley (William Jr.) Co. (b)	46,141	2,386,413
		39,449,652
Forest Products & Paper - 0.39%
International Paper Co.	95,687	3,262,927
MeadWestvaco Corp. (b)	38,097	1,145,196
Plum Creek Timber Co. Inc.	37,719	1,503,102
Temple-Inland Inc. (b)	23,119	1,064,168
Weyerhaeuser Co.	51,834	3,662,072
		10,637,465
Gas - 0.25%
KeySpan Corp.	36,818	1,516,165
Nicor Inc. (b)	9,283	434,444
NiSource Inc.	57,846	1,394,089
Peoples Energy Corp. (b)	7,975	355,446
Sempra Energy	54,981	3,081,135
		6,781,279
Hand & Machine Tools - 0.10%
Black & Decker Corp. (b)	15,293	1,222,981
Snap-On Inc.	12,210	581,684
Stanley Works (The) (b)	17,150	862,474
		2,667,139
Health Care-Products - 3.07%
Bard (C.R.) Inc. (b)	21,779	1,807,004
Bausch & Lomb Inc.	11,453	596,243
Baxter International Inc.	137,354	6,371,852
Becton, Dickinson & Co.	51,508	3,613,286
Biomet Inc. (b)	51,628	2,130,688
Boston Scientific Corp. (a)	247,965	4,260,039
Johnson & Johnson	615,347	40,625,209

(continued)

Security	Shares	Value
Health Care-Products (continued)
Medtronic Inc.	242,639	$12,983,613
Patterson Companies Inc. (a)(b)	29,322	1,041,224
St. Jude Medical Inc. (a)	74,220	2,713,483
Stryker Corp. (b)	62,471	3,442,777
Zimmer Holdings Inc. (a)	51,098	4,005,061
		83,590,479
Health Care-Services - 1.48%
Aetna Inc.	113,559	4,903,478
Coventry Health Care Inc. (a)	33,429	1,673,121
Health Management Associates Inc. Class A	50,540	1,066,899
Humana Inc. (a)	34,739	1,921,414
Laboratory Corp. of America Holdings (a)(b)	26,343	1,935,420
Manor Care Inc. (b)	15,366	720,973
Quest Diagnostics Inc. (b)	34,011	1,802,583
Tenet Healthcare Corp. (a)(b)	100,137	697,955
UnitedHealth Group Inc.	284,142	15,266,950
WellPoint Inc. (a)(b)	130,505	10,269,438
		40,258,231
Home Builders - 0.25%
Centex Corp. (b)	24,946	1,403,711
Horton (D.R.) Inc.	57,305	1,518,009
KB Home (b)	16,587	850,581
Lennar Corp. Class A	29,116	1,527,425
Pulte Homes Inc. (b)	44,528	1,474,767
		6,774,493
Home Furnishings - 0.10%
Harman International Industries Inc.	13,711	1,369,866
Whirlpool Corp.	16,454	1,366,011
		2,735,877
Household Products & Wares - 0.46%
Avery Dennison Corp. (b)	19,887	1,350,924
Clorox Co. (The)	31,806	2,040,355
Fortune Brands Inc. (b)	31,744	2,710,620
Kimberly-Clark Corp.	96,471	6,555,204
		12,657,103
Housewares - 0.06%
Newell Rubbermaid Inc.	58,255	1,686,482
		1,686,482
Insurance - 4.94%
ACE Ltd.	68,453	4,146,198
AFLAC Inc.	104,479	4,806,034
Allstate Corp. (The)	132,545	8,630,005
Ambac Financial Group Inc. (b)	22,286	1,985,014
American International Group Inc.	549,264	39,360,258
Aon Corp. (b)	66,179	2,338,766
Chubb Corp.	86,483	4,575,816
CIGNA Corp. (b)	20,652	2,717,184
Cincinnati Financial Corp. (b)	36,590	1,657,893
Genworth Financial Inc. Class A	95,769	3,276,257
Hartford Financial Services Group Inc. (The)	66,524	6,207,354
Lincoln National Corp.	60,442	4,013,349
Loews Corp.	96,220	3,990,243

S&P 500 Index Master Portfolio
Schedule of Investments  December 31, 2006

(continued)

Security	Shares	Value
Insurance (continued)
Marsh & McLennan Companies Inc. (b)	115,856	$3,552,145
MBIA Inc. (b)	28,356	2,071,689
MetLife Inc.	159,897	9,435,522
MGIC Investment Corp. (b)	17,892	1,118,966
Principal Financial Group Inc.	56,682	3,327,233
Progressive Corp. (The)	162,554	3,937,058
Prudential Financial Inc.	102,119	8,767,937
SAFECO Corp. (b)	24,028	1,502,951
St. Paul Travelers Companies Inc.	145,474	7,810,499
Torchmark Corp. (b)	20,810	1,326,846
UnumProvident Corp.	72,049	1,497,178
XL Capital Ltd. Class A (b)	37,945	2,732,799
		134,785,194
Internet - 1.64%
Amazon.com Inc. (a)(b)	66,128	2,609,411
eBay Inc. (a)	247,351	7,437,845
Google Inc. Class A (a)	45,236	20,830,273
IAC/InterActiveCorp (a)(b)	46,919	1,743,510
Symantec Corp. (a)	204,903	4,272,228
VeriSign Inc. (a)	51,558	1,239,970
Yahoo! Inc. (a)(b)	261,720	6,684,329
		44,817,566
Iron & Steel - 0.27%
Allegheny Technologies Inc.	21,166	1,919,333
Nucor Corp.	64,902	3,547,543
United States Steel Corp.	25,896	1,894,033
		7,360,909
Leisure Time - 0.37%
Brunswick Corp.	19,071	608,365
Carnival Corp.	93,677	4,594,857
Harley-Davidson Inc. (b)	55,200	3,889,944
Sabre Holdings Corp.	27,788	886,159
		9,979,325
Lodging - 0.50%
Harrah's Entertainment Inc.	39,112	3,235,345
Hilton Hotels Corp. (b)	81,194	2,833,671
Marriott International Inc. Class A (b)	72,324	3,451,301
Starwood Hotels & Resorts Worldwide Inc.	45,844	2,865,250
Wyndham Worldwide Corp. (a)	42,525	1,361,651
		13,747,218
Machinery - 0.66%
Caterpillar Inc.	138,071	8,467,894
Cummins Inc.	10,959	1,295,135
Deere & Co. (b)	48,672	4,627,247
Rockwell Automation Inc.	37,026	2,261,548
Terex Corp. (a)(b)	21,506	1,388,857
		18,040,681
Manufacturing - 5.16%
Cooper Industries Ltd.	19,259	1,741,591
Danaher Corp. (b)	49,808	3,608,092
Dover Corp.	42,827	2,099,380
Eastman Kodak Co. (b)	60,428	1,559,042
Eaton Corp.	31,568	2,372,020
General Electric Co.	2,179,157	81,086,432

(continued)

Security	Shares	Value
Manufacturing (continued)
Honeywell International Inc.	172,427	$7,800,597
Illinois Tool Works Inc. (b)	88,465	4,086,198
Ingersoll-Rand Co. Class A	67,714	2,649,649
ITT Industries Inc.	38,860	2,208,025
Leggett & Platt Inc. (b)	37,825	904,018
Pall Corp.	26,387	911,671
Parker Hannifin Corp.	25,297	1,944,833
Textron Inc.	26,573	2,491,750
3M Co.	157,455	12,270,468
Tyco International Ltd. (b)	424,237	12,896,805
		140,630,571
Media - 3.51%
CBS Corp. Class B	164,342	5,124,184
Clear Channel Communications Inc.	104,471	3,712,899
Comcast Corp. Class A (a)	440,695	18,654,619
DIRECTV Group Inc. (The) (a)	162,265	4,046,889
Dow Jones & Co. Inc.	13,868	526,984
Gannett Co. Inc.	49,752	3,008,006
McGraw-Hill Companies Inc. (The) (b)	74,084	5,039,194
Meredith Corp.	8,055	453,899
New York Times Co. Class A (b)	30,804	750,385
News Corp. Class A	493,191	10,593,743
Scripps (E.W.) Co. Class A	17,620	879,943
Time Warner Inc. (b)	850,776	18,529,901
Tribune Co.	40,191	1,237,079
Univision Communications Inc. Class A (a)	52,856	1,872,160
Viacom Inc. Class B (a)	149,365	6,128,446
Walt Disney Co. (The) (b)	440,127	15,083,152
		95,641,483
Mining - 0.70%
Alcoa Inc.	182,509	5,477,095
Freeport-McMoRan Copper & Gold Inc.	41,346	2,304,213
Newmont Mining Corp. (b)	94,664	4,274,080
Phelps Dodge Corp.	42,944	5,141,256
Vulcan Materials Co. (b)	20,302	1,824,541
		19,021,185
Office & Business Equipment - 0.21%
Pitney Bowes Inc. (b)	46,617	2,153,239
Xerox Corp. (a)(b)	205,905	3,490,090
		5,643,329
Oil & Gas - 7.95%
Anadarko Petroleum Corp.	96,728	4,209,603
Apache Corp. (b)	69,313	4,610,008
Chesapeake Energy Corp. (b)	86,485	2,512,389
Chevron Corp.	462,867	34,034,611
ConocoPhillips	347,474	25,000,754
Devon Energy Corp.	92,862	6,229,183
EOG Resources Inc. (b)	51,069	3,189,259
Exxon Mobil Corp.	1,235,477	94,674,602
Hess Corp.	56,357	2,793,616
Marathon Oil Corp.	75,411	6,975,518
Murphy Oil Corp. (b)	39,317	1,999,269
Nabors Industries Ltd. (a)(b)	66,507	1,980,578
Noble Corp. (b)	28,863	2,197,917
Occidental Petroleum Corp.	181,403	8,857,908
Rowan Companies Inc.	23,207	770,472

The accompanying notes are an integral part of these financial statements.

(continued)

Security	Shares	Value
Oil & Gas (continued)
Sunoco Inc.	26,937	$1,679,791
Transocean Inc. (a)	61,557	4,979,346
Valero Energy Corp.	129,037	6,601,533
XTO Energy Inc. (b)	76,988	3,622,285
		216,918,642
Oil & Gas Services - 1.33%
Baker Hughes Inc. (b)	69,254	5,170,504
BJ Services Co.	62,951	1,845,723
Halliburton Co. (b)	208,597	6,476,937
National Oilwell Varco Inc. (a)	36,909	2,258,093
Schlumberger Ltd. (b)	249,330	15,747,683
Smith International Inc.	42,178	1,732,250
Weatherford International Ltd. (a)	72,830	3,043,566
		36,274,756
Packaging & Containers - 0.14%
Ball Corp.	21,915	955,494
Bemis Co. Inc.	21,747	738,963
Pactiv Corp. (a)	29,008	1,035,296
Sealed Air Corp. (b)	17,045	1,106,561
		3,836,314
Pharmaceuticals - 5.68%
Abbott Laboratories	323,699	15,767,378
Allergan Inc. (b)	32,137	3,848,084
AmerisourceBergen Corp.	42,412	1,906,844
Barr Pharmaceuticals Inc. (a)	22,352	1,120,282
Bristol-Myers Squibb Co. (b)	414,079	10,898,559
Cardinal Health Inc.	85,374	5,500,647
Caremark Rx Inc.	89,870	5,132,476
Express Scripts Inc. (a)	28,985	2,075,326
Forest Laboratories Inc. (a)	66,928	3,386,557
Gilead Sciences Inc. (a)	96,574	6,270,550
Hospira Inc. (a)	33,140	1,112,841
King Pharmaceuticals Inc. (a)	51,335	817,253
Lilly (Eli) & Co.	207,545	10,813,095
Medco Health Solutions Inc. (a)	61,868	3,306,226
Merck & Co. Inc.	458,249	19,979,656
Mylan Laboratories Inc.	44,405	886,324
Pfizer Inc.	1,530,503	39,640,028
Schering-Plough Corp. (b)	311,884	7,372,938
Watson Pharmaceuticals Inc. (a)	21,309	554,673
Wyeth	283,949	14,458,683
		154,848,420
Pipelines - 0.34%
El Paso Corp. (b)	146,448	2,237,725
Kinder Morgan Inc. (b)	22,547	2,384,345
Questar Corp. (b)	18,030	1,497,392
Williams Companies Inc.	125,413	3,275,788
		9,395,250
Real Estate - 0.10%
CB Richard Ellis Group Inc. Class A (a)	38,616	1,282,051
Realogy Corp. (a)	45,329	1,374,375
		2,656,426

(continued)

Security	Shares	Value
Real Estate Investment Trusts - 1.06%
Apartment Investment & Management Co. Class A (b)	20,298	$1,137,094
Archstone-Smith Trust (b)	45,515	2,649,428
Boston Properties Inc. (b)	24,308	2,719,579
Equity Office Properties Trust	73,700	3,550,129
Equity Residential (b)	61,243	3,108,082
Kimco Realty Corp. (b)	46,792	2,103,300
ProLogis (b)	51,594	3,135,367
Public Storage Inc.	25,519	2,488,103
Simon Property Group Inc. (b)	46,562	4,716,265
Vornado Realty Trust (b)	26,938	3,272,967
		28,880,314
Retail - 5.51%
AutoNation Inc. (a)	32,376	690,256
AutoZone Inc. (a)	11,094	1,282,023
Bed Bath & Beyond Inc. (a)(b)	59,392	2,262,835
Best Buy Co. Inc.	85,592	4,210,271
Big Lots Inc. (a)(b)	22,516	516,067
Circuit City Stores Inc. (b)	29,625	562,283
Costco Wholesale Corp.	98,521	5,208,805
CVS Corp. (b)	172,930	5,345,266
Darden Restaurants Inc.	30,854	1,239,405
Dillard's Inc. Class A (b)	12,705	444,294
Dollar General Corp. (b)	64,929	1,042,760
Family Dollar Stores Inc.	32,239	945,570
Federated Department Stores Inc.	114,427	4,363,102
Gap Inc. (The)	113,321	2,209,760
Home Depot Inc.	434,638	17,455,062
Kohl's Corp. (a)	68,925	4,716,538
Limited Brands Inc.	71,477	2,068,544
Lowe's Companies Inc. (b)	321,722	10,021,640
McDonald's Corp.	260,541	11,549,783
Nordstrom Inc. (b)	48,063	2,371,428
Office Depot Inc. (a)	59,611	2,275,352
OfficeMax Inc.	15,589	773,994
Penney (J.C.) Co. Inc.	47,195	3,651,005
RadioShack Corp.	28,512	478,431
Sears Holdings Corp. (a)(b)	17,508	2,940,118
Staples Inc.	152,931	4,083,258
Starbucks Corp. (a)	159,177	5,638,049
Target Corp. (b)	180,809	10,315,153
Tiffany & Co.	29,209	1,146,161
TJX Companies Inc. (b)	94,600	2,697,992
Walgreen Co.	212,241	9,739,739
Wal-Mart Stores Inc.	519,166	23,975,086
Wendy's International Inc.	24,111	797,833
Yum! Brands Inc.	56,987	3,350,836
		150,368,699
Savings & Loans - 0.41%
Sovereign Bancorp Inc. (b)	75,457	1,915,853
Washington Mutual Inc.	202,869	9,228,511
		11,144,364

S&P 500 Index Master Portfolio
Schedule of Investments  December 31, 2006

(continued)

Security	Shares	Value
Semiconductors - 2.42%
Advanced Micro Devices Inc. (a)	114,147	$2,322,891
Altera Corp. (a)	75,579	1,487,395
Analog Devices Inc.	74,257	2,440,828
Applied Materials Inc.	292,405	5,394,872
Broadcom Corp. Class A (a)(b)	98,709	3,189,288
Intel Corp.	1,217,430	24,652,958
KLA-Tencor Corp.	41,894	2,084,227
Linear Technology Corp. (b)	63,387	1,921,894
LSI Logic Corp. (a)	83,006	747,054
Maxim Integrated Products Inc. (b)	67,482	2,066,299
Micron Technology Inc. (a)	156,181	2,180,287
National Semiconductor Corp.	62,619	1,421,451
Novellus Systems Inc. (a)(b)	25,831	889,103
NVIDIA Corp. (a)	74,190	2,745,772
PMC-Sierra Inc. (a)(b)	43,249	290,201
QLogic Corp. (a)	32,946	722,176
Teradyne Inc. (a)	41,559	621,723
Texas Instruments Inc.	318,441	9,171,101
Xilinx Inc. (b)	71,512	1,702,701
		66,052,221
Software - 3.82%
Adobe Systems Inc. (a)(b)	121,930	5,013,762
Autodesk Inc. (a)	48,754	1,972,587
Automatic Data Processing Inc.	116,966	5,760,576
BMC Software Inc. (a)(b)	43,144	1,389,237
CA Inc.	86,404	1,957,051
Citrix Systems Inc. (a)	38,324	1,036,664
Compuware Corp. (a)	78,503	653,930
Electronic Arts Inc. (a)	64,552	3,250,839
Fidelity National Information Services Inc. (b)	34,221	1,371,920
First Data Corp.	161,072	4,110,557
Fiserv Inc. (a)	36,659	1,921,665
IMS Health Inc.	42,749	1,174,743
Intuit Inc. (a)	71,905	2,193,822
Microsoft Corp.	1,828,326	54,593,814
Novell Inc. (a)	70,772	438,786
Oracle Corp. (a)	849,356	14,557,962
Paychex Inc.	71,243	2,816,948
		104,214,863
Telecommunications - 6.11%
ADC Telecommunications Inc. (a)	24,625	357,801
Alltel Corp.	76,729	4,640,570
AT&T Inc.	816,659	29,195,559
Avaya Inc. (a)(b)	96,375	1,347,323
BellSouth Corp.	384,844	18,130,001
CenturyTel Inc. (b)	24,476	1,068,622
Ciena Corp. (a)	18,153	503,020
Cisco Systems Inc. (a)	1,285,553	35,134,163
Citizens Communications Co. (b)	68,103	978,640
Comverse Technology Inc. (a)(b)	43,007	907,878
Corning Inc. (a)	328,403	6,144,420
Embarq Corp.	31,371	1,648,860
JDS Uniphase Corp. (a)	43,696	727,975
Juniper Networks Inc. (a)(b)	119,063	2,255,053
Motorola Inc.	515,893	10,606,760

(continued)

Security	Shares or Principal	Value
Telecommunications (continued)
QUALCOMM Inc.	348,489	$13,169,399
Qwest Communications International Inc. (a)(b)	336,815	2,819,142
Sprint Nextel Corp. (b)	619,217	11,697,009
Tellabs Inc. (a)	93,477	959,074
Verizon Communications Inc.	616,266	22,949,746
Windstream Corp.	100,169	1,424,403
		166,665,418
Textiles - 0.04%
Cintas Corp.	28,500	1,131,735
		1,131,735
Toys, Games & Hobbies - 0.10%
Hasbro Inc.	34,766	947,374
Mattel Inc.	79,528	1,802,104
		2,749,478
Transportation - 1.57%
Burlington Northern Santa Fe Corp.	76,206	5,624,765
CSX Corp.	93,359	3,214,350
FedEx Corp.	64,514	7,007,511
Norfolk Southern Corp.	81,263	4,086,716
Ryder System Inc.	13,132	670,520
Union Pacific Corp.	56,706	5,218,086
United Parcel Service Inc. Class B	227,638	17,068,297
		42,890,245
Total Common Stocks (Cost: $2,275,598,239)		2,692,143,464
Short-Term Investments - 11.21%
Certificates of Deposit (c) - 0.24%
Credit Suisse First Boston NY 5.28% - 5.43%, 04/23/07 - 08/21/07	$1,426,559	1,426,559
Washington Mutual Bank 5.33%, 03/19/07	5,094,856	5,094,856
		6,521,415
Commercial Paper (c) - 2.13%
Amstel Funding Corp. 5.22% - 5.25%, 02/13/07 - 04/17/07 (d)	2,142,102	2,111,447
Aspen Funding Corp. 5.26%, 02/21/07 (d)	1,324,663	1,314,985
Beta Finance Inc. 5.27%, 01/25/07 (d)	407,588	406,217
BNP Paribas Finance Inc. 5.12%, 06/06/07	713,280	697,571
CAFCO LLC 5.26%, 01/30/07 (d)	1,018,971	1,014,802
Cantabric Finance LLC 5.25% - 5.26%, 01/25/07 - 03/06/07 (d)	2,445,531	2,427,812
Cheyne Finance LLC
5.24% - 5.26%, 02/15/07 - 04/23/07 (d)	2,404,772	2,375,259
Concord Minutemen Capital Co. LLC 5.27%, 01/11/07 (d)	203,794	203,526

The accompanying notes are an integral part of these financial statements.

(continued)

Security	Principal	Value
Commercial Paper (continued)
Curzon Funding LLC 5.24%, 02/27/07 (d)	$1,117,811	$1,108,700
Edison Asset Securitization LLC 5.21%, 04/11/07 (d)	844,584	832,484
Eureka Securitization 5.26%, 02/09/07 (d)	2,547,428	2,533,284
Five Finance Inc. 5.22%, 04/20/07 (d)	937,453	922,773
General Electric Capital Corp. 5.12%, 06/04/07 (d)	1,528,457	1,495,230
Giro Funding Corp. 5.25%, 03/05/07 - 03/12/07 (d)	3,342,225	3,309,926
Grampian Funding LLC 5.14% - 5.23%, 04/23/07 - 06/06/07 (d)	3,973,988	3,891,613
Harrier Finance Funding LLC 5.12%, 06/06/07 (d)	2,037,942	1,993,061
KKR Atlantic Funding Trust 5.32%, 01/03/07 (d)	1,528,457	1,528,231
Lexington Parker Capital Co. LLC 5.18% - 5.32%, 01/10/07 - 05/17/07 (d)	6,706,787	6,666,565
Lockhart Funding LLC 5.28%, 02/09/07 (d)	2,037,942	2,026,584
Nationwide Building Society 5.21%, 04/13/07 (d)	1,936,045	1,907,746
Nestle Capital Corp. 5.19%, 08/09/07 (d)	1,222,765	1,184,160
Norddeutsche Landesbank 5.27%, 02/15/07	1,936,045	1,923,587
Polonius Inc. 5.26%, 02/20/07 (d)	576,330	572,204
Regency Markets No. 1 LLC 5.32%, 01/22/07 (d)	677,269	675,268
Sedna Finance Inc. 5.22%, 04/17/07 (d)	1,161,627	1,143,941
Societe Generale 5.18%, 05/16/07	5,094,856	4,996,621
Thames Asset Global Securitization No. 1 Inc. 5.25%, 03/07/07 - 03/12/07 (d)	5,171,238	5,121,434
Thornburg Mortgage Capital Resources 5.28%, 01/17/07 - 03/12/07 (d)	2,510,745	2,493,406
Three Pillars Funding Corp. 5.26%, 02/14/07 (d)	1,190,953	1,183,471
		58,061,908
Medium-Term Notes (c) - 0.22%
Bank of America N.A. 5.28%, 04/20/07	509,486	509,486
Cullinan Finance Corp. 5.71%, 06/28/07 (d)	1,528,457	1,528,457
K2 USA LLC 5.39%, 06/04/07 (d)	1,528,457	1,528,457
Sigma Finance Inc. 5.13% - 5.51%, 03/30/07 - 06/18/07 (d)	2,384,393	2,384,393
		5,950,793

(continued)

Security	Shares or Principal	Value
Money Market Funds - 1.09%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30% (e)(f)	29,683,696	$29,683,696
		29,683,696
Repurchase Agreements (c) - 2.03%
Banc of America Securities LLC, 5.36%,due 1/2/07, maturity value $4,078,312 (collateralized by non-U.S. Government debt securities, value $4,202,958, 4.25% to 8.00%, 3/1/08 to 7/15/17).	$4,075,885	4,075,885
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $3,058,737 (collateralized by U.S. Government obligations, value $3,119,927, 0.00% to 11.00%, 1/1/08 to 1/1/37).	3,056,913	3,056,913
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $7,137,054 (collateralized by non-U.S. Government debt securities, value $7,850,764, 1.00% to 8.84%, 8/3/14 to 12/25/46).	7,132,798	7,132,798
BNP Securities Corp., 5.36%, due 1/2/07, maturity value $203,915 (collateralized by non-U.S. Government debt securities, value $214,228, 5.46%, 3/15/08).	203,794	203,794
Citigroup Global Markets Holdings Inc., 5.36%, due 1/2/07, maturity value $7,137,046 (collateralized by non-U.S. Government debt securities, value $7,497,996, 3.78% to 7.41%, 11/25/19 to 10/25/45).	7,132,798	7,132,798
Citigroup Global Markets Holdings Inc., 5.42%, due 1/2/07, maturity value $2,243,087 (collateralized by non-U.S. Government debt securities, value $2,500,515, 0.00% to 10.00%, 6/1/28 to 11/16/36).	2,241,737	2,241,737
Citigroup Global Markets Holdings Inc., 5.46%, due 1/2/07, maturity value $1,223,507 (collateralized by non-U.S. Government debt securities, value $1,363,923, 0.00% to 10.00%, 6/1/28 to 11/16/36).	1,222,765	1,222,765
Goldman Sachs & Co. Inc., 5.35%, due 1/2/07, maturity value $4,078,308 (collateralized by non-U.S. Government debt securities, value $4,241,043, 0.00% to 10.00%, 1/23/07 to 5/15/44).	4,075,885	4,075,885

S&P 500 Index Master Portfolio
Schedule of Investments  December 31, 2006

(continued)

Security	Principal	Value
Repurchase Agreements (continued)
Goldman Sachs Group Inc., 5.36%, due 1/2/07, maturity value $756,669 (collateralized by non-U.S. Government debt securities, value 786,619, 0.00 $% to 10.00%, 1/23/07 to 5/15/44).	$756,219	$756,219
Goldman Sachs Group Inc., 5.46%, due 1/2/07, maturity value $1,223,507 (collateralized by non-U.S. Government debt securities, value $1,272,329, 0.00% to 10.00%, 1/23/07 to 5/15/44).	1,222,765	1,222,765
Greenwich Capital Markets Inc., 5.46%, due 1/2/07, maturity value $1,019,589 (collateralized by non-U.S. Government debt securities, value $1,127,586, 5.58%, 1/8/36).	1,018,971	1,018,971
HSBC Securities Inc., 5.36%, due 1/2/07, maturity value $1,019,578 (collateralized by non-U.S. Government debt securities, value $1,071,244, 3.16% to 5.32%, 5/15/34 to 6/1/46).	1,018,971	1,018,971
JP Morgan Securities Inc., 5.41%, due 1/2/07, maturity value $509,792 (collateralized by non-U.S. Government debt securities, value $535,622, 5.75% to 8.75%, 10/1/08 to 9/15/25).	509,486	509,486
Lehman Brothers Holdings Inc., 5.36%, due 1/2/07, maturity value $4,078,312 (collateralized by non-U.S. Government debt securities, value $4,203,009, 3.34% to 8.75%, 6/15/07 to 12/1/66).	4,075,885	4,075,885
Lehman Brothers Holdings Inc., 5.44%, due 1/2/07, maturity value $1,529,381 (collateralized by non-U.S. Government debt securities, value $1,575,270, 5.50% to 8.88%, 4/15/11 to 12/1/66).	1,528,457	1,528,457
Merrill Lynch & Co. Inc., 5.36%, due 1/2/07, maturity value $4,078,312 (collateralized by non-U.S. Government debt securities, value $4,211,173, 0.00% to 10.13%, 6/15/07 to 9/1/26).	4,075,885	4,075,885
Merrill Lynch & Co. Inc., 5.44%, due 1/2/07, maturity value $2,039,174 (collateralized by non-U.S. Government debt securities, value $2,100,355, 4.37% to 7.75%, 3/3/08 to 12/1/25).	2,037,942	2,037,942
Morgan Stanley, 5.36%, due 1/2/07, maturity value $2,039,156 (collateralized by non-U.S. Government debt securities, value $2,122,965, 0.00% to 10.00%, 1/1/07 to 12/31/37).	2,037,942	2,037,942

(continued)

Security	Principal	Value
Repurchase Agreements (continued)
Morgan Stanley, 5.51%, due 6/4/07, maturity value $1,460,403 (collateralized by non-U.S. Government debt securities, value $1,498,483, 0.00% to 10.00%, 1/1/07 to 12/31/37). (g)	$1,426,560	$1,426,560
Wachovia Capital, 5.38%, due 1/2/07, maturity value $6,525,313 (collateralized by non-U.S. Government debt securities, value $6,855,310, 3.86% to 8.17%, 8/15/13 to 10/17/44).	6,521,415	6,521,415
		55,373,073
Time Deposits (c) - 0.00%
Bank of America N.A. 5.13%, 01/02/07	97,536	97,536
		97,536
U.S. Treasury Obligations - 0.06%
U.S. Treasury Bill 4.71%, 03/22/07 (h)(i)	1,600,000	1,583,116
		1,583,116
Variable & Floating Rate Notes (c) - 5.44%
Allstate Life Global Funding II 5.33% - 5.43%, 11/02/07 - 01/25/08 (d)	5,217,132	5,217,688
American Express Bank 5.32%, 02/28/07	2,037,942	2,037,940
American Express Centurion Bank 5.44%, 07/19/07	2,241,737	2,243,155
American Express Credit Corp. 5.45%, 07/05/07	611,383	611,589
AmeriCredit Automobile Receivables Trust 5.35%, 02/06/07	254,984	254,984
Arkle Master Issuer PLC Series 2006-1A Class 1A 5.33%, 11/19/07 (d)	1,528,457	1,528,457
ASIF Global Financing 5.41%, 05/03/07 (d)	203,794	203,831
Australia & New Zealand Banking Group Ltd. 5.35%, 01/23/08 (d)	1,324,663	1,324,663
Bank of Ireland 5.33% - 5.35%, 08/14/07 - 12/20/07 (d)	2,955,016	2,955,096
Beta Finance Inc. 5.32% - 5.41%, 04/25/07 - 07/25/07 (d)	5,196,753	5,196,904
BMW US Capital LLC 5.35%, 01/15/08 (d)	2,037,942	2,037,942
BNP Paribas 5.35%, 11/19/07 (d)	3,770,193	3,770,193
Carlyle Loan Investment Ltd. 5.40%, 04/13/07 - 07/15/07 (d)	1,487,698	1,487,697
CC USA Inc. 5.37%, 07/30/07 (d)	1,018,971	1,019,052
Commodore CDO Ltd. 5.44%, 12/12/07 (d)	509,486	509,486
Credit Agricole SA 5.34%, 11/23/07	2,037,942	2,037,942

The accompanying notes are an integral part of these financial statements.

(continued)

Security	Principal	Value
Variable & Floating Rate Notes (continued)
Credit Suisse First Boston NY 5.38%, 04/24/07	$1,018,971	$1,018,988
Cullinan Finance Corp. 5.36%, 04/25/07 (d)	509,486	509,486
DaimlerChrysler Auto Trust Series 2006-C Class A1 5.33%, 10/08/07 (d)	294,404	294,404
DEPFA Bank PLC 5.40%, 09/14/07	2,037,942	2,037,942
Dorada Finance Inc. 5.34% - 5.41%, 06/27/07 - 07/17/07 (d)	2,343,634	2,343,710
Eli Lilly Services Inc. 5.34%, 12/31/07 (d)	1,360,327	1,360,326
Fifth Third Bancorp 5.33%, 12/21/07 (d)	4,075,885	4,075,885
Five Finance Inc. 5.31% - 5.37%, 06/29/07 - 07/13/07 (d)	1,324,663	1,324,564
General Electric Capital Corp. 5.31% - 5.48%, 07/09/07 - 01/24/08 (d)	2,139,839	2,140,145
Granite Master Issuer PLC 5.32%, 08/20/07 (d)	7,132,798	7,132,798
Harrier Finance Funding LLC 5.32% - 5.37%, 07/25/07 - 08/15/07 (d)	2,649,325	2,649,352
Hartford Life Global Funding Trust 5.37% - 5.41%, 07/13/07 - 01/15/08	3,056,913	3,057,202
HBOS Treasury Services PLC 5.46%, 10/24/07 (d)	2,037,942	2,037,942
Holmes Financing PLC 5.32%, 07/16/07 (d)	3,566,399	3,566,399
JP Morgan Chase & Co. 5.32% - 5.45%, 07/27/07 - 08/02/07 (g)	5,604,341	5,604,342
K2 USA LLC 5.20% - 5.33%, 04/02/07 - 06/28/07 (d)	1,528,457	1,528,417
Kestrel Funding LLC 5.33%, 07/11/07 (d)	815,177	815,132
Kommunalkredit Austria AG 5.35%, 01/09/08 (d)	1,222,765	1,222,765
Leafs LLC 5.35%, 01/22/07 - 02/20/07 (d)	2,122,779	2,122,778
Links Finance LLC 5.31% - 5.35%, 05/10/07 - 05/16/07 (d)	2,241,737	2,241,655
Lothian Mortgages Master Issuer PLC 5.32%, 04/24/07 (d)	807,034	807,034
Marshall & Ilsley Bank 5.35%, 01/15/08	1,120,868	1,120,868
Master Funding LLC 5.38%, 04/25/07 - 05/25/07 (d)	3,688,125	3,688,125
Merrill Lynch & Co. Inc. 5.46%, 05/30/07 (g)	2,241,737	2,241,737
Metropolitan Life Global Funding I 5.36%, 02/08/07 (d)	3,056,913	3,056,913

(continued)

Security	Principal	Value
Variable & Floating Rate Notes (continued)
Metropolitan Life Insurance Funding Agreement 5.45%, 08/01/07 (d)(g)	$203,794	$203,794
Mound Financing PLC 5.32%, 05/08/07 (d)	1,915,666	1,915,666
Natexis Banques Populaires 5.35% - 5.37%, 02/05/07 - 01/15/08 (d)	7,336,592	7,336,536
National City Bank of Indiana 5.35%, 05/21/07	1,018,971	1,019,004
Nationwide Building Society 5.38% - 5.49%, 02/08/07 - 10/26/07 (d)	6,725,210	6,726,220
Newcastle Ltd. 5.37%, 04/24/07 (d)	718,375	718,309
Northern Rock PLC 5.39%, 08/03/07 (d)	2,445,531	2,445,568
Northlake CDO I 5.42%, 09/06/07 (d)	611,383	611,383
Pricoa Global Funding I 5.34%, 11/27/07	2,751,222	2,751,222
Principal Life Global Funding I 5.80%, 02/08/07	917,074	917,507
Sedna Finance Inc. 5.33% - 5.36%, 05/25/07 - 08/21/07 (d)	2,955,016	2,954,980
Skandinaviska Enskilda Bank NY 5.35%, 01/18/08 (d)	2,037,942	2,037,942
Strips III LLC 5.40%, 07/24/07 (d)	441,139	441,139
SunTrust Bank 5.32%, 05/01/07	2,037,942	2,037,982
Tango Finance Corp. 5.30% - 5.35%, 04/25/07 - 07/16/07 (d)	4,972,579	4,972,325
Union Hamilton Special Funding LLC 5.36% - 5.37%, 03/28/07 - 06/21/07 (d)	3,362,605	3,362,605
Wachovia Asset Securitization Inc. 5.34%, 01/25/07 (d)	2,490,077	2,490,077
Wachovia Bank N.A. 5.36%, 05/22/07	4,075,885	4,075,885
Wal-Mart Stores Inc. 5.50%, 07/16/07 (d)	1,528,457	1,529,007
Wells Fargo & Co. 5.36%, 11/15/07 (d)	1,018,971	1,019,021
WhistleJacket Capital Ltd. 5.31% - 5.35%, 04/18/07 - 06/13/07 (d)	1,528,457	1,528,459
White Pine Finance LLC 5.31% - 5.32%, 5/22/07 - 08/20/07 (d)	6,113,827	6,113,053
Wind Master Trust 5.34%, 07/25/07 (d)	815,177	815,177
		148,458,389
Total Short-Term Investments (Cost: $305,729,192)		305,729,926
Total Investments in Securities - 109.91% (Cost: $2,581,327,431)		2,997,873,390
Other Assets, Less Liabilities - (9.91)%		(270,424,060)
Net Assets - 100.00%		$2,727,449,330

S&P 500 Index Master Portfolio
Schedule of Investments  December 31, 2006

NVS Non-Voting Shares

(a)  Non-income earning security.

(b)  All or a portion of this security represents a security on loan. See Note 4.

(c)  All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.

(d)  This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.

(e)  Affiliated issuer. See Note 2.

(f)  The rate quoted is the annualized seven-day yield of the fund at period end.

(g)  The investment adviser has determined that this security or a portion of these securities is illiquid.

(h)  The rate quoted is the yield to maturity.

(i)  This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of futures contracts. See Note 1.

As of December 31, 2006, the open futures contracts held by the Master

Portfolio were as follows:

Futures Contracts (Expiration Date)	Number of Contracts	Notional Contract Value	Net Unrealized Depreciation
S&P 500 Index (03/16/07)	484	$34,567,280	$(37,778)
			$(37,778)

The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio
Portfolio Allocation (unaudited)  December 31, 2006

Sector/Investment Type	Value	% of Net Assets
Financial	$597,280,232	21.90%
Consumer Non-Cyclical	543,143,627	19.92
Communications	312,039,565	11.44
Industrial	298,291,196	10.94
Technology	285,610,981	10.47
Energy	266,085,286	9.75
Consumer Cyclical	222,771,224	8.16
Utilities	93,790,969	3.44
Basic Materials	73,130,384	2.68
Futures Contracts	(37,778)	(0.00)
Short-Term and Other Net Assets	35,343,644	1.30
Total	$2,727,449,330	100.00%

This table is not part of the financial statements.

S&P 500 Index Master Portfolio
Statement of Assets and Liabilities  December 31, 2006

Assets
Investments in securities, at value (including securities on loan (a)) (Note 1):
Unaffiliated issuers (Cost: $2,551,643,735)	$2,968,189,694
Affiliated issuers (Cost: $29,683,696) (Note 2)	29,683,696
Receivables:
Investment securities sold	412,304
Dividends and interest	3,900,392
Total Assets	3,002,186,086
Liabilities
Payables:
Due to broker—variation margin	134,208
Collateral for securities on loan (Note 4)	274,463,114
Investment advisory fees (Note 2)	108,068
Accrued expenses (Note 2):
Professional fees	31,298
Independent trustees' fees	68
Total Liabilities	274,736,756
Net Assets	$2,727,449,330

(a) Securities on loan with market value of $266,630,828. See Note 4.

S&P 500 Index Master Portfolio
Statement of Operations  For the Year Ended December 31, 2006

Net Investment Income
Dividends from unaffiliated issuers	$47,597,830
Interest from unaffiliated issuers	103,843
Interest from affiliated issuers (Note 2)	1,396,726
Securities lending income	282,685
Total investment income	49,381,084
Expenses (Note 2)
Investment advisory fees	1,247,308
Professional fees	37,568
Independent trustees' fees	10,506
Total expenses	1,295,382
Less expense reductions (Note 2)	(48,074)
Net expenses	1,247,308
Net investment income	48,133,776
Realized and Unrealized Gain (Loss)
Net realized loss from sale of investments in unaffiliated issuers (a)	(48,740,145)
Net realized gain on futures contracts	2,584,556
Net change in unrealized appreciation (depreciation) of investments	364,364,199
Net change in unrealized appreciation (depreciation) of futures contracts	339,499
Net realized and unrealized gain	318,548,109
Net increase in net assets resulting from operations	$366,681,885

(a) Includes a net realized gain of $89,939 resulting from a partial litigation settlement relating to WorldCom Inc.

The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Increase (Decrease) In Net Assets
Operations:
Net investment income	$48,133,776	$43,812,074
Net realized gain (loss)	(46,155,589)	7,404,269
Net change in unrealized appreciation (depreciation)	364,703,698	61,163,102
Net increase in net assets resulting from operations	366,681,885	112,379,445
Interestholder transactions:
Contributions	725,880,991	749,027,738
Withdrawals	(773,639,196)	(859,684,082)
Net decrease in net assets resulting from interestholder transactions	(47,758,205)	(110,656,344)
Increase in net assets	318,923,680	1,723,101
Net Assets:
Beginning of year	2,408,525,650	2,406,802,549
End of year	$2,727,449,330	$2,408,525,650

S&P 500 Index Master Portfolio
Notes to the Financial Statements

Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company organized as a Delaware statutory trust. As of December 31, 2006, MIP offered the following separate portfolios: Active Stock, Bond Index, CoreAlpha Bond, Government Money Market, LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Prime Money Market, S&P 500 Index and Treasury Money Market Master Portfolios.

These financial statements relate only to the S&P 500 Index Master Portfolio (the "Master Portfolio").

Under MIP's organizational documents, the Master Portfolio's officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Portfolio. Additionally, in the normal course of business, the Master Portfolio enters into contracts with service providers that contain general indemnification clauses. The Master Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Portfolio that have not yet occurred.

1. Significant Accounting Policies

The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation

The securities and other assets of the Master Portfolio are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The investment adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees of MIP (the "Board").

Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at source, and interest income is accrued daily. Distributions received by the Master Portfolio may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premiums and accretes discounts on debt securities purchased, using a constant yield to maturity method.

Federal Income Taxes

In general, MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gains (if any). However, each interestholder in the Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

As of December 31, 2006, the cost of investments for federal income tax purposes for the Master Portfolio was $2,634,080,316. Net unrealized appreciation aggregated $363,793,074, of which $642,092,425 represented gross unrealized appreciation on securities and $278,299,351 represented gross unrealized depreciation on securities.

Futures Contracts

The Master Portfolio may purchase futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker and hold in a segregated account, an amount of cash, U.S. Government securities or other high-quality debt and equity securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as receivables or payables in the accompanying Statement of Assets and Liabilities. When the contract is closed, the Master Portfolio records a "realized gain (loss) on futures contracts" in its Statement of Operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for futures contracts may exceed the amount reflected in the financial statements.

As of December 31, 2006, the Master Portfolio has pledged to brokers a U.S. Treasury Bill with a face amount of $1,600,000 for initial margin requirements on outstanding futures contracts.

Repurchase Agreements

The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Master Portfolio, collateralized by securities, which are delivered to the Master Portfolio's custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

S&P 500 Index Master Portfolio
Notes to the Financial Statements (continued)

2. Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment advisory services to the Master Portfolio. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive an annual investment advisory fee of 0.05% of the average daily net assets of the Master Portfolio as compensation for investment advisory services. From time to time, BGFA may waive a portion of its advisory fees. Any such waivers will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

The fees and expenses of the Master Portfolio's trustees who are not "interested persons" of MIP, as defined in the 1940 Act ("Independent Trustees"), counsel to the Independent Trustees and MIP's independent registered public accounting firm (the "independent expenses") are paid directly by the Master Portfolio. BGFA has voluntarily agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BGFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses.

For the year ended December 31, 2006, BGFA credited investment advisory fees for the Master Portfolio in the amount of $48,074.

Investors Bank & Trust Company ("IBT") serves as the custodian and sub-administrator of the Master Portfolio. IBT will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

SEI Investments Distribution Company ("SEI") is the sponsor and placement agent for the Master Portfolio. SEI does not receive any fee from the Master Portfolio for acting as placement agent.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission ("SEC"), BGI serves as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolio's investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2006, BGI earned $282,685 in securities lending agent fees for its services to the Master Portfolio.

MIP has entered into an administration services arrangement with BGI, which has agreed to provide general administration services, such as managing and coordinating third-party service relationships (e.g., the Master Portfolio's custodian, financial printer, legal counsel and independent registered public accounting firm), to the Master Portfolio. BGI is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI (or an affiliate) receives investment advisory fees from the Master Portfolio. BGI may delegate certain of its administration duties to sub-administrators.

Cross trades for the year ended December 31, 2006, if any, were executed by the Master Portfolio pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter, for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Master Portfolio may invest in certain money market funds managed by BGFA, the Master Portfolio's investment adviser, including the Government Money Market Fund ("GMMF"), Institutional Money Market Fund ("IMMF"), Prime Money Market Fund ("PMMF") and Treasury Money Market Fund ("TMMF") of Barclays Global Investors Funds. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the "Money Market Master Portfolios"), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statement of Operations. Income distributions earned by the Master Portfolio from the investment of securities lending collateral are included in securities lending income in the accompanying Statement of Operations.

The following table provides information about the direct investment by the Master Portfolio (exclusive of investments of securities lending collateral) in issuers of which BGFA is an affiliate, for the year ended December 31, 2006.

Name of Affiliated Issuer	Number of Shares Held Beginning of Year (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Year (in 000s)	Value at End of Year	Interest Income
IMMF	19,125	7,100,132	7,089,573	29,684	$29,683,696	$1,396,726

Certain officers and trustees of MIP are also officers of BGI and/or BGFA. As of December 31, 2006, these officers of BGI and/or BGFA collectively owned less than 1% of MIP's outstanding beneficial interests.

3. Investment Portfolio Transactions

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the Master Portfolio were $343,775,190 and $354,079,273 respectively for the year ended December 31, 2006.

4. Portfolio Securities Loaned

The Master Portfolio may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due.

As of December 31, 2006, the Master Portfolio had loaned securities which were collateralized by cash. Pursuant to an exemptive order issued by the SEC, the cash collateral received was invested in a joint account with other investment funds managed by BGFA. The joint account invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements held in the joint account are fully collateralized by U.S. Government securities or non-U.S. Government debt securities. Income from the joint account is allocated daily to the Master Portfolio, based on the Master Portfolio's portion of the total cash collateral received. The market value of the securities on loan as of December 31, 2006 and the value of the related collateral are disclosed in the Master Portfolio's Statement of Assets and Liabilities. Securities lending income, which is disclosed in the Master Portfolio's Statement of Operations, is presented net of rebates paid to, or fees paid by, borrowers.

S&P 500 Index Master Portfolio
Notes to the Financial Statements (continued)

5. Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The SEC staff has stated that it would not object if a fund does not implement FIN 48 in its NAV calculation until the date of the fund's last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. MIP is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. MIP is currently evaluating the impact the adoption of FAS 157 will have on the Master Portfolio's financial statement disclosures.

6. Financial Highlights

Financial highlights for the Master Portfolio were as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Ratio of expenses to average net assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of expenses to average net assets prior to expense reductions	0.05%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	1.93%	1.84%	1.91%	1.74%	1.57%
Portfolio turnover rate(a)	14%	10%	14%	8%	12%
Total return	15.75%	4.87%	10.82%	28.52%	(22.05)%

(a)  Portfolio turnover rates include in-kind transactions, if any.

Report of Independent Registered Public Accounting Firm

To the Interestholders and Board of Trustees of
Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, a portfolio of Master Investment Portfolio (the "Master Portfolio"), at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Master Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 22, 2007

S&P 500 Index Master Portfolio
Trustee and Officer Information (Unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

Master Investment Portfolio ("MIP"), Barclays Global Investors Funds ("BGIF"), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Lee T. Kranefuss, an interested Trustee of MIP, also serves as a Trustee for BGIF and iShares Trust and as a Director of iShares, Inc., and oversees 149 portfolios within the fund complex. Each other Trustee of MIP also serves as a Trustee of BGIF and oversees 24 portfolios within the fund complex. The address for each Trustee and Officer, unless otherwise noted in the tables below, is c/o Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, California 94105.

MIP's Independent Trustees have designated Leo Soong as its Lead Independent Trustee. Additional information about the Master Portfolio's Trustees and Officers may be found in Part B of the Master Portfolio's Registration Statement, which is available without charge, upon request, by calling toll-free 1-877-244-1544.

Interested Trustees and Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held
*Lee T. Kranefuss, 1961	Trustee (since 2001), President and Chief Executive Officer (since 2002).	Chief Executive Officer (since 2005) of Global Index and Markets Group of BGI; Chief Executive Officer (since 2003) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director (since 2005) of Barclays Global Fund Advisors; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director, Chairman and Chief Executive Officer (since 2005) of Barclays Global Investors Services; Chief Executive Officer (1999-2003) of the Individual Investor Business of BGI.	Director (since 2003) of BGI Cayman Prime Money Market Fund, Ltd.; Trustee (since 2001) of BGIF; Trustee (since 2003) of iShares Trust; Director (since 2003) of iShares, Inc.

Michael A. Latham, 1965	Secretary, Treasurer and Chief Financial Officer (since 2003).	Chief Operating Officer (since 2003) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director and Chief Financial Officer (since 2005) of Barclays Global Investors International, Inc.; Director (2000-2003) of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI.	None.

*  Lee T. Kranefuss is deemed to be an "interested person" (as defined in the 1940 Act) of MIP due to his affiliations with BGFA, the investment adviser of the Master Portfolio, BGI, the parent company of BGFA and the administrator of the Master Portfolio, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

S&P 500 Index Master Portfolio
Trustee and Officer Information (Unaudited)

Independent Trustees

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held
Mary G. F. Bitterman, 1944	Trustee (since 2001).	President (since 2004) and Director (since 2002) of the Bernard Osher Foundation; Director (2003-2004) of Osher Lifelong Learning Institutes; President and Chief Executive Officer (2002-2003) of The James Irvine Foundation; President and Chief Executive Officer (1993-2002) of KQED, Inc.	Trustee (since 2001) of BGIF; Director (since 1984) and Lead Independent Director (since 2000) of Bank of Hawaii; Director (since 2002) and Chairman of the Board (since 2005) of PBS (Public Broadcasting Service); Advisory Committee Member (since 1999) of Stanford Institute for Economic Policy Research; Director (since 1998) of Commonwealth Club of California; Advisory Committee Member (since 1992) of Pacific Forum/CSIS.

A. John Gambs, 1945	Trustee (since 2006).	Retired.	Trustee (since 2006) of BGIF; Governor (since 2001) and Vice President (since 2002) of San Francisco Symphony; Trustee (1995-2005) of Marin Country Day School; Trustee (2000-2004), of Marin Academy and President and Director (since 1997) of the Gambs Family Foundation.

Wendy Paskin-Jordan, 1956	Trustee (since 2006).	Managing Partner (since 1999) of Paskin & Kahr Capital Management; Registered Representative
		(since 2005) ThinkEquity Partners (broker-dealer); Registered Representative (1999-2005) ePlanning Securities, Inc. (broker-dealer).	Trustee (since 2006) of BGIF; Director (since 2001) of California State Automobile Association; Director (since 2001) of Maier Siebel Baber; Trustee (since 2005) of World Affairs Council of Northern California.

Leo Soong, 1946	Trustee (since 2000) and Lead Trustee (since 2006).	President (since 2002) of Trinity Products LLC; Managing Director (since 1989) of CG Roxane LLC (water company); Co-Founder (President through 1999) of Crystal Geyser Water Co.	Trustee (since 2000) of BGIF; Vice Chairman (since 2005) of the California Pacific Medical Center; Director (since 1990) of the California State Automobile Association; Director (since 2002) of the American Automobile Association; Director (since 2001) of Flash Electronics.

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Atlas Funds

794 Davis Street

San Leandro, CA 94577

1-800-933-ATLAS

www.atlasfunds.com

RE4689-03

Item 2. Code of Ethics.

As of December 31, 2006, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer.  For the year ended December 31, 2006, there were no substantive amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics.  A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert serving on the Registrant’s audit committee is David M. Laney, who is “independent” as defined in Item 3 of Form N-CSR.  Mr. Laney serves as Chair of the Registrant’s Audit Committee.  In addition, Mr. Laney is a partner in the Dallas office of the law firm Jackson Walker, LLP.

Item 4. Principal Accountant Fees and Services.

(a)          AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountants, KPMG LLP for the audit of the Registrant’s annual financial statements for 2006 was $368,000.  The aggregate fees billed for professional services rendered by its principal accountants, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2005 was $281,481.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by KPMG LLP or by Deloitte & Touche LLP for 2006 or 2005 respectively.

(c)          TAX FEES: The aggregate fees billed for professional services rendered by KPMG LLP or by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning for 2006 and 2005 were $82,000 and $46,320, respectively.  Such services included the review of excise tax distribution requirement calculations, preparation of federal and California regulated investment company income tax returns, federal excise tax returns and preparation of requests for filing extensions.

(d)         ALL OTHER FEES: There were no fees billed for professional services rendered by its independent auditors, KPMG LLP or Deloitte & Touche LLP for products and services, other than the services reported in paragraphs (a) through (c) of this Item for 2006 or 2005 respectively.

(e)          (1)The Registrants audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)            Not applicable.

(g)         There were no non-audit fees billed for professional services rendered to the registrant by its independent auditors, KPMG LLP or Deloitte & Touche LLP for 2006 or 2005 respectively.  No services were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)         Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6.  Schedule of Investments

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics is attached.

(a)(2) Section 302 Certification letters are attached.

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Atlas Funds

By: /s/ W. Lawrence Key
W. Lawrence Key President and Chief Operating Officer (as Principal Executive Officer)

Date: 2/22/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ W. Lawrence Key
W. Lawrence Key President and Chief Operating Officer (as Principal Executive Officer)

Date: 2/22/2007

By: /s/ Gene A. Johnson
Gene A. Johnson Vice President and Treasurer (Principal Financial Officer)

Date: 2/22/2007